UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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ALTEVA, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Alteva, Inc.

400 Market Street, Suite 1100

Philadelphia, PA 19106

Dear Alteva Shareholder:

You are cordially invited to attend the 2015 annual meeting of holders of equity securities of Alteva, Inc. (“Alteva” or the “Company”), which will be held on November 16, 2015, at 10:00 A.M., local time, at 47 Main Street, Warwick, New York 10990 (the “Annual Meeting”).

At the Annual Meeting, holders of Alteva’s common shares, par value $0.01 per share (the “Common Stock”), will be asked to consider and vote on a proposal to adopt the Agreement and Plan of Merger dated as of September 2, 2015 (the “Merger Agreement”) among the Company, MBS Holdings, Inc., a Delaware corporation (“Parent”), and Arrow Merger Subsidiary, Inc., a New York corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent. In addition, at the Annual Meeting, you will be asked to consider and vote on:

1.              the adoption of the Merger Agreement;

2.              a non-binding, advisory proposal to approve compensation that will or may become payable by Alteva to its named executive officers in connection with the Merger;

3.              a proposal to fix the number of directors at five (5) until the next annual meeting;

4.              the election of five (5) directors, as described in the enclosed proxy statement;

5.              a non-binding, advisory proposal to approve the compensation of our named executive officers for the year ending December 31, 2014;

6.              the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2015; and

7.              a proposal to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Annual Meeting.

If the Merger is completed, holders of Common Stock will be entitled to receive $4.70 in cash for each share of Common Stock that they own, which represents a premium of approximately 27.0% to the closing price of the Common Stock on September 1, 2015, the last trading day prior to the execution of the Merger Agreement. Holders of Alteva’s 5% series preferred stock, par value $100 per share (the “Senior Preferred Stock”) will be entitled to receive $100 in cash for each share of Senior Preferred Stock that they own, plus any accrued but unpaid dividends through the date and time that the Merger becomes effective (the “Effective Time”) (unless such holders of Senior Preferred Stock have properly exercised their appraisal rights as explained in the enclosed proxy statement).

The enclosed proxy statement provides detailed information about the Annual Meeting, the Merger Agreement and the Merger. A copy of the Merger Agreement is attached as Annex A to the proxy statement, and you are encouraged to read it in its entirety.

The Board of Directors of Alteva (the “Board of Directors”), after considering the factors more fully described in the enclosed proxy statement, has unanimously (a) determined that the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement are fair to, advisable and in the best interests of Alteva and its holders of Common Stock; and (b) adopted and approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement. The Board of Directors unanimously recommends that you vote:

1.              “FOR” the adoption of the Merger Agreement (Proposal No. 1);

2.              “FOR” the non-binding, advisory proposal to approve compensation that will or may become payable by Alteva to its named executive officers in connection with the Merger (Proposal No. 2);

3.              “FOR” fixing the number of directors at five (5) until the next annual meeting (Proposal No. 3);

4.              “FOR” electing the five (5) directors listed in this proxy statement (Proposal No. 4);

5.              “FOR” approving, on an advisory basis, the compensation of our named executive officers for the year ending December 31, 2014 (Proposal No. 5);

6.              “FOR” considering and ratifying the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2015 (Proposal No. 6); and

7.              “FOR” the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Annual Meeting (Proposal No. 7).

Your vote is very important, regardless of the number of shares of Common Stock that you own. We cannot complete the Merger unless the proposal to adopt the Merger Agreement is approved by the affirmative vote of the holders of at least seventy percent (70%) of the outstanding shares of Common Stock entitled to vote at the Annual Meeting.

Abstentions or the failure to vote your shares at the Annual Meeting will have the same effect as a vote against the Merger. Whether or not you plan to attend the Annual Meeting, you are urged to submit your proxy or voting instructions as soon as possible.

If you are a registered shareholder of shares of Common Stock, you may vote your shares via the Internet, via a toll-free telephone number, by mail or in person at the Annual Meeting. If you are the beneficial owner of shares of Common Stock held in “street name”, you will receive voting instructions from your broker, bank or other nominee (the shareholder of record). The voting instructions will provide details regarding how to vote these shares.

On behalf of the Board of Directors, I thank you for your support and appreciate your consideration of this matter.

Sincerely,

Brian J. Kelley
Chief Executive Officer

The enclosed proxy statement is dated October 7, 2015 and, together with the enclosed form of proxy card, is first being mailed on or about October 9, 2015.

Alteva, Inc.

400 Market Street, Suite 1100

Philadelphia, PA 19106

Notice of Annual Meeting of Shareholders

November 16, 2015

The 2015 annual meeting of holders of equity securities of Alteva, Inc. (“Alteva” or the “Company”) will be held on Monday, November 16, 2015, at 10:00 A.M., local time, at 47 Main Street, Warwick, New York 10990 (the “Annual Meeting”) for the following purposes, which are more fully described in the enclosed proxy statement:

1.              to consider and vote on the proposal to adopt the Agreement and Plan of Merger dated as of September 2, 2015 (the “Merger Agreement”) among the Company, MBS Holdings, Inc., a Delaware corporation (“Parent”), and Arrow Merger Subsidiary, Inc., a New York corporation and a wholly-owned subsidiary of MBS (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent (the “Surviving Corporation”);

2.              to consider and vote on the proposal to approve, by non-binding, advisory vote, compensation that will or may become payable by Alteva to its named executive officers in connection with the Merger;

3.              to consider and to fix the number of directors at five (5) until the next annual meeting;

4.              to consider and to elect five (5) directors;

5.              to consider and to approve, on an advisory basis, the compensation of our named executive officers for the year ending December 31, 2014;

6.              to consider and to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2015; and

7.              to consider and approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Annual Meeting.

Only shareholders of record of our common shares, par value $0.01 per share (the “Common Stock”, and such holders, the “Shareholders”) as of the close of business on October 7, 2015 (the “Record Date”) are entitled to vote at the Annual Meeting or any adjournment, postponement or other delay thereof.

The Board of Directors of Alteva (the “Board of Directors”) unanimously recommends you vote “FOR” each of the proposals noted above.

The Annual Meeting may be postponed or canceled by action of the Board of Directors upon public notice given prior to the time previously scheduled for the Annual Meeting or adjourned by action of the chairman of the Annual Meeting.

As you may be aware, we have received notice from Juniper Investment Company, LLC (“Juniper”), which beneficially owns approximately 7.79% of the Common Stock, expressing the intention to nominate four (4) candidates for election as directors, as well as submit a proposal to amend the Company’s by-laws at the Annual Meeting in opposition to the five (5) highly qualified and experienced director candidates your Board of Directors has nominated. You may receive solicitation materials from Juniper, including proxy statements and proxy cards. The Company is not responsible for the accuracy of any information provided by or relating to Juniper or its nominees contained in solicitation materials filed or disseminated by or on behalf of Juniper or any other statements Juniper may make.

The Board of Directors does not endorse any Juniper nominee or resolution. The Board of Directors unanimously recommends that you vote on the white proxy card or voting instruction form “FOR” each of the proposals described in this proxy statement and the enclosed white proxy card.

The Board of Directors strongly urges you NOT to sign or return any proxy card or voting instruction form sent to you by Juniper, even as a protest vote against Juniper or the Juniper nominees. Even a “WITHHOLD” vote with respect to the Juniper nominees on its proxy card will cancel any white proxy card you have previously submitted. If you have previously submitted a proxy card sent to you by Juniper, you can revoke that proxy and vote for the Board of Directors’ nominees and on the other matters to be voted on at the Annual Meeting by using the enclosed white proxy card. Only the latest validly executed proxy that you submit will be counted at the Annual Meeting.

YOUR VOTE IS IMPORTANT

All shareholders are cordially invited to attend the Annual Meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE (1) BY COMPLETING, SIGNING, DATING, AND RETURNING THE ENCLOSED WHITE PROXY CARD; (2) THROUGH THE INTERNET (AS DESCRIBED ON THE WHITE PROXY CARD); OR (3) VIA A TOLL-FREE TELEPHONE NUMBER (AS DESCRIBED ON THE WHITE PROXY CARD). You may revoke your proxy or change your vote at any time before it is voted at the Annual Meeting.

If you are the beneficial owner of shares of our Common Stock held in “street name,” you should instruct your broker, bank or other nominee how to vote your shares in accordance with the voting instructions that you will receive from your broker, bank or other nominee. Your broker or other agent cannot vote on any of the proposals, other than the proposal to fix the number of directors at five (5) (Proposal No. 3) and the proposal to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2015 (Proposal No. 6), without your instructions. If you do not provide voting instructions, no votes will be cast on your behalf with respect to any proposals other than Proposal No. 3 and Proposal No. 6.

If you are a shareholder of record of our Common Stock, voting in person by ballot at the Annual Meeting will revoke any proxy that you previously submitted. If you hold your shares of Common Stock through a broker, bank or other nominee, you must obtain a “legal proxy” in order to vote in person at the Annual Meeting, as further described below.

If you fail to (1) return your proxy card; (2) grant your proxy electronically over the Internet or by telephone; or (3) vote by ballot in person at the Annual Meeting, your shares will not be counted for purposes of determining whether a quorum is present at the Annual Meeting and, if a quorum is present, will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement.

We encourage you to read the enclosed proxy statement and its annexes, including all documents incorporated by reference into the enclosed proxy statement, carefully and in their entirety. If you have any questions concerning the Merger, the Annual Meeting or the enclosed proxy statement, would like additional copies of the enclosed proxy statement or need help voting your shares of Common Stock, please contact our proxy solicitor:

Georgeson Inc.

480 Washington Blvd., 26th Floor

Jersey City, NJ 07310

Shareholders Call Toll-Free: (888) 206-5896

If you plan to attend the Annual Meeting, please read the following information:

Attendance at the Annual Meeting will be limited to shareholders. Admission will be on a first-come, first-served basis. Each holder of Common Stock or Senior Preferred Stock who wishes to attend the Annual Meeting will be asked to present valid picture identification, such as a driver’s license or passport.  The meeting will begin at 10:00 A.M.

If your shares of Common Stock are held of record by a broker, bank, or other nominee and you wish to vote at the Annual Meeting, you must bring to the Annual Meeting a letter from the broker, bank, or other nominee confirming (1) your legal right to vote the shares at the Annual Meeting, (2) your beneficial ownership of the shares on the record date, and (3) that the broker, bank or other nominee is not voting the shares at the Annual Meeting. Persons entitled to vote shares of Common Stock held by partnerships, corporations, trusts, and other entities must show evidence of that entitlement.

Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

By Order of the Board of Directors

Brian H. Callahan
Corporate Secretary
Philadelphia, PA
October 7, 2015

i

(continued)

ii

(continued)

iii

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND THE MERGER

The following questions and answers briefly address some commonly asked questions about the Annual Meeting, the Merger Agreement and the Merger. These questions and answers do not contain all of the details that may be important to you as a shareholder of Alteva. Therefore, Alteva encourages you to carefully read this entire proxy statement, its annexes and the documents referred to or incorporated by reference into this proxy statement. You may obtain the information incorporated by reference without charge by following the instructions under “Where You Can Find More Information” in this proxy statement. In this proxy statement, unless the context requires otherwise, the terms “Alteva”, “Company”, “we”, “our” and “us” refer to Alteva, Inc., a New York corporation, and its subsidiaries. Unless the context requires otherwise, the terms “you” and the “Shareholders” refer to holders of the Common Stock.

Q. Why is Alteva sending this proxy statement and proxy card?

A. On September 2, 2015, Alteva entered into the Merger Agreement. The Board of Directors is soliciting the vote of the Shareholders to approve the proposal to adopt the Merger Agreement and to approve the Merger and other transactions contemplated by the Merger Agreement and the other matters to be voted on at the Annual Meeting. The Merger cannot occur without the approval of at least seventy percent (70%) of the outstanding shares of Common Stock.

Q. When and where is the Annual Meeting?

A. The Annual Meeting will take place on Monday, November 16, 2015 at 10:00 A.M., local time. The location of the Annual Meeting is 47 Main Street, Warwick, New York 10990.

Q. Who may attend and vote at the Annual Meeting?

A. All Alteva shareholders are entitled to receive notice of and to attend the Annual Meeting or any adjournment or postponement thereof. Only Shareholders as of the Record Date for the Annual Meeting, which is October 7, 2015, are entitled to vote at the Annual Meeting.

You are entitled to attend the Annual Meeting only if you were a shareholder of Alteva as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting. For directions to the Annual Meeting, please call Alteva’s Investor Relations at (845) 986-8080.

Q. What matters will be voted on at the Annual Meeting?

A. At the Annual Meeting, holders of Common Stock present in person or represented by proxy and entitled to vote will be asked to consider and vote on:

1.              a proposal to adopt the Merger Agreement;

2.              a non-binding, advisory proposal to approve compensation that will or may become payable by Alteva to its named executive officers in connection with the Merger;

3.              a proposal to fix the number of directors at five (5) until the next annual meeting;

4.              the election of five (5) directors, as described in the enclosed proxy statement;

5.              a non-binding, advisory proposal to approve the compensation of our named executive officers for the year ending December 31, 2014;

6.              the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2015; and

7.              a proposal to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Annual Meeting.

Q. Why am I being asked to cast a non-binding advisory vote to approve the compensation that may be paid or become payable to the named executive officers of Alteva in connection with the Merger?

A. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), require Alteva to conduct a non-binding advisory vote with respect to certain “golden parachute” compensation that may be paid or become payable to Alteva’s named executive officers in connection with the Merger, including the agreements and understandings with Alteva pursuant to which such compensation may be paid or become payable. See “Proposal 2: Advisory Vote on Merger-Related Compensation” and “The Merger—Golden Parachute Compensation”) herein.

Q. If the Merger is completed, what will I be entitled to receive for my shares, my restricted stock or my options?

A. If the Merger is completed, holders of Common Stock will be entitled to receive $4.70 in cash for each share of Common Stock that they own, without interest and subject to any applicable withholding tax (the “Common Stock Merger Consideration”). Holders of Alteva’s 5% series preferred stock, par value $100 per share (the “Senior Preferred Stock”), will be entitled to receive $100 in cash for each share of Senior Preferred Stock that they own, plus any accrued but unpaid dividends through the Effective Time, without interest and subject to any applicable withholding tax (the “Senior Preferred Stock Merger Consideration”, and, together with the Common Stock Merger Consideration, the “Merger Consideration”). See “The Merger—Merger Consideration” herein.

The Merger Agreement provides that, immediately prior to the Effective Time (as defined below), any Company restricted stock issued under the Amended and Restated Warwick Valley Telephone Company 2008 Long-Term Incentive Plan (the “2008 LTIP Plan”) will become fully vested and free of restrictions, and will be automatically converted into the right to receive the Common Stock Merger Consideration. Any Company stock options outstanding immediately prior to the Effective Time will automatically become vested and exercisable and will be converted into the right to receive the Common Stock Merger Consideration, less the exercise price per share of the applicable options. All the outstanding Company stock options have an exercise price in excess of the Common Stock Merger Consideration. See “The Merger—Interests of Alteva’s Directors and Executive Officers in the Merger—Treatment of Equity-Based Awards” herein.

Pursuant to Section 910 of the New York Business Corporation Law (the “NYBCL”), holders of the Common Stock will not be entitled to appraisal rights if the Merger Agreement is adopted and the Merger is consummated. Holders of the Senior Preferred Stock that are entitled to and properly perfect their appraisal rights under New York law may be entitled to an appraisal of the fair value of their shares of Senior Preferred Stock in lieu of the Senior Preferred Stock Merger Consideration. See “The Merger—Appraisal Rights” herein.

Q. What effect will the Merger have on Alteva and its equity securities?

A. If the Shareholders approve the proposal to adopt the Merger Agreement and the Merger is completed, Alteva will become a wholly-owned subsidiary of Parent at the date and time that the Merger becomes effective (the “Effective Time”). The Common Stock is currently registered under the Exchange Act and is listed on the New York Stock Exchange (“NYSE”) MKT under the symbol “ALTV.” If the Merger is completed, Alteva will become a wholly owned subsidiary of Parent, and the Common Stock will no longer be publicly traded and will be delisted from the NYSE MKT. In addition, the Common Stock will be deregistered under the Exchange Act, and Alteva will no longer file periodic reports with the Securities and Exchange Commission (the “SEC”). Holders of Common Stock and Senior Preferred Stock will receive the Common Stock Merger Consideration and the Senior Preferred Stock Merger Consideration, respectively (except with respect to dissenting holders of Senior Preferred Stock that are entitled to appraisal rights). See “The Merger—Effect of the Merger” herein.

Q. Will the Merger be a taxable transaction to me?

A. Yes. If you are a U.S. Holder (as defined herein), the receipt of cash in exchange for shares of Common Stock or Senior Preferred Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. If you are a U.S. Holder, in general, your gain or loss will be equal to the difference, if any, between the amount of cash received and your adjusted tax basis in the Common Stock or Senior Preferred Stock surrendered pursuant to the Merger.

If you are a Non-U.S. Holder (as defined herein), the receipt of cash in exchange for shares of Common Stock or Senior Preferred Stock pursuant to the Merger will generally not result in your being subject to U.S. federal income tax unless you have certain connections to the United States, but may be a taxable transaction under foreign tax laws. You should read “The Merger—Material U.S. Federal Income Tax Consequences of the Merger” for a more detailed discussion of the U.S. federal income tax consequences of the Merger to U.S. Holders and Non-U.S. Holders. You should also consult your own tax advisors concerning the U.S. federal income tax consequences relating to the Merger in light of your particular circumstances and any tax consequences arising under the laws of any state, local or non-U.S. taxing jurisdiction. See “The Merger—Material U.S. Federal Income Tax Consequences

of the Merger” herein.

Q. Is the Merger subject to the satisfaction of any conditions?

A. Yes. In addition to the approval of the proposal to adopt the Merger Agreement by the Shareholders, the Merger is subject to the satisfaction of various conditions. For a description of these conditions, see “Proposal 1: Adoption of the Merger Agreement—Conditions to the Closing of the Merger”.

Q. When is the Merger expected to be completed?

A. In order to complete the Merger, Alteva must obtain the approval of at least seventy percent (70%) of the outstanding shares of Common Stock to adopt the Merger Agreement as described in this proxy statement, and the other closing conditions under the Merger Agreement must be satisfied, including the receipt of applicable regulatory approvals. Alteva cannot assure you that the Merger will be completed by any particular date. See “Proposal 1: Adoption of the Merger Agreement—Conditions to the Closing of the Merger”.

Q. What happens if the Merger is not completed?

A. If the proposal to adopt the Merger Agreement is not approved by the Shareholders, or if the Merger is not consummated for any other reason, the holders of the Common Stock and holders of the Senior Preferred Stock will not receive any payment for their shares in connection with the Merger. Alteva will remain a public company; its shares of Common Stock will continue to be listed and traded on NYSE MKT (subject to listing standards) and its shares of Senior Preferred Stock will continue to be outstanding. In addition, under specified circumstances, Alteva will be required to pay (a) Parent a termination fee of $873,000, or (b) the lesser of $750,000 and Parent’s documented out-of-pocket transaction fees and expenses actually incurred in connection with the transactions contemplated in the Merger Agreement. See “Proposal 1: Adoption of the Merger Agreement—Termination Fee” and “The Merger— Effect on Alteva if the Merger is Not Completed” herein.

Q. How does Alteva’s Board of Directors recommend that I vote on the proposals?

A. The Board of Directors has unanimously (1) determined that the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement are advisable, fair to and in the best interests of Alteva and its Shareholders and (2) adopted and approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement. The Board of Directors unanimously recommends that you vote:

1.         “FOR” the adoption the Merger Agreement;

2.         “FOR” the non-binding, advisory proposal to approve compensation that will or may become payable by Alteva to its named executive officers in connection with the Merger;

3.         “FOR” fixing the number of directors at five (5) until the next annual meeting;

4.         “FOR” electing the five (5) directors listed in this Proxy Statement;

5.         “FOR” approving, on an advisory basis, the compensation of Alteva’s named executive officers for the year ending December 31, 2014;

6.         “FOR” considering and ratifying the selection of Ernst & Young LLP as Alteva’s independent registered public accounting firm for the year ending December 31, 2015; and

7.         “FOR” the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Annual Meeting.

To review the Board of Directors’ reasons for recommending the Merger, see “The Merger—Recommendation of the Board of Directors and Reasons for the Merger”.

Q. Do any of Alteva’s directors and executive officers have interests in the Merger that may differ from or be in addition to my interests as a shareholder?

A. Yes. In considering the recommendation of the Board of Directors with respect to the proposal to adopt the Merger Agreement and approve the Merger and other transactions contemplated by the Merger Agreement, you should be aware that the Board of Directors and executive officers have interests in the Merger that may be different from, or in addition to, the interests of Alteva’s shareholders generally. The members of the Board of Directors were aware of and considered these interests, to the extent they existed at the time, among other matters, in approving the Merger Agreement and the Merger, and in recommending that the Merger Agreement be adopted by the Shareholders of Alteva. See “The Merger—Interests of Alteva’s Directors and Executive Officers in the Merger” herein.

Q. What vote is required for the proposals?

A. The affirmative vote by holders of at least seventy percent (70%) of the shares of Common Stock entitled to be voted at the Annual Meeting (in other words, 4,200,365 of the 6,000,521 shares of Common Stock outstanding as of the Record Date) is required for the adoption of the Merger Agreement (Proposal No. 1).

Proposal Nos. 2, 3, 5, 6 and 7 require the affirmative vote of at least a majority of the votes duly cast at the Annual Meeting.

Nominees for election to the Board of Directors (Proposal No. 4) shall be elected by a plurality of the votes duly cast at the Annual Meeting.

See “The Annual Meeting—Vote Required” herein.

Q. Am I entitled to appraisal rights?

A. Holders of Common Stock are not entitled to appraisal rights under New York law in connection with the Merger. Holders of Senior Preferred Stock may be entitled to appraisal rights under New York law in connection with the Merger, provided such rights are properly perfected. Holders of Senior Preferred Stock must comply with the requirements of the NYBCL in order to be entitled to have the “fair value” (as described in Section 623 of the NYBCL) of their shares of Senior Preferred Stock determined by judicial proceedings and to receive payment based on that valuation instead of receiving the Senior Preferred Stock Merger Consideration. The ultimate amount a holder would receive in an appraisal proceeding may be more than, the same as or less than the Senior Preferred Stock Merger Consideration. To exercise appraisal rights, holders of Senior Preferred Stock must precisely comply with the requirements of the NYBCL. See “The Merger—Appraisal Rights” and the text of the New York appraisal rights statutes, Sections 623 and 910 of the NYBCL, which is reproduced in its entirety as Annex B to this proxy statement.

Q. What is a quorum?

A. Our by-laws provide that a quorum will be present at the Annual Meeting if the holders of record of a majority of the shares issued and outstanding and entitled to vote (for purposes of the Annual Meeting, the Common Stock) are present in person or represented by proxy (received by mail, telephone or the Internet). In the event that a quorum is not present at the Annual Meeting, it is expected that the meeting will be adjourned to solicit additional proxies.  The chairman of the Annual Meeting will determine whether a quorum is present. See “The Annual Meeting—Quorum” herein.

Q. What happens if the meeting is postponed or adjourned?

A. Unless a new record date is fixed or required to be fixed, your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy at any time until it is voted.

The Annual Meeting may be postponed or canceled by action of the Board of Directors upon public notice given prior to the time previously scheduled for the Annual Meeting or adjourned by action of the chairman of the Annual Meeting. See “The Annual Meeting—Postponements; Adjournments” herein.

Q. What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A. If you are a registered holder, your shares are registered in your name with our transfer agent, American Stock Transfer & Trust Co., and you are considered, with respect to those shares, the “shareholder of record.” These proxy materials have been sent to you directly by Alteva.

If your shares are held in a stock brokerage account or by a broker, bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” These proxy materials have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions on the form that you receive from your broker, bank or other nominee. See “The Annual Meeting—Voting of Proxies” and “—How are votes counted?” herein.

Q. How do I vote?

A. If you are a shareholder of record, you may vote your shares of Common Stock:

•                  by attending the Annual Meeting and voting your shares of Common Stock in person;

•                  by completing, signing, dating and returning the enclosed white proxy card and mailing it in the enclosed postage pre-paid envelope;

•                  via the Internet, using the instructions printed on the enclosed white proxy card; or

•                  via the toll-free telephone number (as described on the enclosed white proxy card).

If you are the beneficial owner of shares of our Common Stock held in “street name”, you must provide your voting instructions to your broker, bank or other nominee in accordance with the voting instructions that you will receive from your broker, bank or other nominee.

Shareholders of record may vote their shares of Common Stock in person at the Annual Meeting. If you are a beneficial owner and you wish to vote at the Annual Meeting, you must bring to the Annual Meeting a letter from the broker, bank, or other nominee confirming (1) your legal right to vote the shares at the Annual Meeting, (2) your beneficial ownership of the shares on the record date, and (3) that the broker, bank or other nominee is not voting the shares at the Annual Meeting. See “The Annual Meeting—Voting of Proxies” herein.

Q. If my shares are held in “street name” by my broker, bank or other nominee, will my broker, bank or other nominee vote my shares for me?

A. Other than for Proposal No. 3 (fixing the number of directors until the next annual meeting) and Proposal No. 6 (ratification of the accountant), your broker, bank or other nominee will only be permitted to vote your shares of Common Stock if you instruct your broker, bank or other nominee how to vote. You must follow the procedures provided by your broker, bank or other nominee regarding the voting of your shares. If you do not instruct your broker, bank or other nominee to vote your shares, your shares will not be voted, which will be treated as a vote against the proposal to adopt the Merger Agreement. See “The Annual Meeting—Broker Non-Votes” herein.

Q. How are votes counted?

A. For each of Proposal Nos. 1, 2, 3, 5, 6 and 7, you may vote “FOR,” “AGAINST” or “ABSTAIN.” With respect to Proposal No. 4 (election of directors), you may vote “FOR ALL,” “WITHHOLD ALL” or “FOR ALL EXCEPT” one or more specified nominees. See “The Annual Meeting—Vote Required” herein.

If a Shareholder neither submits a vote by proxy nor votes in person at the Annual Meeting, their shares will not be voted. If a Shareholder holds shares beneficially in “street name” and does not return the voting instruction form received from their broker, bank or other nominee, the holder’s broker may not vote uninstructed shares on Proposal Nos. 1, 2, 4, 5 or 7, but may vote, in its discretion, on Proposal Nos. 3 and 6. When a broker is not permitted to vote a client’s uninstructed shares on some but not all of the proposals at a meeting, the missing votes are referred to as “broker non-votes.” Broker non-votes will have no effect on Proposal Nos. 2, 4, 5 or 7, but will have the effect of a vote “AGAINST” Proposal No. 1. See “The Annual Meeting—Broker Non-Votes” herein.

Abstentions will have no effect on Proposal Nos. 2, 3, 5, 6 or 7, but will have the effect of a vote “AGAINST” Proposal No. 1. Abstentions will have no effect on the election of directors (Proposal No. 4), provided that each nominee receives at least one vote. See “The Annual Meeting—Abstentions” herein.

Q. What if I don’t vote for a proposal on the proxy I submit?

A. All shares represented by properly signed and dated proxies received in time for the Annual Meeting will be voted in accordance with the instructions of the Shareholder. Properly signed and dated proxies that do not contain voting instructions or that indicate that the Shareholder wishes to vote in accordance with the recommendations of the Board of Directors will be voted:

1.              “FOR” the adoption the Merger Agreement;

2.              “FOR” the non-binding, advisory proposal to approve compensation that will or may become payable by Alteva to its named executive officers in connection with the Merger;

3.              “FOR” fixing the number of directors at five (5) until the next annual meeting;

4.              “FOR” electing the five (5) directors listed in this proxy statement;

5.              “FOR” approving, on an advisory basis, the compensation of Alteva’s named executive officers for the year ending December 31, 2014;

6.              “FOR” considering and ratifying the selection of Ernst & Young LLP as Alteva’s independent registered public accounting firm for the year ending December 31, 2015; and

7.              “FOR” the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Annual Meeting.

If any other business properly comes before the meeting or any adjournments or postponements thereof, the persons named as proxies will vote your shares in accordance with the recommendations of the Board of Directors. See “The Annual Meeting—Voting of Proxies” and “The Annual Meeting—Other Matters” herein.

If you are the beneficial owner of shares of Common Stock and do not give voting instructions to your broker, bank or other nominee on a proposal, your shares of Common Stock will not be voted on any proposal other than Proposal No. 3 and Proposal No. 6. See “The Annual Meeting—Broker Non-Votes” herein.

Q. When should I send in my proxy or voting instructions?

A. You should send in your white proxy card via mail, or submit your proxy over the Internet or by phone as soon as possible so that your shares of Common Stock will be voted at the Annual Meeting.

If your shares are held in the name of a broker, bank or other nominee, you should submit your voting instructions to your broker, bank or other nominee as soon as possible so that your shares of Common Stock will be voted at the Annual Meeting.

Q. May I revoke my proxy or voting instructions?

A. Yes. You may revoke your proxy at any time before the Annual Meeting by the following methods. If you are a shareholder of record, you may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting by: (1) signing another proxy card with a later date and returning it to us prior to the Annual Meeting; (2) submitting a new proxy electronically over the Internet or by telephone after the date of the earlier submitted proxy; (3) delivering a written notice of revocation to our Corporate Secretary; or (4) attending the Annual Meeting and voting in person by ballot. If you have submitted a proxy, your appearance at the Annual Meeting, in the absence of voting in person or submitting an additional proxy or revocation, will not have the effect of revoking your prior proxy.

If you hold your shares in “street name,” you should contact your broker, bank or other nominee for instructions regarding how to change your vote. You may also vote in person at the Annual Meeting, but only if you obtain and bring to the Annual Meeting a “legal proxy” from your broker, bank or other nominee.

See “The Annual Meeting—Revocability of Proxies” herein.

Q. What does it mean if I receive more than one proxy card or set of proxy materials?

A. If you own stock in more than one brokerage account or stock that is registered under different names, you may receive more than one proxy card and more than one set of proxy materials. For example, a Shareholder may own some shares directly as a shareholder of record and other shares through a broker, bank or other nominee or through more than one broker, bank or other nominee. In these situations, the Shareholder will receive multiple sets of proxy materials. The Shareholder must vote, sign and return all of the proxy cards or follow the instructions for the submission of proxies by Internet or by telephone on each of the proxy cards that the Shareholder receives in order to vote all of the shares. Each proxy card a shareholder receives comes with its own postage pre-paid return envelope. When returning multiple proxy cards by mail, each proxy card should be returned separately in the return envelope that accompanies that proxy card.

Q. Should I send in my Alteva stock certificates or other evidence of ownership now?

A. No. After the Merger is completed, a paying agent to be engaged by Parent in connection with the Merger will send to each of the holders of the Common Stock and Senior Preferred Stock written, detailed instructions for exchanging stock certificates for the Common Stock Merger Consideration or the Senior Preferred Stock Merger Consideration, as applicable. You must return your stock certificates as described in the instructions. If your shares are held in “street name” by your broker, bank or other nominee, you may receive instructions from the broker, bank or other nominee as to what action, if any, you need to take to effect the exchange of your “street name” shares for the Common Stock Merger Consideration or the Senior Preferred Stock Merger Consideration, as applicable. Please do not send in any certificates now. See “The Merger—Exchange and Payment Procedures” herein.

Q. What happens to my vote if I sell my shares before the Annual Meeting?

A. The Record Date for Shareholders entitled to vote at the Annual Meeting is earlier than both the date of the Annual Meeting and the consummation of the Merger. If you transfer some or all of your shares of Common Stock after the Record Date but before the Annual Meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you transfer your shares of Common Stock and each of you notifies Alteva in writing of such special arrangements, you will retain your right to vote such shares of Common Stock at the Annual Meeting.

If you transfer some or all of your shares of Common Stock or Senior Preferred Stock after the Record Date but before the Effective Time, you will transfer the right to receive any Common Stock Merger Consideration and Senior Preferred Stock Merger Consideration, as applicable, to the person to whom you transfer your shares.

Q. What should I do if I receive a proxy card or voting instructions from Juniper?

A. You may receive solicitation materials from Juniper, including proxy statements and proxy cards. The Board of Directors does not endorse any Juniper nominee or resolution. The Board of Directors unanimously recommends that you vote only on the white proxy card or voting instruction form “FOR” each of the proposals described in this proxy statement and the enclosed white card. The Board of Directors strongly urges you NOT to sign or return any proxy card or voting instruction form sent to you by Juniper, even as a protest vote against Juniper or the Juniper nominees. Even a “WITHHOLD” vote with respect to the Juniper nominees on its proxy card will cancel any white proxy card you have previously submitted. If you have previously submitted a proxy card sent to you by Juniper, you can revoke that proxy and vote for the Board of Directors’ nominees and on the other matters to be voted on at the Annual Meeting by using the enclosed white proxy card. Only the latest validly executed proxy that you submit will be counted at the Annual Meeting. See “The Annual Meeting—Other Matters” herein.

Q. What should I do if I have questions?

A. If you have more questions about the Annual Meeting, the Merger or this proxy statement, or would like additional copies of this proxy statement, you should contact our proxy solicitor:

Georgeson Inc.

480 Washington Blvd., 26th Floor

Jersey City, NJ 07310

Shareholders Call Toll-Free:  (888) 206-5896

See also “Where You Can Find More Information” herein.

FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements, which include statements regarding the proposed Merger between Alteva and Parent, may be identified by the inclusion of words such as “expects,” “anticipates,” “intends,” “plans,” “projects,” “believes,” “seeks,” “estimates,” “goal,” “forecast” and variations of such words and other similar expressions, and are based on current expectations, estimates, assumptions and projections that are subject to change, and actual results may differ materially from the forward-looking statements. Some examples of forward-looking statements include: statements regarding the expected consummation and completion of the Merger, the payment of the Merger Consideration to holders of Common Stock and Senior Preferred Stock, statements regarding the anticipated benefits of the Merger, and the financial projections.

These statements, as they relate to Alteva or the Parent, the management of either such company or the proposed Merger, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. Alteva intends that such forward-looking statements be subject to the safe-harbor provided by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Alteva’s actual results, performance or achievements or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Many factors, including the following, could cause actual results to differ materially from the forward-looking statements:

•                  the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, and the risk that the Merger Agreement may be terminated in circumstances that require us to pay Parent a termination fee of $873,000;

•                  the inability to complete the Merger due to the failure to obtain Shareholder approval for the proposed Merger;

•                  the failure to satisfy other conditions to completion of the proposed Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Merger;

•                  risks related to disruption of management’s attention from Alteva’s ongoing business operations due to the proposed Merger;

•                  the effect of the announcement of the proposed Merger on Alteva’s relationships with its customers, suppliers, operating results and business generally;

•                  the outcome of any legal proceedings that may be instituted against us and others related to the Merger Agreement;

•                  risks that the proposed Merger disrupts our current operations or affects our ability to retain or recruit key employees;

•                  the fact that receipt of the Merger Consideration would be a taxable event for Shareholders that are treated as U.S. Holders for U.S. federal income tax purposes;

•                  the fact that, if the Merger is completed, shareholders will forgo the opportunity to realize the potential long-term value of the successful execution of Alteva’s current strategy as an independent company;

•                  the possibility that the Parent could, at a later date, engage in unspecified transactions, including restructuring efforts, special dividends or the sale of some or all of Alteva’s assets to one or more as yet unknown purchasers, that could conceivably produce a higher aggregate value than that available to current Shareholders in the Merger;

•                  the fact that under the terms of the Merger Agreement, Alteva is unable to solicit other acquisition proposals during the pendency of the Merger;

•                  the amount of the costs, fees, expenses and charges related to the Merger Agreement and the Merger;

•                  risks that our stock price may decline significantly if the Merger is not completed;

•                  risks related to obtaining the requisite consents to the merger, including the timing and receipt of regulatory approvals from various domestic and foreign governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval; and

•                  other risks and uncertainties described under “Item 1A. Risk Factors” in Alteva’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and in Alteva’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2015 and in other documents filed with the SEC by Alteva.

Given these uncertainties, you should be cautioned in your reliance on such forward-looking statements. Except as required by law, Alteva disclaims any obligation to update any such factors or to publicly announce the results of any revision to any of the forward-looking statements contained herein to reflect future events or developments. A more comprehensive discussion of risks, uncertainties, financial reporting restatements, and forward-looking statements may be seen in Alteva’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and in other periodic filings with the SEC.

SUMMARY TERM SHEET

The following summary describes the material provisions of the Merger Agreement. The descriptions of the Merger Agreement in this summary and elsewhere in this proxy statement are not complete and are qualified in their entirety by reference to the Merger Agreement, a copy of which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. We encourage you to read the Merger Agreement carefully and in its entirety because this summary may not contain all the information about the Merger Agreement that is important to you. The rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this proxy statement. In this proxy statement, unless the context requires otherwise, the terms “Alteva”, “Company”, “we”, “our” and “us” refer to Alteva, Inc., a New York corporation, and its subsidiaries. The term “Merger Agreement” refers to the Agreement and Plan of Merger dated as of September 2, 2015 among the Company, MBS Holdings, Inc., a Delaware corporation (“Parent”), and Arrow Merger Subsidiary, Inc., a New York corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent. Unless the context requires otherwise, the terms “you” and the “Shareholders” refer to holders of the Common Stock.

Parties Involved in the Merger

Alteva, Inc.

400 Market Street, Suite 1100

Philadelphia, PA 19106

(215) 789-4040

Alteva is a cloud-based communications company that provides Unified Communication solutions, including enterprise hosted VoIP, and operates a regional Incumbent Local Exchange Carrier in southern Orange County, New York and northern New Jersey.

Alteva’s Common Stock is listed on the NYSE MKT under the symbol “ALTV.” You can obtain more information about Alteva as described in “Where You Can Find More Information” herein.

MBS Holdings, Inc.

880 Montclair Road, Suite 400

Birmingham, Alabama 35213

(205) 202-8218

Parent is a privately-held Delaware corporation that serves as the holding company for Momentum Telecom, Inc. (“Momentum”). Momentum is a VoIP, broadband services and unified communications provider, offering cloud solutions to direct subscribers and partners nationwide. Momentum is headquartered in Birmingham, Alabama and has regional offices across the United States.

Arrow Merger Subsidiary, Inc.

880 Montclair Road, Suite 400

Birmingham, Alabama 35213

(205) 202-8218

Merger Sub was formed on September 2, 2015 by Momentum, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, and has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement and arranging of the equity and debt financing in connection with the Merger.

Effect of the Merger

Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into Alteva, with Alteva continuing as the Surviving Corporation. If the Merger is completed, Alteva will become a wholly owned subsidiary of Parent, and the Common Stock will no longer be publicly traded and will be delisted from the NYSE MKT. The Merger Agreement is attached as Annex A to this proxy statement. Please read it carefully.

Merger Consideration

If the Merger is completed, holders of Common Stock will be entitled to receive $4.70 in cash for each share of Common Stock that they own, without interest and subject to any applicable withholding tax. Holders of Alteva’s 5% series preferred stock, par value $100 per share, will be entitled to receive $100 in cash for each share of Senior Preferred Stock that they own, plus any accrued but unpaid dividends through the Effective Time, without interest and subject to any applicable withholding tax. (See “The Merger—Merger Consideration” herein.)

The Merger Agreement provides that, immediately prior to the Effective Time, any Company restricted stock will become fully vested and free of restrictions, and will be automatically converted into the right to receive the Common Stock Merger Consideration. Any Company stock options outstanding immediately prior to the Effective Time will automatically become vested and exercisable and will be converted into the right to receive the Common Stock Merger Consideration, less the exercise price per share of the applicable options. All the outstanding Company stock options have an exercise price in excess of the Common Stock Merger Consideration.

Holders of the Common Stock will not be entitled to appraisal rights because the shares of Common Stock are listed on the NYSE MKT on the Record Date. However, holders of the Senior Preferred Stock may exercise appraisal rights under the NYBCL. (See “—Appraisal Rights” herein).

Material U.S. Federal Income Tax Consequences of the Merger to Holders

If you are a U.S. Holder, the receipt of cash in exchange for shares of Common Stock or Senior Preferred Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. If you are a U.S. Holder, in general, your gain or loss will be equal to the difference, if any, between the amount of cash received and your adjusted tax basis in the Common Stock or Senior Preferred Stock surrendered pursuant to the Merger. If you are a Non-U.S. Holder, the receipt of cash in exchange for shares of Common Stock or Senior Preferred Stock pursuant to the Merger will generally not result in your being subject to U.S. federal income tax unless you have certain connections to the United States, but may be a taxable transaction under foreign tax laws. You should read “The Merger—Material U.S. Federal Income Tax Consequences of the Merger” for a more detailed discussion of the U.S. federal income tax consequences of the Merger to U.S. Holders and Non-U.S. Holders. You should also consult your own tax advisors concerning the U.S. federal income tax consequences relating to the Merger in light of your particular circumstances and any tax consequences arising under the laws of any state, local or non-U.S. taxing jurisdiction.

Opinion of the Company’s Financial Advisor

In connection with the Merger, the Company’s financial advisor, Oppenheimer & Co. Inc. (“Oppenheimer”), delivered a written opinion, dated September 2, 2015, to the Board of Directors as to the fairness, from a financial point of view and as of such date, of the Common Stock Merger Consideration to be received by holders of Common Stock pursuant to the Merger Agreement. The full text of Oppenheimer’s written opinion, which describes the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken, is attached to this proxy statement as Annex C. Oppenheimer’s opinion was provided for the use of the Board of Directors (in its capacity as such) in connection with its evaluation of the Common Stock Merger Consideration from a financial point of view and did not address any other terms, aspects or implications of the Merger. Oppenheimer expressed no view as to, and its opinion did not address, the underlying business decision of the Company to proceed with or effect the Merger or the relative merits of the Merger as compared to any alternative business strategies or opportunities that might exist for the Company or the effect of any other transaction in which the Company might engage. Oppenheimer’s opinion does not constitute a recommendation as to how any Shareholder should vote or act in connection with the Merger or any other matter.

Financing of the Merger

In connection with the entry into the Merger Agreement, Parent received (1) an equity commitment letter, pursuant to which Featheringill Investment Group, LLC, the sponsor, committed to invest the amount set forth therein to fund a portion of the Merger Consideration and (2) a debt commitment letter, pursuant to which Stellus Capital Management, LLC and Medley Capital Corporation, the lenders, committed to provide the amount of debt financing set forth therein to fund a portion of the Merger Consideration. Parent provided us with copies of each of the letters, and the Merger Agreement includes a representation that such letters were in full force and effect and were a valid and binding obligation of the parties thereto (subject to customary exceptions). The debt commitment letter contains a number of conditions to the lenders’ commitments, as described herein.

Parent’s receipt of financing is not a condition to the consummation of the Merger. However, as described under “Proposal 1: Adoption of the Merger Agreement—Specific Performance”, the Company will be entitled to seek specific performance of Parent’s obligation to consummate the Merger only if, among other things, the Debt Financing or, if applicable, the Alternative Debt Financing (each as defined in the Merger Agreement), has been funded or will be funded at the Closing.

Conditions to the Closing of the Merger

Alteva, Parent and Merger Sub are not required to complete the Merger unless a number of conditions are satisfied or waived, as applicable. These conditions include:

•                  the adoption of the Merger Agreement by the requisite affirmative vote of at least 70% of the outstanding shares of Common Stock; and

•                  the consummation of the Merger not being restrained, enjoined, rendered illegal or otherwise prohibited by any law or order of any governmental authority.

In addition, the obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction or waiver (where permitted by applicable law) of each of the following additional conditions:

•                  each of the representations and warranties of the parties being true and correct as of the closing date of the Merger (except that certain representations and warranties that address matters only as of a particular date need only be true and correct as of such date), and generally subject to certain materiality standards (as more fully described herein);

•                  Alteva shall have performed and complied in all material respects with all covenants, obligations and agreement required to be performed or complied with by Alteva under the Merger Agreement prior to the Closing Date;

•                  certain regulatory approvals have been obtained and Parent shall have received certain regulatory certificates and an executed payoff letter with respect to Alteva’s indebtedness.

No Solicitation of Other Offers

The Merger Agreement contains a customary non-solicitation provision that prohibits Alteva from soliciting alternative acquisition proposals from third parties and providing information to and engaging in negotiations with third parties regarding alternative acquisition proposals, subject to fulfillment of certain fiduciary requirements of the Board of Directors and compliance with the terms of the Merger Agreement. In certain circumstances, Alteva’s Board of Directors has the right to change its recommendation with respect to the Merger, including in support of a “superior proposal” and as further described in “Proposal 1: Adoption of the Merger Agreement—No Solicitation of Other Offers”.

Termination of the Merger Agreement

The Merger Agreement may be terminated, and the Merger abandoned, at any time prior to the Effective Time, whether before or after receipt of the requisite Shareholder approval:

•                  by mutual written consent of Alteva and Parent;

•                  by either Alteva or Parent if the Merger has not been consummated on or before January 20, 2016, or in certain other circumstances;

•                  by Parent if Alteva has breached its representations, warranties, covenants or other agreements set forth in the Merger Agreement, subject to certain materiality thresholds and cure provisions; if, under certain circumstances, the Board of Directors changes its recommendation with respect to the Merger, Alteva enters into or announces its intent to enter into an Acquisition Agreement, Alteva breaches its non-solicitation covenant in the Merger Agreement (other than immaterial breaches), or Alteva or the Board of Directors publicly announce its intention to do any of the foregoing; or if a Material Adverse Effect has occurred (as defined in “Proposal 1: Adoption of the Merger Agreement—Representations and Warranties” herein); and

•                  by Alteva if (a) Parent or Merger Sub has breached or failed to perform any representations, warranties, covenants or other agreements set forth in the Merger Agreement, (b) under certain circumstances, the Board of Directors authorizes an alternative acquisition in respect of a “superior proposal” and pays Parent a termination fee, as provided in the Merger Agreement or (c) certain of the conditions to closing the Merger are not satisfied.

Termination Fee

Under certain circumstances specified in the Merger Agreement, Alteva may be obligated to pay Parent a termination fee of $873,000 or Parent may be obligated to pay Alteva a termination fee equal to $1,746,000.

In the event that the Merger Agreement is terminated by either Parent or Alteva because the meeting of the shareholders was held and completed, but the required Shareholder approval was not obtained, then Alteva will be obligated to pay Parent the lesser of (a) $750,000 and (b) Parent’s documented out-of-pocket transaction fees and expenses actually incurred in connection with the proposed transactions (including all attorneys’ fees and commitment fees to the extent that such commitment fees are non-refundable and are not credited or creditable against any future amounts).

Regulatory Approvals Required for the Merger

Alteva and Parent have agreed to use their reasonable best efforts to comply with all regulatory notification requirements and obtain all regulatory approvals required to consummate the Merger and the other transactions contemplated by the Merger Agreement. These approvals include notices and approvals from the Federal Communications Commission and the following state authorities: the New York Public Service Commission, New Jersey Board of Public Utilities, Colorado Public Utilities Commission, Georgia Public Service Commission, Nebraska Public Service Commission, Pennsylvania Public Utility Commission, and Massachusetts Department of Telecommunications and Cable.

In addition, one or more governmental agencies may impose a condition, restriction, qualification, requirement or limitation when it grants the necessary approvals and consents. Third parties may also seek to intervene in the regulatory process or litigate to enjoin or overturn regulatory approvals, any of which actions could significantly impede or even preclude obtaining required regulatory approvals. There is currently no way to predict how long it will take to obtain all of the required regulatory approvals or whether such approvals will ultimately be obtained and there may be a substantial period of time between the approval by Shareholders and the completion of the Merger.

Appraisal Rights

Holders of Common Stock are not entitled to appraisal rights under New York law in connection with the Merger. Holders of Senior Preferred Stock may be entitled to appraisal rights under New York law in connection with the Merger, provided such rights are properly perfected. Holders of Senior Preferred Stock must comply with the requirements of the NYBCL in order to be entitled to have the “fair value” (as described in Section 623 of the NYBCL) of their shares of Senior Preferred Stock determined by judicial proceedings and to receive payment based on that valuation instead of receiving the Senior Preferred Stock Merger Consideration. The ultimate amount a holder would receive in an appraisal proceeding may be more than, the same as or less than the Senior Preferred Stock Merger Consideration. To exercise appraisal rights, holders of Senior Preferred Stock must precisely comply with the requirements of the NYBCL. See “The Merger—Appraisal Rights” and the text of the New York appraisal rights statutes, Sections 623 and 910 of the NYBCL, which is reproduced in its entirety as Annex B to this proxy statement. In view of the complexity of Sections 623 and 910 of the NYBCL, holders of Senior Preferred Stock who may wish to dissent from the Merger and pursue dissenters’ rights should consult their legal advisors.

Interests of Alteva’s Directors and Executive Officers in the Merger

When considering the recommendation of the Board of Directors that you vote to approve the proposal to adopt the Merger Agreement, you should be aware that the Board of Directors and executive officers have interests in the Merger that may be different from, or in addition to, the interests of Shareholders generally, as more fully described below. The Board of Directors was aware of and considered these interests to the extent that they existed at the time, among other matters, in approving the Merger Agreement and the Merger and recommending that the Merger Agreement be adopted by the Shareholders.

THE ANNUAL MEETING

The enclosed proxy is solicited on behalf of the Board of Directors for use at the Annual Meeting.

Date, Time, Place and Purpose of the Annual Meeting

Alteva is a New York corporation. Our principal executive offices are located at 400 Market Street, Suite 1100, Philadelphia, Pennsylvania 19106, and our telephone number is (877) 258-3722.

Alteva will hold the Annual Meeting on Monday, November 16, 2015 at 10:00 A.M., local time. The location of the Annual Meeting will be 47 Main Street, Warwick, New York 10990.

At the Annual Meeting, we will ask Shareholders to vote on proposals to:

1.              adopt the Merger Agreement;

2.              approve, on a non-binding and advisory basis, the compensation that will or may become payable by Alteva to its named executive officers in connection with the Merger;

3.              approve a proposal to fix the number of directors at five (5) until the next annual meeting;

4.              elect five (5) directors;

5.              approve, on a non-binding, advisory basis, the compensation of our named executive officers for the year ending December 31, 2014;

6.              ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2015; and

7.              adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Annual Meeting.

Board of Directors’ Recommendation

The Board of Directors, after considering various factors described under the caption “The Merger—Recommendation of the Board of Directors and Reasons for the Merger,” has unanimously (1) determined that the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement are fair to, advisable and in the best interests of Alteva and its Shareholders; and (2) adopted and approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement. The Board of Directors unanimously recommends that you vote:

1.              “FOR” the adoption of the Merger Agreement (Proposal No. 1);

2.              “FOR” the non-binding, advisory proposal to approve compensation that will or may become payable by Alteva to its named executive officers in connection with the Merger (Proposal No. 2);

3.              “FOR” fixing the number of directors at five (5) until the next Annual Meeting of shareholders (Proposal No. 3);

4.              “FOR” electing the five (5) directors listed in this Proxy Statement (Proposal No. 4);

5.              “FOR” approving, on an advisory basis, the compensation of our named executive officers for the year ending December 31, 2014 (Proposal No. 5);

6.              “FOR” considering and ratifying the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2015 (Proposal No. 6); and

7.              “FOR” the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Annual Meeting (Proposal No. 7).

Mailing Date; Record Date; Shares Entitled to Vote

The approximate date on which this proxy statement and form of white proxy card and our 2014 annual report to shareholders (“2014 Annual Report”) are first being mailed to shareholders is October 9, 2015. Shareholders should review the information provided herein in conjunction with the 2014 Annual Report that accompanies this proxy statement.

Only holders of Common Stock as of the Record Date are entitled to vote at the Annual Meeting.

As of the Record Date, 6,000,521 shares of Common Stock were issued and outstanding (and therefore, are entitled to vote at the Annual Meeting). As of the Record Date, 5,000 shares of Senior Preferred Stock were issued and outstanding.

Quorum

A quorum must be present to conduct business at the Annual Meeting.  Our by-laws provide that a quorum will be present at the Annual Meeting if the holders of record of a majority of the shares of Common Stock issued and outstanding and entitled to vote are present in person or represented by proxy (received by mail, telephone or the Internet). “Broker non-votes,” if any, will be counted for the purpose of determining whether a quorum is present. Abstentions will be included in the calculation of the number of shares of Common Stock represented at the Annual Meeting for purposes of determining the presence of a quorum.

Postponement; Adjournment

The Annual Meeting may be postponed or canceled by action of the Board of Directors upon public notice given prior to the time previously scheduled for the Annual Meeting or adjourned by action of the chairman of the Annual Meeting. Any postponement of the Annual Meeting for the purpose of soliciting additional proxies will allow the Shareholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting as postponed.

In the event that a quorum is not present at the Annual Meeting, it is expected that the meeting will be adjourned to solicit additional proxies. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow the Shareholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting as postponed.

Vote Required

The table below shows the vote required to approve each of the proposals described in this proxy statement, assuming the presence of a quorum:

	Proposal	Vote Required

One	To adopt the Merger Agreement	Seventy percent (70%) of the votes entitled to be cast at the Annual Meeting (in other words, 4,200,365 of the 6,000,521 shares of Common Stock outstanding as of the Record Date)
Two	To approve, on an advisory basis, the compensation that will or may become payable by Alteva to our named executive officers in connection with the Merger	Majority of the votes duly cast at the Annual Meeting (1)
Three	To fix the number of directors at five (5) until the next annual meeting	Majority of the votes duly cast at the Annual Meeting

Four	To elect five (5) directors	Plurality of the votes duly cast at the Annual Meeting (2)

Five	To approve, on an advisory basis, the compensation of our named executive officers	Majority of the votes duly cast at the Annual Meeting (3)

Six	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2015	Majority of the votes duly cast at the Annual Meeting (4)
Seven	To adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement	Majority of the votes duly cast at the Annual Meeting

(1)         Approval of the Merger-related compensation that will or may become payable by Alteva to our named executive officers is not a condition to the completion of the Merger. The voting results on Proposal 2 are not binding upon the Board of Directors or the Company.

(2)         The election of directors at the Annual Meeting is expected to be a contested election. As such, nominees for director will be elected by a plurality of the votes cast for the election of directors at the Annual Meeting. The directors elected will be the five (5) nominees who receive the highest number of “FOR” votes cast at the Annual Meeting. A properly executed white proxy card marked “WITHHOLD ALL” will be counted for purposes of determining if there is a quorum at the Annual Meeting, but will not be considered to have been voted for or against the director nominees. Withhold votes and broker non-votes will have no effect on the outcome of the election of the directors except, in the case of withhold votes, to the extent they revoke earlier dated proxy cards.

(3)         The voting results on Proposal 5 are not binding upon the Board of Directors or the Company. However, the Board of Directors values the opinion of Shareholders, and, if the Merger is not completed, will consider the outcome of this vote when making future compensation decisions.

(4)         The selection of Ernst & Young LLP is being presented to the Shareholders for ratification. If the Merger is not completed, the Audit Committee will consider the outcome of this vote when selecting our independent registered public accounting firm for subsequent years.

Abstentions

Shares that abstain from voting on one or more proposals to be acted on at the Annual Meeting are considered to be present for the purpose of determining whether a quorum exists and thus count towards satisfying the quorum requirement. However, for purposes of tabulating voting results, an abstention is not considered a vote cast. Abstentions will have no effect on the proposals to approve, on an advisory basis, the compensation that will or may become payable to our named executive officers in connection with the Merger, to fix the number of directors, to approve, on an advisory basis, the compensation of our named executive officers, to ratify the selection of our independent registered public accounting firm, or to approve the adjournment of the Annual Meeting, because, as noted above, to be approved, each of these proposals must receive a majority of the votes cast at the Annual Meeting.  Abstentions will also have no effect on the election of directors, provided that each nominee receives at least one vote. Because shares that abstain from voting on each of these proposals are not deemed cast, such shares will not be counted for the purpose of determining the number of shares voting on each of these proposals.

However, if a Shareholder abstains from voting on the proposal relating to the Merger Agreement, that abstention will have the same effect as if the shares were voted “AGAINST” the proposal to adopt the Merger Agreement.

Broker Non-Votes

A “broker non-vote” generally occurs when a broker, bank or other nominee holding shares on your behalf does not vote on a proposal because the broker, bank or other nominee has not received your voting instructions and lacks discretionary power to vote the shares.

Shares subject to broker non-votes are considered to be present for the purpose of determining whether a quorum exists and thus count towards satisfying the quorum requirement.  Such shares will not be counted for the purpose of determining the number of shares voting on the non-routine proposals (discussed below), unless you provide your broker with your voting instructions, and thus will not affect the outcome of these proposals.

If you own your shares through an account with a bank or a broker, the voting of the shares by the bank or broker when you do not provide voting instructions is governed by the rules of the NYSE. In uncontested solicitations, these rules allow banks and brokers to vote shares in their discretion on “routine” matters for which their customers do not provide voting instructions. On matters considered “non-routine,” banks and brokers may not vote shares without your instruction. Shares that banks and brokers are not authorized to vote are referred to as “broker non-votes.”   Therefore, if you hold your shares in the name of your broker (sometimes called “street name” or “nominee name”) and you do not provide your broker with specific instructions regarding how to vote on any proposal to be voted on at the Annual Meeting, your broker will not be permitted to vote your shares on non-routine proposals.

Proposal No. 3 (regarding the confirmation of the number of directors), and Proposal No. 6 (regarding the ratification of the Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2015) are the only proposals to be voted on at the Annual Meeting that are considered routine. All other proposals to be voted on at the Annual Meeting are considered non-routine. Therefore, if you want your vote to be counted on any proposal to be considered at the Annual Meeting, other than Proposal No. 3 and Proposal No. 6, you must instruct your bank or broker how to vote your shares.  If you do not provide voting instructions, no votes will be cast on your behalf with respect to such proposals.

Each “broker non-vote” will count as a vote “AGAINST” the proposal to adopt the Merger Agreement, but will have no effect on any of the other proposals.

Voting of Proxies

We encourage you to vote promptly. If you are a registered holder (meaning your shares are registered in your name with our transfer agent, American Stock Transfer & Trust Co.), you may vote either in person at the Annual Meeting or by proxy.  If you decide to vote by proxy, you may do so in any one of the following three ways:

•                  By Mail.  Complete, sign, and date the enclosed white proxy card and return it by mail in the enclosed postage-paid envelope.

•                  By Internet.  You may vote your shares up until 11:59 P.M. (Eastern Time) the day before the Annual Meeting date by going to www.proxyvote.com and following the instructions provided.  You will need to enter the identifying information that appears on your proxy card.

•                  By Telephone.  You may vote your shares up until 11:59 P.M. (Eastern Time) the day before the Annual Meeting date by calling 1-800-690-6903 and following the instructions provided.  You will need to enter the identifying information that appears on your proxy card.

If you plan to attend the Annual Meeting and wish to vote in person, you will be given a ballot at the Annual Meeting. If your shares are registered in your name, you are encouraged to vote by proxy even if you plan to attend the Annual Meeting in person. If you attend the Annual Meeting and vote in person by ballot, your vote will revoke any previously submitted proxy.

Voting instructions are included on your proxy card. All shares represented by properly signed and dated proxies received in time for the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions of the shareholder. Properly signed and dated proxies that do not contain voting instructions or that indicate that the shareholder wishes to vote in accordance with the recommendations of the Board of Directors will be voted:

1.              “FOR” the adoption of the Merger Agreement (Proposal No. 1);

2.              “FOR” the non-binding, advisory proposal to approve compensation that will or may become payable by Alteva to its named executive officers in connection with the Merger (Proposal No. 2);

3.              “FOR” fixing the number of directors at five (5) until the next annual meeting (Proposal No. 3);

4.              “FOR” electing the five (5) directors listed in this Proxy Statement (Proposal No. 4);

5.              “FOR” approving, on an advisory basis, the compensation of our named executive officers for the year ending December 31, 2014 (Proposal No. 5);

6.              “FOR” considering and ratifying the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2015 (Proposal No. 6); and

7.              “FOR” the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Annual Meeting (Proposal No. 7).

If, like most shareholders, your shares are held in “street name” through a broker, bank or other nominee, you may vote through your broker, bank or other nominee by completing and returning the voting form provided by your broker, bank or other nominee or attending the Annual Meeting and voting in person with a “legal proxy” from your broker, bank or other nominee (as described below).

If your bank, broker, or other nominee provides such a service, you may vote over the Internet or telephone through your broker, bank or other nominee by following the instructions on the voting form provided by your broker, bank or other nominee. If you (1) do not return your bank’s, broker’s or other nominee’s voting form, (2) do not vote via the Internet or telephone through your broker, bank or other nominee, if possible, or (3) do not attend the Annual Meeting and vote in person with a “legal proxy,” it will have the same effect as if you voted “AGAINST” the proposal to adopt the Merger Agreement, but will not have any effect on the other proposals.

Participants in the Alteva 401(k) Plan whose accounts hold shares of Common Stock and who complete and return a voting instruction card will thereby direct the trustee of the plan to vote the shares allocated to their 401(k) Plan account as indicated in the voting instruction card at the Annual Meeting or at any adjournment thereof.  Any shares of Common Stock in a 401(k) Plan account for which no voting instructions are received will be voted by the trustee proportionally based upon the votes cast by other plan account holders whose accounts hold shares of Common Stock.

The Board of Directors strongly urges you not to sign or return any proxy card sent to you by Juniper. For more information, see “—Other Matters” herein.

Revocability of Proxies

If you are a registered holder, you may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting by:

•                  signing another proxy card with a later date and returning it to us prior to the Annual Meeting;

•                  submitting a new proxy electronically over the Internet or by telephone after the date of the earlier submitted proxy;

•                  delivering a written notice of revocation to our Corporate Secretary; or

•                  attending the Annual Meeting and voting in person by ballot.

If you have submitted a proxy, your appearance at the Annual Meeting, in the absence of voting in person or submitting an additional proxy or revocation, will not have the effect of revoking your prior proxy.

If you hold your shares of Common Stock in “street name,” you should contact your broker, bank or other nominee for instructions regarding how to change your vote. You may also vote in person at the Annual Meeting, but only if you obtain and bring to the Annual Meeting a “legal proxy” from your broker, bank or other nominee confirming (1) your legal right to vote the shares at the Annual Meeting, (2) beneficial ownership of the shares on October 7, 2015, and (3) that the broker, bank, or other nominee is not voting the shares at the Annual Meeting.

Any adjournment, postponement or other delay of the Annual Meeting, including for the purpose of soliciting additional proxies, will allow shareholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting as adjourned, postponed or delayed.

Solicitation of Proxies

We are making this solicitation of proxies, and we will bear all related costs.  Proxies may be solicited on our behalf, in person or by telephone, facsimile or e-mail, by our officers, directors and employees, none of whom will receive additional compensation for doing so. In addition, we have retained a proxy solicitation firm, Georgeson Inc., to assist in the solicitation of proxies for the Annual Meeting. We will pay Georgeson Inc. a base fee of $35,000, plus reimbursements of out-of-pocket expenses. The base fee may be increased if the proxy is contested.

Voting Results

An automated system administered by Broadridge Investor Communication Solutions, Inc. will tabulate the votes. Voting results will be reported in a Current Report on Form 8-K that we will file with the SEC within four business days following the Annual Meeting.

Appraisal Rights

Holders of Common Stock are not entitled to appraisal rights under New York Law in connection with the Merger. Holders of Senior Preferred Stock may be entitled to appraisal rights under New York law in connection with the Merger, provided such rights are properly perfected. Holders of Senior Preferred Stock must comply with the requirements of the NYBCL in order to be entitled to have the “fair value” (as described in Section 623 of the NYBCL) of their shares of Senior Preferred Stock determined by judicial proceedings and to receive payment based on that valuation instead of receiving the Senior Preferred Stock Merger Consideration. Due to the complexity of the appraisal process, shareholders who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights.

Holders of Senior Preferred Stock considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 623 of the NYBCL could be more than, the same as or less than the value of the consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares. The amount of the Senior Preferred Stock Merger Consideration is consistent with the amount that the holders of Senior Preferred Stock would be entitled to receive pursuant to an optional redemption by the Company under its certificate of incorporation.

To exercise your appraisal rights, you must (1) submit a written demand for appraisal to Alteva before the vote is taken on the adoption of the Merger Agreement; and (2) continue to hold your shares of Senior Preferred Stock of record through the Effective Time. Your failure to follow exactly the procedures specified under the NYBCL will result in the loss of your appraisal rights. The NYBCL requirements for exercising appraisal rights are described in further detail in this proxy statement, and the relevant section of the NYBCL regarding appraisal rights are reproduced and attached as Annex B to this proxy statement. If you hold your shares of Senior Preferred Stock in “street name” through a bank, broker, or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker, or other nominee to determine the appropriate procedures for the making of a demand for appraisal by such bank, broker, or nominee.

For more information, see “The Merger—Appraisal Rights” herein.

Shares Held by Alteva’s Directors and Executive Officers

As of the Record Date, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate, 177,054 shares of Common Stock, representing approximately 2.95% of the shares of Common Stock outstanding on the Record Date. Our directors and executive officers have entered into an agreement with Parent to vote all of their shares of Common Stock “FOR” the adoption of the Merger Agreement. See “The Merger—Interests of Alteva’s Directors and Executive Officers in the Merger—Voting Agreement” herein.

Other Matters

Juniper, a Shareholder eligible to vote at the Annual Meeting, which beneficially owns approximately 7.79% of the Common Stock, has notified us of its intent to propose a resolution at the Annual Meeting that, if approved, would, among other things, amend Article III, Section 2 of the Company’s by-laws to “provide that the entire Board shall consist of five members, including with respect to the directors to be elected at the 2015 Annual Meeting.” Additional details about Juniper can be found in “The Merger—Background of the Merger” herein. This proposal is referred to as the “Floor Proposal.” The Company knows of no other matters to be submitted to the shareholders at the Annual Meeting, other than the proposals referred to in this proxy statement and the possible submission of the Floor Proposal.

The Floor Proposal was not submitted under Rule 14a-8 under the Exchange Act, and the shareholder did not seek to have the Floor Proposal included in this proxy statement.  Accordingly, the Floor Proposal may be presented at the Annual Meeting but is not included in this proxy statement. If the Floor Proposal is presented at the Annual Meeting, then to the extent permitted by applicable rules, the proxy holders will have, and intend to exercise, discretionary voting authority under Rule 14a-4(c) under the Exchange Act to vote “AGAINST” the Floor Proposal.  If any other matters properly come before the Shareholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their best judgment. You may receive solicitation materials from Juniper, including proxy statements and proxy cards.  The Company is not responsible for the accuracy of any information provided by or relating to Juniper or its nominees contained in solicitation materials filed or disseminated by or on behalf of Juniper or any other statements Juniper may make.

Periodically, members of the Company’s management have been contacted by affiliates of Juniper and have engaged in discussions regarding the Company’s business and operations. See “The Merger—Background of the Merger” herein.

Householding of Annual Materials

We deliver only one 2014 Annual Report and one proxy statement to multiple shareholders sharing a single address unless we receive instructions to the contrary from one or more of such shareholders. This practice, known as householding, is designed to reduce our printing and postage costs. Notwithstanding the foregoing, we will deliver promptly, upon written or oral request to us at the telephone number and address noted below, a separate copy of our 2014 Annual Report and proxy statement to each shareholder at a shared address to which a single copy of the documents are delivered. Shareholders who wish to receive a separate copy of our 2014 Annual Report and proxy statement in the future should contact us either by calling us at (845) 986-8080 or writing to us at 400 Market Street, Suite 1100, Philadelphia, PA 19106 Attention: Corporate Secretary. Shareholders sharing an address receiving multiple copies of our Annual Reports and proxy statements can request a single copy by contacting us in the same manner. Shareholders who own shares through a bank, broker, or other nominee can request householding by contacting the nominee.

THE MERGER

This discussion of the Merger is qualified in its entirety by reference to the Merger Agreement, which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference.  You should read the entire Merger Agreement carefully as it is the legal document that governs the Merger.

Parties Involved in the Merger

Alteva

Alteva, Inc.

400 Market Street, Suite 1100

Philadelphia, PA 19106

(215) 789-4040

Alteva is a cloud-based communications company that provides Unified Communication solutions, including enterprise hosted VoIP, and operates a regional Incumbent Local Exchange Carrier in southern Orange County, New York and northern New Jersey.

Alteva’s Common Stock is listed on the NYSE MKT under the symbol “ALTV.”

Parent

MBS Holdings, Inc.

880 Montclair Road, Suite 400

Birmingham, Alabama 35213

(205) 202-8218

Parent is a privately-held Delaware corporation that serves as the holding company for Momentum. Momentum is a VoIP, broadband services and unified communications provider, offering cloud solutions to direct subscribers and partners nationwide. Momentum is headquartered in Birmingham, Alabama and has regional offices across the United States.

Merger Sub

Arrow Merger Subsidiary, Inc.

880 Montclair Road, Suite 400

Birmingham, Alabama 35213

(205) 202-8218

Merger Sub was formed on September 2, 2015 by Momentum, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, and has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement and arranging of the equity and debt financing in connection with the Merger.

Effect of the Merger

Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into Alteva, with Alteva continuing as the Surviving Corporation and succeeding to and assuming all the rights and obligations of Merger Sub in accordance with the NYBCL.  If the Merger is completed, Alteva will become a wholly owned subsidiary of Parent, and the Common Stock will no longer be publicly traded and will be delisted from the NYSE MKT. In addition, the Common Stock will be deregistered under the Exchange Act, and Alteva will no longer file periodic reports with the SEC.  If the Merger is completed, you will not own any shares of the capital stock of the Surviving Corporation.  The Effective Time will occur upon the filing of a certificate of Merger with the New York Department of State in such form as is required by, and executed in accordance with, the relevant provisions of the NYBCL.

Effect on Alteva if the Merger is Not Completed

If the Merger Agreement is not approved by the Shareholders or if the Merger is not completed for any other reason, the shareholders will not receive any payment for their shares of Common Stock or Senior Preferred Stock.  Instead, Alteva will remain an independent public company, the Common Stock will continue to be listed and traded on the NYSE MKT (subject to listing standards) and registered under the Exchange Act, we will continue to file periodic reports with the SEC, and the Senior Preferred Stock will remain outstanding.  In addition, if the Merger is not completed, we expect that management will operate the business in a manner similar to that in which it is being operated today and that the holders of Common Stock and Senior Preferred Stock will continue to be subject to the same risks and opportunities to which they are currently subject, including risks related to the highly competitive industry in which Alteva operates and adverse economic conditions.

If the Merger is not completed, and depending on the circumstances that caused the Merger not to be completed, one or more of the following could occur:

•                  The price of the Common Stock may decline significantly.  If that were to occur, it is uncertain when, if ever, the price of the Common Stock would return to the price at which it trades as of the date of this proxy statement.

•                  The market’s perception of our continuing business could potentially result in a substantial loss of customers, vendors, business partners, collaboration partners and employees.

•                  There can be no assurance that any other transaction acceptable to the Board of Directors will be offered or that Alteva’s business prospects or results of operation would not be adversely impacted.

•                  Alteva may be required to pay Parent (a) a termination fee of $873,000 upon the termination of the Merger Agreement or in connection with a subsequent transaction, or (b) the lesser of $750,000 and Parent’s documented out-of-pocket transaction fees and expenses actually incurred in connection with the proposed transactions, in each case, as further described under the caption “Proposal 1: Adoption of the Merger Agreement—Termination Fee.”

•                  Alteva would have incurred significant costs in connection with entering into the Merger Agreement and attempting to complete the Merger and Alteva’s management would have expended substantial time and effort to complete the Merger, which may disrupt Alteva’s business operations.

•                  Alteva’s business, sales, operations and financial results could suffer.

On August 21, 2015, the Compensation Committee of the Board of Directors (“Compensation Committee”) approved amendments to the vesting terms of unvested equity grants for all employees with outstanding grants under the 2008 LTIP Plan. All employee equity award grant agreements were amended to provide that all awards vest upon a Change in Control (as such term is defined in the 2008 LTIP Plan). As a result of the amendment, the vesting terms of the equity grants changed from being subject to a double trigger (requiring termination subsequent to a Change in Control) to a single trigger. If the Merger is not completed, but a Change in Control occurs under the 2008 LTIP Plan, all employees with outstanding unvested equity grants will vest automatically. On the same day, the Compensation Committee took further action so that all awarded but unvested restricted stock of non-employee directors vested effective as of the close of business on Monday, August 24, 2015.

If the Merger is not completed, the Board of Directors expects to continue evaluating and reviewing Alteva’s business operations, strategic direction and capitalization, among other things, and expects to make such changes as are deemed appropriate. There can be no assurance as to the effect of the foregoing risks and opportunities on the future value of your shares of Common Stock or Senior Preferred Stock.

Merger Consideration

At the Effective Time, (i) each issued and outstanding share of Common Stock, other than certain excluded shares, will be converted automatically into the right to receive the Common Stock Merger Consideration, and (ii) each issued and outstanding share of Senior Preferred Stock, other than shares of Senior Preferred Stock that constitute Dissenting Shares (as defined in “—Appraisal Rights” herein), will be converted automatically into the right to receive the Senior Preferred Stock Merger Consideration.

The Merger Agreement provides that, immediately prior to the Effective Time, any Company restricted stock will become fully vested and free of restrictions, and will be automatically converted into the right to receive the Common Stock Merger Consideration. Any Company stock options outstanding immediately prior to the Effective Time will automatically become vested and exercisable and will be converted into the right to receive the Common Stock Merger Consideration, less the exercise price per share of the applicable options. All the outstanding Company stock options have an exercise price in excess of the Common Stock Merger Consideration.

Pursuant to Section 910 of the NYBCL, holders of the Common Stock will not be entitled to appraisal rights because the shares of Common Stock are listed on the NYSE MKT on the Record Date.  Section 910 of the NYBCL provides that a dissenting shareholder’s right to receive payment of the fair value of his, her or its shares under Section 623 of the NYBCL is not available to a holder of shares of any class or series of stock, which shares or depository receipts in respect thereof were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, at the Record Date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote upon the Merger Agreement.  However, holders of the Senior Preferred Stock may exercise appraisal rights under the NYBCL.  (See “—Appraisal Rights” herein).

Background of the Merger

The Board of Directors regularly evaluates Alteva’s strategic direction and ongoing business plans with a view toward strengthening its core businesses and enhancing shareholder value. As part of this evaluation, the Board of Directors has from time to time considered various strategic alternatives, including (1) the continuation of the Company’s existing business plan; (2) significant modifications to the Company’s strategy, particularly with respect to service offerings and sales strategies; (3) potential opportunities for the Company to increase the size and/or scope of its business through acquisitions and combinations of Alteva with other businesses; (4) potential divestitures of one or more business lines; and (5) a possible sale of the Company.

On August 25, 2014, the Company announced that it had completed its previously announced organizational realignment and operational restructuring and that it was undertaking two strategic initiatives: (a) evaluating selected strategic opportunities to supplement its organic growth potential via acquisition and (b) authorizing a stock repurchase program for up to $3 million of Common Stock. On August 26, 2014, Juniper sent a letter to the Board of Directors in which it made a preliminary, non-binding proposal for an all-cash acquisition of Alteva by Juniper and Princeton Hosted Solutions, LLC (“PHS”) for $8.00 per share (equivalent to $5.40 per share after giving effect to the Company’s special dividend of $2.60 per share paid on June 30, 2015). This proposal was subject to due diligence, receipt of financing and other contingencies, and Juniper’s letter stated that it expected a 60-day period in which the Company would negotiate exclusively with Juniper. The Board of Directors fully reviewed Juniper’s unsolicited proposal and concluded that the proposal was not in the best interests of the Shareholders. Juniper made its letter public on August 26, 2014 by filing it with the SEC as part of an amendment to its Schedule 13D.  On September 2, 2014, the Board of Directors also adopted a shareholder rights plan in order to protect the Company’s shareholders from unsolicited offers that were coercive or otherwise unfair.

On December 30, 2014, Juniper and PHS filed an amended Schedule 13D with the SEC disclosing that it was initiating a proxy contest by nominating four (4) candidates to serve on the Board of Directors and seeking to fix the size of the Board of Directors at five (5) directors.

On January 20, 2015, the Company announced that the Board of Directors had engaged Oppenheimer as the Company’s financial advisor to assist the Company in evaluating potential strategic alternatives to enhance shareholder value. Before engaging Oppenheimer, members of the Board of Directors met with several investment banks with experience in the telecommunications industry to discuss the Company’s strategic options and gauge their ability to assist the Company in conducting a process that would enhance shareholder value.

Beginning on January 22, 2015, the Board of Directors began holding regularly scheduled meetings telephonically (typically on a weekly basis with additional meetings as necessary) to monitor and provide direction to the strategic review process.

On February 12, 2015, the Board of Directors held a telephonic meeting in which representatives of the Company’s outside legal counsel, DLA Piper LLP (US) (“DLA Piper”), and Oppenheimer participated. At this meeting, Oppenheimer reviewed with the Board of Directors certain potential strategic alternatives for the Company and potential pros and cons of such strategic alternatives, including remaining a standalone public company, the issuance of a special dividend, strategic acquisitions and a sale of all or a portion of the Company.

On February 19, 2015, the Board of Directors held a telephonic meeting in which a representative from DLA Piper participated. During the meeting, the Board of Directors discussed the potential strategic alternatives that previously had been reviewed with the Board of Directors on February 12, 2015. After extensive discussion, the Board of Directors agreed unanimously to direct Oppenheimer to explore on behalf of the Company a sale, merger or similar strategic transaction involving the Company. In addition, the Board of Directors agreed unanimously to continue exploring the issuance of a one-time special cash dividend, with the timing and amount to be determined. Following this direction from the Board of Directors, the Company’s management worked with Oppenheimer to collect and prepare materials regarding the Company for potential buyers. All potential counterparties were required to enter into a non-disclosure agreement (“NDA”) which included a “standstill” provision prior to receiving any material non-public information regarding the Company.

On February 23, 2015, the Compensation Committee held a telephonic meeting in which a representative of DLA Piper participated. During the meeting, the committee discussed the need for, appropriateness, and logistics of implementing retention payments for key senior management members in light of the Juniper proxy contest, the Company’s publicly-announced strategic review, the need for continuity in leadership, and the additional demands that these matters were likely to place on management. The committee also discussed other compensation-related issues relevant to ensuring optimal focus, retention, and incentives for the entire Alteva management team, including but not limited to (a) mid-year 2015 performance bonus awards, and (b) potential changes to the vesting of restricted stock as evidenced by restricted stock award agreements for some or all individuals holding such securities. The discussion of restricted stock vesting also included consideration of the appropriate treatment of restricted stock grants to the independent directors in the context of a proxy contest. The committee directed DLA Piper to prepare draft agreements for the committee’s review and approval. On March 3, 2015, the Company entered into retention agreements with certain key employees.

On March 17, 2015, in accordance with the directives of the Board of Directors, Oppenheimer commenced the Company’s solicitation process by describing the Company’s business to potential bidders without disclosure of the Company’s name. Parties that expressed interest in pursuing a possible acquisition were subsequently provided with the Company’s Form 10-K and NDA.

Juniper was contacted as part of the solicitation of parties that might have interest in a transaction. On March 18, 2015, the managing partner of Juniper spoke with representatives from Oppenheimer regarding entering into a joint NDA on behalf of Juniper and PHS. In accordance with the directives of the Board of Directors, Oppenheimer representatives informed Juniper that, consistent with the form of NDA utilized with other potential bidders, the NDA would include a standstill provision. The managing partner of Juniper indicated that Juniper would categorically reject any standstill provision in the NDA. On March 31, 2015, in accordance with the directives of the Board of Directors, the Company’s NDA which, as previously indicated, contained a standstill provision, was sent to Juniper. On April 10, 2015, Juniper provided a markup of the NDA which, among other things, substantially limited the scope and duration of the standstill provision.

Beginning on April 16, 2015, process letters were distributed to 21 potential bidders (consisting of 10 strategic acquirors and 11 financial sponsors) that had signed NDAs. The process letter requested that potential bidders submit initial indications of interest by April 30, 2015. Discussions also continued with various other potential bidders about their potential interest in a transaction and NDAs continued to be negotiated with other potential bidders.

On April 17, 2015, after discussion by the Board of Directors, a revised draft of the NDA was provided to Juniper, responding to Juniper’s comments other than with respect to the standstill. On April 20, 2015, Juniper informed Oppenheimer that it was prepared to accept the Company’s proposed compromise language on the NDA, other than the Company’s proposed standstill provision. After discussion, on April 23, 2015, the Board of Directors authorized Oppenheimer to provide a revised NDA to Juniper with a revised standstill provision, and to explain that the revised standstill provision was the most favorable standstill that had been agreed to with any other potential bidder. On May 1, 2015, Juniper sent a letter to the Company (which was subsequently filed on May 4, 2015 as an exhibit to Juniper’s amendment to its Schedule 13D) in which Juniper explained that it would not enter into an NDA that would require Juniper to abandon its proxy contest or limit its ability to pursue alternatives. The letter also stated that Juniper would continue to consider a possible acquisition of the Company, whether or not it was included in the Company’s solicitation process. On May 14, 2015, at the Company’s request, a representative from Oppenheimer met with members of Juniper’s senior management and a representative from PHS to discuss the possibility of Juniper participating in the Company’s solicitation process. At that meeting, Juniper’s managing partner stated that Juniper was unwilling to participate in the process.  Instead, he indicated that Juniper and PHS were prepared to acquire the Company at $8.00 per share (which represented $5.40 per share on a dividend-adjusted basis), subject to due diligence, and would only be willing to negotiate such a transaction on an exclusive basis. No information was provided with respect to how such a transaction would be financed. The following day, in accordance with the instructions of the Board of Directors, Oppenheimer sent an email on the Company’s behalf to Juniper’s managing partner inviting Juniper to participate in the process if Juniper were to change its mind on its participation and provide additional details on how such a transaction would be financed.

By May-June 2015, over 75 potential bidders had been contacted, a confidential information memorandum was distributed to 24 potential bidders that had signed NDAs, and the Company had received five non-binding indications of interest:

•                  Momentum indicated that, subject to due diligence, it valued the Company at a total enterprise value of $32-38 million and a per share equity value of $7.50-8.50 per share (inclusive of $24 million of cash on hand, which included the cash that was later distributed to holders of the Common Stock pursuant to the Company’s special dividend). Momentum noted that it would provide debt and equity commitment letters sufficient to fund the merger consideration and would not require a financing contingency.

•                  A strategic acquiror (“Company A”) indicated that it was only interested in acquiring the Company’s unified communications (“UC”) business and that, subject to due diligence, it valued the assets of the Company’s UC business at $21-25 million, with the Company retaining all liabilities (other than ordinary course working capital) related to the UC business and all assets and liabilities of the Company’s wireline business. Company A noted that it had sufficient cash on hand and additional funding capacity through its existing revolving credit facility and would not require a financing contingency.

•                  A second acquiror (“Company B”) indicated that it was only interested in acquiring the Company’s UC business and that, subject to due diligence, it valued the UC business at $16-18 million assuming an asset purchase. Company B indicated that it would require financing for such asset purchase.

•                  A third acquiror (“Company C”) indicated that it was prepared to acquire the Company’s UC business at an enterprise value of $20-24 million, with financing from available cash and third-party financing sources.

•                  A private equity firm (“Sponsor A”) indicated that, subject to due diligence, it valued the Company at a total enterprise value of $35.7 million and an equity value of $8.17 per share inclusive of cash subsequently distributed by the Company through a special dividend, or, alternatively, Sponsor A also was willing to consider a purchase of only the UC business at an undisclosed valuation. However, Sponsor A noted that it did not have committed equity financing and it provided only limited information regarding potential sources of debt financing.

On May 7, 2015, the Board of Directors met in person, along with representatives of DLA Piper and Oppenheimer, at DLA Piper’s offices in New York City. Oppenheimer updated the Board of Directors as to the status of the Company’s solicitation process, including the three non-binding indications of interest received as of such date and the status of several other potential bidders.  After an in-depth discussion, the Board of Directors instructed Oppenheimer to include Momentum and Company A in the next round of the process. The Board of

Directors also requested that Oppenheimer obtain more information from Sponsor A, including its investors and ability to obtain financing for the transaction, and to continue engaging with the other potential bidders.  The Board of Directors also confirmed with Oppenheimer that the process was communicated to Juniper so that Juniper would have a full opportunity to participate in the process, if it chose to do so.

On May 15, 2015, the Company announced its quarterly earnings and announced that the Board of Directors had approved a cash dividend of $2.60 per share of Common Stock, payable on June 30, 2015, to shareholders of record as of June 19, 2015. In connection with the announcement of this dividend, the Company also announced the termination of its previously-announced share repurchase program. In considering the special dividend, the Board of Directors noted that it would accelerate the return of capital to shareholders without impacting the total consideration (inclusive of the dividend) that shareholders could expect to receive in a sale transaction.

During late May through early June 2015, Company management made presentations to potential bidders for the Company or its UC business, including Momentum, Company A and Company C.

On July 10, 2015, updated income statement projections of Company performance for 2015 and 2016 (the “Updated Projections”) were posted to the Company’s online data room for potential bidders. Based on the Company’s performance during the first half of 2015, the Updated Projections reflected slower growth and an increase in losses, as compared to the projections previously contained in the online data room and circulated to potential acquirors when a confidential information memorandum regarding the Company was distributed at the outset of the process.

During the week of July 13, 2015, proposal letters were received from Momentum (to acquire the entire Company) and Company A (to acquire the Company’s UC business only). Company A also provided a list of material issues related to the draft purchase agreement that had been provided to it with respect to Company A’s proposed acquisition of the Company’s UC business. On July 17, 2015, the Board of Directors held a telephonic meeting in which representatives of DLA Piper and Oppenheimer participated to discuss the proposals that had been received:

•                  Momentum’s proposal contemplated the acquisition of the entire Company in a merger with cash consideration of up to $4.50 per share of Common Stock ($3.05 per share of Common Stock plus a cash dividend at closing of up to $1.45, subject to reduction based on cash on hand, which would be reduced by transaction expenses and any Company losses in the period prior to closing). The proposal also attached signed debt and equity commitment letters, and was subject to confirmatory due diligence (including customer calls), and noted that the acquisition would not be subject to a financing condition. However, it indicated that Momentum would require voting agreements from the Company’s directors, officers, and certain significant shareholders as a condition to entering into a transaction. At this time, Momentum did not provide a markup of the draft merger agreement that previously had been provided to it.

•                  Company A’s proposal contemplated the acquisition of only the UC business, excluding the Alteva name and certain other assets, for an $18.5 million enterprise value on a cash-free, debt-free basis, with the assumption of no liabilities of any kind other than customary net working capital. The proposal noted that Company A had sufficient cash on hand to finance the acquisition, and noted that the acquisition would not be subject to a financing condition. The proposal contemplated the need for transition services arrangements between Company A and the Company following the closing and was subject to confirmatory due diligence. Company A also submitted a memorandum of proposed changes to the draft purchase agreement, which generally proposed modifying the terms to be more consistent with a private company sale (by, for example, including indemnification provisions).

The Board of Directors directed Oppenheimer to have follow-up discussions with Momentum and Company A in an effort to seek to improve their terms and to clarify their proposals, as described further below.

During the following two weeks, in accordance with the directives of the Board of Directors, Oppenheimer communicated with Momentum and Company A in an effort to seek to improve the terms of their proposals.

On July 23, 2015, Momentum submitted a revised proposal to acquire the Company, reflecting cash consideration of up to $5.00 per share of Common Stock ($3.81 per share of Common Stock plus cash available at closing, which was estimated by Momentum to be up to $1.19 per share of Common Stock), subject to reduction for transaction expenses and any Company losses prior to the closing of the transaction. Momentum also provided a draft exclusivity agreement and a letter highlighting certain proposed changes to the draft merger agreement. The letter included, among other items, a requirement for (i) a 5% break-up fee payable by the Company in the event of a termination of the agreement by the Company for a superior proposal and in certain other circumstances, including breach of its covenants related to its shareholder meeting and its non-solicitation covenants, (ii) a reverse break-up fee payable by Momentum in an amount equal to twice the amount of the break-up fee, (iii) certain restrictions on the Board of Directors’ ability to solicit competing acquisition proposals, and (iv) the receipt of voting agreements from certain large unaffiliated shareholders, in addition to all directors and officers, as a condition to signing the merger agreement.

On July 24, 2015, the Board of Directors held a telephonic meeting in which representatives of DLA Piper and Oppenheimer participated to discuss the proposals that had been received. The Board of Directors instructed Oppenheimer to seek to obtain from Momentum (i) a fixed price offer that was not subject to adjustment based on closing cash on hand and (ii) removal of its proposed signing condition that certain unaffiliated significant shareholders execute voting agreements. The Board of Directors authorized DLA Piper representatives to discuss certain issues directly with Bradley Arant Boult Cummings LLP (“BABC”), Momentum’s counsel.

Later on July 24, 2015, Momentum submitted a revised proposal to acquire the Company, reflecting cash consideration of $4.86 per share of Common Stock, without further adjustment at closing based on cash on hand at closing, subject to confirmatory due diligence, the scope of which was to be further clarified in the following days.

On July 26, 2015, representatives BABC and DLA Piper discussed at length Momentum’s comments to the draft merger agreement in order to clarify key business points on the draft merger agreement from Momentum’s perspective. For example, BABC confirmed that Momentum was no longer expecting voting agreements to be signed by shareholders other than directors and officers. BABC also clarified that, although Momentum was not requiring the receipt of financing as a condition to closing, it wanted the ability to pay a reverse break-up fee if the conditions to closing were satisfied and it did not receive the required debt financing, with specific performance to force a closing available only if the financing was available.

On July 27, 2015, Company A submitted a revised proposal, subject to material confirmatory due diligence, reflecting a $19.25 million enterprise value for the Company’s UC business on a cash-free, debt-free basis, with no liabilities of any kind, other than customary net working capital.

Also on July 27, 2015, the Board of Directors held a telephonic meeting in which representatives of DLA Piper and Oppenheimer participated to discuss the revised proposals. The Board of Directors determined that the Momentum proposal was superior to Company A’s proposal from, among other things, a financial perspective and an execution risk perspective. The Board of Directors also noted a number of issues that would need to be resolved to its satisfaction before entering into exclusivity with Momentum, including the terms of the break-up fee and reverse break-up fee, the length of the exclusivity period and the scope of Momentum’s confirmatory due diligence.

On July 28, 2015, the Board of Directors held a telephonic meeting in which representatives of DLA Piper and Oppenheimer participated to receive an update on the ongoing negotiations with Momentum. At that meeting, the Board of Directors authorized the Company’s officers to negotiate and enter into an exclusivity agreement with Momentum, subject to satisfactory resolution of certain open business points. That day, at the Company’s request, Oppenheimer confirmed with Momentum its agreement on the following material terms (subject to completion of confirmatory due diligence): (a) cash consideration of $4.86 per share of Common Stock, (b) a break-up fee of $873,000 and reverse break-up fee of $1,746,000, (c) in the event the Shareholders did not approve the merger agreement, the Company would reimburse up to $750,000 of Momentum’s documented transaction expenses (but no break-up fee would be payable solely for failure to obtain Shareholder approval), (d) only directors and officers would be expected to sign voting agreements, and (e) customer/partner due diligence calls to be conducted by a third party as part of an Alteva customer satisfaction survey would be limited to certain large customers and partners.

On July 28, 2015, the Company and Momentum executed an exclusivity agreement. The agreement provided for a 21-day exclusivity period, with automatic seven-day extensions unless either party terminated the agreement prior to the end of any such period.

Following execution of the exclusivity agreement, Momentum’s confirmatory due diligence commenced. From the date of execution of the exclusivity agreement through the execution of the Merger Agreement on September 2, 2015, the parties and/or their advisors were in frequent communication, exchanging drafts of the various transaction documents, negotiating various provisions, and responding to due diligence requests from Momentum.

On August 4, 2015, BABC sent an initial markup of the draft merger agreement to DLA Piper and, on August 5, 2015, DLA Piper sent an initial draft of the form of voting agreement to BABC.

On August 10, 2015, DLA Piper provided a revised draft of the merger agreement to BABC, responding to BABC’s draft of the merger agreement and additional proposed changes to the draft interim operating covenants in the merger agreement that were provided by BABC on August 7, 2015, as well as an initial draft of the Company’s disclosure letter. Various drafts and comments on the disclosure letter were shared between DLA Piper and BABC in the weeks following this date until the signing of the Merger Agreement.

On August 12 and 13, 2015, DLA Piper and BABC held conference calls to discuss and negotiate various terms of the draft merger agreement and related documents in detail.

On August 16, 2015, BABC provided a revised draft of the merger agreement to DLA Piper, responding to DLA Piper’s prior draft of the merger agreement and subsequent conference calls.

On August 18, 2015, the Company and Momentum entered into an NDA in favor of Momentum. Following execution of the NDA, Momentum shared certain confidential financial information to substantiate its financial position and ability to fund the merger consideration.

Also on August 18, 2015, the Company provided Momentum with further updated management financial projections, including monthly income statement, balance sheet and cash flow statements for 2015 and 2016 and revised annual projections for 2017 through 2019 (collectively with the Updated Projections, the “Projections”).

On August 19, 2015, DLA Piper provided a revised draft of the merger agreement to BABC.

On August 20, 2015, the Board of Directors held a telephonic meeting at which Oppenheimer reviewed with the Board of Directors preliminary financial aspects of the transaction based on the terms then under consideration.

On August 21, 2015, the Board of Directors held a telephonic meeting at which representatives from DLA Piper provided a detailed overview of the Board of Directors’ fiduciary duties and legal standards applicable to its decisions and actions with respect to its evaluation of a potential transaction and reviewed the terms of the draft merger agreement and related documents, including, among others, non-solicitation provisions, board recommendation provisions, covenants, closing conditions, termination rights and termination fees.

Also on August 21, 2015, the Compensation Committee and the governance and nominating committee of the Board of Directors (the “Governance and Nominating Committee”) each held a telephonic meeting with representatives of DLA Piper to continue a discussion that the Board of Directors had begun early in the year regarding the appropriate vesting of restricted stock grants to independent directors in light of Juniper’s proxy contest, the ongoing negotiations with Momentum regarding the Company’s historical practices with respect to vesting of departing directors and officers, and other considerations. The Compensation Committee approved, and the Governance and Nominating Committee ratified, (a) the vesting of restricted stock of non-employee directors effective as of the close of business on August 24, 2015 and (b) the amendment of all employee equity award agreements to provide that all awards will vest upon a Change in Control (as such term is defined in the 2008 LTIP Plan), rather than requiring subsequent termination. The committees noted that these changes would not negatively affect the potential transaction with Momentum or the aggregate amount or allocation of payments thereunder. On August 24, 2015, Momentum was informed of these actions.

Later on August 21, 2015, representatives of BABC and DLA Piper had a conference call to discuss and negotiate various terms of the draft merger agreement.

During August 2015, Momentum continued its confirmatory due diligence review, with a primary focus on monthly financial performance, projected cash at closing, and customer and partner satisfaction due diligence calls. During late August and early September, representatives of DLA Piper, Oppenheimer, members of Momentum management, BABC and counsel to Momentum’s lenders participated in multiple conference calls and other negotiations of the terms of Momentum’s debt commitment letter. The focus of those negotiations was principally on limiting the conditions to the funding of the debt commitment.

On August 25, 2015, Momentum contacted Oppenheimer to inform the Company that, based on the results of Momentum’s confirmatory due diligence and projections of cash on hand, debt and transaction expenses as of closing, Momentum proposed to reduce the cash consideration payable in the merger to $4.47 per share of Common Stock.

Also on August 25, 2015, the Board of Directors met telephonically with representatives of Oppenheimer and DLA Piper to review Momentum’s revised proposal and discuss a proposed response. The Board of Directors determined that it was not appropriate to continue exclusivity and directed management to inform Momentum that the exclusivity period would terminate at the end of the day.

On August 31, 2015, representatives of Momentum, the Company and Oppenheimer met in Philadelphia. At the meeting, the Company representatives provided an update to Momentum on the Company’s financial performance for June 2015 and preliminary financial performance for July 2015, and the parties further discussed and negotiated the consideration to be paid per share of Common Stock. At that meeting, Momentum proposed to increase the cash consideration payable in the merger to $4.70 per share of Common Stock. The Company representatives indicated that they would discuss Momentum’s revised purchase price with the Board of Directors. Later that day during a teleconference meeting, the Board of Directors, after receiving an update regarding the negotiations, determined to proceed with negotiations at such price.

On September 1, 2015, BABC provided a revised draft of the merger agreement to DLA Piper, responding to DLA Piper’s prior draft of the merger agreement and subsequent discussions.

On September 2, 2015, the Board of Directors met telephonically with the Company’s senior management and representatives of Oppenheimer and DLA Piper to review the proposed transaction with Momentum, related financial and operating matters, and the most recent draft merger agreement and the terms thereof. Prior to the meeting, members of the Board of Directors had received copies of materials to be discussed at such meeting, including a draft of the proposed merger agreement between the Company and Momentum and a draft of the voting agreement to be executed by Momentum and each of the directors and officers of the Company. The Board of Directors again discussed the strategic rationale of the proposed transaction with Momentum and the terms of the draft merger agreement and draft voting agreement (and, in particular, material changes to the drafts since the Board of Directors’ August 21 meeting), including the ability of the Board of Directors to change its recommendation following receipt of a superior proposal and to terminate the agreement to accept a superior proposal. Additionally, the Board of Directors took note of the extensive solicitation process that had been conducted at the Board of Directors’ direction after the public announcement of the Board of Directors’ strategic alternatives review, in which approximately 80 potential bidders were contacted, a confidential information memorandum was delivered to approximately 27 potential bidders that had signed NDAs, management presentations were provided to multiple potential bidders, and negotiations were held with multiple bidders.

Also at this meeting, Oppenheimer reviewed with the Board of Directors its financial analysis of the Common Stock Merger Consideration and rendered an oral opinion, confirmed by delivery of a written opinion dated September 2, 2015, to the Board of Directors to the effect that, as of that date and based on and subject to the matters described in the opinion (including procedures followed, assumptions made, matters considered and limitations and qualifications), the Common Stock Merger Consideration to be received by holders of Common Stock pursuant to the Merger Agreement was fair, from a financial point of view, to such holders (as more fully described below under the caption “—Opinion of the Company’s Financial Advisor”).

After consideration of the factors described below under the section “—Recommendation of the Board of Directors and Reasons for the Merger,” the Board of Directors unanimously determined that the proposed Merger Agreement, the Merger and the other transactions contemplated by the draft merger agreement are fair to and in the best interests of the Shareholders and unanimously approved and declared advisable the draft merger agreement, the merger and the other transactions contemplated by the merger agreement. The Board of Directors also directed that the proposed merger agreement be submitted to the Shareholders for consideration and recommended that the Shareholders adopt the proposed merger agreement.

On September 2, 2015, the parties executed and delivered the Merger Agreement and the Voting Agreement (as defined below). The Company and Momentum jointly announced the proposed transaction on the morning of September 3, 2015. As of the date of this proxy statement, neither the Company nor its financial advisor has received an alternative proposal related to the acquisition of the Company.

Recommendation of the Board of Directors and Reasons for the Merger

Recommendation of the Board of Directors

The Board of Directors has unanimously (1) determined that the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement are advisable, fair to and in the best interests of Alteva and its Shareholders; and (2) adopted and approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement.  The Board of Directors unanimously recommends that you vote:

(1)                        “FOR” the adoption the Merger Agreement;

(2)                        “FOR” the non-binding, advisory proposal to approve compensation that will or may become payable by Alteva to its named executive officers in connection with the Merger;

(3)                        “FOR” fixing the number of directors at five (5) until the next annual meeting;

(4)                        “FOR” electing the five (5) directors listed in this Proxy Statement;

(5)                        “FOR” approving, on an advisory basis, the compensation of Alteva’s named executive officers for the year ending December 31, 2014;

(6)                        “FOR” considering and ratifying the selection of Ernst & Young LLP as Alteva’s independent registered public accounting firm for the year ending December 31, 2015; and

(7)                        “FOR” the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Annual Meeting.

Reasons for the Merger

In evaluating the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, the Board of Directors consulted Alteva senior management and Alteva’s legal and financial advisors.  In recommending that Shareholders vote in favor of adoption of the Merger Agreement, the Board of Directors considered a number of factors, including the following (which factors are not necessarily presented in order of relative importance):

•                  Alteva’s business and operations, including its business strategy, competitive position, performance and management execution.

•                  Alteva’s current and historical financial condition, results of operations, financial prospects, and the costs of operating as a public company, particularly as a micro-cap company.

•                  The execution risks of continuing as a standalone public company or pursuing other alternatives, including (1) the range of potential benefits to holders of Alteva’s equity securities of these alternatives; (2) the competitive landscape and the dynamics of the market for Alteva’s products and technology; and (3) the assessment that no alternatives were reasonably likely to create greater value for Shareholders than the Merger, taking into account, among other factors, the existing and potential business, competitive, industry and market risks.

•                  The Board of Directors’ belief that, after a full review of Alteva’s current and historical financial condition, results of operations, prospects, business strategy, competitive position, industry, properties and assets, including the potential impact of those factors on the trading price of the Common Stock, discussions with Alteva’s management, and taking into consideration the projections prepared by Alteva’s management (see “—Projections Prepared by Alteva Management” below), that the value offered to Shareholders pursuant to the Merger Agreement is more favorable than the potential value that might have resulted from remaining an independent public company.

•                  The Board of Directors’ belief that the $4.70 per share Common Stock Merger Consideration exceeds Alteva’s likely value as a standalone company, taking into account Alteva’s potential future growth, which belief was based on a number of factors, including, but not limited to (a) the inherent uncertainty of attaining management’s internal financial projections, including the possibility that Alteva’s actual financial results in future periods could be materially less than projected results and (b) the Board of Directors’ consideration of other potential strategic alternatives available to Alteva, based upon, among other things, the Board of Directors’ knowledge of (i) Alteva’s business, financial condition and results of operations, from both a historical and prospective perspective, (ii) the risk-adjusted probabilities associated with achieving Alteva’s long-term strategic plans as a standalone company as compared to the certainty of value afforded to Shareholders by way of the Merger and (iii) the results of Alteva’s strategic alternatives process.

•                  The relationship of the Common Stock Merger Consideration of $4.70 in cash to the historical trading price of the Common Stock, including the fact that the Common Stock Merger Consideration constituted a premium of:

•                  approximately 27.0% to the closing price of the Common Stock on September 1, 2015, the last trading day before the execution of the Merger Agreement;

•                  37.1% to the $3.43 volume-weighted average price per share of the Common Stock for the 30-day period ended September 1, 2015;

•                  25.9% to the $3.73 volume-weighted average price per share of the Common Stock for the 60-day period ended September 1, 2015;

•                  5.7% to the $4.45 volume-weighted average price per share of the Common Stock for the 90-day period ended September 1, 2015; and

•                  74.7% to the $2.69 (as adjusted for the special dividend paid on June 30, 2015) closing price of the Common Stock on August 25, 2014 (the last trading day before Juniper’s unsolicited conditional letter of interest).

•                  Oppenheimer’s financial presentation and opinion, dated September 2, 2015, to the Board of Directors as to the fairness, from a financial point of view and as of such date, of the Common Stock Merger Consideration to be received by holders of Common Stock pursuant to the Merger Agreement, which opinion was based on and subject to the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken as more fully described below under the caption “—Opinion of the Company’s Financial Advisor”.

•                  The fact that the all-cash Merger Consideration will provide certainty of value and liquidity to the holders of Alteva’s equity securities, while eliminating the effect of long-term business and execution risk to such holders.

•                  The Board of Directors’ belief that it engaged in a full review of a potential sale and strategic alternatives, including that:

•                  On behalf of the Board of Directors, a total of 80 parties, composed of 43 strategic acquirors and 37 financial sponsors, were contacted in an effort to obtain the best value reasonably available to Shareholders; and

•                  Of these parties, only Momentum and one other party made firm proposals to acquire Alteva or its UC business.

•                  Based on the results of the process conducted, the Board of Directors’ belief that the Common Stock Merger Consideration and the Senior Preferred Stock Merger Consideration payable to the holders of the Common Stock or the Senior Preferred Stock, respectively, is the best price reasonably attainable for shareholders.

•                  The Board of Directors’ view that the Merger Agreement was the product of arm’s-length negotiations and contained customary terms and conditions.

•                  The terms of the Merger Agreement and related agreements, including:

•                  that the consummation of the Merger is not subject to any financing condition;

•                  (a) the equity commitment letter (the “Equity Commitment Letter”) between Featheringill Investment Group, LLC (the “Sponsor”) and Parent pursuant to which the Sponsor committed to invest the amount set forth therein to fund a portion of the Merger Consideration and (b) the debt commitment letter (the “Debt Commitment Letter”) between Stellus Capital Management, LLC and Medley Capital Corporation (collectively, the “Lenders”) and Parent pursuant to which the Lenders committed to provide the amount of debt financing set forth therein to fund a portion of the Merger Consideration;

•                  Alteva’s ability, under certain circumstances, to furnish information to and conduct negotiations with third parties regarding alternative acquisition proposals;

•                  Alteva’s ability to terminate the Merger Agreement in order to accept a Superior Proposal (as defined herein under the caption “Proposal 1: Adoption of the Merger Agreement—No Solicitation of Other Offers”), subject to paying Parent a termination fee of $873,000 and other conditions of the Merger Agreement;

•                  the fact that the Board of Directors believed that the termination fee of $873,000, which is approximately 3% of Alteva’s implied enterprise value in the Merger, is reasonable and not preclusive of other offers;

•                  the fact that under certain circumstances, Parent would have to pay Alteva a reverse termination fee of $1.746 million;

•                  Alteva’s entitlement to specific enforcement to prevent breaches of the Merger Agreement, subject to the limitations set forth therein; and

•                  the fact that it is a condition to the closing of the Merger that the Merger Agreement has been approved by the Shareholders, which allows for an informed vote on the merits of the Merger.

•                  The Board of Directors’ view that the terms of the Merger Agreement would be unlikely to deter third parties from making a superior proposal, including the Merger Agreement’s terms and conditions as they relate to changes in the recommendation of the Board of Directors and the belief that the termination fee potentially payable to Parent is reasonable in light of the circumstances, consistent with or below fees in comparable transactions and not preclusive of other offers (see the sections captioned “Proposal 1: Adoption of the Merger Agreement—No Solicitation of Other Offers” and “Proposal 1: Adoption of the Merger Agreement—The Board of Directors’ Recommendation” and “Proposal 1: Adoption of the Merger Agreement—Company Board Recommendation Changes”).

The Board of Directors also considered a number of uncertainties and risks concerning the Merger, including the following (which factors are not necessarily presented in order of relative importance):

•                  The risks and costs to Alteva if the Merger does not close, including the diversion of management and employee attention, and the potential effect on Alteva’s business and relationships with customers and suppliers.

•                  The fact that Shareholders will not participate in any future earnings or growth of Alteva and will not benefit from any appreciation in value of Alteva, including any appreciation in value that could be realized as a result of improvements to Alteva’s operations.

•                  The vote of Shareholders required to adopt the Merger Agreement is at least seventy percent (70%) of the outstanding shares of Common Stock entitled to vote in favor of adopting the Merger Agreement and approving the Merger.

•                  The requirement that Alteva pay Parent a termination fee of $873,000, under certain circumstances, following termination of the Merger Agreement, including if the Board of Directors terminates the Merger Agreement to accept a Superior Proposal.

•                  The requirement that Alteva pay Parent the lesser of $750,000 or Parent’s documented out-of-pocket transaction fees and expenses actually incurred in connection with the proposed transactions, under certain circumstances, following termination of the Merger Agreement.

•                  The restrictions on the conduct of Alteva’s business prior to the consummation of the Merger, including the requirement that we conduct Alteva’s business in the ordinary course, subject to specific limitations, which may delay or prevent Alteva from undertaking business opportunities that may arise before the completion of the Merger and that, absent the Merger Agreement, Alteva might have pursued.

•                  The fact that an all cash transaction would be taxable to the shareholders that are U.S. persons for U.S. federal income tax purposes.

•                  The impact of the Merger on Alteva’s employees and the communities in which it operates.

•                  The fact that under the terms of the Merger Agreement, Alteva is unable to solicit other acquisition proposals during the pendency of the Merger.

•                  The significant costs involved in connection with entering into the Merger Agreement and completing the Merger and the substantial time and effort of Alteva management to complete the Merger, which may disrupt Alteva’s business operations.

•                  The fact that Alteva’s business, sales operations and financial results could suffer in the event that the Merger is not consummated.

•                  The risk that the Merger might not be completed and the effect of the resulting public announcement of termination of the Merger Agreement on the trading price of the Common Stock.

•                  The fact that Alteva’s directors and officers may have interests in the Merger that may be different from, or in addition to, those of the Shareholders (see below under the caption “—Interests of Alteva’s Directors and Executive Officers in the Merger”).

•                  The fact that the announcement and pendency of the Merger, or the failure to complete the Merger, may cause substantial harm to Alteva’s relationships with its employees (including making it more difficult to attract and retain key personnel and the possible loss of key management, technical, sales and other personnel), vendors, business partners and customers and may divert employees’ attention away from Alteva’s day-to-day business operations.

The foregoing discussion of the information and factors considered by the Board of Directors is not meant to be exhaustive, but summarizes the material factors considered by the Board of Directors in their consideration of the Merger. After considering these and other factors, the Board of Directors concluded that the potential benefits of the Merger outweighed the uncertainties and risks.  In view of the variety of factors considered by the Board of

Directors and the complexity of these factors, the Board of Directors did not find it practicable to, and did not quantify or otherwise assign relative weights to the foregoing factors in reaching its determination and recommendations. Rather, the Board of Directors based its recommendation on the totality of the information presented to and considered by it. Moreover, each member of the Board of Directors applied his or her own personal business judgment to the process and may have assigned different weights to different factors.  The Board of Directors unanimously adopted and approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement and recommends that Shareholders adopt the Merger Agreement based upon the totality of the information presented to and considered by the Board of Directors.

The foregoing discussion of the information and factors considered by the Board of Directors is forward-looking in nature.  This information should be considered in light of the factors set forth in the section herein entitled “Cautionary Statement Concerning Forward-Looking Statements.”

Opinion of the Company’s Financial Advisor

The Company has engaged Oppenheimer as its financial advisor in connection with the Merger. In connection with this engagement, the Company requested that Oppenheimer evaluate the fairness, from a financial point of view, of the Common Stock Merger Consideration to be received by holders of Common Stock. On September 2, 2015, at a meeting of the Board of Directors held to evaluate the Merger, Oppenheimer rendered an oral opinion, confirmed by delivery of a written opinion dated September 2, 2015, to the Board of Directors to the effect that, as of that date and based on and subject to the matters described in its opinion, the Common Stock Merger Consideration to be received by holders of Common Stock pursuant to the Merger Agreement was fair, from a financial point of view, to such holders.

The full text of Oppenheimer’s written opinion, dated September 2, 2015, which describes the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken, is attached to this proxy statement as Annex C and is incorporated by reference in its entirety. Oppenheimer’s opinion was provided for the use of the Board of Directors (in its capacity as such) in connection with its evaluation of the Common Stock Merger Consideration from a financial point of view and did not address any other terms, aspects or implications of the Merger. Oppenheimer expressed no view as to, and its opinion did not address, the underlying business decision of the Company to proceed with or effect the Merger or the relative merits of the Merger as compared to any alternative business strategies or opportunities that might exist for the Company or the effect of any other transaction in which the Company might engage. Oppenheimer’s opinion does not constitute a recommendation as to how any shareholder should vote or act in connection with the Merger or any other matter. This summary of Oppenheimer’s opinion is qualified in its entirety by reference to the full text of its opinion.

In arriving at its opinion, Oppenheimer, among other things:

•                          reviewed a draft, dated September 2, 2015, of the Merger Agreement, referred to in this section as the “draft Merger Agreement”;

•                          reviewed certain publicly available business and financial information relating to the Company, including audited financial statements of the Company for the fiscal years ended December 31, 2014, December 31, 2013 and December 31, 2012 and an unaudited financial statement of the Company for the six months ended June 30, 2015;

•                          reviewed certain other business and financial information relating to the Company, including financial forecasts and estimates relating to the Company for the fiscal years ending December 31, 2015 through December 31, 2019 prepared by the Company’s management;

•                          held discussions with the Company’s senior management with respect to the Company’s businesses and prospects;

•                          considered the results of the process undertaken, at the Company’s direction following the Company’s public announcement that it was exploring potential strategic alternatives, to solicit third-party indications of interest in the acquisition of all or a part of the Company;

•                          reviewed historical market prices and trading volumes for the Common Stock;

•                          reviewed and analyzed certain publicly available financial data for companies that Oppenheimer deemed generally relevant in evaluating the Company;

•                          reviewed and analyzed certain publicly available financial information for transactions that Oppenheimer deemed generally relevant in evaluating the Merger;

•                          analyzed the estimated present value of the Company’s future cash flows based on financial forecasts and estimates prepared by the Company’s management; and

•                          performed such other analyses, reviewed such other information and considered such other factors as Oppenheimer deemed appropriate.

In rendering its opinion, Oppenheimer relied upon and assumed, with the Company’s consent and without independent verification or investigation, the accuracy and completeness of all of the financial and other information provided to or discussed with Oppenheimer by the Company and its respective employees, representatives and affiliates or otherwise reviewed by Oppenheimer. With respect to the financial forecasts and estimates relating to the Company utilized in Oppenheimer’s analyses, at the direction of the Company’s management and with the Company’s consent, Oppenheimer assumed, without independent verification or investigation, that such forecasts and estimates were reasonably prepared on bases reflecting the best currently available information, estimates and judgments of the Company’s management as to the future financial condition and operating results of the Company and the other matters covered thereby. Oppenheimer relied on, with the Company’s consent and without independent verification or investigation, the assessments of the Company’s management as to, among other things, (i) the potential impact on the Company of market, competitive and other trends in and prospects for, and governmental, regulatory and legislative matters relating to or affecting, the communications industry, (ii) the Company’s existing and future products and technology, and (iii) the Company’s existing and future distribution and other commercial relationships. Oppenheimer assumed, with the Company’s consent, that there would be no developments with respect to any such matters that would be meaningful in any respect to its analyses or opinion.

Oppenheimer assumed, with the Company’s consent, that the Merger would be consummated in accordance with its terms without waiver, modification or amendment of any material term, condition or agreement and in compliance with all applicable laws, organizational or other documents and other requirements and that, in the course of obtaining the necessary governmental, regulatory or third party approvals, consents and releases with respect to the Merger, no delay, limitation, restriction or condition would be imposed that would have an adverse effect on the Company or the Merger. Oppenheimer also assumed, at the Company’s direction, that the final executed merger agreement would not differ from the draft Merger Agreement reviewed by Oppenheimer in any respect meaningful to its analyses or opinion.

Oppenheimer neither made nor obtained any independent evaluations or appraisals of the assets or liabilities (contingent, off-balance sheet or otherwise) of the Company or any other entity. Oppenheimer’s opinion addressed only the fairness, from a financial point of view and as of the date of its opinion, of the Common Stock Merger Consideration to holders of Common Stock to the extent expressly specified in its opinion. Oppenheimer expressed no view as to, and its opinion did not address, any other terms, aspects or implications of the Merger, including, without limitation, the form or structure of the Merger, any consideration payable in respect of other securities (including Senior Preferred Stock) of the Company or any term, aspect or implication of any voting agreement or other agreement, arrangement or understanding entered into in connection with the Merger or otherwise, or the fairness of the amount or nature of, or any other aspect relating to, the compensation to be received by any individual officers, directors or employees of any party to the Merger, or any class of such persons, relative to the Common Stock Merger Consideration or otherwise. Oppenheimer did not express any opinion as to the Company’s underlying valuation, future performance or long-term viability. Oppenheimer also did not express a view as to, and its opinion did not address, the solvency of the Company or any other entity under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. Oppenheimer’s opinion was necessarily based on the information available to it and general economic, financial and stock market conditions and circumstances as they existed and could be evaluated by Oppenheimer on the date of its opinion. Although subsequent developments may affect its opinion, Oppenheimer does not have any obligation to update, revise or reaffirm its opinion. Except as described in this summary, the Company imposed no other instructions or limitations on Oppenheimer with respect to the investigations made or the procedures followed by it in rendering its opinion.

This summary is not a complete description of Oppenheimer’s opinion or the financial analyses performed and factors considered by Oppenheimer in connection with its opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to summary description. Oppenheimer arrived at its ultimate opinion based on the results of all analyses undertaken by it and assessed as a whole, and it did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis for purposes of its opinion. Accordingly, Oppenheimer believes that its analyses and this summary must be considered as a whole and that selecting portions of its analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying Oppenheimer’s analyses and opinion.

In performing its analyses, Oppenheimer considered industry performance, general business, economic, market and financial conditions and other matters existing as of the date of its opinion, many of which are beyond the Company’s control. No company, business or transaction used in the analyses is identical to the Company or the Merger, and an evaluation of the results of those analyses is not entirely mathematical. Rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, business segments or transactions analyzed.

The assumptions and estimates contained in Oppenheimer’s analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than those suggested by its analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold or acquired. Accordingly, the assumptions and estimates used in, and the results derived from, Oppenheimer’s analyses are inherently subject to substantial uncertainty.

Oppenheimer was not requested to, and it did not, recommend the specific consideration payable in the Merger. The type and amount of consideration payable in the Merger were determined through negotiation between the Company and Momentum and was approved by the Board of Directors, and the decision to enter into the Merger Agreement was solely that of the Board of Directors. Oppenheimer’s opinion and financial analyses were only one of many factors considered by the Board of Directors in its evaluation of the Merger and should not be viewed as determinative of the views of the Board of Directors or management with respect to the Merger or the Common Stock Merger Consideration.

The following is a summary of the material financial analyses reviewed with the Board of Directors in connection with Oppenheimer’s opinion dated September 2, 2015. The financial analyses summarized below include information presented in tabular format. In order to fully understand Oppenheimer’s financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Oppenheimer’s financial analyses. For purposes of the analyses described below, (i) per share Common Stock equity values for the Company were calculated after adding to the implied enterprise values derived for the Company from such analyses the Company’s available cash as reflected on the Company’s balance sheet as of June 30, 2015, subtracting the Company’s total debt (including pension obligations) and redemption value of the Company’s outstanding Senior Preferred Stock and dividing by the Company’s fully diluted Common Stock outstanding as of August 30, 2015 based on internal estimates of the Company’s management, and (ii) references to earnings before interest, taxes, depreciation and amortization, or EBITDA, means EBITDA excluding one-time, non-recurring items and, to the extent such information was publicly available, before stock-based compensation expense (unless otherwise noted, stock-based compensation was reflected as a non-cash expense).

Selected Public Companies Analysis.  In its selected public companies analysis of the Company, Oppenheimer performed a “sum-of-the-parts” selected public companies analysis of the Company’s (i) unified communications business and (ii) wireline business. Financial data of the Company was based on the Company’s public filings and internal forecasts and estimates of the Company’s management. Financial data of the selected companies were based on publicly available research analysts’ estimates, public filings and other publicly available information.

Unified Communications Business.  In its selected public companies analysis of the Company’s unified communications business, Oppenheimer compared certain financial information of the Company’s unified communications business with the following four selected companies that Oppenheimer considered generally relevant as publicly traded companies with operations primarily in the unified communications as a service (“UCaaS”) industry, collectively referred to as the selected UCaaS companies:

•                          Fusion Telecommunications International, Inc.

•                          magicJack VocalTec Ltd.

•                          ShoreTel, Inc.

•                          Vonage Holdings Corp.

Oppenheimer reviewed, among other information, enterprise values of the selected UCaaS companies, calculated as fully diluted equity values based on closing stock prices on September 1, 2015 plus debt and minority interests (as applicable) less cash and cash equivalents, as a multiple of latest 12 months (as of June 30, 2015) revenue and calendar year 2015 estimated revenue. The overall low to high latest 12 months revenue and calendar year 2015 estimated revenue multiples observed for the selected UCaaS companies were 0.60x to 1.49x (with a mean of 0.96x and a median of 0.88x) and 0.59x to 1.52x (with a mean of 0.97x and a median of 0.88x), respectively. Oppenheimer then applied selected ranges of latest 12 months revenue and calendar year 2015 estimated revenue multiples derived from the selected UCaaS companies of 0.7x to 1.0x and 0.8x to 1.0x, respectively, to corresponding data of the Company’s unified communications business.

Wireline Business.  In its selected public companies analysis of the Company’s wireline business, Oppenheimer compared certain financial information of the Company’s wireline business with the following five selected companies that Oppenheimer considered generally relevant as publicly traded companies with operations primarily in the wireline industry, collectively referred to as the selected wireline companies:

•                          Alaska Communications Systems Group, Inc.

•                          Hawaiian Telcom Holdco, Inc.

•                          LICT Corporation

•                          New Ulm Telecom, Inc.

•                          Otelco Inc.

Oppenheimer reviewed, among other information, enterprise values of the selected wireline companies, calculated as fully diluted equity values based on closing stock prices on September 1, 2015 plus net debt (including pension liabilities, as applicable) and minority interests (as applicable) less cash and cash equivalents, as a multiple of latest 12 months (as of June 30, 2015) EBITDA and calendar year 2015 (or, in the case of LICT Corporation, New Ulm Telecom, Inc. and Otelco Inc., the first six months of calendar year 2015 annualized) estimated EBITDA.  The overall low to high latest 12 months EBITDA and calendar year 2015 estimated EBITDA multiples observed for the selected wireline companies were 4.0x to 5.3x (with a mean of 4.5x and a median of 4.1x) and 3.9x to 5.4x (with a mean of 4.8x and a median of 5.1x), respectively. Oppenheimer then applied selected ranges of latest 12 months EBITDA and calendar year 2015 estimated EBITDA multiples of 3.5x to 4.7x and 4.3x to 5.8x, respectively, derived from the selected wireline companies to corresponding data of the Company’s wireline business.

This analysis indicated the following implied per Common Stock equity reference range for the Company, as compared to the Common Stock Merger Consideration:

Implied Per Common Stock Equity Reference Range	Common Stock Merger Consideration

$3.16 - $4.43	$4.70

Selected Precedent Transactions Analysis.  In its selected precedent transactions analysis of the Company, Oppenheimer performed a “sum-of-the-parts” selected precedent transactions analysis of the Company’s (i) unified communications business and (ii) wireline business. Financial data of the Company was based on the Company’s public filings and other publicly available information. Financial data of the selected transactions were based on public filings and other publicly available information.

Unified Communications Business.  In its selected precedent transactions analysis of the Company’s unified communications business, Oppenheimer reviewed financial information for the following 11 selected transactions that Oppenheimer considered generally relevant as transactions involving target companies with operations primarily in the UCaaS industry, collectively referred to as the selected UCaaS transactions:

Announcement Date	Acquiror	Target
8/20/15	• Vonage Holdings Corp.	• iCore Networks, Inc.
5/06/15	• Vonage Holdings Corp.	• gUnify LLC
3/16/15	• Vonage Holdings Corp.	• Simple Signal Inc.
11/05/14	• Vonage Holdings Corp.	• Telesphere Networks Ltd.
11/03/14	• Fusion Telecommunications International, Inc.	• PingTone Communications, Inc.
10/01/14	• GTT Communications, Inc.	• United Network Services, Inc.
9/04/13	• Fusion Telecommunications International, Inc.	• Broadvox, LLC (cloud services business)
11/13/13	• Spire Capital Partners LLC	• Telekenex, Inc. (n/k/a NetFortris, Inc.)
11/11/13	• 8x8, Inc.	• Voicenet Solutions Limited
8/12/13	• BroadSoft, Inc.	• Hosted IP Communications (Europe) Limited
1/22/13	• Intermedia.net, Inc.	• Telanetix, Inc.

Oppenheimer reviewed, among other information, enterprise values, calculated as the purchase prices paid for the target companies in the selected UCaaS transactions plus debt and minority interests (as applicable) less cash and cash equivalents, as a multiple, to the extent publicly available, of such target companies’ latest 12 months revenue. The overall low to high latest 12 months revenue multiples observed for the selected UCaaS transactions were 0.93x to 2.85x (with a mean of 1.54x and a median of 1.23x). Oppenheimer then applied a selected range of latest 12 months revenue multiples of 1.05x to 1.42x derived from the selected UCaaS transactions to the latest 12 months (as of June 30, 2015) revenue of the Company’s unified communications business.

Wireline Business. In its selected precedent transactions analysis of the Company’s wireline business, Oppenheimer reviewed financial information for the following six selected transactions that Oppenheimer considered generally relevant as transactions involving target companies with operations primarily in the wireline industry, collectively referred to as the selected wireline transactions:

Announcement Date	Acquiror	Target
6/30/14	• Consolidated Communications Holdings, Inc.	• Enventis Corporation
4/21/14	• Birch Communications, Inc.	• Cbeyond, Inc.
6/27/11	• AXA Private Equity (n/k/a Ardian)	• Groupe Outremer Telecom SA
12/20/10	• EarthLink, Inc.	• One Communications Corp.
10/01/10	• EarthLink, Inc.	• ITC^DeltaCom, Inc.

9/13/10	• PAETEC Holding Corp.	• Cavalier Telephone Corporation

Oppenheimer reviewed, among other information, enterprise values, calculated as the purchase prices paid for the target companies in the selected wireline transactions plus debt and minority interests (as applicable) less cash and cash equivalents, as a multiple of such target companies’ latest 12 months EBITDA. The overall low to high latest 12 months EBITDA multiples observed for the selected wireline transactions were 4.0x to 7.5x (with a mean of 5.4x and a median of 5.2x). Oppenheimer then applied a selected range of latest 12 months EBITDA multiples of 4.4x to 6.0x derived from the selected wireline transactions to the latest 12 months (as of June 30, 2015) EBITDA of the Company’s wireline business.

This analysis indicated the following implied per Common Stock equity reference range for the Company, as compared to the Common Stock Merger Consideration:

Implied Per Common Stock Equity Reference Range	Common Stock Merger Consideration

$4.25 - $5.91	$4.70

Discounted Cash Flow Analysis.  In its discounted cash flow analysis of the Company, Oppenheimer performed a “sum-of-the-parts” discounted cash flow analysis of the Company’s (i) unified communications business and (ii) wireline business. Financial data of the Company was based on internal forecasts and estimates of the Company’s management. For purposes of this analysis, stock-based compensation was treated as a cash expense.

Unified Communications Business.  In its discounted cash flow analysis of the Company’s unified communications business, Oppenheimer calculated the estimated present value of the standalone after-tax free cash flows that the Company’s unified communications business was forecasted by the Company’s management to generate during the six-month period ending December 31, 2015 through the full fiscal year ending December 31, 2019. Oppenheimer calculated a terminal value for the Company’s unified communications business by applying to the fiscal year ending December 31, 2019 estimated revenue of such business a range of terminal value revenue multiples of 0.8x to 1.4x. The periodic cash flows and terminal value were then discounted to present value (as of June 30, 2015) using discount rates ranging from 18.5% to 20.5%.

Wireline Business.  In its discounted cash flow analysis of the Company’s wireline business, Oppenheimer calculated the estimated present value of the standalone after-tax free cash flows that the Company’s wireline business was forecasted by the Company’s management to generate during the six-month period ending December 31, 2015 through the full fiscal year ending December 31, 2019. Oppenheimer calculated a terminal value for the Company’s wireline business by applying to the fiscal year ending December 31, 2019 estimated EBITDA of such business a range of terminal value EBITDA multiples of 4.0x to 6.0x. The periodic cash flows and terminal value were then discounted to present value using discount rates ranging from 8.6% to 10.6%.

This analysis indicated the following implied per Common Stock equity reference range for the Company, as compared to the Common Stock Merger Consideration:

Implied Per Common Stock Equity Reference Range	Common Stock Merger Consideration

$2.77 - $5.30	$4.70

Other Factors.  Oppenheimer also noted certain additional factors that were not considered part of Oppenheimer’s financial analyses with respect to its opinion but were referenced for informational purposes, including, among other things, the following:

•         implied premiums paid in 103 selected all-cash transactions with transaction values of $5 million to $100 million announced from September 1, 2010 to September 1, 2015 which, after applying the average of the 25th to 75th percentiles of the one-day, one-week and one-month premiums derived from such transactions prior to public announcement of such transactions of 20.9% to 82.5% (one-day period), 21.4% to 83.5% (one-week period) and

25.5% to 84.0% (one-month period), respectively, to the closing prices of the Common Stock one-day, one-week and one-month prior to September 1, 2015 and August 26, 2014 (the date on which Juniper publicly disclosed its proposal to acquire the outstanding Common Stock for $8.00 per share, or $5.40 per share as adjusted for the Company’s special dividend of $2.60 per share paid on June 30, 2015), indicated overall mean implied per Common Stock equity reference ranges for the Company of approximately $4.40 to $6.58 per share (based on corresponding periods ended September 1, 2015) and approximately $3.85 to $5.75 per share (based on corresponding periods ended August 26, 2014); and

•         historical trading prices of the Common Stock (adjusted for the Company’s special dividend of $2.60 per share paid on June 30, 2015) during the 52-week period ended on August 26, 2014, which indicated low to high closing prices of the Common Stock during such period of approximately $3.12 to $5.40 per share.

Miscellaneous

The Company has agreed to pay Oppenheimer for its financial advisory services in connection with the Merger an aggregate fee currently estimated to be approximately $1,050,000, of which portions were payable in connection with Oppenheimer’s engagement and upon delivery of Oppenheimer’s opinion and approximately $650,000 is contingent upon consummation of the Merger. The Company also has agreed to reimburse Oppenheimer for its expenses, including fees and expenses of its legal counsel, and to indemnify Oppenheimer and related parties against liabilities, including liabilities under the federal securities laws, relating to, or arising out of, its engagement.  Although during the two-year period prior to the date of its opinion, Oppenheimer and its affiliates did not provide financial advisory or other investment banking services to the Company or Momentum for which Oppenheimer or its affiliates received compensation, Oppenheimer and its affiliates may provide such services in the future for which Oppenheimer and such affiliates would expect to receive compensation. In the ordinary course of business, Oppenheimer and its affiliates may actively trade securities of the Company for Oppenheimer’s and its affiliates’ own accounts and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

The Company selected Oppenheimer as its financial advisor in connection with the Merger based on, among other things, Oppenheimer’s reputation and experience. Oppenheimer is an internationally recognized investment banking firm and, as a part of its investment banking business, is regularly engaged in valuations of businesses and securities in connection with acquisitions and mergers, underwritings, secondary distributions of securities, private placements and valuations for other purposes. The issuance of Oppenheimer’s opinion was approved by an authorized committee of Oppenheimer.

Projections Prepared by Alteva Management

Alteva does not, as a matter of course, make public projections as to future performance or earnings given the unpredictability of the underlying assumptions and estimates. However, as part of the consideration of its potential strategic alternatives, the Projections were made available to the Board of Directors and to Momentum.

The Projections were also provided to the Company’s financial advisor for its use and reliance, at the direction of the Board of Directors, for purposes of preparing its financial analyses and opinion summarized under the caption “—Opinion of the Company’s Financial Advisor.”

The Projections were not prepared with a view to public disclosure and are included in this proxy statement only because they were made available, in whole or in part, to Momentum and certain other parties in connection with the Company’s strategic alternatives review. The Projections were not prepared with a view to compliance with (1) generally accepted accounting principles as applied in the United States, which we refer to as “GAAP”; (2) the published guidelines of the SEC regarding projections and forward-looking statements; or (3) the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Furthermore, Ernst & Young LLP, Alteva’s independent registered public accountant, has not examined, reviewed, compiled or otherwise applied procedures to the Projections and, accordingly, assumes no responsibility for, and expresses no opinion on, them. The Projections included in this proxy statement have been prepared by, and are the responsibility of, Alteva management. The Projections were prepared solely for internal use by Alteva and are subjective in many respects.

Readers of this proxy statement are cautioned not to place undue reliance on the specific portions of the Projections set forth below. Although a summary of the Projections is presented with numerical specificity, they reflect numerous assumptions and estimates as to future events made by Alteva management that management believed were reasonable at the time the Projections were prepared, taking into account the relevant information available to Alteva management at the time. However, this information is not fact and should not be relied upon as necessarily indicative of actual future results. Important factors that may affect actual results and cause the Projections not to be achieved include general economic conditions, customer retention, changes in GAAP, changes in actual or projected cash flows, pricing and other competitive pressures, changes in costs, including costs associated with employees, key vendors, sales and marketing, and changes in regulatory and tax laws. In addition, the Projections do not take into account any circumstances or events occurring after the date that they were prepared and do not give effect to the Merger or reflect how Alteva might perform after it is acquired by Parent. As a result, there can be no assurance that the Projections will be realized, and actual results may be materially better or worse than those contained in the Projections. The inclusion of this information should not be regarded as an indication that the Board of Directors, Alteva, or their respective affiliates or advisors or any other recipient of this information considered, or now considers, the Projections to be necessarily predictive of actual future results. The summary of the Projections is not included in this proxy statement in order to induce any Shareholder to vote in favor of the proposal to adopt the Merger Agreement or any of the other proposals to be voted on at the Annual Meeting.

We do not intend to update or otherwise revise the Projections to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Projections are shown to be in error or no longer appropriate.

Alteva uses a non-GAAP measure of Adjusted EBITDA in the Projections. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization adjusted to exclude non-cash stock-based compensation, severance related expense, restructuring costs, income from investments, and other special charges. Alteva believes that non-GAAP financial information provided in the Projections can assist recipients in understanding and assessing Alteva’s on-going core operations and prospects for the future and provide an additional tool to use in comparing Alteva’s financial results with other companies in Alteva’s industry and the broader technology sector, many of which present similar non-GAAP financial measures to investors.

The Projections are forward-looking statements. For information on factors that may cause Alteva’s future results to materially vary, see the information under the caption “Cautionary Statement Concerning Forward-Looking Statements.”

ALTEVA

PROJECTIONS

(Unaudited)

(in thousands)

	2015	2016	2017	2018	2019

Revenue
UC	$19,548	$23,267	$28,055	$34,229	$42,260
% growth	15%	19%	21%	22%	23%
Telephone	$12,727	$12,191	$11,801	$11,435	$11,114
% growth	(3)%	(4)%	(3)%	(3)%	(3)%
Consolidated	$32,275	$35,458	$39,856	$45,664	$53,374
% growth	7%	10%	12%	15%	17%

Adjusted EBITDA
UC	$(2,212)	$(23)	$1,541	$4,139	$7,850
% margin	(11)%	(0)%	5%	12%	19%
Telephone	$1,756	$1,409	$1,224	$868	$612
% margin	14%	12%	10%	8%	6%
Other income (expense), net	$1,500	$—	$—	$—	$—
Consolidated	$1,044	$1,386	$2,765	$5,007	$8,462
% margin	3%	4%	7%	11%	16%

Adjusted EBITDA reconciliation
Net income (loss)	$(4,135)	$(2,831)	$(2,282)	$(287)	$1,856
Depreciation and amortization	4,513	4,043	4,213	4,435	4,718
Stock-based compensation	731	760	791	823	856
Strategic alternatives costs	854	—	—	—	—
Interest (income) expense, net	18	55	43	36	32
Income tax expense (benefit)	(937)	(641)	—	—	1,000
Adjusted EBITDA	$1,044	$1,386	$2,765	$5,007	$8,462

Operating net working capital (1)	$(1,668)	$(1,527)	$(1,889)	$(2,336)	$(2,912)

Capital expenditures	$1,486	$1,764	$1,872	$2,180	$2,582

(1)                   Operating net working capital includes trade accounts receivable, other accounts receivable, materials and supplies, prepaid expenses, accounts payable, other accrued expenses, accrued wages, and advance billing and payments.

Interests of Alteva’s Directors and Executive Officers in the Merger

When considering the recommendation of the Board of Directors that you vote to approve the proposal to adopt the Merger Agreement, you should be aware that the Board of Directors and executive officers have interests in the Merger that may be different from, or in addition to, the interests of Shareholders generally, as more fully described below. The Board of Directors was aware of and considered these interests to the extent that they existed at the time, among other matters, in approving the Merger Agreement and the Merger and recommending that the Merger Agreement be adopted by the Shareholders.

Arrangements with Parent

As of the date of this proxy statement, none of Alteva’s executive officers has entered into any agreement with Parent or any of its affiliates regarding employment with, or the right to purchase or participate in the equity of, the Surviving Corporation or one or more of its affiliates. Prior to or following the closing of the Merger (the “Closing” and, the date upon which the Closing occurs, the “Closing Date”), however, certain of Alteva’s executive officers have had and may continue to have discussions, or may enter into agreements with, Parent or Merger Sub or their respective affiliates regarding employment with, or the right to purchase or participate in the equity of, the Surviving Corporation or one or more of its affiliates.

Insurance and Indemnification of Directors and Executive Officers

The Parent and the Surviving Corporation will indemnify, defend and hold harmless and advance expenses to directors and officers of Alteva or any of its subsidiaries (each, an “Indemnitee” and, collectively, the “Indemnitees”) with respect to all acts or omissions by them in their capacities as such at any time prior to the Effective Time (including any matters arising in connection with the Merger Agreement or the transactions contemplated thereby), to the fullest extent that Alteva would be permitted by applicable law and to the fullest extent required by the organizational documents of Alteva as in effect on the date of the Merger Agreement or any indemnification agreement existing between the parties.  In addition, Parent and the Surviving Corporation shall assume all obligations of Alteva and its subsidiaries to the Indemnitees in respect of indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time as provided in (a) the certificate of incorporation and bylaws of Alteva and the organizational documents of its subsidiaries, in each instance, as applicable and as in effect on the date of the Merger Agreement, and (b) any indemnification agreement between any such Indemnitee and Alteva or any of its subsidiaries as in effect on the date the Merger Agreement was executed.  In addition, from and after the Effective Time, under certain circumstances, the Surviving Corporation is required to pay any expenses (including reasonable fees and expenses of legal counsel) of any Indemnitee as incurred to the fullest extent permitted under applicable law.  The Surviving Corporation and its subsidiaries will not, for a period of six years from the Effective Time, amend, repeal or otherwise modify these provisions in the organizational documents in any manner that would adversely affect the rights of the Indemnitees.

The Merger Agreement also provides that for a six (6) year period commencing immediately after the Effective Time, Parent is required to maintain in effect Alteva’s current directors’ and officers’ liability insurance covering acts or omissions occurring at or prior to the Effective Time with respect to those persons who are currently (and any additional persons who prior to the Effective Time become) covered by Alteva’s directors’ and officers’ liability insurance policy on terms and scope with respect to such coverage, and in amount, not less favorable to such individuals than those of such policy in effect on the date of the Merger Agreement If however, the annual premium for such insurance shall exceed two hundred percent (200%) of the annual premium (the “Maximum Premium”) paid as of the date of the Merger Agreement by Alteva for such insurance, then Parent shall provide or cause to be provided a policy for the applicable individuals with the best coverage as shall then be available from a reputable insurer (as determined by Parent in its reasonable discretion) at an annual premium equal to the Maximum Premium.

Prior to the Effective Time, Parent or Alteva may purchase, for an aggregate amount that shall not exceed the Maximum Premium a six-year prepaid “tail policy” on terms and conditions providing at least materially equivalent benefits as the current policies of directors’ and officers’ liability insurance maintained by Alteva and its subsidiaries with respect to matters existing or occurring prior to the Effective Time, covering, without limitation, the transactions contemplated by the Merger Agreement. The tail policy may be used to maintain in effect Alteva’s current directors’ and officers’ liability insurance, as described above.

Voting Agreement

In connection with the execution of the Merger Agreement, on September 2, 2015, the directors and named executive officers (solely in their capacity as shareholders of the Company) entered into a Voting Agreement (the “Voting Agreement”) with Parent. Pursuant to the Voting Agreement, each such person, among other matters, agreed to vote in favor of the adoption of the Merger Agreement and against any alternative acquisition proposals.

Treatment of Equity-Based Awards

Treatment of Stock Options

As of the Record Date, there were 15,502 outstanding stock options held by Alteva’s directors and executive officers.

As a result of the Merger Agreement, with respect to all employee equity grant award agreements, any Company stock options outstanding immediately prior to the Effective Time will automatically become vested and exercisable and will be converted into the right to receive the Common Stock Merger Consideration, less the exercise price per share of the applicable options. However, all such stock options have an exercise price in excess of the Common Stock Merger Consideration.

Treatment of Restricted Stock Awards

As of the Record Date, there were 64,768 outstanding shares of restricted stock held by Alteva’s directors and executive officers. As a result of the Merger Agreement, any Company restricted stock outstanding immediately prior to the Effective Time will become fully vested and free of restrictions, and will be automatically converted into the right to receive the Common Stock Merger Consideration.

Employment Terms for Named Executive Officers

Brian J. Kelley - Chief Executive Officer

Mr. Kelley’s terms of employment became effective October 22, 2014. Mr. Kelley is employed at-will and received an annual base salary of $335,000. Mr. Kelley is eligible for certain bonus, long-term incentive, severance and other benefits pursuant to Alteva’s NEO Compensation Policy (the “Compensation Policy”) and other Company policies in place. Included in Mr. Kelley’s employment terms is an award of 10,000 restricted shares of Common Stock granted on January 15, 2015, issued under and governed by an award agreement and the 2008 LTIP Plan. These shares will vest annually over three years in three approximately equal tranches, beginning January 15, 2016. Mr. Kelley is eligible to participate in and receive benefits under Alteva’s 401(k) Plan, health and welfare plans, including medical and dental insurance, life insurance, and short-term and long-term insurance. Mr. Kelley’s employment may be terminated at any time for any reason by Alteva or Mr. Kelley with or without prior notice. The Board of Directors may modify the terms and conditions of Mr. Kelley’s employment, including benefits, at its discretion.

Mr. Kelley will be entitled to compensation and benefits depending on the circumstances of the termination of his employment. If Mr. Kelley’s employment is terminated without cause and he executes and does not revoke a release (the “Release”), which releases Alteva, its affiliates and their employees and agents from all claims related to Mr. Kelley’s employment with Alteva within the time period set forth in the Release, then he will receive severance equal to three weeks of base salary for every full year of service to Alteva, up to a maximum of six months of severance. Severance payments will be paid as salary continuation, in a series of separate payments for purposes of Section 409A of the Internal Revenue Code and its Treasury Regulations commencing on the first payroll period falling at least eight days after Mr. Kelley executes and returns the Release.

In the event that Mr. Kelley is terminated without cause within twelve months following a change in control (which is generally defined as a consummation of a reorganization, merger, statutory share exchange or similar corporate transaction or a sale of substantially all of Alteva’s assets where, as a result, Alteva’s then existing holders of Common Stock no longer own 50% of the surviving entity and referred to herein as a “Change in Control”) and he executes and does not revoke a Release, Mr. Kelley will be entitled to severance equal to one year of his then base salary. Severance payments will be paid as salary continuation, in a series of separate payments for purposes of Section 409A of the Internal Revenue Code and its Treasury Regulations commencing on the first payroll period falling at least eight days after Mr. Kelley executes and returns the Release.

Brian H. Callahan - Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer

Mr. Callahan’s terms of employment became effective October 22, 2014. Mr. Callahan is employed at-will and received an annual base salary of $205,000. Mr. Callahan is eligible for certain bonus, long-term incentive, severance and other benefits pursuant to Alteva’s Compensation Policy and other Company policies in place. Mr. Callahan is eligible to participate in and receive benefits under Alteva’s 401(k) Plan, health and welfare plans, including medical and dental insurance, life insurance, and short-term and long-term insurance. Mr. Callahan’s employment may be terminated at any time for any reason by Alteva or Mr. Callahan with or without prior notice. The Board of Directors may modify the terms and conditions of Mr. Callahan’s employment, including benefits, at its discretion.

Mr. Callahan will be entitled to compensation and benefits depending on the circumstances of the termination of his employment. If Mr. Callahan’s employment is terminated without cause and he executes and does not revoke a Release, which releases Alteva, its affiliates and their employees and agents from all claims related to Mr. Callahan’s employment with Alteva, within the time period set forth in the Release, then he will receive severance equal to three weeks of base salary for every full year of service to Alteva, up to a maximum of six months of severance. Severance payments will be paid as salary continuation, in a series of separate payments for purposes of Section 409A of the Internal Revenue Code and its Treasury Regulations commencing on the first payroll period falling at least eight days after Mr. Callahan executes and returns the Release.

In the event that Mr. Callahan is terminated without cause within twelve months following a Change in Control and he executes and does not revoke a Release, Mr. Callahan will be entitled to severance equal to one year of his then base salary. Severance payments will be paid as salary continuation, in a series of separate payments for purposes of Section 409A of the Internal Revenue Code and its Treasury Regulations commencing on the first payroll period falling at least eight days after Mr. Callahan executes and returns the Release. As disclosed on Alteva’s Current Report on Form 8-K filed with the SEC on September 25, 2015, Mr. Callahan resigned as Chief Financial Officer effective as of October 9, 2015, and will not be entitled to severance or accelerated equity.

Mardoqueo Marquez, Jr. — Executive Vice President, Chief Technology Officer

Mr. Marquez’s terms of employment became effective October 22, 2014. Mr. Marquez is employed at-will and received an annual base salary of $180,000. Mr. Marquez is eligible for certain bonus, long-term incentive, severance and other benefits pursuant to the Compensation Policy and other Company policies in place.  Mr. Marquez is eligible to participate in and receive benefits under Alteva’s 401(k) Plan, health and welfare plans, including medical and dental insurance, life insurance, and short-term and long-term insurance. Mr. Marquez’s employment may be terminated at any time for any reason by Alteva or Mr. Marquez with or without prior notice. The Board of Directors may modify the terms and conditions of Mr. Marquez’s employment, including benefits, at its discretion.

Mr. Marquez will be entitled to compensation and benefits depending on the circumstances of the termination of his employment. If Mr. Marquez’s employment is terminated without cause and he executes and does not revoke a Release, which releases Alteva, its affiliates and their employees and agents from all claims related to Mr. Marquez’s employment with Alteva, within the time period set forth in the Release, then he will receive severance equal to three weeks of base salary for every full year of service to Alteva, up to a maximum of six months of severance. Severance payments will be paid as salary continuation, in a series of separate payments for purposes of Section 409A of the Internal Revenue Code and its Treasury Regulations commencing on the first payroll period falling at least eight days after Mr. Marquez executes and returns the Release.

In the event that Mr. Marquez is terminated without cause within twelve months following a Change in Control and he executes and does not revoke a Release, Mr. Marquez will be entitled to severance equal to one year of his then base salary. Severance payments will be paid as salary continuation, in a series of separate payments for purposes of Section 409A of the Internal Revenue Code and its Treasury Regulations commencing on the first payroll period falling at least eight days after Mr. Marquez executes and returns the Release.

William K. Birnie — Executive Vice President, Chief Marketing Officer

Mr. Birnie’s terms of employment became effective October 22, 2014. Mr. Birnie is employed at-will and received an annual base salary of $180,000. Mr. Birnie is eligible for certain bonus, long-term incentive, severance and other benefits pursuant to the Compensation Policy and other Company policies in place. Mr. Birnie is eligible to participate in and receive benefits under Alteva’s 401(k) Plan, health and welfare plans, including medical and dental insurance, life insurance, and short-term and long-term insurance. Mr. Birnie’s employment may be terminated at any time for any reason by Alteva or Mr. Birnie with or without prior notice. The Board of Directors may modify the terms and conditions of Mr. Birnie’s employment, including benefits, at its discretion.

Mr. Birnie will be entitled to compensation and benefits depending on the circumstances of the termination of his employment. If Mr. Birnie’s employment is terminated without cause and he executes and does not revoke a Release, which releases Alteva, its affiliates and their employees and agents from all claims related to Mr. Birnie’s employment with Alteva, within the time period set forth in the Release, then he will receive severance equal to three weeks of base salary for every full year of service to Alteva, up to a maximum of six months of severance. Severance payments will be paid as salary continuation, in a series of separate payments for purposes of Section 409A of the Internal Revenue Code and its Treasury Regulations commencing on the first payroll period falling at least eight days after Mr. Birnie executes and returns the Release.

In the event that Mr. Birnie is terminated without cause within twelve months following a Change in Control and he executes and does not revoke a Release, Mr. Birnie will be entitled to severance equal to one year of his then base salary. Severance payments will be paid as salary continuation, in a series of separate payments for purposes of Section 409A of the Internal Revenue Code and its Treasury Regulations commencing on the first payroll period falling at least eight days after Mr. Birnie executes and returns the Release.

Andrea E. McHugh — Interim Chief Financial Officer

As disclosed on Alteva’s Current Report on Form 8-K filed with the SEC September 25, 2015, Ms. McHugh, the Company’s current controller, will become interim Chief Financial Officer effective October 9, 2015. Ms. McHugh’s employment will continue to be at-will and she will receive an annual base salary of $180,000. Ms. McHugh will be eligible for certain bonus, long-term incentive, severance and other benefits pursuant to the Company’s Vice President Compensation Policy (the “Vice President Compensation Policy”) and other Company policies in place. Ms. McHugh will be eligible to participate in and receive benefits under Alteva’s 401(k) Plan, health and welfare plans, including medical and dental insurance, life insurance, and short-term and long-term insurance. Ms. McHugh’s employment may be terminated at any time for any reason by Alteva or Ms. McHugh with or without prior notice. The Board of Directors may modify the terms and conditions of Ms. McHugh’s employment, including benefits, at its discretion. Ms. McHugh is eligible to receive a retention bonus of $15,000.

Ms. McHugh will be entitled to compensation and benefits depending on the circumstances of the termination of her employment. If Ms. McHugh’s employment is terminated without cause and she executes and does not revoke a Release, which releases Alteva, its affiliates and their employees and agents from all claims related to Ms. McHugh’s employment with Alteva, within the time period set forth in the Release, then she will receive severance equal to two weeks of base salary for every full year of service to Alteva, up to a maximum of six months of severance. Severance payments will be paid as salary continuation, in a series of separate payments for purposes of Section 409A of the Internal Revenue Code and its Treasury Regulations commencing on the first payroll period falling at least eight days after Ms. McHugh executes and returns the Release.

In the event that Ms. McHugh is terminated without cause within twelve months following a Change in Control and she executes and does not revoke a Release, Ms. McHugh will be entitled to severance equal to six months of her then base salary. Severance payments will be paid as salary continuation, in a series of separate payments for purposes of Section 409A of the Internal Revenue Code and its Treasury Regulations commencing on the first payroll period falling at least eight days after Ms. McHugh executes and returns the Release.

Change in Control Payments

Alteva has agreed to make certain payments to its named executive officers upon an involuntary termination of employment not for cause, during the twelve-month period following the occurrence of a change in control of Alteva. Alteva has considered change in control payments an appropriate method to motivate its named executive officers if Alteva decided to pursue a sale of the company as an appropriate way of maximizing Shareholder value. Alteva does not provide for a gross-up on any taxes imposed on the excess parachute payments to be received by a named executive officer in connection with a change in control. Alteva entered into key employee retention agreements with each of following executives: Messrs. Brian J. Kelley, Chief Executive Officer; Brian H. Callahan, Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer; Mardoqueo Marquez, Executive Vice President and Chief Technology Officer and William K. Birnie, Executive Vice President and Chief Marketing Officer. The detailed information regarding these retention agreements is reported on Alteva’s Current Report on Form 8-K filed with the SEC March 3, 2015.

Upon a change in control, with respect to all employee equity grant award agreements, any restricted stock awards and Company stock options outstanding immediately prior to the Effective Time will automatically become vested (and exercisable, as applicable).

Potential Payments Upon Termination or Change in Control

Brian J. Kelley - Chief Executive Officer

If Mr. Kelley’s employment is terminated by Alteva without cause and not in connection with a Change in Control, Mr. Kelley is entitled to:

•                  severance equal to three weeks of base salary for every full year of service up to a maximum of six months of severance to be paid as salary continuation, and

•                  any unused vacation.

In the event that Mr. Kelley is involuntarily terminated by Alteva within the 12-month period following a change in control, he would be entitled to the same compensation and benefits in accordance with the terms of the Compensation Policy and he would be entitled to receive:

•                  severance equal to one year of his base salary to be paid as salary continuation, and

•                  any unused vacation.

In the event of Mr. Kelley’s death or disability, he is entitled to his accrued but unpaid base salary and any unused vacation or sick time.

The amounts that Mr.  Kelley would receive under the following termination scenarios assuming the relevant triggering events occurred on September 23, 2015 are as follows:

Payments	Termination not in Connection with a Change in Control	Termination in Connection with a Change in Control	Death or Disability
Salary Continuation	$19,327	$335,000	$—
Accrued Unused Vacation	$25,769	$25,769	$25,769
Equity Acceleration (1)	$—	$81,587	$—

Total	$45,096	$442,356	$25,769

(1)                  These amounts represent the estimated intrinsic value of the Company stock options and restricted stock that accelerate and vest in connection with the Merger. “Intrinsic value” of the stock options refers to the excess of the aggregate fair value of the per-share Merger consideration over the aggregate exercise price of the Company stock options and restricted stock held by the executive that were unvested as of September 23, 2015. For these purposes, the accelerated awards are valued at $4.70 per share, which is the cash consideration per share of Common Stock. These amounts are payable pursuant to the Merger Agreement on a single-trigger basis (meaning that the payments are not conditioned upon a subsequent termination of employment).

Brian H. Callahan - Executive Vice President, Chief Financial Officer Corporate Secretary and Treasurer

Mr. Callahan is entitled to compensation and benefits in accordance with the terms of the Compensation Policy which contains termination provisions that are identical to the termination provisions described above for Mr. Kelley. As disclosed on Alteva’s Current Report on Form 8-K filed with the SEC on September 25, 2015, Mr. Callahan resigned as Chief Financial Officer effective as of October 9, 2015, and will not be entitled to severance or accelerated equity. The amounts that Mr. Callahan would receive under the same termination scenarios assuming the relevant triggering events occurred on September 23, 2015 are as follows:

Payments	Termination not in Connection with a Change in Control	Termination in Connection with a Change in Control	Death or Disability
Salary Continuation	$35,481	$205,000	$—
Accrued Unused Vacation	$15,769	$15,769	$15,769
Equity Acceleration (1)	$—	$88,901	$—

Total	$51,250	$309,670	$15,769

(1)                  These amounts represent the estimated intrinsic value of the Company stock options and restricted stock that accelerate and vest in connection with the Merger. “Intrinsic value” of the stock options refers to the excess of the aggregate fair value of the per-share Merger consideration over the aggregate exercise price of the Company stock options and restricted stock held by the executive that were unvested as of September 23, 2015. For these purposes, the accelerated awards are valued at $4.70 per share, which is the cash consideration per share of Common Stock. These amounts are payable pursuant to the Merger Agreement on a single-trigger basis (meaning that the payments are not conditioned upon a subsequent termination of employment).

Mardoqueo Marquez — Executive Vice President and Chief Technology Officer

Mr. Marquez is entitled to compensation and benefits in accordance with the terms of the Compensation Policy which contains termination provisions that are identical to the termination provisions described above for Mr. Kelley.  The amounts that Mr. Marquez would receive under the following termination scenarios assuming the relevant triggering events occurred on September 23, 2015 are as follows:

Payments	Termination not in Connection with a Change in Control	Termination in Connection with a Change in Control	Death or Disability
Salary Continuation	$90,000	$180,000	$—
Accrued Unused Vacation	$7,788	$7,788	$7,788
Equity Acceleration (1)	$—	$66,961	$—

Total	$97,788	$254,749	$7,788

(1)                  These amounts represent the estimated intrinsic value of the Company stock options and restricted stock that accelerate and vest in connection with the Merger. “Intrinsic value” of the stock options refers to the excess of the aggregate fair value of the per-share Merger consideration over the aggregate exercise price of the Company stock options and restricted stock held by the executive that were unvested as of September 23, 2015. For these purposes, the accelerated awards are valued at $4.70 per share, which is the cash consideration per share of Common Stock. These amounts are payable pursuant to the Merger Agreement on a single-trigger basis (meaning that the payments are not conditioned upon a subsequent termination of employment).

William K. Birnie — Executive Vice President and Chief Marketing Officer

Mr. Birnie is entitled to compensation and benefits in accordance with the terms of the Compensation Policy which contains termination provisions that are identical to the termination provisions described above for Mr. Kelley.  The amounts that Mr. Birnie would receive assuming that the triggering events occurred on September 23, 2015 are as follows:

Payments	Termination not in Connection with a Change in Control	Termination in Connection with a Change in Control	Death or Disability
Salary Continuation	$31,154	$180,000	$—
Accrued Unused Vacation	$13,846	$13,846	$13,846
Equity Acceleration (1)	$—	$66,961	$—

Total	$45,000	$260,807	$13,846

(1)                  These amounts represent the estimated intrinsic value of the Company stock options and restricted stock that accelerate and vest in connection with the Merger. “Intrinsic value” of the stock options refers to the excess of the aggregate fair value of the per-share Merger consideration over the aggregate exercise price of the Company stock options and restricted stock held by the executive that were unvested as of September 23, 2015. For these purposes, the accelerated awards are valued at $4.70 per share, which is the cash consideration per share of Common Stock. These amounts are payable pursuant to the Merger Agreement on a single-trigger basis (meaning that the payments are not conditioned upon a subsequent termination of employment).

Andrea E. McHugh — Interim Chief Financial Officer

Ms. McHugh will be entitled to compensation and benefits in accordance with the terms of the Vice President Compensation Policy which contains the termination provisions that are identical to the termination provisions described above for Mr. Kelley, except that (a) in the event that Ms. McHugh is terminated without cause and not in connection with a change in control, she will be entitled to receive severance equal to two weeks of base salary for every full year of service up to a maximum of six months of severance to be paid as salary continuation, and (b) in the event that Ms. McHugh is terminated without cause within twelve months following a change in control, she will be entitled to receive severance equal to six months of her base salary to be paid as salary continuation. The amounts Ms. McHugh would receive under the same termination scenarios assuming the relevant triggering events occurred on September 23, 2015 (quantified as if the terms of Ms. HcHugh’s employment as Interim Chief Financial Officer, which will be effective October 9, 2015, were effective on September 23, 2015) are as follows:

Payments	Termination not in Connection with a Change in Control	Termination in Connection with a Change in Control	Death or Disability
Salary Continuation	$13,846	$90,000	$—
Accrued Unused Vacation	$13,846	$13,846	$13,846
Equity Acceleration (1)	$—	$18,800	$—

Total	$27,692	$122,646	$13,846

(1)                  These amounts represent the estimated intrinsic value of the Company stock options and restricted stock that accelerate and vest in connection with the Merger. “Intrinsic value” of the stock options refers to the excess of the aggregate fair value of the per-share Merger consideration over the aggregate exercise price of the Company stock options and restricted stock held by the executive that were unvested as of September 23, 2015. For these purposes, the accelerated awards are valued at $4.70 per share, which is the cash consideration per share of Common Stock. These amounts are payable pursuant to the Merger Agreement on a single-trigger basis (meaning that the payments are not conditioned upon a subsequent termination of employment).

Golden Parachute Compensation

The following table and the related footnotes present information about the compensation payable to the named executive officers of the Company in connection with the Merger. The compensation shown in the table below is intended to comply with Item 402(t) of Regulation S-K, which requires disclosure of information about compensation for each named executive officer that is based on or otherwise relates to the Merger. Such compensation is subject to a nonbinding advisory vote of the shareholders of the Company. The cash and perquisites/benefits disclosure provided by this table is quantified assuming that the Merger closed, and that each individual’s service was terminated without cause, on September 23, 2015, the latest practicable date prior to the filing of this proxy statement. The cash amounts listed in the table would be payable in connection with the Merger only if such a termination of employment actually occurs. The equity disclosure provided in this table is quantified assuming that the Merger closed on September 23, 2015. None of our executive officers are entitled to any pension or non-qualified deferred compensation benefits enhancements, tax reimbursements or any other form of compensation that is based on or otherwise related to the Merger.

Please note that the amounts indicated below are estimates based on multiple assumptions that may or may not actually occur (including assumptions described in this proxy statement/prospectus) or may occur at times different than the time assumed. Some of these assumptions are based on information currently available and, as a result, the actual amounts, if any, to be received by a named executive officer may differ in material respects from the amounts set forth below. Regardless of the manner in which a named executive officer’s employment terminates, the officer is entitled to receive amounts already earned and vested during his or her term of employment.

Golden Parachute Compensation

Name	Cash (1)	Equity (2)	Perquisites/ Benefits (3)	Other (4)	Total
Brian J. Kelley	$335,000	$81,587	$—	$25,769	$442,356
Brian H. Callahan (5)	$205,000	$88,901	$—	$15,769	$309,670
Mardoqueo Marquez	$180,000	$66,961	$—	$7,788	$254,749
William K. Birnie	$180,000	$66,961	$—	$13,846	$260,807
Andrea E. McHugh (6)	$90,000	$18,800	$—	$13,846	$122,646

(1)                  The amounts in this column represent potential cash severance payments that each executive may receive under the Compensation Policy or Vice President Compensation Policy, as applicable, upon a qualifying termination of employment. These amounts do not include any accrued but unpaid vacation or sick time. These severance payments for all executives are considered double trigger because the severance is payable upon a qualifying termination of employment within the 12 months following a change in control. These amounts are quantified assuming that the Merger closed, and that each individual’s service was terminated without cause, on September 23, 2015 (in addition, in the case of Ms. McHugh, these amounts are quantified as if the terms of Ms. HcHugh’s employment as Interim Chief Financial Officer, which will be effective October 9, 2015, were effective on September 23, 2015); however, none of the amounts shown in this column will be payable to a named executive officer unless a qualifying termination of employment occurs following the Merger. This amount represents a payment equal to 12 months’ base salary (6 months in the case of Ms.

McHugh) in effect at September 23, 2015. The cash severance would be paid over the applicable severance periods.

(2)                  These amounts represent the estimated intrinsic value of the Company stock options and restricted stock that accelerate and vest in connection with the Merger. “Intrinsic value” of the stock options refers to the excess of the aggregate fair value of the per-share Merger consideration over the aggregate exercise price of the Company stock options and restricted stock held by the executive that were unvested as of September 23, 2015. For these purposes, the accelerated awards are valued at $4.70 per share, which is the cash consideration per share of Common Stock. These amounts are payable pursuant to the Merger Agreement on a single-trigger basis and the payments are not conditioned upon termination of employment.

(3)                  There are no perquisites or benefits to which the named executives may become entitled as a result of the Merger.

(4)                  These amounts reflect accrued but unpaid vacation. Pursuant to the terms of her offer letter, Ms. McHugh is entitled to a retention payment of $15,000. Each named executive officer will also be entitled to receive their accrued cash incentive bonus pursuant to the Compensation Policy or Vice President Compensation Policy, as applicable, for 2015 in an amount equal to the product of (i) 50% of their target bonus for 2015 times (ii) a ratio the numerator of which is equal to the number of days in the performance period prior to the closing of the Merger and the denominator of which is equal to the total number of days in the performance period. There are no other payments or benefits, consisting of transaction bonus or other payments to which the named executive officers may become entitled as a result of the Merger.

(5)                  As disclosed on Alteva’s Current Report on Form 8-K filed with the SEC September 25, 2015, Mr. Callahan resigned as Chief Financial Officer effective October 9, 2015, and will not be entitled to severance or accelerated equity as a result of his termination of employment.

(6)                  As disclosed on Alteva’s Current Report on Form 8-K filed with the SEC September 25, 2015, effective October 9, 2015, Ms. McHugh will serve as Interim Chief Financial Officer and as such she will be a “named executive officer” as of the closing of the Merger.

Conditions to Payment of Severance

As a condition to receiving the severance benefits set forth in the table above, all named executive officers must execute a full waiver and release of all claims in our favor.

Equity Interests of Alteva’s Executive Officers and Non-Employee Directors

On August 21, 2015, the Compensation Committee approved amendments to the vesting terms of unvested equity grants for all employees with outstanding grants under the 2008 LTIP Plan.  All employee equity award grant agreements were amended to provide that all awards vest upon a Change in Control (as such term is defined in the 2008 LTIP Plan). As a result of the amendment, the vesting terms of the equity grants changed from being subject to a double trigger (requiring termination subsequent to a Change in Control) to a single trigger. If the Merger is not completed, but a Change in Control occurs under the 2008 LTIP Plan, all employees with outstanding unvested equity grants will vest automatically.  On the same day, the Compensation Committee took further action so that all awarded but unvested restricted stock of non-employee directors vested effective as of the close of business on Monday, August 24, 2015.

The following table sets forth the number of shares of Common Stock and the number of shares of Common Stock underlying equity awards currently held by each of Alteva’s executive officers and non-employee directors, in each case that either are currently vested or that would have vested in connection with the Merger, assuming that the Effective Time occurred on September 23, 2015 (in addition, in the case of Ms. McHugh, these amounts are quantified as if the terms of Ms. HcHugh’s employment as Interim Chief Financial Officer, which will be effective October 9, 2015, were effective on September 23, 2015). The table also sets forth the values of these shares and equity awards based on the Common Stock Merger Consideration (minus the applicable exercise price for the options).  No new shares of Common Stock or equity awards were granted to any executive officer or non-employee director in contemplation of the Merger.

Equity Interests of Alteva’s Executive Officers and Non-Employee Directors

Name	Shares Held (#) (1)	Shares Held ($)	Options (#)	Options ($)	Restricted Shares Held (#) (2)	Restricted Shares ($)	Total ($)

Kelley C. Bloss	20,003	$94,014					$94,014

Jeffrey D. Alario	19,276	$90,597					$90,597

Douglas B. Benedict	12,737	$59,864					$59,864

Edward J. Morea	6,812	$32,016					$32,016

Brian J. Kelley	9,343	$43,912			17,359	$81,587	$125,499

Brian H. Callahan	21,469	$100,904	45,000	(1)	18,915	$88,901	$189,805

Mardoqueo Marquez	11,997	$56,386	37,409	(1)	14,247	$66,961	$123,347

William K. Birnie	10,649	$50,050	30,000	(1)	14,247	$66,961	$117,011

Andrea McHugh	3,000	$14,100	5,000	(1)	4,000	$18,800	$32,900

(1)                                 All outstanding Company stock options have an exercise price in excess of the Common Stock Merger Consideration.

Closing and Effective Time of the Merger

The closing of the Merger will take place no later than the second business day following the satisfaction or waiver in accordance with the Merger Agreement of all of the conditions to closing of the Merger (as described under the caption “Proposal 1: Adoption of the Merger Agreement—Conditions to the Closing of the Merger”), other than conditions that by their terms are to be satisfied at the closing, but subject to the satisfaction or waiver of such conditions.

Appraisal Rights

Pursuant to Section 910 of the NYBCL, holders of Common Stock will not be entitled to appraisal rights because the shares of Common Stock are listed on the NYSE MKT on the Record Date. Section 910 of the NYBCL provides that a dissenting shareholder’s right to receive payment of the fair value of his, her or its shares under Section 623 of the NYBCL is not available to a holder of shares of any class or series of stock, which shares or depository receipts in respect thereof, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote upon the Merger Agreement.

The Merger Agreement provides that to the extent the right to demand payment of fair value for shares of the Senior Preferred Stock in connection with the Merger is available under the NYBCL, any outstanding share of Senior Preferred Stock that so qualifies and is held by a Dissenting Shareholder (“Dissenting Shares”) shall not be converted into the right to receive the Senior Preferred Stock Merger Consideration, but shall become the right to receive such consideration as may be determined to be due to such Dissenting Shareholder pursuant to the NYBCL; provided, however, that each such share of Senior Preferred Stock outstanding immediately prior to the Effective Time held by a Dissenting Shareholder who, after the Effective Time, withdraws its demand or fails to perfect or otherwise loses its right to receive payment of fair value, pursuant to the NYBCL, shall be deemed to be converted as of the Effective Time into the right to receive the Senior Preferred Stock Merger Consideration, without interest.  As used in the Merger Agreement and in this proxy statement, “Dissenting Shareholder” means any record holder or beneficial owner of shares of Senior Preferred Stock who is entitled to demand and receive payment of the fair value of such holder’s shares of Senior Preferred Stock pursuant to Section 910 of the NYBCL and who complies with all of the applicable provisions of the NYBCL (including Section 623 of the NYBCL) concerning the right of holders of shares of Senior Preferred Stock to object to the Merger and obtain fair value for such shares.

If the Merger is consummated, any Dissenting Shareholder who follows the procedures specified in the NYBCL, including Sections 623 and 910 of the NYBCL, will have the right to receive cash payment of the fair value of their Dissenting Shares if the Merger is consummated.

The express procedures of Section 623 must be followed precisely; if they are not, Dissenting Shareholders will lose their right to dissent.  As described more fully below, such “fair value” would potentially be determined in judicial proceedings, the result of which cannot be predicted.  We cannot provide any assurance that Dissenting Shareholders will receive consideration equal to or greater than the Senior Preferred Stock Merger Consideration.

The statutory procedures outlined below are complex.  What follows is a summary and is qualified in its entirety by reference to the full text of Section 623 and Section 910 of the NYBCL, which are attached hereto as Annex B.  Dissenting Shareholders wishing to exercise their dissenters’ rights should consult their own legal advisors to ensure that they fully and properly comply with the requirements of New York law.

Any Dissenting Shareholder who wishes to receive cash payment of the fair value of his or her shares of the Senior Preferred Stock and the other rights and benefits provided in Section 623 must file with Alteva a written objection to the Merger and Merger Agreement prior to the vote by the Shareholders on the approval of the Merger and the adoption of the Merger Agreement. The written objection must include: (1) notice of the shareholder’s election to dissent; (2) the shareholder’s name and residence address; (3) the number of shares of Senior Preferred Stock as to which the shareholder dissents; and (4) a demand for payment of the fair value of such shares of Senior Preferred Stock if the Merger is consummated.

A vote against approval of the Merger and adoption of the Merger Agreement will not satisfy the requirement of filing a written objection. Failure to vote against approval of the Merger and adoption of the Merger Agreement will not waive the right of a holder of shares of Senior Preferred Stock to receive payment if such holder has filed a written objection in accordance with Section 623 and has not voted in favor of approval of the Merger and adoption of the Merger Agreement.

As a general matter, the holders of Senior Preferred Stock do not have the right (as holders of Senior Preferred Stock) to vote on the Merger and the adoption of the Merger Agreement.  However, such holders have the right to receive the notice and proxy materials related to any meeting called by the Board of Directors to approve the Merger.

All written objections to the Merger and notices of election to dissent should be addressed to:

ALTEVA, INC.

400 Market Street, Suite 1100

Philadelphia, PA 19106

Attention: Corporate Secretary

If the Merger Agreement is approved and adopted by the Shareholders, within 10 days after such action Alteva will give written notice of such approval and adoption by registered mail to each holder of shares of Senior Preferred Stock who filed a timely written objection or from whom written objection was not required.  Any holder of shares of Senior Preferred Stock from whom objection was not required and who elects to dissent must file with Alteva, within 20 days after the giving of such notice to him or her, a written notice of election to dissent, stating his or her name and residence address, the number of shares of Senior Preferred Stock as to which he or she dissents and a demand for payment of the fair value for his or her Senior Preferred Stock.

Either at the time of filing of the notice of election to dissent or within one month after the filing of the notice of election to dissent, a dissenting holder of Senior Preferred Stock must submit the certificates representing his or her shares of Senior Preferred Stock to Alteva, or to its transfer agent, which shall note conspicuously on the certificates that a notice of election has been filed and will then return such certificates to such holder.  Any holder of Senior Preferred Stock who fails to submit his or her certificates for notation within one month after the filing of the notice of election to dissent shall, at the option of Alteva upon written notice to such holder of Senior Preferred Stock within 45 days from the date of filing of such notice of election to dissent, lose his or her dissenters’ rights unless a court, for good cause shown, otherwise directs.

Within 15 days after the expiration of the period within which holders of Senior Preferred Stock may file their notices of election to dissent, or within 15 days after the completion of the Merger, whichever is later (but in no case later than 90 days after the Shareholders approve the Merger and adopt the Merger Agreement), the Surviving Corporation will make a written offer by registered mail to each holder of Senior Preferred Stock who has filed a notice of election to dissent, to pay for his or her dissenting shares of Senior Preferred Stock at a specified price which the Surviving Corporation considers to be their fair value.  If the Merger has occurred, such offer must be accompanied by an advance payment to each holder of Senior Preferred Stock who has submitted, in accordance with the foregoing requirements, his or her share certificates to Alteva of an amount equal to 80% of the amount of the offer or, if such holder has not yet submitted his or her share certificates, a statement that an advance payment equal to 80% of the offer will be made promptly upon submission of his or her certificates.  Acceptance of such payment shall not constitute a waiver of any dissenters’ rights.  The offer must be made at the same price per share to all the holders of Senior Preferred Stock who have filed their notices of election to dissent before the expiration of the period within which to do so.  If, within 30 days after the making of an offer, the Surviving Corporation and any holder of shares of Senior Preferred Stock agree on the price to be paid for his or her shares, the balance of payment for such shares must be made within 60 days after the making of the offer or the completion of the Merger, whichever is later, upon surrender of the certificates representing such shares of Senior Preferred Stock.

If the Surviving Corporation fails to make an offer to dissenting holders of shares of Senior Preferred Stock within the 15-day period described above, or if it makes the offer and any dissenting holder of shares of Senior Preferred Stock fails to agree with it within 30 days thereafter upon the price to be paid for his or her shares, the Surviving Corporation is required, within 20 days after the expiration of whichever is the applicable of the two periods referred to above, to institute a special proceeding in the Supreme Court of the State of New York in the judicial district in which the office of the Surviving Corporation is located to determine the rights of dissenting holders of shares of Senior Preferred Stock and to fix the fair value of their shares of Senior Preferred Stock.  If the Surviving Corporation fails to institute such proceeding within such 20-day period, any dissenting holder of shares of Senior Preferred Stock may institute such proceeding for the same purpose not later than 30 days after the expiration of such 20-day period.  If such proceeding is not instituted within such 30-day period, all dissenters’ rights are lost unless the Supreme Court of the State of New York, for good cause shown, otherwise directs.

During each proceeding, the court will determine whether each dissenting holder of shares of Senior Preferred Stock who has not agreed to an offer by Alteva is entitled to receive payment for his or her shares and, if so, will fix the value of such shares, which shall be the fair value as of the close of business on the day prior to the date the Shareholders voted to approve the Merger and adopt the Merger Agreement, taking into consideration the nature of the transaction giving rise to the right of the dissenting holder of shares of Senior Preferred Stock to receive payment for his or her shares of Senior Preferred Stock and its effect on the Surviving Corporation and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining the fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors.  The court shall determine the fair value of the shares of Senior Preferred Stock without a jury and without referral to an appraiser or referee.  The court will also award interest on such amount to be paid from the date of the completion of the Merger to the date of payment unless the court finds that the refusal by a dissenting holder of Senior Preferred Stock to accept the Surviving Corporation’s offer of payment was arbitrary, vexatious or otherwise not in good faith.  Each party to such proceeding will bear his, her or its respective costs and expenses unless the court finds the refusal by any such dissenting holders to accept the Surviving Corporation’s offer of payment was arbitrary, vexatious or otherwise not in good faith, in which case the court, in its discretion, may apportion and assess Alteva’s costs against any or all such dissenting holders.  The court, in its discretion, may also apportion or assess any part of the costs of dissenting holders of Senior Preferred Stock against the Surviving Corporation if it finds that the fair value of the dissenting holders’ shares of Senior Preferred Stock as determined materially exceeds the amount which the Surviving Corporation offered to pay, or that no offer or advance payment was made by the Surviving Corporation, or that the Surviving Corporation failed to institute such special proceeding within the specified period, or that the actions of the Surviving Corporation in complying with its obligations under Section 623 of the NYBCL were arbitrary, vexatious or otherwise not in good faith.  Within 60 days following the final determination of the applicable proceeding, the Surviving Corporation shall pay to each dissenting holder of shares of Senior Preferred Stock the amount found to be due him or her upon the surrender by such holder of all certificates representing dissenting shares.

The enforcement by a holder of shares of Senior Preferred Stock of his or her right to receive payment for shares in accordance with Section 623 of the NYBCL excludes the enforcement by such holder of Senior Preferred Stock of any other right to which he or she might otherwise be entitled by virtue of his or her ownership of shares (unless the holder of Senior Preferred Stock timely withdraws his or her notice of election or the Merger is abandoned), except that the holder of Senior Preferred Stock will retain the right to bring or maintain an appropriate action to obtain relief on the grounds that the Merger will be or is unlawful or fraudulent as to him or her.  A notice of election by a holder of Senior Preferred Stock may be withdrawn at any time prior to his or her acceptance in writing of an offer to purchase his or her dissenting shares of Senior Preferred Stock by Alteva, but no withdrawal may be made later than 60 days from the completion of the Merger (unless Alteva failed to make a timely offer) without the consent of Alteva.

In view of the complexity of Sections 623 and 910 of the NYBCL, holders of Senior Preferred Stock who may wish to dissent from the Merger and pursue dissenters’ rights should consult their legal advisors.

Accounting Treatment

The Merger will be accounted for as a “purchase transaction” for financial accounting purposes.

Material U.S. Federal Income Tax Consequences of the Merger to Holders

The following discussion is a summary of material U.S. federal income tax consequences of the Merger that may be relevant to U.S. Holders and Non-U.S. Holders (each as defined below) of Common Stock and Senior Preferred Stock whose shares are converted into the right to receive the Common Stock Merger Consideration and the Senior Preferred Stock Merger Consideration, respectively, pursuant to the Merger.  This discussion is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code,” Treasury Regulations promulgated under the Code, court decisions, published positions of the Internal Revenue Service, which we refer to as the “IRS,” and other applicable authorities, all as in effect on the date of this proxy statement and all of which are subject to change or differing interpretations, possibly with retroactive effect.  This discussion is limited to holders of Common Stock and Senior Preferred Stock who hold their shares as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment purposes).

This discussion is for general information only and does not address all of the tax consequences that may be relevant to holders of Common Stock and Senior Preferred Stock in light of their particular circumstances.  For example, this discussion does not address:

•                  tax consequences that may be relevant to holders who may be subject to special treatment under U.S. federal income tax laws, such as financial institutions; tax-exempt organizations; S corporations or any other entities or arrangements treated as partnerships or pass-through entities for U.S. federal income tax purposes; insurance companies; mutual funds; dealers in stocks and securities; traders in securities that elect to use the mark-to-market method of accounting for their securities; regulated investment companies; real estate investment trusts; entities subject to the U.S. anti-inversion rules; or certain former citizens or long-term residents of the United States;

•                  tax consequences to holders of the Common Stock and Senior Preferred Stock as part of a hedging, constructive sale or conversion, straddle or other risk reduction transaction;

•                  tax consequences to holders that received their Common Stock or Senior Preferred Stock in a compensatory transaction;

•                  tax consequences to U.S. Holders whose “functional currency” is not the U.S. dollar;

•                  tax consequences to holders who hold the Common Stock and Senior Preferred Stock through a bank, financial institution or other entity, or a branch thereof, located, organized or resident outside the United States;

•                  tax consequences arising from the Medicare tax on net investment income;

•                  the U.S. federal estate, gift or alternative minimum tax consequences, if any; or

•                  any state, local or foreign tax consequences.

If a partnership (including an entity or arrangement, domestic or foreign, treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of Common Stock or Senior Preferred Stock, then the tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partner and the partnership.  Partnerships holding Common Stock or Senior Preferred Stock and partners therein should consult their tax advisors regarding the consequences of the Merger.

No ruling has been or will be obtained from the IRS regarding the U.S. federal income tax consequences of the Merger described below.  If the IRS contests a conclusion set forth herein, no assurance can be given that a holder would ultimately prevail in a final determination by a court.

THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY HOLDER.  A HOLDER SHOULD CONSULT ITS OWN TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGER IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES ARISING UNDER THE LAWS OF ANY STATE, LOCAL OR FOREIGN TAXING JURISDICTION.

U.S. Holders

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of Common Stock or Senior Preferred Stock that is for U.S. federal income tax purposes:

•                  an individual who is a citizen or resident of the United States;

•                  a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•                  an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•                  a trust (1) that is subject to the primary supervision of a court within the United States and the control of one or more United States persons as defined in section 7701(a)(30) of the Code; or (2) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person.

The receipt of the Common Stock Merger Consideration or the Senior Preferred Stock Merger Consideration, as applicable, by a U.S. Holder in exchange for Common Stock or Senior Preferred Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes.  In general, such U.S. Holder’s gain or loss will be equal to the difference, if any, between the amount of cash received and the U.S. Holder’s adjusted tax basis in the Common Stock or Senior Preferred Stock surrendered pursuant to the Merger.  A U.S. Holder’s adjusted tax basis generally will equal the amount that such U.S. Holder paid for the Common Stock or Senior Preferred Stock.  Gain or loss will be calculated separately for each block of Common Stock and Senior Preferred Stock converted in the Merger (generally, shares acquired at the same cost in a single transaction.)  Such gain or loss will be capital gain or loss and will be long-term capital gain or loss if such U.S. Holder’s holding period in such shares is more than one year at the Effective Time of the Merger.  A reduced tax rate will apply to long-term capital gain of a non-corporate U.S. Holder (including individuals).  The deductibility of capital losses is subject to limitations. A U.S. Holder who receives cash pursuant to the proper exercise of appraisal rights with respect to his or her Senior Preferred Stock should consult such holder’s own tax advisor regarding the tax implications of the Merger.

Non-U.S. Holders

For purposes of this discussion, the term “Non-U.S. Holder” means a beneficial owner of Common Stock or Senior Preferred Stock that is neither a U.S. Holder nor a partnership for U.S. federal income tax purposes.  Non-U.S. Holders should consult their own tax advisors to determine the U.S. federal, state, local and other tax consequences that may be relevant to them in light of their particular circumstances.  Any gain realized by a Non-U.S. Holder pursuant to the Merger generally will not be subject to U.S. federal income tax unless:

•                  the gain is effectively connected with a trade or business of such Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by such Non-U.S. Holder in the United States), in which case such gain generally will be subject to U.S. federal income tax at rates generally applicable to U.S. persons, and, if the Non-U.S. Holder is a corporation, such gain may also be subject to the branch profits tax at a rate of 30% (or a lower rate under an applicable income tax treaty);

•                  such Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of that disposition, and certain other specified conditions are met, in which case such gain will be subject to U.S. federal income tax at a rate of 30% (or a lower rate under an applicable income tax treaty); or

•                  Alteva is or has been a “United States real property holding corporation” as such term is defined in Section 897(c) of the Code, which we refer to as a “USRPHC,” at any time within the shorter of the five-year period preceding the Merger or such Non-U.S. Holder’s holding period with respect to the applicable Common Stock or Senior Preferred Stock, which we refer to as the “relevant period,” and, if shares of such Common Stock or Senior Preferred Stock are regularly traded on an established securities market (within the meaning of Section 897(c)(3) of the Code), such Non-U.S. Holder owns directly or is deemed to own pursuant to attribution rules more than 5% of a class of Common Stock or Senior Preferred Stock at any time during the relevant period, in which case such gain will be subject to U.S. federal income tax at rates generally applicable to U.S. persons (as described in the first bullet point above), except that the branch profits tax will not apply.  We believe that we are not, and have not been, a USRPHC at any time during the five-year period preceding the Merger.

Information Reporting and Backup Withholding

Information reporting and backup withholding (currently at a rate of 28%) may apply to the proceeds received by a holder pursuant to the Merger.  Backup withholding generally will not apply to (1) a U.S. Holder that furnishes a correct taxpayer identification number and certifies that such holder is not subject to backup withholding on IRS Form W-9 (or a substitute or successor form) or (2) a Non-U.S. Holder that (i) provides a certification of such holder’s foreign status on the appropriate series of IRS Form W-8 (or a substitute or successor form) or (ii) otherwise establishes an exemption from backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against the holder’s U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.

Regulatory Approvals Required for the Merger

General

Alteva and Parent have agreed to use their reasonable best efforts to comply with all regulatory notification requirements and obtain all regulatory approvals required to consummate the Merger and the other transactions contemplated by the Merger Agreement.  These approvals include notices and approvals from the Federal Communications Commission  and the following  state authorities: the New York Public Service Commission, New Jersey Board of Public Utilities, Colorado Public Utilities Commission, Georgia Public Service Commission, Nebraska Public Service Commission, Pennsylvania Public Utility Commission, and Massachusetts Department of Telecommunications and Cable.

Other Regulatory Approvals

One or more governmental agencies may impose a condition, restriction, qualification, requirement or limitation when it grants the necessary approvals and consents.  Third parties may also seek to intervene in the regulatory process or litigate to enjoin or overturn regulatory approvals, any of which actions could significantly impede or even preclude obtaining required regulatory approvals.  There is currently no way to predict how long it will take to obtain all of the required regulatory approvals or whether such approvals will ultimately be obtained and there may be a substantial period of time between the approval by Shareholders and the completion of the Merger.

Although we expect that all required regulatory clearances and approvals will be obtained, we cannot assure you that these regulatory clearances and approvals will be timely obtained, obtained at all or that the granting of these regulatory clearances and approvals will not impose further actions on Parent, Merger Sub or Alteva.  These conditions or changes could result in the conditions to the Merger not being satisfied.

PROPOSAL 1:  ADOPTION OF THE MERGER AGREEMENT

The following summary describes the material provisions of the Merger Agreement. The descriptions of the Merger Agreement in this summary and elsewhere in this proxy statement are not complete and are qualified in their entirety by reference to the Merger Agreement, a copy of which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. We encourage you to read the Merger Agreement carefully and in its entirety because this summary may not contain all the information about the Merger Agreement that is important to you. The rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this proxy statement.

The representations, warranties, covenants and agreements described below and included in the Merger Agreement (1) were made only for purposes of the Merger Agreement and as of specific dates; (2) were made solely for the benefit of the parties to the Merger Agreement; and (3) may be subject to important qualifications, limitations and supplemental information agreed to by Alteva, Parent and Merger Sub in connection with negotiating the terms of the Merger Agreement, including confidential disclosure letters provided in connection with signing the Merger Agreement. These confidential disclosure letters contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement.  Moreover, certain representations and warranties in the Merger Agreement may be subject to a standard of materiality provided for in the Merger Agreement and have been used for the purpose of allocating risk among the parties, rather than establishing matters of fact.  Shareholders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of Alteva, Parent or Merger Sub or any of their respective affiliates or businesses.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Alteva’s public disclosures. The Merger Agreement is described below, and included as Annex A, only to provide you with information regarding its terms and conditions, and not to provide any other factual information regarding Alteva, Parent, Merger Sub or their respective businesses. Accordingly, the representations, warranties, covenants and other agreements in the Merger Agreement should not be read alone, and you should read the information provided elsewhere in this document and in Alteva’s filings with the SEC regarding Alteva and its business.

Effects of the Merger; Directors and Officers; Certificate of Incorporation; Bylaws

Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into Alteva, with Alteva continuing as the Surviving Corporation and succeeding to and assuming all the rights and obligations of Merger Sub in accordance with the NYBCL.  If the Merger is completed, Alteva will become a wholly owned subsidiary of Parent, and the Common Stock will no longer be publicly traded and will be delisted from the NYSE MKT.  From and after the Effective Time, the Surviving Corporation will possess all properties, rights, privileges, powers and franchises of Alteva and Merger Sub, and all of the debts, liabilities and duties of Alteva and Merger Sub will become the debts, liabilities and duties of the Surviving Corporation.

The parties will take all necessary action to ensure that, effective as of, and immediately following, the Effective Time, the board of directors of the Surviving Corporation will consist of the directors of Merger Sub at the Effective Time, to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until the earlier of their death, resignation or removal or until their respective successors are duly elected or appointed and qualified in accordance with applicable law.  From and after the Effective Time, the officers of Merger Sub at the Effective Time of the Merger will be the officers of the Surviving Corporation, until their successors are duly appointed and qualified under applicable law.  The certificate of incorporation and bylaws of the Surviving Corporation, in each instance, in effect immediately prior to the Effective Time, shall be amended and restated at the Effective Time to conform to the certificate of incorporation and bylaws of Merger Sub as in effect immediately prior to the Effective Time, and, as so amended and restated, the amended and restated certificate of incorporation shall be the amended and restated certificate of incorporation of the Surviving Corporation, and the amended and restated bylaws shall be the amended and restated bylaws of the Surviving Corporation.

In addition, the Common Stock will be deregistered under the Exchange Act, and Alteva will no longer file periodic reports with the SEC.  If the Merger is completed, you will not own any shares of the capital stock of the Surviving Corporation.

Closing and Effective Time of the Merger

The closing of the Merger will take place at 10:00 a.m., Eastern Time, on a date to be specified by Alteva and Parent, which shall be no later than the second (2nd) business day after satisfaction or waiver of all conditions to closing the Merger (described below under the caption “ —Conditions to the Closing of the Merger”) (other than those conditions to be satisfied at the closing of the Merger) or such other time agreed to in writing by Alteva and Parent.  The Effective Time of the Merger will occur upon the filing of a certificate of merger with the New York Department of State in such form as is required by, and executed in accordance with, the relevant provisions of the NYBCL.

Merger Consideration

Common Stock and Senior Preferred Stock

At the Effective Time, (i) each issued and outstanding share of Common Stock, other than certain excluded shares, will be converted automatically into the right to receive the Common Stock Merger Consideration, and (ii) each issued and outstanding share of Senior Preferred Stock, other than shares of Senior Preferred Stock that constitute Dissenting Shares (as defined herein)  will be converted automatically into the right to receive the Senior Preferred Stock Merger Consideration.

Pursuant to Section 910 of the NYBCL, holders of the Common Stock will not be entitled to appraisal rights because the shares of Common Stock were listed on the NYSE MKT on the Record Date.  Section 910 of the NYBCL provides that a dissenting shareholder’s right to receive payment of the fair value of his, her or its shares under Section 623 of the NYBCL is not available to a holder of shares of any class or series of stock, which shares or depository receipts in respect thereof were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, at the Record Date fixed to determine the shareholders entitled to receive notice of the meeting of Shareholders to vote upon the Merger Agreement.  However, holders of the Senior Preferred Stock may exercise appraisal rights under the NYBCL. (See “—Appraisal Rights” herein.)

Outstanding Equity Awards and Restricted Stock Unit Awards

The Merger Agreement provides that, immediately prior to the Effective Time, any Alteva restricted stock will become fully vested and free of restrictions, and will be automatically converted into the right to receive the Common Stock Merger Consideration. Any Alteva stock options outstanding immediately prior to the Effective Time will automatically become vested and exercisable and will be converted into the right to receive the Common Stock Merger Consideration, less the exercise price per share of the applicable options. All the outstanding Company stock options have an exercise price in excess of the Common Stock Merger Consideration.

Exchange and Payment Procedures

Prior to the closing of the Merger, Parent will designate a bank or trust company reasonably satisfactory to Alteva (the “Paying Agent”) to make payments of the Merger Consideration to Shareholders. At or prior to the Effective Time, Parent will deposit or cause to be deposited with the Paying Agent cash sufficient to pay the aggregate Merger Consideration to Shareholders.

Promptly following the Effective Time (and in any event within two business days), the Surviving Corporation shall cause the Paying Agent to send to each holder of record of shares of Senior Preferred Stock and Common Stock a letter of transmittal and instructions advising them how to surrender stock certificates and book-entry shares in exchange for the applicable portion of the per share Merger Consideration.  Upon receipt of (a) surrendered certificates (or affidavits of loss in lieu thereof) or book-entry shares for cancellation to the Paying Agent and (b) a signed letter of transmittal and such other documents as may be required pursuant to such instructions, the holder of such shares will be entitled to receive the applicable portion of the per share Merger Consideration in exchange therefor, without interest.  The amount of any applicable per share Merger Consideration paid to the shareholders may be reduced by any applicable withholding taxes.  Until surrendered as contemplated by the Merger Agreement, each stock certificate or book-entry share as applicable, (other than stock certificates or book-entry shares, as applicable, representing shares of Senior Preferred Stock or Common Stock that constitute either Cancelled Shares (as defined in the Merger Agreement) or Dissenting Shares, as applicable), shall be deemed, at any time after the Effective Time, to represent only the right to receive upon such surrender the Merger Consideration, without interest, into which the shares of Senior Preferred Stock or Common Stock theretofore represented by such stock certificate or book-entry shares, as applicable, shall have been converted pursuant to the Merger Agreement.

If any cash deposited with the Paying Agent is not claimed within one year following the Effective Time of the Merger, such cash will be returned to the Surviving Corporation, upon demand, and any holder of a stock certificate or book-entry shares, as applicable, who has not complied with the exchange procedures in the Merger Agreement will thereafter look only to the Surviving Corporation as general creditor for payment of the per share Merger Consideration (subject to applicable abandoned property, escheat or other similar laws). Any portion of the funds made available to the Paying Agent pursuant to the Merger Agreement that remains unclaimed by holders of stock certificates or book-entry shares, as applicable, on the date that is immediately prior to such time as such amounts would otherwise escheat to or become property of any governmental entity shall, to the extent permitted by law, become the property of the Surviving Corporation, free and clear of all claims or interests of any person previously entitled thereto.  The letter of transmittal circulated by the Paying Agent will include instructions if a Shareholder has lost a share certificate or if such certificate has been stolen or destroyed.  In the event any certificates have been lost, stolen or destroyed, then before such Shareholder will be entitled to receive the Merger Consideration, such Shareholder will have to make an affidavit of the loss, theft or destruction, and if required by the Surviving Corporation, deliver a bond in such amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such certificate.

Representations and Warranties

The Merger Agreement contains representations and warranties of Alteva, Parent and Merger Sub.  Some of the representations and warranties in the Merger Agreement made by Alteva are qualified as to “materiality” or “Material Adverse Effect.”  For the purposes of the Merger Agreement, with respect to Alteva, the term “Material Adverse Effect” means any condition, circumstance, change, effect, event or occurrence, that, individually or in the aggregate, (i) has had or would reasonably be expected to have, a material adverse effect on the assets, properties, liabilities, business, results of operations or financial condition of Alteva and its subsidiaries taken as a whole, or (ii) would reasonably be expected to prevent, materially delay or materially impair Alteva’s ability to consummate the Merger or the other transactions contemplated therein, other than in the case of clause (i) of this definition conditions, circumstances, changes, effects, events or occurrences to the extent (A) generally affecting (I) the industry in which Alteva and its subsidiaries operate (the “Industry”), provided that such conditions, circumstances, changes, effects, events or occurrences do not affect Alteva and its subsidiaries, in a disproportionate manner as compared to other participants in the Industry, (II) general economic, credit or financial or capital markets conditions in the United States or elsewhere in the world, provided that such conditions, circumstances, changes, effects, events or occurrences do not affect Alteva and its subsidiaries in a disproportionate manner as compared to other participants in the Industry, or (B) arising out of, resulting from or attributable to (I) changes in law or in GAAP, provided that such conditions, circumstances, changes, effects, events or occurrences do not affect Alteva and its subsidiaries in a disproportionate manner as compared to other participants in the Industry, (II) the announcement or pendency of the Merger Agreement, (III) acts of war, sabotage, hostilities or terrorism, or any escalation or worsening of any such acts of war, sabotage, hostilities or terrorism threatened or underway as of the date of the Merger Agreement that do not disproportionately affect Alteva and its subsidiaries in a disproportionate manner as compared to other participants in the Industry, (IV) earthquakes, hurricanes, tornados or other natural disasters that do not disproportionately affect Alteva and its subsidiaries in a disproportionate manner as compared to other participants in the Industry, (V) any action taken, or omissions, by Alteva or any Alteva subsidiary that is specifically required by the Merger Agreement or is taken or omitted with Parent’s written consent or at Parent’s written request, or (VI) any failure to meet any analysts or internal or public projections, forecasts or estimates of revenue or earnings in and of itself (it being understood that the facts or occurrences giving rise or contributing to such failure that are not otherwise excluded from the definition of a Material Adverse Effect may be taken into account in determining whether there has been, is, or would be a Material Adverse Effect).

In the Merger Agreement, Alteva has made customary representations and warranties to Parent and Merger Sub that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:

•                  due organization, valid existence, good standing and authority and qualification to conduct business with respect to Alteva and its subsidiaries;

•                  the capital structure of Alteva as well as the ownership and capital structure of its subsidiaries;

•                  Alteva’s corporate power and authority to enter into and perform the Merger Agreement, the enforceability of the Merger Agreement and the absence of conflicts with laws, Alteva’s organizational documents and Alteva’s contracts;

•                  required consents, approvals and regulatory filings in connection with the Merger Agreement and performance thereof;

•                  the accuracy of Alteva’s filings and financial statements filed with the SEC;

•                  Alteva’s internal controls and procedures;

•                  Alteva’s disclosure controls and procedures;

•                  absence of any “off balance sheet arrangements” or “extensions of credit;”

•                  the conduct of the business of Alteva and its subsidiaries in the ordinary course and the absence, since December 31, 2014, of (a) any event, change or occurrence that would reasonably be expected to result in a Material Adverse Effect, (b) any action or event that would be prohibited by certain sections of the Merger Agreement, or (c) any amendment to the certificate of incorporation or bylaws of Alteva or any subsidiary;

•                  litigation matters;

•                  the existence and enforceability of specified categories of Alteva’s material contracts, and any notices with respect to termination or intent not to renew those material contracts;

•                  Alteva’s compliance with laws and possession of necessary permits;

•                  environmental matters;

•                  labor relations;

•                  compliance with ERISA;

•                  tax matters;

•                  real property owned or leased by Alteva and its subsidiaries;

•                  trademarks, patents, copyrights and other intellectual property matters;

•                  payment of fees to brokers in connection with the Merger;

•                  the receipt of an opinion from the Company’s financial advisor;

•                  the inapplicability of anti-takeover statutes to the Merger;

•                  the necessary vote of Shareholders in connection with the Merger Agreement;

•                  absence of any agreements, arrangements or understandings between Alteva or any of its subsidiaries and any affiliate of Alteva or its subsidiaries;

•                  insurance matters;

•                  relationships with certain large customers; and

•                  absence of other representations and warranties by Alteva.

In the Merger Agreement, Parent and Merger Sub have jointly and severally made customary representations and warranties to Alteva that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement.  These representations and warranties relate to, among other things:

•                  due organization, valid existence, good standing, corporate power and authority to conduct business with respect to Parent and Merger Sub;

•                  Parent’s and Merger Sub’s corporate power and authority to enter into and perform the Merger Agreement, the enforceability of the Merger Agreement and the absence of conflicts with laws, Parent and Merger Sub’s organizational documents and Parent and Merger Sub’s contracts;

•                  required consents and regulatory filings in connection with the Merger Agreement;

•                  ownership of capital stock of Merger Sub;

•                  Parent’s financing and sufficiency of funds;

•                  the financial ability of Parent and Merger Sub to pay the reverse termination fee to Alteva;

•                  the absence of ownership interests in Alteva;

•                  the absence of litigation, orders and investigations;

•                  other than the Voting Agreement, the absence of any other arrangements related to the Merger;

•                  payment of fees to brokers in connection with the Merger;

•                  the inapplicability of certain “interested shareholder” provisions of the NYBCL; and

•                  absence of other representation and warranties by Parent or Merger Sub.

The representations and warranties contained in the Merger Agreement will not survive the Effective Time.

Conduct of Business Pending the Merger

The Merger Agreement provides that, except as required by law, consented to by Parent (which consent shall not be unreasonably withheld, delayed or conditioned), or specifically contemplated, permitted or required by the Merger Agreement, during the period of time between the date of the signing of the Merger Agreement and the Effective Time of the Merger, Alteva will, and will cause each of its subsidiaries to carry on its business in the ordinary course consistent with past practice and use its commercially reasonable efforts to (i) preserve intact in all material respects its current business organization, goodwill, and ongoing businesses to the end that its goodwill and ongoing businesses shall be materially unimpaired at the Effective Time, (ii) deliver to Parent certain financial information and (iii) not incur certain expenses in excess of amounts set forth in the confidential Company disclosure letter.

In addition, Alteva has also agreed that, except as required by law or specifically contemplated, permitted or required by the Merger Agreement (including certain matters set forth in the confidential Company disclosure letter), during the period of time between the date of the signing of the Merger Agreement and the Effective Time of the Merger, Alteva will not, and will cause each of its subsidiaries not to, without Parent’s prior written consent (which consent shall not be unreasonably withheld, delayed or conditioned), among other things:

•                  declare, set aside or pay any dividend or other distribution, except with respect to the Senior Preferred Stock (in accordance with past practice) and any dividends or other distributions from a subsidiary to Alteva or another subsidiary;

•                  split, subdivide, combine or reclassify any of its capital stock or issue or authorize the issuance of any securities in respect of, in lieu of or in substitution for shares of its capital stock or other ownership interests (including any securities convertible into, exchangeable for or exercisable for shares of its capital stock or other ownership interests);

•                  purchase, redeem or otherwise acquire, or offer to purchase, redeem or otherwise acquire, any shares of its capital stock or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities, except for purchases, redemptions or other acquisitions of capital stock or other securities required under the terms of any plans, arrangements or contracts existing on the date of the Merger Agreement between Alteva or any of its subsidiaries and any director, employee or former employee of Alteva or any of its subsidiaries or in connection with the exercise of Company stock options or the vesting of Company restricted stock;

•                  issue, deliver, sell, grant, pledge or otherwise encumber or subject to any lien any shares of capital stock or other ownership interests, any other voting securities or any securities convertible into, exchangeable for, exercisable for, or any rights, warrants or options to acquire, any such shares, ownership interests, voting securities or convertible securities, or any “phantom” stock, “phantom” stock rights, stock appreciation rights or stock based performance units, other than upon the exercise of Company stock options outstanding on the date of the Merger Agreement in accordance with their terms on the date of the Merger Agreement;

•                  amend the certificate of incorporation or the bylaws of Alteva or other comparable charter or organizational documents of Alteva or any of its subsidiaries;

•                  make any acquisition (including by merger, consolidation, stock acquisition or otherwise) of the capital stock or all or substantially all of the assets of any other person;

•                  adopt a plan or agreement of complete or partial liquidation or dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of Alteva or any of its subsidiaries;

•                  except in limited circumstances, guarantee any indebtedness of a third party, enter into any contract with respect to indebtedness, issue or sell debt securities, make any loans, advances or capital contributions, mortgage, pledge or otherwise encumber any assets, or suffer any lien thereupon or enter into any contract having the economic effect of any of the foregoing;

•                  except in limited circumstances, sell, transfer, lease (as lessor), license, mortgage, sell and leaseback or otherwise encumber or subject to any lien or otherwise dispose of any of its properties or other assets (including the capital stock or other equity interests in any subsidiary) or any interests therein (including securitizations);

•                  except in limited circumstances, pay, discharge, settle or satisfy any suit, action or claim;

•                  amend or modify in any material respect or terminate any material contract or, except in limited circumstances, enter into any new material contract; provided, that in certain situations, this restriction would not apply to Alteva’s ability to amend, modify or terminate customer contracts, channel partner contracts, wholesale contracts or other similar arrangements to which Alteva or any of its subsidiaries are or may become parties;

•                  except in limited circumstances, (a) adopt, enter into, terminate or materially amend (i) any existing employee benefit plan or (ii) any other agreement, plan or policy involving Alteva or any of its subsidiaries and one or more of their respective current or former employees or members of the Board of Directors, (b) increase the compensation, bonus or fringe or other benefits offered by Alteva or its subsidiaries other than accruals of benefits in the ordinary course of business consistent with past practice,

(c) grant any entitlement to severance or termination pay or termination benefits or increase in any manner the severance or termination pay or termination benefits of any current or former member of the Board of Directors or employee of Alteva or any subsidiary, (d) grant any awards under any bonus, incentive, performance or other compensation plan or arrangement (e) amend or modify any Company stock option, (f) take any action to accelerate the vesting or payment of any compensation or benefit under any existing employee benefit plans or (g) loan or advance any money or other property (other than reimbursement of reimbursable expenses or any advances of such expenses pursuant to Alteva credit cards or otherwise in the ordinary course of business consistent with past practice) to any current or former member of the Board of Directors or employee of Alteva or any subsidiary;

•                  enter into any agreement or engage in any transaction with certain related parties;

•                  elect to be subject to any state takeover, “control-share” or other similar statute or regulation with respect to the Merger Agreement, Alteva or the Merger or the other transactions contemplated by the Merger Agreement;

•                  make any material change in any financial accounting methods, principles or practices, in each case, except for any such change required by a change in GAAP or applicable law;

•                  except in limited circumstances, (a) settle or compromise any tax claim, audit or assessment, (b) make or change any material tax election, change any annual tax accounting period, adopt or change any method of tax accounting, (c) amend any material tax returns or file claims for material tax refunds, or (d) enter into any material closing agreement, surrender in writing any right to claim a material tax refund, offset or other reduction in tax liability or consent to any extension or waiver of the limitation period applicable to any material tax claim or assessment relating to Alteva or its subsidiaries;

•                  enter into any agreement, agreement in principle, letter of intent, memorandum of understanding or similar contract with respect to any joint venture, strategic partnership or alliance;

•                  enter into any collective bargaining agreement or other agreement with a labor union, works council or similar organization or amend any such existing agreement;

•                  enter into any new line of business;

•                  except in limited circumstances, abandon, encumber, convey title (in whole or in part), exclusively license or grant any right or other licenses to Alteva’s intellectual property;

•                  except in limited circumstances, make any capital expenditures;

•                  make any material change in the customs and practices with respect to the collection of receivables, payment of payables or extension of credit to customers;

•                  materially reduce the amount of any insurance coverage provided by existing insurance policies or otherwise amend or cancel any such policies;

•                  enter into any contract containing “change in control” or similar provisions that would be triggered, in whole or in part, by the Merger;

•                  except in limited circumstances, hire any employees or independent contractors;

•                  except in limited circumstances, engage service providers with respect to the transactions contemplated by the Merger Agreement;

•                  commence any litigation or binding dispute resolution process, subject to certain limitations; or

•                  authorize, agree or commit to take any of the foregoing actions.

No Solicitation of Other Offers

On the date of the Merger Agreement, Alteva, on its behalf and on behalf of its subsidiaries, agreed to direct its directors, officers, employees, investment bankers, financial advisors, attorneys, accountants and other representatives (“Representatives”) to immediately cease and terminate all activities, discussions and negotiations with any person or parties that were ongoing regarding a Takeover Proposal (as defined below), and to deliver to each such person a statement that Alteva was ending all discussions and negotiations with respect to any Takeover Proposal.  Alteva also agreed to request each recipient of the letter to promptly return or destroy all confidential information concerning Alteva and its subsidiaries.

From the date of the Merger Agreement until the Effective Time or, if earlier, the date of termination of the Merger Agreement, Alteva has agreed, and to cause its subsidiaries and their respective Representatives, not to directly or indirectly (a) solicit, initiate or knowingly encourage or take any action to facilitate any inquiries or the making of any proposal or offer that constitutes, or may reasonably be likely to lead to, any Takeover Proposal, (b) provide any non-public information, or afford access to the properties, books, records, or personnel of Alteva or any of its subsidiaries to, or assist, participate in, facilitate or knowingly encourage any effort by, any person that Alteva, its subsidiaries, or any of its or its subsidiaries’ respective Representatives has reason to believe is considering making, or has made, any Takeover Proposal, (c) enter into or maintain or continue discussions or negotiate with any person in furtherance of such inquiries or to obtain a Takeover Proposal or otherwise in connection with any Takeover Proposal, (d) approve, endorse, recommend, or execute or enter into any letter of intent, agreement in principle, merger agreement, acquisition agreement or other similar agreement relating to a Takeover Proposal (other than an acceptable confidentiality agreement entered into pursuant to the terms of the Merger Agreement) (an “Acquisition Agreement”) or any proposal or offer that could reasonably be expected to lead to a Takeover Proposal, (e) take any action to exempt any person from, or make any acquisition of securities of Alteva by any person not subject to, any state takeover statute or similar statute or regulation that applies to Alteva with respect to a Takeover Proposal or otherwise, except for Parent, Merger Sub or any of their respective subsidiaries, or the transactions contemplated by the Merger Agreement, or (f) resolve or agree to do any of the foregoing or otherwise authorize any of its Representatives to take any such action.

Notwithstanding the restrictions described above, prior to the adoption of the Merger Agreement by the Shareholders, if Alteva or any of its Representatives receive an unsolicited written, bona fide Takeover Proposal that is made (and not withdrawn) by a third-party, which Takeover Proposal did not result from a breach of the Merger Agreement, and (x) the Board of Directors determine in good faith, after consultation with outside legal counsel and Alteva’s financial advisor, that such Takeover Proposal constitutes or would reasonably be expected to result in a Superior Proposal (as defined below), and (y) the Board of Directors determines in good faith (after consultation with its legal advisors) that failure to take such action would be reasonably likely to violate the directors’ fiduciary duties under applicable law, then Alteva and its Representatives may: (i) enter into a customary confidentiality agreement with provisions relating to confidentiality and standstill arrangements that are no less favorable to Alteva than the provisions of the original confidentiality agreement with Parent (as amended from time to time) an “Acceptable Confidentiality Agreement”) and (ii) thereafter, subject to the terms of such Acceptable Confidentiality Agreement, (x) furnish non-public information or data relating to Alteva or any of its subsidiaries to such third-party (provided that Alteva shall promptly provide to Parent any material non-public information or data concerning Alteva or any of its subsidiaries that is provided to any person given such access that was not previously provided to Parent or its Representatives), (y) afford access to the properties, books, records or personnel of Alteva or its subsidiaries and (z) participate in negotiations or discussions with such third-party regarding such Takeover Proposal.

Alteva is required to promptly notify Parent in writing (but in no event later than twenty-four (24) hours) after receipt by Alteva, its subsidiaries, or any of their respective Representatives of any Takeover Proposal, any inquiry that could reasonably be expected to lead to a Takeover Proposal, any request for material non-public information relating to Alteva or any of its subsidiaries or for access to the business, properties, assets, books or records of Alteva or any of its subsidiaries by any third party. In such notice, Alteva is required to identify the third party making, and details of the material terms and conditions of, any such Takeover Proposal, indication or request. Alteva is required to keep Parent reasonably informed, on a prompt basis, of the status of any such Takeover Proposal, inquiry or request (including the material terms and conditions thereof and any modifications thereto), and provide promptly to Parent any material non-public information concerning Alteva’s business, present or future performance, financial condition or results of operations, provided to any third party that has not been previously provided to Parent.

Neither the Board of Directors nor any committee thereof shall (i)(A) fail to make, amend, change, qualify, withhold, withdraw or modify, or publicly propose to amend, change, qualify, withhold, withdraw or modify, in a manner adverse to Parent or Merger Sub, the recommendation of the Board of Directors to submit the Merger Agreement to the Shareholders for their adoption (the “Company Recommendation”), or (B) adopt, approve, endorse or recommend, or publicly propose to adopt, approve, endorse or recommend to the Shareholders any Takeover Proposal or Superior Proposal, (ii) fail to recommend against acceptance of any tender or exchange offer for the Common Stock within seven (7) business days after commencement of such offer, (iii) make any public statement inconsistent with the Company Recommendation, (iv) at any time after the receipt or public announcement of a Takeover Proposal, fail to reaffirm the Company Recommendation within seven (7) business days after receipt of any written request from Parent to do so (actions described in clauses (i)-(iv) being referred to as a “Company Adverse Recommendation Change”), (v) authorize, cause or permit Alteva or any of its subsidiaries or any of their respective Representatives to enter into any Acquisition Agreement, or (vi) resolve to do any of the foregoing.

Prior to adoption of the Merger Agreement, but not after, the Board of Directors may make a Company Adverse Recommendation Change or cause Alteva to (or permit any subsidiary to) enter into an Acquisition Agreement with respect to an unsolicited written, bona fide Takeover Proposal made after the date hereof, only if the Board of Directors has determined in good faith, (i) after consultation with its outside legal counsel, that failure to take such action would be reasonably likely to violate the fiduciary duties of the Board of Directors under applicable law, and (ii) after consultation with Alteva’s outside legal counsel and financial advisor, that such Takeover Proposal constitutes a Superior Proposal; provided, however, that prior to taking such action (A) Alteva (directly or indirectly through its subsidiaries and each of their respective Representatives) shall have complied with their obligations under Section 4.02 of the Merger Agreement, with respect to such Takeover Proposal (except for any immaterial noncompliance), (B) Alteva has given Parent at least five (5) calendar days’ (the “Notice Period”) prior written notice of its intention to take such action (which notice shall include a complete copy of the Superior Proposal, a complete copy of the relevant proposed transaction agreements and a complete copy of any financing commitments relating thereto, including any schedules and exhibits to the foregoing, in each case, to the extent in Alteva’s or any of its Representative’s possession), (C) Alteva and its subsidiaries shall negotiate, and shall cause their respective Representatives to negotiate, in good faith with Parent during such Notice Period, to the extent Parent wishes to negotiate, in order to enable Parent to propose revisions to the terms of the Merger Agreement and any other agreements relating to the transactions contemplated by the Merger Agreement such that the Takeover Proposal would no longer constitute a Superior Proposal, (D) following the end of such Notice Period, the Board of Directors shall have considered in good faith any proposed revisions to the Merger Agreement and any other agreements relating to the transactions contemplated by the Merger Agreement proposed in writing by Parent, and shall have determined that the Takeover Proposal would continue to constitute a Superior Proposal if such revisions were to be given effect, and (E) in the event that, after the commencement of the Notice Period, there is any material change to the terms of such Takeover Proposal, Alteva shall deliver to Parent an additional notice consistent with that described in clause (B) above, and the Notice Period shall be extended, if applicable, in order to ensure that at least three (3) calendar days remains in the Notice Period subsequent to the time that Alteva notifies Parent of any such material revision (it being understood that there may be multiple extensions). During the Notice Period, Parent shall have the right to make a presentation to the Board of Directors.  Any purported termination of the Merger Agreement pursuant to Section 4.02(g) of the Merger Agreement shall be void and of no force and effect unless the termination is in accordance with Section 7.01(d)(ii) of the Merger Agreement and Alteva pays Parent the applicable Termination Fee in accordance with Section 7.02 of the Merger Agreement.

Nothing contained in Section 4.02 of the Merger Agreement prohibits Alteva, after the receipt of written advice from outside legal counsel that failure to disclose such position would constitute a violation of applicable law, from (i) disclosing to its shareholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act, provided that any disclosure permitted under Section 4.02(h)(i) of the Merger Agreement that does not contain either an express rejection of any applicable Takeover Proposal or an express reaffirmation of the Company Recommendation shall be deemed a Company Adverse Recommendation Change, or (ii) making any “stop-look-and-listen” communication to the Shareholders pursuant to Section 14d-9(f) promulgated under the

Exchange Act (or any similar communications to the Shareholders) in which Alteva indicates that it has not changed the Company Recommendation.

For purposes of this proxy statement and the Merger Agreement:

“Takeover Proposal” means any inquiry, proposal, offer or indication of interest from any person (other than Parent and its subsidiaries) or “group”, within the meaning of Section 13(d) of the Exchange Act, relating to, in a single transaction or series of related transactions, any (A) direct or indirect sale, lease, exchange, transfer, license, acquisition or disposition of assets of Alteva or its subsidiaries equal to twenty percent (20%) or more of Alteva’s consolidated assets or to which twenty percent (20%) or more of Alteva’s net revenues on a consolidated basis are attributable, (B) direct or indirect acquisition of twenty percent (20%) or more (or, in the case of any person beneficially owning (for purposes of Section 13(d) of the Exchange Act) twenty percent (20%) or more of the outstanding shares of Common Stock as of the date of the Merger Agreement, any additional shares) of any class of outstanding voting or equity securities of Alteva or any of its subsidiaries, (C) tender offer or exchange offer that if consummated would result in any person beneficially owning twenty percent (20%) or more (or, in the case of any person beneficially owning (for purposes of Section 13(d) of the Exchange Act) twenty percent (20%) or more of the outstanding shares of Common Stock as of the date of the Merger Agreement, any additional shares) of any class of outstanding voting or equity securities of Alteva or any of its subsidiaries, (D) liquidation, dissolution (or the adoption of a plan of liquidation or dissolution), recapitalization, extraordinary dividend (whether in cash or other property) or other significant corporate reorganization of Alteva or any of its subsidiaries, the business of which constitutes twenty percent (20%) or more of the net revenues, net income or assets of Alteva and its subsidiaries, taken as a whole, (E) merger, consolidation, share exchange or other business combination involving Alteva and any third-party other than a subsidiary, or (F) any combination of the foregoing types of transactions if the sum of the percentage of consolidated assets or net revenues and Common Stock involved is twenty percent (20%) or more; in each case, other than the transaction;

“Superior Proposal” means an unsolicited written, bona fide Takeover Proposal, which, in the good faith determination of the Board of Directors after consultation with legal counsel and Alteva’s financial advisor, taking into consideration the various legal, financial, regulatory and other aspects of such Takeover Proposal (provided that, for purposes of this definition of “Superior Proposal” only, references to twenty percent (20%) in the definition of Takeover Proposal shall be deemed to be references to fifty (50%)) and the person or “group”, within the meaning of Section 13(d) of the Exchange Act, making such Takeover Proposal (including any required financing, shareholder approval requirements of the Person or group making the proposal, regulatory approvals, shareholder litigation, breakup fee and expense reimbursement provisions, expected timing and risk and likelihood of consummation, and, to the extent deemed appropriate by the Board of Directors, such other factors that may be considered in making such a determination under the NYBCL, including any revisions to the terms of the Merger Agreement proposed by Parent during the Notice Period) if consummated, would result in a transaction that is more favorable from a financial point of view to the shareholders of the Company than the transactions contemplated by the Merger Agreement, taking into account any revisions to the terms of the Merger Agreement and the Merger proposed by Parent during the Notice Period.

Other Covenants

Preparation of Proxy; Shareholder Meeting

No later than twenty-five (25) calendar days after the date of the Merger Agreement, Alteva and Parent are required to prepare, and Alteva is required to file with the SEC, the Proxy Statement.  Alteva is required to use its reasonable best efforts to respond as promptly as practicable to any comments of the SEC and its staff with respect thereto or the transactions contemplated by the Merger Agreement (whether written or oral) and to resolve such comments with the SEC and its staff and, to the extent permitted by applicable law, to commence mailing of the Proxy Statement to the Shareholders as promptly as practicable after responding to all such comments to the satisfaction of the SEC and its staff.  Alteva is required to notify Parent and its legal counsel upon the receipt of any such comments from the SEC or its staff or any request from the SEC or its staff for amendments or supplements to the Proxy Statement, and is required to provide Parent and its legal counsel with copies of all correspondence between Alteva and its Representatives, on the one hand, and the SEC and its staff, on the other hand.  Alteva has agreed to take all necessary action (in accordance with applicable law and Alteva’s organizational documents) to duly call, give notice of, convene and hold a meeting of the Shareholders for the purpose of voting upon the adoption of the Merger Agreement, and approval of the Merger. Shareholder approval is obtained at the meeting of the Shareholders if at least seventy percent (70%) of the outstanding shares of Common Stock vote in favor of adopting the Merger Agreement and approving the Merger.

Conditions to the Closing of the Merger

The respective obligation of each party to effect the Merger is subject to the satisfaction or (to the extent permitted by law) waiver on or prior to the Closing Date of the following conditions:

•                  the adoption of the Merger Agreement by the requisite affirmative vote of at least 70% of the shares of Common Stock outstanding; and

•                  the consummation of the Merger not being restrained, enjoined, rendered illegal or otherwise prohibited by any law or order of any governmental authority.

In addition, the obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction or waiver (where permitted by applicable law) of each of the following additional conditions:

•                  each of the representations and warranties of Alteva (other than the Fundamental Representations and the Capitalization Representations (as defined below)), shall be true and correct at and as of the date of the Merger Agreement and at and as of the Closing Date, as though made at and as of such time (except to the extent any such representation or warranty addresses matters only as of a particular date, which shall be true and correct at and as of that date), without regard to any materiality qualifications, except where the failure of such representations and warranties to be true and correct has not had and is not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect;

•                  each of the Fundamental Representations (as defined below) shall be true and correct in all respects at and as of the date of the Merger Agreement and at and as of the Closing Date, as if made at and as of such time (except to the extent any such Fundamental Representation addresses matters only as of a particular date, which shall be true and correct at and as of that date);

•                  each of the Capitalization Representations (as defined below) shall be true and correct in all respects at and as of the date of the Merger Agreement and at and as of the Closing Date, as if made as of the Closing Date (regardless of whether any such Capitalization Representation addresses matters only as of a particular date), except for certain de minimis inaccuracies and instances where inaccuracies would result in a decrease in the aggregate Merger Consideration;

•                  Alteva shall have performed and complied in all material respects with all covenants, obligations and agreement required to be performed or complied with by Alteva under the Merger Agreement prior to the Closing Date;

•                  the absence of any Material Adverse Effect or any changes, events or circumstances which, individually or in the aggregate, have had or would reasonably be expected to have, a Material Adverse Effect;

•                  Parent shall have received a certificate signed on behalf of Alteva by an executive officer of Alteva that the conditions set forth in the preceding bullets have been satisfied and to the effect that the Shareholder approval has been obtained; and

•                  certain regulatory approvals have been obtained and Parent shall have received certain regulatory statements and an executed payoff letter with respect to Alteva’s indebtedness.

As used in the Merger Agreement the term “Fundamental Representations” means the representations and warranties relating to (a) Organization, Standing and Corporate Power, (b) Authority, (c) Absence of Changes, (d) Financial Advisors, (e) Opinion of Financial Advisor, (f) Takeover Statutes and (g) Vote Required and the term

“Capitalization Representations” means certain of Alteva’s representations and warranties regarding its capital structure.

In addition, the obligation of Alteva to consummate the Merger is subject to the satisfaction or (where permitted by applicable law) waiver by Alteva on or prior to the Closing Date of the following conditions:

•                  each of the representations and warranties of Parent and Merger Sub being true and correct at and as of the Closing Date as though made on and as of the Closing Date (except to the extent any such representation or warranty is made as of a time other than the Closing Date, such representation or warranty need only be true and correct at and as of such time), except where the failure of such representations and warranties to be true and correct (without giving effect to any materiality, Parent Material Adverse Effect (as defined below) or any similar qualification or limitation), individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect, and Alteva shall have received a certificate signed on behalf of Parent by an executive officer of Parent to such effect; and

•                  Parent and Merger Sub shall have performed and complied in all material respects with all of the covenants, obligations and agreements required to be performed or complied with by them under the Merger Agreement at or prior to the Closing Date, and Alteva shall have received a certificate signed on behalf of Parent by an executive officer of Parent to such effect.

As used in the Merger Agreement, “Parent Material Adverse Effect”  means any condition, circumstance, change, effect, event or occurrence that, individually or in the aggregate, would reasonably be expected to prevent, materially delay or materially impair Parent’s or Merger Sub’s ability to consummate the Merger and the other transactions contemplated in the Merger Agreement.

None of Alteva, Parent or Merger Sub may rely on the failure of any condition described above, as the case may be, to be satisfied if such failure was caused by such party’s breach, including such party’s failure to use the standard of efforts required from such party to consummate the Merger and the other transactions contemplated in the Merger Agreement.

Financing of the Merger

Parent provided us with a true and complete copy of each of the Equity Commitment Letter and the Debt Commitment Letter prior to executing the Merger Agreement and represented that such letters were in full force and effect and were a valid and binding obligation (subject to certain enforceability exceptions) on Parent and, to the knowledge of Parent, the other parties thereto.

Furthermore, after the date of the Merger Agreement until the Effective Time, Parent may not amend or otherwise modify (including any waiver by Parent of any provision or remedy) or replace, the Equity Commitment Letter or Debt Commitment Letter if, in the case of the Debt Commitment Letter such amendment, modification, waiver or replacement (x) reduces the amount of the Debt Financing (as defined in the Merger Agreement) (unless the amount committed under the Equity Commitment Letter is increased by a corresponding amount), (y) imposes new or additional conditions or otherwise expands, amends or modifies any of the conditions to the receipt of the Debt Financing in a manner that would reasonably be expected to (A) materially delay or prevent the Closing or (B) materially delay, prevent or otherwise make materially less likely to occur the funding of the Debt Financing (or satisfaction of the conditions to obtaining the Debt Financing) or (z) limits or waives the obligations of any other party under the Debt Commitment Letter. Parent has agreed to use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to arrange and obtain the Debt Financing on the terms described in the Debt Commitment Letter, and to seek alternative financing if the Debt Financing under the Debt Commitment Letter becomes unavailable.

Parent’s receipt of financing is not a condition to the consummation of the Merger. However, as described below under “—Specific Performance”, the Company will be entitled to seek specific performance of Parent’s obligation to consummate the Merger only if, among other things, the Debt Financing or, if applicable, the alternative Debt Financing (each as defined in the Merger Agreement), has been funded or will be funded at the Closing.

The Debt Commitment Letter contains a number of conditions to the lenders’ commitments, including:

•                  the satisfaction or (to the extent permitted by law) waiver by the lenders on or prior to the Closing Date of the mutual and Parent and Merger Sub conditions to closing under the Merger Agreement;

•                  receipt of certain unaudited interim financial statements;

•                  certain financial performance metrics of the Company for the last twelve months shall not be less than a specified amount;

•                  since the date of the debt commitment letter, there shall not have occurred Material Adverse Effect;

•                  no material provision of the Merger Agreement shall have been waived, amended, supplemented or otherwise modified in any manner adverse to the lenders without the prior written approval of the lenders and agents under Momentum’s credit facility. Such lenders and agents shall have received a fully executed copy of the Merger Agreement and the Merger shall have been or shall concurrently be consummated in accordance with applicable law and substantially in accordance with the Merger Agreement;

•                  the investment by Sponsor and other co-investors of at least $10 million of equity on specified terms;

•                  receipt by the agents under Momentum’s credit facility of certain documentation in connection with the Debt Financing;

•                  there shall be no injunction, temporary restraining order, or other legal action in effect which would prohibit the closing and funding of the Debt Financing;

•                  the post-closing structure of Momentum and the other loan parties (including the Company) shall be as previously disclosed to the lenders;

•                  the agents and lenders under Momentum’s credit facility shall have received sufficiently in advance of closing all documentation and other information reasonably required pursuant to its respective policies and by bank regulatory authorities under applicable “know your customer” and Anti-Money Laundering rules and regulations, including without limitation the Patriot Act; provided that such information shall have been requested in writing not less than 10 Business Days prior to the date on which such information is required to be delivered;

•                  subject to certain exceptions, repayment and cancellation of the Company’s existing credit facilities (if any) and delivery of payoff letters in form and substance reasonably acceptable to the agents and lenders under Momentum’s credit facility; and all documents and instruments required to perfect the agent’s security interest in the collateral under Momentum’s credit facility from Momentum, the Company, and certain related parties shall have been executed and be in proper form for filing;

•                  the payment of certain fees and expenses required to be paid or reimbursed on or before the Closing Date; and

•                  subject to certain exceptions, all representations and warranties in the documentation related to Momentum’s credit facility shall be true and correct as of the Closing Date.

Termination of the Merger Agreement

The Merger Agreement may be terminated, and the Merger abandoned, at any time prior to the Effective Time, whether before or after receipt of the Shareholder approval:

•                  by mutual written consent of Alteva and Parent;

•                  by either Alteva or Parent if:

•                  the Merger has not been consummated on or before January 20, 2016 (the “End Date”), provided, however, that the right to terminate the Merger Agreement as a result of the occurrence of the End Date shall not be available to any party whose breach of a representation, warranty, covenant or agreement set forth in the Merger Agreement or the failure of such party to perform any of its obligations under the Merger Agreement (in each case, such that a condition to closing set forth in the Merger Agreement fails to be satisfied), its failure to act in good faith or its failure to use its reasonable best efforts to consummate the transactions contemplated by the Merger Agreement has been the cause of, or resulted in, the failure of the Merger to be consummated on or before the End Date;

•                  any Restraint (as defined below) shall be in effect enjoining, restraining, preventing or prohibiting consummation of the Merger or making the consummation of the Merger illegal and shall have become final and nonappealable; provided, however, that the right to terminate the Merger Agreement under this section shall not be available to any party who has not performed its obligations under the Merger Agreement, acted in good faith and used reasonable best efforts, in each case, to prevent the entry of and to remove such Restraint in accordance with its obligations under the Merger Agreement; or

•                  the meeting of the Shareholders shall have been held and completed and the Shareholder approval shall not have been obtained at such meeting (including any permitted adjournment or postponement thereof).

As used in the Merger Agreement, the term “Restraint” means any law, injunction, judgment, order, decree or ruling enacted, promulgated, issued, entered, amended or enforced by any governmental entity having jurisdiction over Alteva, Parent or the Merger Sub, whether temporary, preliminary or permanent.

•                  by Parent if:

•                  Alteva has breached any of its representations, warranties, covenants or other agreements set forth in the Merger Agreement such that certain conditions set forth in the Merger Agreement are not satisfied and such breach is not capable of being cured by the End Date, or if capable of being cured, is not cured, before the earlier of the End Date or the date that is thirty (30) calendar days following receipt by Alteva of written notice of such breach or failure to perform from Parent stating Parent’s intention to terminate the Merger Agreement pursuant to this section of the Merger Agreement and the basis for such termination;

•                  the Board of Directors shall have effected a Company Adverse Recommendation Change, Alteva shall have entered into, or publicly announced its intention to enter into, an Acquisition Agreement, Alteva shall have breached or failed to perform any of the non-solicitation covenants and agreements set forth in Section 4.02 of the Merger Agreement, other than immaterial breaches or immaterial failures of performance or Alteva or the Board of Directors (or any committee thereof) shall publicly announce its intentions to do any of the actions specified in this bullet point; or

•                  a Material Adverse Effect has occurred.

•                  by Alteva if:

•                  Parent or Merger Sub has breached or failed to perform any representations, warranties, covenants or other agreements set forth in the Merger Agreement such that certain conditions set forth in the Merger Agreement are not satisfied, and such breach is not capable of being cured by the End Date, or if capable of being cured, is not cured, before the earlier of the End Date or the date that is thirty (30) calendar days following receipt by Parent of written notice of such breach or failure to perform from Alteva stating its intention to terminate the Merger Agreement pursuant to this section of the Merger Agreement and the basis for such termination;

•                  prior to the receipt of Shareholder approval, the Board of Directors authorizes Alteva to enter into an Acquisition Agreement in respect of a Superior Proposal; provided that Alteva shall have paid any amounts due pursuant to Section 7.02 of the Merger Agreement; and, provided further, that in the event of such termination, Alteva substantially concurrently enters into such Acquisition Agreement; or

•                  (A) the mutual and Parent and Merger Sub conditions to closing of the Merger (other than those conditions that by their nature are to be satisfied by actions taken at the Closing; provided that each such condition is then capable of being satisfied at a Closing on such date) have been satisfied and remain satisfied, (B) all of Alteva’s conditions to closing of the Merger have been satisfied (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, each of which is then capable of being satisfied at a Closing on such date) or Alteva has confirmed by written notice to Parent that it is willing to waive any unsatisfied conditions to closing, and that it stands, and will stand, ready, willing and able to consummate the Merger and has irrevocably confirmed the same in writing to Parent, and (C) Parent and Merger Sub fail to consummate the Merger within three (3) business days after the delivery of such notice and Alteva stood ready, willing and able to consummate the Merger through the end of such three (3) business day period.

A terminating party is required to provide written notice of termination to the other parties specifying with particularity the reason for such termination. If more than one provision of Section 7.01 of the Merger Agreement is available to a terminating party in connection with a termination, a terminating party may rely on any and all available provisions in Section 7.01 for any such termination.

Termination Fee

If the Merger Agreement is terminated in specified circumstances, Alteva has agreed to pay Parent a termination fee of $873,000 (the “Termination Fee”). Parent will be entitled to receive the Termination Fee from Alteva if the Merger Agreement is terminated:

•                  (a) After the date of the Merger Agreement and prior to obtaining the Shareholder approval (or prior to the termination of the Merger Agreement if there has been no meeting of the Shareholders), a Takeover Proposal is made to Alteva or is made directly to the Shareholders generally and, in each case, is not irrevocably withdrawn prior to termination of the Merger Agreement, (b)(1) thereafter the Merger Agreement is terminated by Parent or Alteva because either the Merger was not been consummated by the End Date or the meeting of the Shareholders was held and completed, but the Shareholder approval was not obtained or (b)(2) thereafter the Merger Agreement is terminated by Parent because Alteva has breached its representations, warranties, covenants or other agreements set forth in the Merger Agreement, and (c) within twelve (12) months after such termination, Alteva consummates a transaction that constitutes a Takeover Proposal or enters into an Acquisition Agreement with respect to any Takeover Proposal (in each case whether or not such Takeover Proposal is the same as the original Takeover Proposal made, communicated or publicly disclosed) (provided that for purposes of this sentence references to twenty percent (20%) in the definition of Takeover Proposal shall be deemed to be references to fifty percent (50%));

•                  by Parent because (a) the Board of Directors effected a Company Adverse Recommendation Change, (b) Alteva entered into, or publicly announced its intention to enter into, an Acquisition Agreement, (c) Alteva breached or failed to perform any of the non-solicitation covenants and agreements set forth in Section 4.02 of the Merger Agreement, other than immaterial breaches or immaterial failures of performance or (d) Alteva or the Board of Directors (or any committee thereof) publicly announced its intentions to do any of the actions specified in this bullet point;

•                  by Parent because Alteva breached its covenant with respect to preparation of the proxy statement and the meeting of the Shareholders and Parent terminated the Merger Agreement as a result of this breach; or

•                  by Alteva because the Board of Directors authorized Alteva to enter into an Acquisition Agreement in respect of a Superior Proposal and Alteva entered into such Acquisition Agreement.

In the event that the Merger Agreement is terminated by either Parent or Alteva because the meeting of the Shareholders was held and completed, but the Shareholder approval was not obtained, then Alteva shall pay Parent the lesser of (a) $750,000 and (b) Parent’s documented out-of-pocket transaction fees and expenses actually incurred in connection with the proposed transactions (including all attorneys’ fees and commitment fees to the extent that such commitment fees are non-refundable and are not credited or creditable against any future amounts) (such lesser amount, the “Expense Reimbursement”), provided that Parent provides Alteva with appropriate documentation of such fees and expenses.

In the event that the Merger Agreement is terminated by Alteva because (a) the mutual and Parent and Merger Sub conditions to closing of the Merger (other than those conditions that by their nature are to be satisfied by actions taken at the Closing; provided that each such condition is then capable of being satisfied at a Closing on such date) have been satisfied and remain satisfied, (b) all of Alteva’s conditions to the closing of the Merger have been satisfied (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, each of which is then capable of being satisfied at a Closing on such date) or Alteva has confirmed by written notice to Parent that it is willing to waive any unsatisfied conditions to closing, and that it stands, and will stand, ready, willing and able to consummate the Merger and has irrevocably confirmed the same in writing to Parent, and (c) Parent and Merger Sub fail to consummate the Merger within three (3) business days after the delivery of such notice and Alteva stood ready, willing and able to consummate the Merger through the end of such three (3) business day period, then Parent shall pay Alteva a fee equal to $1,746,000 (the “Parent Termination Fee”).

The Parent Termination Fee, if paid, generally will be the Company’s sole remedy (although the Company may seek, but not receive, both damages and specific performance in the alternative, as described below under “—Specific Performance”). However, the Company will be entitled to seek other damages as a result of Parent or Merger Sub’s material breach that is willful or intentional, and the failure of Parent and Merger Sub to consummate the Merger after (i) the mutual and Parent and Merger Sub’s conditions to closing have been satisfied or, to the extent permitted, waived (other than those conditions that by their terms are to be satisfied upon Closing) and (ii) the Company stands ready, willing and able to consummate the Merger and has irrevocably confirmed the same in writing to Parent, will be presumed to be a willful and material breach by Parent and Merger Sub of the Merger Agreement unless the Debt Financing is unavailable despite Parent and Merger Sub having complied with their covenants related to efforts to consummate the Merger and the financings.

Similarly, the Termination Fee and/or Expense Reimbursement, if paid, generally will be Parent and Merger Sub’s sole remedy. However, Parent and Merger Sub will be entitled to seek other damages as a result of the Company’s material breach that is willful or intentional, and the failure of the Company to consummate the Merger after all of its conditions to closing have been satisfied or, to the extent permitted, waived (other than those conditions that by their terms are to be satisfied upon Closing) and Parent stands ready, willing and able to consummate the Merger and has irrevocably confirmed the same in writing to the Company, will be presumed to be a willful and material breach by the Company of the Merger Agreement.

Specific Performance

Prior to termination of the Merger Agreement, the parties will be entitled to seek an injunction to prevent breaches of the Merger Agreement and to enforce specifically the terms and provisions of the Merger Agreement. However, the Company will be entitled to an injunction, specific performance or other equitable remedy to specifically enforce Parent’s and Merger Sub’s obligations to effect the Closing on the terms and conditions set forth in the Merger Agreement only in the event that (A) the mutual and Parent and Merger Sub conditions to closing have been satisfied (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, each of which is then capable of being satisfied at a Closing on such date) at the time when the Closing would have occurred but for the failure of the Parent to comply with its obligations to effect the Closing pursuant to the terms of the Merger Agreement, (B) the Debt Financing or, if applicable, the Alternative Debt Financing (each as defined in the Merger Agreement), has been funded or will be funded at the Closing if Parent complies with its obligations to effect the Closing pursuant to the terms of the Merger Agreement, and (C) the Company has irrevocably confirmed that if specific performance is granted and the Equity Financing (as defined in the Merger

Agreement) and Debt Financing (or, if applicable, the Alternative Debt Financing) are funded, then the Closing will occur. In no event will the Company be entitled to enforce or seek to enforce specifically Parent’s or Merger Sub’s obligations to consummate the transactions contemplated by the Merger Agreement if the Debt Financing (or Alternative Debt Financing, as applicable) has not been funded (or will not be funded at the Closing), and under no circumstance will the Company be permitted or entitled to receive both a grant of specific performance and payment of the Parent Termination Fee (although the Company may seek both remedies in the alternative, if available). If any payment of the Termination Fee, Expense Reimbursement or Parent Termination Fee is paid in accordance with the terms of the Merger Agreement, no party shall have any right to bring or maintain any injunction or to enforce specifically the terms of the Merger Agreement, other than the right of such party to payment of the Termination Fee, Expense Reimbursement or Parent Termination fee, as applicable.

Employee Benefits

Parent has agreed to cause the Surviving Corporation to recognize the service of each employee of Alteva immediately prior to the Effective Time who remains in the employment of the Surviving Corporation or its subsidiaries at the Effective Time (“Continuing Employee”) as if such service had been performed with Parent for purposes of vesting, eligibility and benefit accruals in any benefit plan, program or policy covering that Continuing Employee following the Effective Time, but not for the purpose of benefit accruals that would result in duplication of benefits. The Surviving Corporation will, and Parent shall cause Surviving Corporation to, comply with the terms and conditions of all employment, severance and other compensatory agreements or arrangements with any directors (subject to the resignations provided for in Section 5.10 of the Merger Agreement and the changes to insurance requirements and indemnification procedures provided for in the Voting Agreement) or employees of the Company that are in effect as of the date of the Merger Agreement.

Amendment

The Merger Agreement may be amended by mutual written agreement of the parties at any time before or after adoption of the Merger Agreement by Shareholders.  However, after adoption of the Merger Agreement by Shareholders, no amendment that requires further approval by such shareholders pursuant to applicable law may be made without such approval.

Governing Law

The Merger Agreement is governed by New York law.

Board Recommendation

The Board of Directors unanimously recommends that Shareholders vote in favor of the proposal to adopt the Merger Agreement and to approve the Merger and other transactions contemplated by the Merger Agreement as described in this proxy statement, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxy FOR such proposal.

PROPOSAL 2:  ADVISORY VOTE ON MERGER-RELATED COMPENSATION

Section 14A of the Exchange Act, which was enacted as part of the Dodd-Frank Act, requires that Alteva provide Shareholders with the opportunity to vote to approve, on an advisory, non-binding basis, the payment of certain compensation that will or may become payable by Alteva to our named executive officers in connection with the Merger, as disclosed in the section of this proxy statement captioned “The Merger —Interests of Alteva’s Directors and Executive Officers in the Merger—Potential Payments Upon Termination or Change-in-Control” herein.

We are asking Shareholders to indicate their approval of the various compensation that will or may become payable by Alteva to our named executive officers in connection with the Merger. These payments are set forth in the section captioned “The Merger—Interests of Alteva’s Directors and Executive Officers in the Merger—Potential Payments Upon Termination or Change-in-Control” and the accompanying footnotes.

In general, the various plans and arrangements pursuant to which these compensation payments may be made have previously formed part of Alteva’s overall compensation program for our named executive officers and previously have been disclosed to Shareholders as part of the Compensation Discussion and Analysis and related sections of our annual proxy statements. These historical arrangements were adopted and approved by the Compensation Committee, which is composed solely of non-management directors, and are believed to be reasonable and in line with marketplace norms.

Accordingly, we are seeking approval of the following resolution at the Annual Meeting:

“RESOLVED, that the Shareholders approve, on a nonbinding, advisory basis, the compensation that will or may become payable to Alteva’s  named executive officers that is based on or otherwise relates to the Merger as disclosed pursuant to Item 402(t) of Regulation S-K in the section captioned “The Merger—Interests of Alteva’s Directors and Executive Officers in the Merger—Potential Payments Upon Termination or Change-in-Control” in Alteva’s  proxy statement for the Annual Meeting.”

Shareholders should note that this proposal is not a condition to completion of the Merger, and as an advisory vote, the result will not be binding on Alteva, the Board of Directors or Parent. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to shareholder approval. Accordingly, regardless of the outcome of the advisory vote, if the Merger is consummated, our named executive officers will be eligible to receive the compensation that is based on or otherwise relates to the Merger in accordance with the terms and conditions applicable to those payments.

Board Recommendation

The Board of Directors unanimously recommends that Shareholders vote in favor of the proposal to approve the Merger-related compensation of our named executive officers as described in this proxy statement, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxy FOR such proposal.

PROPOSAL 3:  DETERMINATION OF NUMBER OF DIRECTORS

Our by-laws require our Shareholders to fix the size of the Board of Directors at each annual meeting of the holders of equity securities of Alteva until the next annual meeting. The current number of directors, as fixed by shareholders at the annual meeting held in 2014, is five (5).

Board Recommendation

The Board of Directors unanimously recommends that Shareholders vote in favor of the proposal to fix the number of directors at five (5) until the next annual meeting, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxy FOR such proposal.

PROPOSAL 4:  ELECTION OF DIRECTORS

At the Annual Meeting, you are being asked to elect five (5) directors, each to hold office until the next annual meeting of the holders of equity securities of Alteva and until his or her successor is elected, or until his or her earlier resignation, removal from office or death.

Based on the recommendation of the Governance and Nominating Committee, the Board of Directors has nominated the following persons for election as directors for the Annual Meeting, all of whom are currently serving on our Board of Directors:

Jeffrey D. Alario	Brian J. Kelley
Douglas B. Benedict	Edward J. Morea
Kelly C. Bloss

We have received notice from Juniper, which beneficially owns approximately 7.79% of the Company’s Common Stock, expressing the intention to nominate four (4) candidates for election as directors at the Annual Meeting in opposition to the five (5) highly qualified and experienced director candidates your Board of Directors has nominated. The Board of Directors does not endorse any Juniper nominee or resolution. The Board of Directors unanimously recommends that you vote on the white proxy card or voting instruction form “FOR” each of the proposals described in this proxy statement and the enclosed white proxy card.

You may receive solicitation materials from Juniper, including proxy statements and proxy cards. The Company is not responsible for the accuracy of any information provided by or relating to Juniper or its nominees contained in solicitation materials filed or disseminated by or on behalf of Juniper or any other statements Juniper may make.

The Board of Directors strongly urges you NOT to sign or return any  proxy card or voting instruction form sent to you by Juniper, even as a protest vote against Juniper or the Juniper nominees. Even a “WITHHOLD” vote with respect to the Juniper nominees on its proxy card will cancel any white proxy card you have previously submitted.  If you have previously submitted a proxy card sent to you by Juniper, you can revoke that proxy and vote for the Board of Directors’ nominees and on the other matters to be voted on at the Annual Meeting by using the enclosed white proxy card. Only the latest validly executed proxy that you submit will be counted at the Annual Meeting.

We have a term limit policy that limits a director from serving for more than fifteen years on our Board of Directors and a mandatory retirement at the age of seventy-five years with an extension of one year terms with board approval.

We anticipate that all of the director nominees listed above will be able to serve, but if at the time of the Annual Meeting any director nominee is unable or unwilling to serve, the persons named in the enclosed proxy may vote such shares at their discretion for a substitute nominee.

Information About Director Nominees

The biographies of each of the director nominees below contains information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five (5) years, and the experiences, qualifications, attributes or skills that our Governance and Nominating Committee and our Board of Directors considered when determining that the person should continue to serve as one of our directors for the following year.

Kelly C. Bloss (age 52), has been a Director since 2006, was appointed Chairman of the Board of Directors in November 2013, is the President of Knowledge Transfer Group, Inc., a strategy and technology management consulting firm she founded in 2000.  Ms. Bloss consults on strategic matters in the healthcare, financial services, telecommunications and cable industries. Ms. Bloss served as Vice President for NYNEX/Bell Atlantic/Verizon responsible for their Long Distance business. Ms. Bloss holds a B.S. in Mechanical Engineering from Union College and a Master of Science degree from Polytechnic Institute of New York University (formerly Polytechnic University). Ms. Bloss was recruited as a director because of her industry-based knowledge as well as her varied skill set as a consultant within the telecommunications industry. Ms. Bloss brings a unique understanding of the technology and emerging and converging technologies within the industry, marketing and sales-enhancement skills, as well as strategy and corporate governance experience in her capacity as a consultant.

Jeffrey D. Alario (age 53), has been a Director since 2006, and has been the Managing Member of Alario & Associates, CPAs, an auditing, financial reporting, tax compliance, and planning firm since 2000. Prior to that, and from 1996 through 2009, he was Chief Financial Officer of Person-to-Person Marketing LLC, a telemarketing firm. Mr. Alario also serves on the boards of several not-for-profit organizations. Mr. Alario holds a B.S. in Business Administration from Clarion University of Pennsylvania.  Mr. Alario has been a licensed certified public accountant in practice in New York and New Jersey since 1986 and is qualified to review and analyze audited financial statements. As such, he is specifically qualified to serve on our Audit Committee as its chairman and he possesses the qualifications to be designated as the committee’s financial expert. Mr. Alario also provides accounting services to small and mid-sized businesses and his skill set meets our board’s requirement for financial experience and expertise in the small to mid-sized business segment in which we operate.

Douglas B. Benedict (age 51), is a Partner at Scura Paley and Company, a private investment banking firm providing financial advisory and capital raising services to small and middle market emerging growth, technology and specialty finance companies.  Prior to joining Scura Paley, he was a Managing Director of OEM Capital, an investment banking firm specializing in technology and communications and focusing primarily on small and middle-market public and private companies. Previously, he was a Managing Director at MTN Capital Partners, a private equity firm focused on small and middle-market opportunities.  Prior to that, Mr. Benedict served as Senior Vice President of Business and Strategic Development for Cendant Corporation and Lockton Companies.  He spent the first 15 years of his career as an investment banker in New York and London, primarily with Citigroup, Bank of America and Legg Mason, specifically focusing on telecommunications, technology and financial institution companies.  Mr. Benedict also serves as Managing Principal of Regent Advisors LLC, a private strategic and business consulting firm.  Mr. Benedict holds an undergraduate degree in Economics from Harvard University and an MBA from the Amos Tuck School of Business at Dartmouth College.  Mr. Benedict’s investment banking advisory and industry-specific skill set provides our board with the knowledge necessary to confront emerging issues in the rapidly-changing captial markets as well as the rapidly-changing communications and technology industries.

Edward J. Morea, (age 54), has been a Director since November 2013, and is a Client Services Executive for Cisco Systems Inc., a worldwide leader that designs, manufactures, and sells Internet protocol (IP) based networking and other products related to the communications and information technology industries. Currently, Mr. Morea leads a team that focuses on Services Sales in the Cable/Multiple System Operator (“MSO”) segment.  From 2005 until recently, Mr. Morea was a Sales Director at Alcatel-Lucent, Murray Hill, New Jersey, a company that provides networking and communications technology, products, and services to service providers, enterprises, and governments worldwide. At Alcatel-Lucent, Mr. Morea successfully led the company into MSOs with Services Sales supporting projects such as Cell Site Backhaul, Wi-Fi Planning, Multi-Vendor Support, Design and Deployment Services, as well as Network Operations outsourcing.  Previously, Mr. Morea was Vice President of the Northeast for TechMahindra, a global system integrator and business transformation consulting organization focused on the communications industry.  Mr. Morea has also held executive positions at Telcordia Technologies/ Ericsson, a leading global provider of telecommunications network software, and services for IP, wireline, wireless and cable; and Verizon, New York, New York, a global leader in delivering broadband and other wireless and wireline communications services. Mr. Morea holds a Bachelor degree in Electrical Engineering from State University of New York Maritime College and a Masters in Business Administration degree in Finance from Fordham University.

Brian J. Kelley, (age 63) is our Chief Executive Officer (“CEO”).  Prior to becoming the CEO in June 2014, he had served on Alteva’s Board of Directors since November 2013. Prior to joining Alteva, Mr. Kelley also served as the Chief Executive Officer of Four Winds Advisors LLC, focused on advising technology focused clients on restructuring, turnaround and business development. Prior to establishing Four Winds, Mr. Kelley served as CEO of Snom Technology, Inc., Woburn, Massachusetts, a leading global provider in designing, manufacturing and marketing VoIP communications equipment. From 2008 to 2012, Mr. Kelley served on the Board of Directors of Tii Network Technologies, Inc., in Edgewood, New York, serving as Board Chairman beginning in 2010, and President and CEO beginning in 2011. Previously, Mr. Kelley was the President of TAMCO Technology, Tampa, Florida, a financial solutions-focused business management and development company, focusing on telecommunications asset management and financing solutions; was the President and Chief Executive Officer of Cognitronics Corporation,

Danbury, Connecticut, a company that provided central-office communications technology hardware and software solutions. Mr. Kelley also held senior management positions with TIE Communications, Inc., Seymour, Connecticut, a publicly-traded diversified telecommunications services company. Mr. Kelley holds a Bachelor of Arts degree in Economics from the University of New Hampshire and a Masters in Business Administration degree from the University of Connecticut.

Corporate Governance

Ethics and Values

We have a code of business conduct and ethics that applies to all employees (including our principal executive officer, principal financial officer and principal accounting officer, controller, and persons performing similar functions) and members of the Board of Directors.  The code of ethics is based upon the philosophy that each director, each executive officer, and each other employee of the Company  in a responsible position will lead by example and foster a culture that emphasizes trust, integrity, honesty, judgment, respect, managerial courage, and responsibility.  Each director and every employee is expected to act ethically at all times and adhere to the policies, as well as the spirit of the code.  You can find our code of business conduct and ethics on our website at: http://alteva.com/company/investors/corporate-governance.

We intend to post any amendments to or waivers from our code of business conduct and ethics on our website.  There were no waivers from our code of business conduct and ethics during 2014.

The information contained on our website is not a part of this proxy statement.

Board Meetings

The Board of Directors held six regular meetings and eight special meetings in 2014, as well as regular meetings of our independent directors.  Each of our directors who served on the board during 2014 attended at least 75% of the total of such board meetings and meetings of board committees on which he or she served.

Director Attendance

Members of our Board of Directors are expected to attend meetings of the Board of Directors and of the committees on which they serve.  The Governance and Nominating Committee reviews annual attendance during the nomination process each year.  In addition, all directors, absent special circumstances, are expected to attend the Annual Meeting of shareholders.

Board Leadership Structure

Our Board of Directors separates the roles of Chief Executive Officer of the Company and Chairman of the Board of Directors, based on the current belief that corporate governance of the Company is most effective when these positions are not held by the same person.  The Board of Directors recognizes the differences between the two roles and believes that separating them allows each person to focus on their individual responsibilities.  Under this leadership structure, our Chief Executive Officer focuses his or her attention on day-to-day leadership, ongoing Company performance and establishing long-term strategic direction.  Our Chairman of the Board of Directors focuses his or her attention on board responsibilities and providing guidance to our Chief Executive Officer.

Presently, our Board of Directors believes it is appropriate to keep the roles of Chief Executive Officer and Chairman of the Board of Directors separate.  However, the Board of Directors may change the leadership structure if it believes that a change would better serve the Company and its shareholders.

The Board’s Role in Risk Oversight

Our Board of Directors is actively involved in the oversight of risks that could affect the Company.  The oversight of risks is conducted primarily through our board committees, as described below in the description of each committee.  Our Audit Committee focuses on financial risks, including those that could arise from our accounting and financial reporting processes and internal control system and our consolidated financial statement audits.  Our Governance and Nominating Committee focuses on the management of risks associated with board membership and structure, and corporate governance.  Our Compensation Committee focuses on the management of risks arising from our compensation policies and practices.  While our board committees are focused on specific areas of risk, the full board retains responsibility for general oversight of risk.  This responsibility is satisfied through full board discussions to understand risk identification, risk management and risk mitigation strategies with the aid of reports from each committee chairman regarding the risk considerations within each committee’s area of expertise, as well as through reports from members of our management team responsible for oversight of material risk to the Company, including our Chief Financial Officer.

Director Independence

The Board of Directors’ determination of director independence is discussed in the section captioned “Certain Relationships and Related Transactions, and Director Independence” herein.

Board Committees

The Board of Directors has established an Audit Committee, Governance and Nominating Committee, and Compensation Committee.  In addition, from time to time, the Board of Directors may establish ad hoc committees to address specific issues facing the Company.

The current charters of the Audit Committee, the Governance and Nominating Committee, and the Compensation Committee are available on our website at http://alteva.com/company/investors/corporate-governance.  We will provide, upon the request of any shareholder and without charge, in accordance with the shareholder communication procedures described below under the subheading “Shareholder Communications,” a printed copy of any or all of these charters.

The information contained on our website is not a part of this proxy statement.

Audit Committee

We have a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.  The current members of the Audit Committee are:

Jeffrey D. Alario, Chairman

Douglas B. Benedict

Edward J. Morea

The Board of Directors has determined that each of Mr. Alario, Mr. Benedict and Mr. Morea is independent pursuant to the independence standards of the NYSE MKT and applicable Securities and Exchange Commission rules.

The Board of Directors has determined that each Audit Committee member has sufficient knowledge in financial matters to serve on the Audit Committee.  The Board of Directors has designated Mr. Alario as an “Audit Committee financial expert” in accordance with applicable Securities and Exchange Commission rules.  The Board of Directors has determined that Mr. Alario, a certified public accountant, qualifies by virtue of his more than 25-year career in public and private accounting.

The Audit Committee serves as an independent and objective party to monitor our accounting and financial reporting processes and the audits of our financial statements.  Our Audit Committee charter, which has been adopted by the Board of Directors, more specifically sets forth the duties and responsibilities of the Audit Committee.  The charter, which the committee reviews annually, defines the duties and responsibilities of the committee to include, among other duties and responsibilities:

•                  having the sole authority to appoint and oversee our independent registered public accounting firm;

•                  approving the plan and scope of the audit and the fee before the audit begins;

•                  following the audit, reviewing the results and the independent registered public accounting firm’s comments on our system of internal controls with our independent registered public accounting firm;

•                  recommending the inclusion of our audited financial statements in our Annual Report on Form 10-K; and

•                  reviewing all related party transactions.

The Audit Committee is also responsible for preparing the committee’s report that Securities and Exchange Commission rules require be included in our annual proxy statement, and performing such other tasks that are consistent with its charter.

The Audit Committee held fifteen meetings during 2014.

Governance and Nominating Committee

The current members of the Governance and Nominating Committee are:

Edward J. Morea, Chairman

Kelly C. Bloss

Douglas B. Benedict

The Governance and Nominating Committee acts pursuant to a written charter adopted by the Board of Directors and reviewed annually by the committee.

The charter directs the committee to seek and nominate qualified and diverse candidates for election or appointment to the Board of Directors, as well as naming the chairpersons of standing committees of the Board of Directors for the following year.  The committee seeks board members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity.  The committee also oversees matters of corporate governance including reviews of the performance and processes of the Board of Directors, the charters of the standing committees of the Board of Directors, our principles of corporate governance, our code of business conduct and ethics, and succession plans for management and the Board of Directors.  The committee is also responsible for performing additional tasks consistent with its charter.

The Board of Directors believes that, as a whole, its members must have an appropriately diverse range of skills and expertise in order to provide sound and prudent guidance. The committee seeks candidates possessing a strong record of achievement in key areas (i.e., experience in our company’s industry segment, financial, marketing and sales, or technological expertise, community involvement and/or historical knowledge of our company) that the committee believes will bring value to the of Directors Board.  The committee also considers the composition and size of the existing Board of Directors.  As part of its annual performance evaluation, the Board of Directors assesses the skill areas currently represented on the Board of Directors and discusses particular skills, if any; that the Board of Directors believes would improve its overall quality and ability to carry out its responsibilities.

The committee also considers written recommendations for nominees from shareholders and applies the same standards in evaluating shareholder recommendations that it applies in evaluating recommendations from other sources.  Shareholders may contact our Corporate Secretary in writing when proposing a nominee.  Pursuant to our by-laws and the Governance and Nominating Committee charter, such recommendations by shareholders for the Annual Meeting of shareholders must meet the requirements outlined in the Governance and Nominating Committee charter and must have been received at our principal executive offices no later than the close of business on December 31, 2014.

The Governance and Nominating Committee held seven meetings during 2014.

Compensation Committee

The current members of the Compensation Committee are:

Douglas B. Benedict, Chairman

Jeffrey D. Alario

Edward J. Morea

The Compensation Committee is responsible for overseeing compensation programs for our executive officers and directors that are consistent with the intent and purpose of our fundamental compensation philosophy and objectives.  In addition, the Compensation Committee is responsible performing such other tasks that are consistent with the Compensation Committee charter.

The Compensation Committee may seek the advice of third party consultants and advisors, but it does not delegate its responsibilities to such persons.

The Compensation Committee acts pursuant to a written charter adopted by the Board of Directors and reviewed annually by the committee.

The Compensation Committee held ten meetings during 2014.

For more information on executive and director compensation, see the sections captioned “Director Compensation,” “2014 Summary Compensation Table” below.

Shareholder Communications

Shareholders wishing to contact our Board of Directors may write to our Corporate Secretary, at ir@alteva.com or by regular standard mail to 400 Market Street, Suite 1100, Philadelphia, PA 19106. The Chairman of the Board of Directors will review all correspondence received and report all such contacts to the Board of Directors at the first regular meeting following the contact, unless more urgent action seems advisable.

Shareholders may contact us in the same manner to request copies, without charge, of any of our governance documents.

Board Recommendation

The Board of Directors unanimously recommends that Shareholders vote in favor of the proposal to elect the five (5) directors recommended by the Nominating and Governance Committee as described in this proxy statement, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxy FOR such proposal.

DIRECTOR COMPENSATION

Overview of Compensation and Policies

The following table summarizes the components of our 2014 director compensation program, which we refer to as the 2014 Plan:

Fixed Cash Compensation
Board Annual Retainer (cash)	$40,000 ($10,000 per quarter)
Board Regular Meeting Fees (cash)	$12,500 (four quarterly meetings and one annual meeting at $2,500 each)

Variable Cash Compensation
Board Annual Meeting Fees (cash)	Determined at the time of meeting
Committee Meeting Fees	$500 per meeting for payments over $6,000; meeting fees may be paid in restricted stock at the discretion of the Compensation Committee

Equity Compensation
Restricted Stock Award	$40,000 (grant date (on or about January 7th) fair market value)

Directors may elect to receive a portion of the above restricted stock awards in cash for tax planning purposes.  All restricted stock awards to our non-employee directors vest in equal portions on the first, second and third anniversaries of the date of grant. On August 21, 2015, the Compensation Committee amended the terms of all existing unvested restricted stock of non-employee directors such that all such unvested restricted stock vested on August 24, 2015.

Directors are also reimbursed for travel expenses for board and committee meetings that they attend in person.  Directors may elect to receive the cash components in cash or if committee fees exceed $6,000, in restricted stock at the discretion of the Compensation Committee.

In addition, from time-to-time, the Board of Directors will ask a director to complete a special project for the board that requires a significant amount of the director’s time. In these circumstances, the board compensates such director in recognition of the additional time the director devoted to the special project.

Stock Ownership Guidelines

We maintain stock ownership guidelines for our directors.  These guidelines help to better align the economic interest of our directors and our shareholders.  Under our stock ownership guidelines, our directors must achieve ownership of at least one and one half times their annual retainer within five (5) years of first being appointed to the board.  The Compensation Committee has discretion to reduce the amount of a director’s annual retainer if the director is not making evident progress towards achieving his or her objective.

The directors’ ownership targets, actual ownership and deadline for compliance with our stock ownership guidelines as of December 31, 2014, were as follows:

Name	Target (1)	Actual Ownership (2)	Deadline (3)
Jeffrey D. Alario	8,511	15,043	December 31, 2013
Douglas B. Benedict	8,511	8,900	December 31, 2013
Kelly C. Bloss	8,511	14,924	December 31, 2013
Edward J. Morea	8,511	2,875	November 1, 2018

(1)                                 Target number of shares, which equals one and one half times the amount of the annual retainer ($60,000) divided by the closing price of or Common Stock on December 31, 2014 of $7.05 per share, rounded up to the closest number of whole shares.

(2)                                 Actual number of shares owned.  Under our stock ownership guidelines for our directors, “Actual Ownership” includes the shares of our Common Stock actually owned by the director and his or her immediate family members that share the same household, whether held individually or jointly.  Shares of unvested restricted stock are included in Actual Ownership.

(3)                                Deadline is the five-year anniversary of appointment to the Board of Directors, or the last day of the fifth year following the year in which the guidelines were adopted (2008), if later.

2014 Director Summary Compensation Table

The table below presents information regarding the compensation of our directors during the year ended December 31, 2014.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)(3)	Total ($)
Jeffrey D. Alario	$122,500	$30,010	$152,510
Douglas B. Benedict	$117,100	$27,914	$145,014
Kelly C. Bloss	$122,500	$36,014	$158,514
Robert J. DeValentino (4)	$23,700	$39,997	$63,697
Edward J. Morea	$111,500	$24,006	$135,506

(1)                     The amounts included in the Stock Awards column represent the aggregate grant date fair value of the awards made to our non-employee directors computed in accordance with FASB ASC Topic 718.  The value ultimately realized by the director upon the actual vesting of the award(s) may or may not be equal to the FASB ASC Topic 718 determined value.  For a discussion of valuation assumptions, see Note 16 — Stock Based Compensation to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2014. On August 21, 2015, the Compensation Committee amended the terms of all existing unvested restricted stock of non-employee directors such that all such unvested restricted stock vested on August 24, 2015.

(2)                     The following table shows the number of shares of restricted stock granted to each non-employee director during the fiscal year ended December 31, 2014 and the closing price of our Common Stock on the date of grant.

Name	Grant Date	Number of Shares of Restricted Stock	Closing Price on Grant Date	Grant Date Fair Market Value
Jeffrey D. Alario	01/07/14	3,594	$8.35	$30,010
Douglas B. Benedict	01/07/14	3,343	$8.35	$27,914
Kelly C. Bloss	01/07/14	4,313	$8.35	$36,014
Robert J. DeValentino (4)	01/07/14	4,790	$8.35	$39,997
Edward J. Morea	01/07/14	2,875	$8.35	$24,006

(3)                     The table below summarizes the aggregate number of unvested restricted stock awards held by each of our non-employee directors as of December 31, 2014.  None of our non-employee directors have any unexercised vested stock option awards.

Name	Restricted Stock Awards
Jeffrey D. Alario	6,562
Douglas B. Benedict	5,852
Kelly C. Bloss	6,906
Edward J. Morea	2,875

(4)                     Mr. DeValentino retired as director October 31, 2013. In recognition of his years of service to the Company; the Board of Directors bestowed upon Mr. DeValentino the honorary title of Chairman Emeritus for the remainder of his term on the board and awarded Mr. DeValentino 4,790 shares of Common Stock on January 7, 2014.

Compensation Committee Interlocks and Insider Participation

On May 5, 2014, Mr. Brian J. Kelley resigned as a member and Chairman of the Board of Directors’ Compensation Committee and as a member of the Board of Directors’ Audit Committee.  Mr. Kelley was appointed as Interim Chief Executive Officer on May 7, 2014. On August 25, 2014, the board appointed Mr. Kelley as its Chief Executive Officer and principal executive officer of the company. Mr. Kelley no longer serves on any Board of Directors committees.  No other members of our Compensation Committee: (1) was an officer or employee of our company or any of our subsidiaries during the year ended December 31, 2014; (2) was formerly an officer of our company or any of our subsidiaries; or (3) had any relationship requiring disclosure in this proxy statement pursuant to Securities and Exchange Commission rules.

In addition, none of our other executive officers served: (1) as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on our Compensation Committee; (2) as a director of another entity, one of whose executive officers served on our Compensation Committee; or (3) as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of our company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

During the year ended December 31, 2014, all of our directors and executive officers complied in a timely manner with the filing requirements of Section 16(a) of the Exchange Act.

In making this statement, we have relied solely on the written representations of our directors and officers, and copies of the reports that they have filed with the Securities and Exchange Commission.

EXECUTIVE OFFICERS

Our executive officers are appointed by our Board of Directors and serve at the discretion of our Board of Directors. The following sets forth information as to our Executive Officers as of September 25, 2014:

Brian J. Kelley see Mr. Kelley’s biography under “Proposal 4: Election of Directors—Information About Director Nominees” herein.

Brian H. Callahan is our Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer.  Prior to joining us in August 2012 and from April 1998, he served in positions of increasing responsibilities, most recently as Senior Vice President of Finance and Treasury, at Expert Global Solutions, Inc., a leading global provider of business process outsourcing services. Before joining Expert Global Solutions, Inc., Mr. Callahan was employed by PricewaterhouseCoopers LLP. Mr. Callahan holds a B.S. in Accounting from Drexel University. On September 21, 2015, Mr. Callahan resigned from his employment, effective October 9, 2015.

Andrea E. McHugh will be our Interim Chief Financial Officer, effective October 9, 2015. Ms. McHugh previously served as the Company’s Vice President and Controller, and was appointed as the Interim Chief Financial Officer on September 23, 2015 (effective October 9, 2015). Ms. McHugh joined the Company in January 2013 as an Assistant Controller. Previously, Ms. McHugh was the Corporate Accounting Manager at Kulicke & Soffa Industries, Inc., a global leader in the design and manufacture of semiconductor, LED and electronic assembly equipment, from June 2009 to January 2013 and held various positions at Ernst & Young LLP from 2003 to 2009. Ms. McHugh holds a B.S. in Accounting from Providence College, a M.S. in Accounting from the University of Connecticut and is a Certified Public Accountant in Pennsylvania.

Mardoqueo Marquez, Jr. has served as our Executive Vice President, Chief Technology Officer since 2011.  Mr. Marquez joined us in August 2011 in connection with our acquisition of substantially all of the assets of Alteva, LLC, a cloud-based UC solutions provider and enterprise hosted VoIP provider.  Mr. Marquez joined Alteva, LLC in 2003, as Senior Systems Architect. Mr. Marquez has over fifteen years of senior project management and enterprise level architecture design in telecommunications and network infrastructure services. Since 1996, he has designed, managed, and implemented complex network and telecommunications infrastructures for small, medium, and enterprise companies including Exelon (PECO Energy), General Motors Acceptance Corporation (GMAC)/Berkadia Commercial Mortgage, DIAL Corp., B. Braun Pharmaceuticals and MAXIMUS Corporation.

William K. Birnie is our Executive Vice President, Chief Marketing Officer.  Mr. Birnie was appointed Chief Marketing Officer in May 2012. Mr. Birnie is responsible for all Sales, Marketing, Product Management and Business Development activities for Alteva. Mr. Birnie has extensive experience in the Telecommunications (Wireless & Wired) and Broadband industries in both the Consumer and B2B market segments. Prior to joining Alteva, Mr. Birnie held executive positions with Panasonic from 2007 to 2012 and Motorola from 1999 to 2007.  He also held management positions with Comcast and Lucent Technologies. Mr. Birnie is a graduate of Rutgers University, is active in many Communications Industry associations such as the US Cloud Commission for State & Local Government and holds a patent in wireless communications for enhanced roaming notification.

Office of the CEO

Upon the termination of the employment of David Cuthbert then President, Chief Executive Officer, and Principal Executive Officer on March 31, 2014, the Board of Directors instituted a continuity of leadership through the establishment of the Office of the CEO. The Office of the CEO consisted of Brian H. Callahan the Company’s then Principal Accounting Officer, Executive Vice President, Chief Financial Officer and Treasurer, William K. Birnie the Company’s Executive Vice President and Chief Marketing Officer, and Mardoqueo Marquez the Company’s Executive Vice President and Chief Technology Officer. The Office of the CEO reported directly to the Board of Directors until the appointment of Brian J. Kelley as interim Chief Executive Officer on May 7, 2014.

Named Executive Officers

In addition to the executive officers named above, for 2014, the following table lists certain former executive officers of the Company who also qualified as named executive officers of the Company under the rules of the Securities and Exchange Commission:

Name	Title	Last Day of Service
David J. Cuthbert	Former Chief Executive Officer	March 31, 2014

2014 SUMMARY COMPENSATION TABLE

The table below presents the compensation of our named executive officers for services rendered to us in all capacities during the years ended December 31, 2014 and, December 31, 2013.

Name and Principal Position	Year	Salary	Bonus (1)	Stock Awards (2)	Option Awards (2)	Non-Equity Incentive Plan Compensation (cash)	All Other Compensation (3)	Total

Brian J. Kelley(4)	2014	$190,500	$56,000	$27,914	$—	$—	$63,171	$337,585
Chief Executive Officer

Brian H. Callahan	2014	$205,000	$76,500	$—	$—	$—	$9,225	$290,725
Executive Vice President, Chief Financial Officer Corporate Secretary and Treasurer	2013	$205,000	$—	$328,500	$12,785	$—	$26,775	$573,060

Mardoqueo Marquez, Jr.	2014	$180,000	$60,000	$—	$—	$—	$8,100	$248,100
Executive Vice President, Chief Technology Officer	2013	$180,000	$—	$247,500	$7,520	$—	$22,600	$457,620

William K. Birnie	2014	$180,000	$60,000	$—	$—	$—	$8,100	$248,100
Executive Vice President, Chief Marketing Officer	2013	$180,000	$—	$247,500	$7,520	$—	$21,600	$456,620

David Cuthbert(5)(6)	2014	$95,258	$—	$—	$—	$—	$781,579	$876,837
Former President, Chief Executive Officer	2013	$370,425	$200,000	$1,597,500	$53,860	$—	$92,365	$2,314,150

(1)                     The amount shown in this column represents the $15,000 bonus awarded to Messrs. Callahan, Marquez and Birnie in recognition for their service in the Office of the CEO earlier in 2014.  The amount of $56,000 for Mr. Kelley and the remainder of the amounts for Messrs. Callahan, Marquez and Birnie were discretionary bonuses, awarded by the Board of Directors, for 2014 performances paid in February 2015 pursuant to the terms of the Compensation Policy.

(2)                     Restricted stock and stock option awards were made under the 2008 Long-Term Incentive Plan.  These columns include the full grant date fair value of stock awards and stock option awards granted during each fiscal year based on the exercise of the Compensation Committee’s discretion.  While the Compensation Committee takes into account the achievement of certain operating and financial performance metrics for the prior year in determining the number of shares of restricted stock and stock option awards to grant to our named executive officers, such equity compensation awards are granted at the discretion of the Compensation Committee with final approval by the Board of Directors.  Because of the discretionary nature of these awards, there is no minimum or maximum equity compensation award. The amounts reported in these columns have been calculated in accordance with FASB ASC Topic 718, Compensation — Stock Compensation.  In accordance with rules of the Securities and Exchange Commission, any estimate for forfeitures is excluded from, and does not reduce, such amounts.  For additional information on the valuation assumptions with respect to stock and stock option awards, see Note 12 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2014, as amended, filed with the Securities and Exchange Commission.

(3)                     The amount in this column for each of the executive officers reflects amounts paid by us as contributions to the 401(k) Plan and a payment under a settlement agreement and mutual release for Mr. Cuthbert.

Name	Company Contributions to 401(k) Plan	Severance Pay	Other Compensation	Total

Brian J. Kelley (4)	$4,686	$—	$58,485	$63,171
Brian H. Callahan	$9,225	$—	$—	$9,225
Mardoqueo Marquez, Jr.	$8,100	$—	$—	$8,100
William K. Birnie	$8,100	$—	$—	$8,100
David Cuthbert (6)	$4,878	$776,701	$—	$781,579

(4)                     Mr. Kelley was appointed Interim Chief Executive Officer on May 7, 2014 and Chief Executive Officer on August 25, 2014. The stock award amount of $27,914 and other compensation amount of $58,485 shown for Mr. Kelley were for fees earned and stock awarded while serving as a director of the Company in 2014, prior to his appointment as Chief Executive Officer.

(5)                     The $200,000 amount reported for Mr. Cuthbert in 2013 represents the signing bonus paid to Mr. Cuthbert on March 5, 2013 under his new employment agreement.

(6)                     On March 31, 2014, Mr. Cuthbert was terminated as President and Chief Executive Officer of Alteva.  In consideration for Mr. Cuthbert’s execution of the settlement agreement, the Company agreed to pay to Mr. Cuthbert the amount of $750,000 less certain taxes and withholdings, which was paid out on October 28, 2014, and $26,701 for accrued unused vacation. Additional information regarding the settlement agreement can be found in note 17 to the consolidated financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2014, as amended, filed with the Securities and Exchange Commission on March 17, 2015, and on Form 8-K filed with the Securities and Exchange Commission on October 22, 2014.

Stock Ownership Guidelines

We maintain stock ownership guidelines for our executive officers.  These guidelines serve to better align the economic interest of our executive officers and our shareholders.  Under our stock ownership guidelines, we expect our executive officers to achieve a specified ownership objective within five (5) years of being named to an executive officer position.  The stock ownership objective for our Chief Executive Officer is that number of shares with a value equal to his annual base salary, and the stock ownership objective of our other executive officers is that number of shares with a value of at least half of his or her annual base salary.  The Compensation Committee has discretion to reduce the amount of a named executive officer’s annual cash incentive compensation awards if the named executive officer is not making evident progress towards achieving his or her objective.

Our named executive officers’ ownership targets, actual ownership and deadline for compliance with our stock ownership guidelines as of December 31, 2014, were as follows:

Name	Target(1)		Actual Ownership(2)	Deadline(3)
Brian J. Kelley	47,518	(4)	9,343	March 31, 2019
Brian H. Callahan	14,539	(5)	56,643	August 3, 2017
Mardoqueo Marquez, Jr	12,765		43,814	March 5, 2018
William K. Birnie	12,765	(6)	35,023	March 5, 2018

(1)                                 Target number of shares.

(2)                                 Actual number of shares owned.  Under our stock ownership guidelines for our named executive officers, “Actual Ownership” includes the shares of our Common Stock actually owned by the named executive officer and his or her immediate family members that share the same household, whether held individually or jointly.  Shares of unvested restricted stock and unexercised stock options are included in Actual Ownership.

(3)                                 The deadline is the five-year anniversary of being appointed to an executive position.  However, the Compensation Committee has the authority to modify a named executive officer’s objectives in case of hardship.

(4)                                 Annual base salary of $335,000 divided by the closing price of our Common Stock on December 31, 2014 of $7.05 per share, rounded up to the closest number of whole shares.

(5)                                 One-half of annual base salary of $205,000 divided by the closing price of or Common Stock on December 31, 2014 of $7.05 per share, rounded up to the closest number of whole shares.

(6)                                 One-half of annual base salary of $180,000 divided by the closing price of or Common Stock on December 31, 2014 of $7.05 per share, rounded up to the closest number of whole shares.

Other Compensation

Our named executive officers are eligible to participate in our 401(k) Plan. In any plan year, we make a matching contribution to each management participant up to 4.5% of the participant’s eligible compensation, up to a maximum matching contribution of $17,500 (for 2014).  Matching contributions are applicable to all plan eligible employees.  Each of our named executive officers participated in our 401(k) Plan during the year ended December 31, 2014 and received matching contributions.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2014

The table below presents information regarding the number and value of unexercised stock options and the number and value of restricted stock awards held by our named executive officers at December 31, 2014.

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options (#)	Option Exercise	Option Expiration	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
Name	(#) Exercisable	Unexercisable	Price ($)	Date	(#)(1)	($)(2)

Brian J. Kelley	—	—	$—	—
Chief Executive Officer					3,343	$23,568

Brian H. Callahan	1,834	3,666	$10.80	3/11/2023
Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer	5,000	10,000	$9.90	3/22/2023
					21,667	$152,752

Mardoqueo Marquez, Jr.	4,940	2,469	$14.38	2/24/2022
Executive Vice President, Chief Technology Officer	4,333	8,667	$9.90	3/22/2023

					17,283	$121,845

William K. Birnie	4,333	8,667	$9.90	3/22/2023
Executive Vice President, Chief Marketing Officer					16,667	$117,502

(1)                     Assuming continuous service as an employee with us, these unvested shares of restricted stock will vest as follows:

Name	Shares	Vesting Date
Brian Kelley	1,114	1/7/2015
	1,114	1/7/2016
	1,115	1/7/2017

Brian H. Callahan	2,500	3/11/2015
	2,500	3/11/2016
	8,333	3/22/2015
	8,334	3/22/2016

Mardoqueo Marquez, Jr.	616	2/24/2015
	8,333	3/22/2015
	8,334	3/22/2016

William K. Birnie	8,333	3/22/2015
	8,334	3/22/2016

(2)                     Amounts shown in this column are based on a closing price of $7.05 for our Common Stock on December 31, 2014.

2014 Option Exercises and Stock Vested

The table below presents information regarding the number and realized value of stock awards that vested during 2014 for each of our named executive officers.  None of the named executive officers exercised any stock options during 2014.

Name	Number of Shares Acquired on Vesting	Value Realized on Vesting
Brian J. Kelley	—	—
Brian H. Callahan	10,833	$94,789
Mardoqueo Marquez, Jr.	8,951	$78,488
William K. Birnie	8,333	$72,914

Pension Benefits

We do not provide any defined benefit and actuarial pension plans for our named executive officers.  Accordingly, no tabular disclosure is being provided under this heading.

Nonqualified Deferred Compensation

We do not provide any nonqualified deferred compensation arrangements for our named executive officers.  Accordingly, no tabular disclosure is being provided under this heading.

David Cuthbert - Former President, Chief Executive Officer

On March 31, 2014, Mr. Cuthbert was terminated as President and Chief Executive Officer of Alteva.  In consideration for Mr. Cuthbert’s execution of the settlement agreement, the Company agreed to pay to Mr. Cuthbert the amount of $750,000 less certain taxes and withholdings, which was paid out on October 28, 2014, and $26,701 for accrued unused vacation. Additional information regarding the settlement agreement can be found in note 17 to the consolidated financial statements included in the Annual Report on From 10-K for the year ended December 31, 2014, filed with the SEC on March 17, 2015, and on Form 8-K filed with the Securities and Exchange Commission on October 22, 2014.

PROPOSAL 5:  ADVISORY VOTE ON OUR EXECUTIVE COMPENSATION

As required under the Dodd-Frank Act and pursuant to Section 14A of the Exchange Act, we are providing our Shareholders the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as described herein, including the compensation tables and related narrative disclosure contained in this proxy statement.

Before you vote on the resolution below, we encourage you to carefully read the section of this proxy statement for important details on our executive compensation programs, including our compensation philosophy and objectives, as well as the processes our Compensation Committee used to determine the structure and amounts of the compensation of our named executive officers in 2014. Given the developments described under “The Merger,” including “The Merger—Interests of Alteva’s Directors and Executive Officers in the Merger,” the Compensation Committee reminds the Shareholders that this proposal related solely to the compensation paid to the Company’s named executive officers for their services rendered in 2014.

We are asking you to indicate your support for the compensation of our named executive officers as described in “Executive Officers,” “2014 Summary Compensation Table” and “Outstanding Equity Awards as of December 31, 2014” herein.  This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in the foregoing sections.  Accordingly, we are asking you to vote, on an advisory basis, “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Alteva named executive officers, as disclosed in the proxy statement pursuant to the SEC’s compensation disclosure rules, including the compensation tables and narrative discussion set forth therein, is hereby approved.”

As indicated above, the Stockholder vote on this resolution will not be binding on us or on the Board of Directors, and will not be construed as overruling any decision by us or the Board of Directors.

Board Recommendation

The Board of Directors unanimously recommends that Shareholders vote in favor of the proposal to approve the compensation of our named executive officers as described in this proxy statement, including the compensation tables and related narrative disclosures, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxy FOR such proposal.

PROPOSAL 6:  RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2015.  The selection is being presented to shareholders for ratification at the Annual Meeting.  The Audit Committee will consider the outcome of this vote when selecting our independent registered public accounting firm for subsequent years.

We have been advised by Ernst & Young LLP that a representative will be present at the Annual Meeting and will be available to respond to appropriate questions.  We intend to give such representative the opportunity to make a statement if he or she should so desire.

Fees Paid to Auditors

The following table shows the fees for professional services provided by Ernst & Young LLP during the years ended December 31, 2013 and 2014:

	2014	2013
Audit Fees	$460,050	$568,448
Audit Related Fees	2,157	2,157
Tax Fees	6,000	—
	$468,207	$570,605

Audit Fees

Audit fees paid to Ernst & Young LLP during the year ended December 31, 2014 and December 31, 2013, respectively were for professional services rendered in connection with the audit of our consolidated financial statements, the review of financial statements included in our Quarterly Reports on Form 10-Q, the audit of the Annual Report on Form 11-K for the Alteva 401(k) Plan and issuance of consents. Audit fees paid to Ernst & Young LLP during the year ended December 31, 2013 also included professional services rendered in connection with the audit of our internal control over financial reporting.

Audit-Related Fees

Audit-related fees paid to Ernst & Young LLP during the year ended December 31, 2014 and December 31, 2013 were for a subscription to its online accounting research tool.

Tax Fees

Tax fees paid to Ernst & Young LLP during the year ended December 31, 2014 were for professional services rendered in connection with tax planning strategies related to the O-P investment (more information about the O-P investment can be found in our Form 10-K for the fiscal year ended December 31, 2014 and subsequent Form 10-QS ).

Pre-approval Policy

The Audit Committee pre-approves all audit and permitted non-audit services performed for us by our independent registered public accounting firm.  The Audit Committee considers each service individually and in advance of its performance and does not currently have a pre-established set of criteria that could be applied to services without requiring separate consideration by the committee.  In determining whether to approve a particular permitted non-audit service, the Audit Committee considers all ways in which such service could compromise or appear to compromise the independence of our independent registered public accounting firm.

For the year ended December 31, 2014, Ernst & Young LLC provided no services to us other than those described above.  All such services provided by and fees paid to Ernst & Young LLC were pre-approved by the Audit Committee.

Independence Analysis by Audit Committee

The Audit Committee has considered whether the provision of services described above was compatible with maintaining the independence of Ernst & Young LLP and determined that the provision of such services was compatible with such firm’s independence.

Board Recommendation

The Board of Directors recommends that Shareholders vote in favor of the proposal to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2015, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxy FOR such proposal.

PROPOSAL 7:  ADJOURNMENT OF ANNUAL MEETING

We are asking you to approve a proposal to adjourn the Annual Meeting to a later date if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the proposal to adopt the Merger Agreement. If the Shareholders approve this proposal, we could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including solicitation of proxies from Shareholders that have previously returned properly executed proxies voting against adoption of the Merger Agreement. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes against adoption of the Merger Agreement such that the proposal to adopt the Merger Agreement would be defeated, we could adjourn the Annual Meeting without a vote on the adoption of the Merger Agreement and seek to convince the holders of those shares to change their votes to votes in favor of adoption of the Merger Agreement.

Any adjournment of the Annual Meeting for the purpose of soliciting additional votes to approve the Merger Agreement will allow Alteva’s shareholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting, as adjourned or postponed. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice need be given unless the adjournment is for more than 30 days or Alteva is required to change the record date.

Board Recommendation

The Board of Directors recommends that you vote “FOR” the approval of the adjournment of the Annual Meeting, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxy FOR such proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The table below presents certain information, as of September 23, 2015, regarding persons known to us to be the beneficial owner of more than 5% of our Common Stock, with percentages based on 6,004,990 shares of Common Stock outstanding.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Class
North Star Investment Management Corporation (1)	611,012	10.18%
20 N Upper Wacker Drive Chicago, Illinois 60606

Juniper Investment Company, LLC (2)	467,176	7.79%
600 Madison Avenue, 16th Floor New York, New York 10022

(1)         Based on Schedule 13D/A filed with the SEC on August 25, 2015 by North Star Investment Management Corporation (“North Star”). North Star reports sole voting and sole dispositive power with respect to 477,032 shares and 133,980 shared dispositive power.

(2)         Based on a Schedule 13D/A filed with the Securities and Exchange Commission on May 1, 2015 by Juniper. Juniper reports sole voting and dispositive power with respect to 467,176 shares.

SECURITY OWNERSHIP OF MANAGEMENT

The table below presents certain information, as of September 23, 2015 regarding shares of our Common Stock held by: (1) each of our directors; (2) each of our named executive officers; and (3) all directors and executive officers as a group.

Name of Beneficial Owner	Title Class	Number of Shares Beneficially Owned (1)		Percent of Class (1)

Jeffrey D. Alario	Common	19,276	(3)	*
Douglas B. Benedict	Common	12,737	(4)	*
Kelly C. Bloss	Common	20,003		*
Edward J. Morea	Common	6,812		*
William K. Birnie	Common	33,562	(2)(5)	*
Brian H. Callahan	Common	54050	(2)(6)	*
Brian J. Kelley	Common	26,702	(2)	*
Mardoqueo Marquez, Jr.	Common	42,319	(2)(7)	*
Andrea E. McHugh	Common	9,207	(2)(8)	*
All Directors and Officers		215,461		3.74

(1)                                 As reported by such persons as of September 23, 2015, with percentages based on shares of Common Stock outstanding, except where the person has the right to receive shares within the next 60 days (as indicated in the other footnotes to this table), which increases the number of shares beneficially owned by such person and the number of shares outstanding.  Under the rules of the Securities and Exchange Commission, “beneficial ownership” is deemed to include shares for which an individual, directly or indirectly, has or shares voting or dispositive power, whether or not they are held for the individual’s benefit, and includes shares that may be acquired within 60 days, including, but not limited to, the right to acquire shares by the exercise of options.  Shares that may be acquired within 60 days are referred to in the footnotes to this table as “presently exercisable options.”  Unless otherwise indicated in the other footnotes to this table, each shareholder named in the table has sole voting and investment power with respect to all of the shares shown as owned by the shareholder.  We have omitted percentages of less than 1% from the table as noted by an asterisk.

(2)                                 The amount shown for each named executive officer includes shares of restricted stock.

(3)                                 The amount shown includes 200 shares of Common Stock held in trust for the benefit of each of Mr. Alario’s two sons.

(4)                                 The amount shown includes 100 shares of Common Stock held by Mr. Benedict’s spouse and 150 shares of Common Stock held by each of Mr. Benedict’s two sons.

(5)                                 The amount shown includes presently exercisable options to purchase 8,666 shares.

(6)                                 The amount shown includes presently exercisable options to purchase 13,666 shares.

(7)                                 The amount shown includes presently exercisable options to purchase 16,075 shares.

(8)                                 The amount shown includes presently exercisable options to purchase 3,332 shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures for Review, Approval, or Ratification of Related Person Transactions

Transactions between our company and any director, executive officer or his or her immediate family members are subject to review and approval by our Audit Committee.

Although the Board of Directors has not established a written policy regarding the approval of related person transactions, when evaluating relationships and transactions, the Audit Committee considers:  (1) the nature of the related person’s interest in the transaction; (2) the material terms of the transaction, including the amount and type of transaction; (3) the importance of the transaction to the related person and to us; (4) whether the transaction would impair the judgment of a director or executive officer to act in our best interest; and (5) any other matters the committee deems appropriate.

To the extent that the transaction involves an independent director, consideration is also given, as applicable, to the listing standards of the NYSE MKT and other relevant rules related to independence.

In addition, the Audit Committee reviews existing related person transactions, if any, at least annually.

Director Independence

The Board of Directors has determined each of our non-employee directors is independent pursuant to the independence standards of the NYSE MKT.

In addition, the Audit Committee reviews existing related person transactions, if any, at least annually.

SHAREHOLDER PROPOSALS FOR THE 2016 ANNUAL MEETING

Proposals Submitted for Inclusion in Our Proxy Materials

We will include shareholder proposals in our proxy materials for the 2016 annual meeting of holders of our equity securities, if such proposals comply with Rule 14a-8 under the Exchange Act.  Among other things, Rule 14a-8 requires that we receive such proposals no later than 120 days prior to the one-year anniversary of this proxy statement.  Thus, for the 2016 annual meeting, we must receive shareholder proposals submitted for inclusion in our proxy materials no later than July 12, 2016.  This is also the date by which any such proposal must be submitted to be brought before the 2016 annual meeting under the advance notice provisions of our by-laws.  We will not include in our proxy materials shareholder proposals received after this date.  Shareholder proposals submitted for inclusion in our proxy materials should be mailed to the following address: Alteva, 400 Market Street, Suite 1100, Philadelphia, PA 19106 Attention: Corporate Secretary.

Proposals Not Submitted for Inclusion in Our Proxy Materials

Shareholder proposals that are not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the Exchange Act, as described above, may be brought before the 2016 annual meeting in accordance with Rule 14a-4(c) under the Exchange Act.  Under our By-laws, we must receive such proposals no later than 120 days prior to the one-year anniversary of mailing this proxy statement (which is the date specified by the advance notice provisions of our by-laws). Thus, for the 2016 annual meeting, we must receive shareholder proposals that are not submitted for inclusion in our proxy materials but are proposed to be brought before the Annual Meeting no later than July 12, 2016. Shareholder proposals that are not submitted for inclusion in our proxy statement should be mailed to the following address:  Alteva, 400 Market Street, Suite 1100, Philadelphia, PA 19106 Attention: Corporate Secretary.

Other Matters

An eligible shareholder has separately notified us of its intent to present the Floor Proposal (described above) at the Annual Meeting. If approved, the Floor Proposal would, among other things, amend Article III, Section 2 of the Company’s by-laws to “provide that the entire Board shall consist of five members, including with respect to the directors to be elected at the 2015 Annual Meeting.”  The Company knows of no other matters to be submitted to the shareholders at the Annual Meeting, other than the proposals referred to in this Proxy Statement and the possible submission of the Floor Proposal.

The Floor Proposal was not submitted under Rule 14a-8 under the Exchange Act, and the shareholder did not seek to have the Floor Proposal included in this Proxy Statement.  Accordingly, the Floor Proposal may be presented at the Annual Meeting but is not included in this Proxy Statement. If the Floor Proposal is presented at the Annual Meeting, then to the extent permitted by applicable rules, the proxy holders will have, and intend to exercise, discretionary voting authority under Rule 14a-4(c) under the Exchange Act to vote AGAINST the Floor Proposal.  If any other matters properly come before the shareholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

WHERE YOU CAN FIND MORE INFORMATION

We have enclosed our 2014 Annual Report with this proxy statement.  Our Annual Report on Form 10-K for the year ended December 31, 2014, as amended and as filed with the SEC, is included in our 2014 Annual Report. Our 2014 Annual Report includes our audited consolidated financial statements, along with other information about us, which we encourage you to read.

You can obtain, free of charge, an additional copy of our Form 10-K by:

•                  accessing our website, http://alteva.com/company/investors;

•                  writing to us at: Alteva, Inc. 400 Market Street, Suite 1100, Philadelphia, PA 19106 Attention: Corporate Secretary; or

•                  calling us at (845) 986-8080.

You can also obtain a copy of our Annual Report on Form 10-K and all other reports and information that we file with, or furnish to, the SEC, from the SEC’s EDGAR database at http://www.sec.gov.

The information contained on our website is not a part of this proxy statement.

If you have any questions concerning the Merger, the Annual Meeting or the proxy statement, would like additional copies of the enclosed proxy statement or need help voting your shares of Common Stock, please contact our proxy solicitor:

Georgeson Inc.

480 Washington Blvd., 26th Floor

Jersey City, NJ 07310

Shareholders Call Toll-Free:  (888) 206-5896

No persons have been authorized to give any information or to make any representations other than those contained in this proxy statement and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or any other person. This proxy statement is dated October 7, 2015. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to shareholders shall not create any implication to the contrary.

ANNEX A
Agreement and Plan of Merger

AGREEMENT AND PLAN OF MERGER

dated as of September 2, 2015,

among

MBS HOLDINGS, INC.

ARROW MERGER SUBSIDIARY, INC.

and

ALTEVA, INC.

A-i

A-ii

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of September 2, 2015, is entered into among MBS HOLDINGS, INC., a Delaware corporation (“Parent”), ARROW MERGER SUBSIDIARY, INC., a New York corporation and an indirect wholly-owned Subsidiary of Parent (“Merger Sub”), and ALTEVA, INC., a New York corporation (the “Company”).  Capitalized terms used in this Agreement are used as defined in Section 8.03.

RECITALS

WHEREAS, pursuant to this Agreement, and upon the terms and subject to the conditions set forth herein, Merger Sub will be merged with and into the Company with the Company continuing as the surviving corporation (the “Merger,” and together with the other transactions contemplated by this Agreement, the “Transactions”), in accordance with the New York Business Corporation Law (the “NYBCL”), whereby, other than as set forth herein, each issued and outstanding (i) common share, par value $0.01 per share, of the Company (the “Common Stock”), will be converted into the right to receive the Common Stock Merger Consideration, and (ii) 5% series preferred share, par value $100 per share, of the Company (the “Senior Preferred Stock”), will be converted into the right to receive the Senior Preferred Stock Merger Consideration, in each instance, subject to any withholding of taxes required by applicable Law;

WHEREAS, the Board of Directors of the Company (the “Board”) has unanimously (i) determined that it is in the best interests of the Company and its shareholders, and declared it advisable, to enter into this Agreement, (ii) approved the execution, delivery and performance by the Company of this Agreement and the consummation of the Transactions, including the Merger and (iii) resolved, subject to the terms and conditions set forth herein, to recommend adoption of this Agreement by the shareholders of the Company;

WHEREAS, the Board of Directors of Parent and Merger Sub, on the terms and subject to the conditions set forth herein, have unanimously approved and declared advisable this Agreement and the consummation of the Transactions, including the Merger;

WHEREAS, concurrently with the execution of this Agreement, and as a condition and inducement to the willingness of Parent and Merger Sub to enter into this Agreement, certain officers and directors of the Company as identified on Schedule A attached thereto are entering into a voting agreement (the “Voting Agreement”) with Parent pursuant to which, among other things, such persons (solely in their capacity as shareholders) have agreed, on the terms and subject to the conditions set forth in the Voting Agreement, to vote the Common Stock owned by them in favor of the Merger, this Agreement and the Transactions; and

WHEREAS, Parent, Merger Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and the Transactions and also to prescribe various conditions to the Merger.

AGREEMENT

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the conditions set forth herein, the parties intending to be legally bound hereto agree as follows:

ARTICLE I

THE MERGER

Section 1.01          The Merger.  Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the NYBCL, at the Effective Time, (a) Merger Sub shall be merged with and into the Company and the separate corporate existence of Merger Sub shall cease, and (b) the Company shall continue as the surviving corporation of the Merger (the “Surviving Corporation”) and shall succeed to and assume all the rights and obligations of Merger Sub in accordance with the NYBCL.

Section 1.02          Closing.  The closing of the Merger (the “Closing”) will take place at 10:00 a.m., Eastern Time, on a date to be specified by the Company and Parent, which shall be no later than the second (2nd) Business Day after satisfaction or (to the extent permitted by applicable Law and this Agreement) waiver of the conditions set forth in ARTICLE VI (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or (to the extent permitted by applicable Law and this Agreement) waiver of those conditions), at the offices of DLA Piper LLP (US), 1251 Avenue of the Americas, New York, New York 10020, unless another time, date or place is agreed to in writing by Parent and the Company. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date.”

Section 1.03          Effective Time.  On the Closing Date, the Company and Merger Sub shall (a) file a certificate of merger with the New York Department of State (the “Department of State”) in such form as is required by, and executed in accordance with, the relevant provisions of the NYBCL (the “Certificate of Merger”), and (b) make all other filings or recordings required by the NYBCL to effectuate the Merger.  The Merger shall become effective at such time as the Certificate of Merger is duly filed with, and accepted by, the Department of State or at such subsequent date and time as the Company and Merger Sub shall agree and specify in the Certificate of Merger in accordance with the NYBCL (the date and time that the Merger becomes effective is referred to as the “Effective Time”).

Section 1.04          Effects of the Merger.  At and after the Effective Time, the Merger shall have the effects set forth in Section 906 of the NYBCL and this Agreement.  Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all property, rights, privileges, immunities, powers, and purposes of the Company and Merger Sub shall vest in the Surviving Corporation, and all liabilities, obligations and duties of the Company and Merger Sub shall become the liabilities, obligations and duties of the Surviving Corporation.

Section 1.05          Certificate of Incorporation and Bylaws.  The certificate of incorporation and bylaws of the Surviving Corporation, in each instance, in effect immediately prior to the Effective Time, shall be amended and restated at the Effective Time to conform to the certificate of incorporation and bylaws of Merger Sub as in effect immediately prior to the Effective Time

(except that the name of the Surviving Corporation shall be “Alteva, Inc.”), and, as so amended and restated, (a) such amended and restated certificate of incorporation shall be the amended and restated certificate of incorporation of the Surviving Corporation, and (b) such amended and restated bylaws shall be the amended and restated bylaws of the Surviving Corporation, in each instance, until thereafter changed or amended as provided therein or by applicable Law.

Section 1.06          Officers and Directors.  As of the Effective Time, the Persons listed on Annex I hereto shall be the officers of the Surviving Corporation, until the earlier of their death, resignation or removal or until their respective successors are duly elected and qualified in accordance with applicable Law, as the case may be.  As of the Effective Time, the directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation, until the earlier of their death, resignation or removal or until their respective successors are duly elected and qualified in accordance with applicable Law, as the case may be.

ARTICLE II

EFFECT OF MERGER ON CAPITAL STOCK OF CONSTITUENT CORPORATIONS; COMPANY STOCK OPTIONS; EXCHANGE OF CERTIFICATES

Section 2.01          Effect on Outstanding Capital Stock.  At the Effective Time, by virtue of the Merger and without any action on the part of Merger Sub, the Company or the holders of any shares of Common Stock, Senior Preferred Stock or common stock, par value $0.01 per share, of Merger Sub (the “Merger Sub Common Stock”):

(a)           each share of Common Stock or Senior Preferred Stock (i) held by the Company as treasury stock, (ii) owned by any direct or indirect wholly-owned Company Subsidiary, or (iii) that is issued or outstanding and owned directly or indirectly by Parent or Merger Sub immediately prior to the Effective Time (collectively, the “Cancelled Shares”) shall be automatically cancelled and retired and shall cease to exist, and no cash, stock or other consideration shall be delivered or deliverable in exchange therefor;

(b)           each share of Merger Sub Common Stock that is issued and outstanding immediately prior to the Effective Time shall be converted into and become one (1) validly issued, fully paid and non-assessable share of common stock, par value $0.01 per share, of the Surviving Corporation;

(c)           each share of Senior Preferred Stock that is issued and outstanding immediately prior to the Effective Time, other than shares of Senior Preferred Stock that constitute either Cancelled Shares or Dissenting Shares, shall automatically be converted into the right to receive an amount in cash equal to the par value of such shares ($100.00) plus any accrued but unpaid dividends thereon to the Effective Date, without interest and subject to any withholding of taxes required by applicable Law (the “Senior Preferred Stock Merger Consideration”) and all such shares of Senior Preferred Stock shall cease to be outstanding and shall be automatically cancelled and retired and shall cease to exist, and each holder of a certificate (a “Senior Preferred Stock Certificate”) or book-entry shares (“Senior Preferred Book-Entry Shares”) that, immediately prior to the Effective Time, represented any shares of Senior Preferred Stock shall thereafter cease to have any rights with respect to such shares of Senior Preferred Stock, except, in all cases, the right to receive (other than with respect to shares of

Senior Preferred Stock that constitute either Cancelled Shares or Dissenting Shares) the Senior Preferred Stock Merger Consideration, without interest, to be paid in consideration therefor upon surrender of such Certificate in accordance with Section 2.05; and

(d)           each share of Common Stock that is issued and outstanding immediately prior to the Effective Time, other than shares of Common Stock that constitute Cancelled Shares, shall automatically be converted into the right to receive an amount in cash equal to $4.70, without interest and subject to any withholding of taxes required by applicable Law (the “Common Stock Merger Consideration” and, together with the Senior Preferred Stock Merger Consideration, the “Merger Consideration”) and all such shares of Common Stock shall cease to be outstanding and shall be automatically cancelled and retired and shall cease to exist, and each holder of a certificate (a “Common Stock Certificate” and, together with the Senior Preferred Stock Certificates, each a “Stock Certificate”) or book-entry shares (“Common Stock Book-Entry Shares” and, together with the Senior Preferred Book-Entry Shares, the “Book-Entry Shares”) that, immediately prior to the Effective Time, represented any shares of Common Stock shall thereafter cease to have any rights with respect to such shares of Common Stock, except, in all cases, the right to receive (other than with respect to shares of Common Stock that constitute Cancelled Shares) the Common Stock Merger Consideration, without interest, to be paid in consideration therefor upon surrender of such Certificate in accordance with Section 2.05.

Section 2.02          Appraisal Rights.

(a)           With respect to shares of Common Stock, no appraisal rights shall be available in connection with the consummation of the Merger or the other Transactions.

(b)           Notwithstanding any provision of this Agreement to the contrary, to the extent that the right to demand payment of fair value for shares of Senior Preferred Stock in connection with the Merger is available under the NYBCL, any outstanding share of Senior Preferred Stock that so qualifies and is held by a Dissenting Shareholder (“Dissenting Shares”) shall not be converted into the right to receive the Senior Preferred Stock Merger Consideration, but shall become the right to receive such consideration as may be determined to be due to such Dissenting Shareholder pursuant to the NYBCL; provided, however, that each such share of Senior Preferred Stock outstanding immediately prior to the Effective Time held by a Dissenting Shareholder who, after the Effective Time, withdraws its demand or fails to perfect or otherwise loses its right to receive payment of fair value, pursuant to the NYBCL, shall be deemed to be converted as of the Effective Time into the right to receive the Senior Preferred Stock Merger Consideration, without interest.  As used in this Agreement, “Dissenting Shareholder” means any record holder or beneficial owner of shares of Senior Preferred Stock who is entitled to demand and receive payment of the fair value of such holder’s shares of Senior Preferred Stock pursuant to Section 910 of the NYBCL and who complies with all of the applicable provisions of the NYBCL (including Section 623 of the NYBCL) concerning the right of holders of shares of Senior Preferred Stock to object to the Merger and obtain fair value for such shares.

(c)           The Company shall give Parent (i) prompt notice of any demands for payment of fair value pursuant to the applicable provisions of the NYBCL received by the Company, attempted withdrawals of such demands, and any other instruments served pursuant to the NYBCL and received by the Company relating to rights of appraisal and (ii) the opportunity to participate in and direct the conduct of all negotiations and proceedings with respect to demands for payment of fair value under the NYBCL.  The Company shall not, except with the prior written consent of Parent, make any payment with respect to any such demands for payment of fair value, or settle, or offer to settle, or otherwise negotiate any such demands for payment of fair value.

Section 2.03          Restricted Stock; Company Stock Options.

(a)           Restricted Stock.  Prior to the Effective Time, the Company shall take, and cause the Board or any committee administering the Company’s 2008 Long-Term Incentive Plan, as amended (the “Stock Plan”) to adopt resolutions approving the taking of, all actions to provide that each share of Common Stock outstanding immediately prior to the Effective Time that is subject to vesting or other lapse restrictions pursuant to the Stock Plan or any applicable restricted stock award agreement (collectively, “Restricted Stock”) (i) shall automatically vest and become free of such restrictions immediately prior to the Effective Time, (ii) shall cease to be outstanding and shall be automatically cancelled and retired and shall cease to exist, and (iii) shall be automatically converted into the right to receive the Common Stock Merger Consideration in accordance with Section 2.01(d); provided, however, that the Common Stock Merger Consideration to be paid with respect to any such shares of Restricted Stock shall be paid net of any applicable tax withholdings as set forth in Section 2.03(b)(ii) below, which the Surviving Corporation or the Parent, as the case may be, shall promptly pay when due to the appropriate Governmental Entity for the account of each holder of the Restricted Stock.

(b)           Stock Options.

(i)            At or prior to the Effective Time, with respect to each Company stock option outstanding immediately prior to the Effective Time, whether or not then exercisable or vested, that represents the right to acquire shares of Common Stock under the Stock Plan or otherwise (such options, the “Cash Out Options”), the Company shall take, and cause the Board or any committee administering the Stock Plan to adopt resolutions to provide that each such Cash Out Option shall as of the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company, the holder of the option or any other Person (A) automatically become fully vested and exercisable, (B) cease to be outstanding and be automatically cancelled and cease to exist, and (C) be automatically converted into the right to receive the Option Cash Amount.  For purposes of this Section 2.03(b)(i), the “Option Cash Amount” shall mean the product of (1) the excess, if any, of the Common Stock Merger Consideration over the exercise price per share of the applicable Cash Out Option, and (2) the number of shares of Common Stock subject to the applicable Cash Out Option; provided, however, that the Option Cash Amount shall be paid net of any applicable tax withholdings as set forth in Section 2.03(b)(ii) below, which the Surviving Corporation or the Parent, as the case may be, shall promptly pay when due to the appropriate Governmental Entity for the account of each holder of the Cash Out Option.

(ii)           At the Effective Time, Parent shall pay the aggregate Option Cash Amount payable by the Surviving Corporation with respect to all Cash Out Options, to the account or accounts designated by the Company by wire transfer of immediately available United States funds.  Promptly after the Effective Time (but in no event later than the second

(2nd) Business Day thereafter), the Surviving Corporation shall pay the holders of Cash Out Options, as the case may be, the cash payments specified in this Section 2.03(b).  No interest shall be paid or accrue on such cash payments.  To the extent that the Surviving Corporation or Parent is required to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Cash Out Options or any holder of Restricted Stock with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the “Code”), or any provision of any other tax Law, the amounts so deducted and withheld and paid over to the appropriate taxing authority by the Surviving Corporation or Parent shall be treated for all purposes of this Agreement as having been paid to the holder of Cash Out Options or Restricted Stock in respect of which such deduction and withholding was made by the Surviving Corporation.

Section 2.04          Certain Adjustments.  Notwithstanding any provision of this ARTICLE II to the contrary, if, between the date of this Agreement and the Effective Time, (a) the outstanding shares of Senior Preferred Stock or Common Stock shall have been increased, decreased, changed into or exchanged for a different number of shares or different class, in each case, by reason of any reclassification, recapitalization, stock split (including reverse stock split), split-up, combination or exchange or readjustment of shares or (b) a stock dividend or dividend payable in any other securities of the Company shall be declared with a record date within such period shall have occurred, then in each case the Senior Preferred Stock Merger Consideration, the Common Stock Merger Consideration and/or the Option Cash Amount, as applicable, shall be appropriately adjusted to provide the holders of shares of Senior Preferred Stock, Common Stock and Cash Out Options, respectively, the same economic effect as contemplated by this Agreement prior to such event.

Section 2.05          Exchange of Stock Certificates and Book-Entry Shares; Paying Agent.

(a)           Paying Agent.  Prior to the Closing Date, Parent shall designate, and enter into an agreement with, a bank or trust company reasonably acceptable to the Company to act as paying agent (the “Paying Agent”) for the (i) Senior Preferred Stock Merger Consideration payable to holders of Senior Preferred Stock, and (ii) Common Stock Merger Consideration payable to holders of Common Stock, in each instance, payable as a result of the consummation of the Merger upon surrender of Stock Certificates or Book-Entry Shares, as applicable.  Immediately prior to the filing of the Certificate of Merger in accordance with the NYBCL, (x) the Company will deposit, or cause to be deposited, with the Paying Agent an amount of cash determined by Parent (which amount shall not exceed the difference between available unrestricted cash on hand minus the sum of (i) reserves for payments to be made pursuant to Section 5.14 of this Agreement, and (ii) any outstanding checks issued by the Company or any Company Subsidiary) and (y) Parent will deposit, or cause to be deposited, with the Paying Agent an amount of cash sufficient, when added to the amount of cash deposited by the Company pursuant to Section 2.05(a)(x), to effect the payment of the aggregate Merger Consideration.  Such aggregate Merger Consideration, once deposited with the Paying Agent, shall, pending its disbursement to holders of shares of (A) Senior Preferred Stock that have been converted into the right to receive Senior Preferred Merger Consideration pursuant to Section 2.01(c) and (B) Common Stock that have been converted into the right to receive Common Stock Merger Consideration pursuant to Section 2.01(d), shall be held in trust for the benefit of such holders and shall not be used for any other purposes.

(b)           Payment Procedures.  As soon as practicable after the Effective Time (but no later than the second (2nd) Business Day thereafter), the Surviving Corporation shall cause the Paying Agent to mail to each holder of record of Senior Preferred Stock and Common Stock as of immediately prior to the Effective Time (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Stock Certificates and Book-Entry Shares shall pass, only upon proper delivery of the Stock Certificates or Book-Entry Shares, as applicable, held by a holder to the Paying Agent and shall be in such form and have such other provisions as the Company, Parent and the Surviving Corporation may reasonably agree upon prior to the Effective Time), and (ii) instructions for use in effecting the surrender of the Stock Certificates and Book-Entry Shares in exchange for payment of the applicable portion of the Merger Consideration to which the holder thereof is entitled.  Upon surrender of a Stock Certificate or Book-Entry Shares, as applicable, for cancellation to the Paying Agent, together with such letter of transmittal, duly completed and validly executed, and such other documents as the Paying Agent may reasonably require, the holder of such Stock Certificate or Book-Entry Shares, as applicable, shall be entitled to receive the applicable portion of the Merger Consideration to which the holder thereof is entitled in accordance with the terms of this ARTICLE II, without interest, in exchange for each share of Senior Preferred Stock or Common Stock, as applicable, formerly represented by such Stock Certificate or Book-Entry Shares, as applicable, and the Stock Certificate or Book-Entry Shares, as applicable, so surrendered shall forthwith be cancelled.  Until surrendered as contemplated by this Section 2.05(b), each Stock Certificate or Book-Entry Shares, as applicable (other than a Stock Certificate or Book-Entry Shares, as applicable, representing shares of Senior Preferred Stock or Common Stock that constitute either Cancelled Shares or Dissenting Shares, as applicable), shall be deemed, at any time after the Effective Time, to represent only the right to receive upon such surrender the Merger Consideration, without interest, into which the shares of Senior Preferred Stock or Common Stock theretofore represented by such Stock Certificate or Book-Entry Shares, as applicable, shall have been converted pursuant to Sections 2.01(c) or (d), as applicable.

(c)           No Further Ownership Rights; Transfer Books.  All consideration paid upon the surrender of a Stock Certificate or Book-Entry Shares, as applicable, in accordance with the terms of this ARTICLE II shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Senior Preferred Stock or Common Stock theretofore represented by such Stock Certificate or Book-Entry Shares, as applicable, and, at the Effective Time, the stock transfer books of the Company shall be closed and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Senior Preferred Stock or Common Stock which were outstanding immediately prior to the Effective Time. From and after the Effective Time, the holders of Stock Certificates or Book-Entry Shares, as applicable, that evidenced ownership of either shares of Senior Preferred Stock or Common Stock, in each instance, outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such shares of Senior Preferred Stock or Common Stock, as applicable, except as otherwise provided for herein or by applicable Law.  If, after the Effective Time, Stock Certificates or Book-Entry Shares, as applicable, are presented to the Surviving Corporation, Parent or the Paying Agent for any reason, they shall be cancelled and exchanged as provided in this ARTICLE II, except as otherwise provided by applicable Law.

(d)           Undistributed Merger Consideration.  Any portion of the funds made available to the Paying Agent pursuant to Section 2.05(a) that remains undistributed to holders of

Stock Certificates or Book-Entry Shares, as applicable, on the date that is one (1) year after the Effective Time shall be delivered to the Surviving Corporation or its designee, and any holder of a Stock Certificate or Book-Entry Shares, as applicable, who has not theretofore complied with this ARTICLE II shall thereafter look only to the Surviving Corporation (subject to abandoned property, escheat or other similar Laws) and only as a general creditor thereof with respect to the payment of any Merger Consideration to which such holder is entitled pursuant to this ARTICLE II upon surrender of a Stock Certificate or Book-Entry Shares, as applicable.  Any portion of the funds made available to the Paying Agent pursuant to Section 2.05(a) that remains unclaimed by holders of Stock Certificates or Book-Entry Shares, as applicable, on the date that is immediately prior to such time as such amounts would otherwise escheat to or become property of any Governmental Entity shall, to the extent permitted by Law, become the property of the Surviving Corporation, free and clear of all claims or interests of any Person previously entitled thereto.

(e)           No Liability.  None of Parent, Merger Sub, the Company, the Surviving Corporation, the Paying Agent or their respective representatives shall be liable to any Person in respect of any Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

(f)            Lost, Stolen or Destroyed Stock Certificates.  If any Stock Certificate shall have been lost, stolen or destroyed, then, upon the making of an affidavit of that fact by the Person claiming such Stock Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting of a bond in customary form in favor of the Surviving Corporation, in such reasonable amount as Surviving Corporation may direct, as an unsecured indemnity against any claim that may be made against it with respect to such Stock Certificate, the Paying Agent shall deliver in exchange for such lost, stolen or destroyed Stock Certificate the Merger Consideration payable pursuant to this Agreement in respect of the shares of Common Stock or Senior Preferred Stock, as applicable, formerly represented by such Certificate, as contemplated by this ARTICLE II.

(g)           Withholding Rights.  The Surviving Corporation and Parent shall be entitled, and shall be entitled to direct the Paying Agent, to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any Person such amounts as Parent, the Surviving Corporation or the Paying Agent is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of any other tax Law.  Other than with respect to deductions or withholdings from payments to the holders of Restricted Stock, prior to any such deduction or withholding (or direction to the Paying Agent to do the same), the Surviving Corporation or Parent, as applicable, shall provide reasonable notice to the Person in respect of which such deduction and withholding will be made. To the extent that amounts are so withheld by the Surviving Corporation, Parent or the Paying Agent, such deducted and withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made by the Surviving Corporation, Parent or the Paying Agent, and shall be paid, by the Surviving Corporation, Parent or Paying Agent, as applicable, to the appropriate Governmental Entity.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.01          Representations and Warranties of the Company.  Except as disclosed in the disclosure letter delivered on the date hereof to Parent and Merger Sub (the “Company Disclosure Letter”) (which exceptions and responses will qualify the section or subsection they specifically reference and will also qualify other sections or subsections in this ARTICLE III to the extent that it is reasonably apparent on the face of an exception or response that such exception or response is applicable to such other section or subsection, whether or not any such section references the Company Disclosure Letter, other than any matters required to be disclosed pursuant to Section 3.01(b) (to the extent related to capitalization), which matters shall be specifically disclosed in the applicable section of the Company Disclosure Letter), the Company represents and warrants to each of Parent and Merger Sub as follows:

(a)           Organization, Standing and Corporate Power.  The Company and each Company Subsidiary is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or formation, as the case may be, and has all requisite corporate or similar power and authority required to own, lease and operate its properties and to carry on its business as presently conducted.  The Company and each Company Subsidiary is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed has not had and would not reasonably be expected to have a Material Adverse Effect.

(b)           Capital Structure.

(i)            The authorized capital stock of the Company consists of (A) ten million (10,000,000) shares of Common Stock and (B) ten million five thousand (10,005,000) preferred shares (“Preferred Stock”), of which five thousand (5,000) shares have been designated as Senior Preferred Stock, par value $100 per share, and ten thousand (10,000) shares have been designated as series A junior participating preferred shares, par value of $0.01 per share (the “Junior Preferred Stock”). As of the close of business on the Business Day immediately preceding the date of this Agreement:

(A)          6,000,731 shares of Common Stock, including the Restricted Stock set forth on Section 3.01(b)(vi) of the Company Disclosure Letter, are issued and outstanding;

(B)          902,434 shares of Common Stock are held by the Company in its treasury;

(C)          362,848 shares of Common Stock were authorized and reserved for issuance upon exercise of outstanding options representing the right to acquire shares of Common Stock (the “Stock Options”) awarded pursuant to, and subject to the terms of, the Stock Plan, 260,555 of which are vested;

(D)          5,000 shares of Senior Preferred Stock are issued and outstanding; and

(E)           none of the authorized shares of Junior Preferred Stock or Preferred Stock (other than the Senior Preferred Stock) are issued and outstanding.

(ii)           All issued and outstanding shares of Common Stock and Senior Preferred Stock of the Company are duly authorized, validly issued, fully paid and non-assessable and are not subject to and were not issued in violation of any preemptive right.

(iii)          There are no bonds, debentures, notes or other Indebtedness of the Company or any Company Subsidiary having, or providing the holders thereof, the right to vote (or which are convertible into, exchangeable for or exercisable for, shares of capital stock of the Company, equity or other securities of the Company having the right to vote) on any matters on which shareholders of the Company may vote.  Other than pursuant to the Stock Plans and the Stock Options, there are no Contracts, agreements or understandings to which the Company or any Company Subsidiary is a party with respect to the issuance of or the voting interest in any shares of capital stock of the Company or which restrict the transfer of any such shares (other than agreements restricting the transfer of Restricted Stock), and to the Company’s Knowledge, as of the date of this Agreement, other than any agreements among shareholders described in a filing on Schedule 13D or an amendment thereto, there are no shareholder agreements, voting trust agreements, registration rights agreements or other similar third party agreements or understandings with respect the disposition or voting of any such shares or which restrict the transfer of any such shares.

(iv)          Other than pursuant to the Stock Plan, the Stock Options, and except for the Common Stock and the Senior Preferred Stock, there are not issued, reserved for issuance or outstanding (A) any shares of capital stock or other voting securities or equity interests of the Company, (B) any securities of the Company or any of the Company Subsidiaries convertible into or exchangeable or exercisable for shares of capital stock or other voting securities or equity interests of the Company or any of the Company Subsidiaries, or (C) any warrants, calls, options, subscriptions, convertible securities or other rights to acquire from the Company or any of the Company Subsidiaries, and no Contract, obligation, agreement or commitment of the Company or any of the Company Subsidiaries to issue, transfer or sell any shares of capital stock, voting securities, equity interests or securities convertible into or exchangeable or exercisable for shares of capital stock or voting securities or equity interests of the Company, and there are not any outstanding Contracts relating to or obligations of the Company or any of the Company Subsidiaries to repurchase, redeem or otherwise acquire any such securities or to issue, deliver or sell, or cause to be issued, delivered or sold, any such securities, including any Contracts or agreements granting or extending any preemptive rights, subscription rights, anti-dilutive rights, rights of first refusal or similar rights with respect to any securities of the Company or any of the Company Subsidiaries.

(v)           Section 3.01(b)(v) of the Company Disclosure Letter sets forth a true, complete and correct list of the Stock Options, including the names of the Person to whom such Stock Options have been granted, the number of shares subject to each Stock Option, the per share exercise price for each Stock Option and the portion, if any, of each Stock Option that is currently exercisable.

(vi)          Section 3.01(b)(vi) of the Company Disclosure Letter sets forth a true, complete and correct list of the unvested Restricted Stock outstanding under the Stock Plan, including the name of the Persons to whom such Restricted Stock awards have been granted and the number of shares granted.  Neither the Company nor any Company Subsidiary has issued any “phantom” stock or stock appreciation rights.

(vii)         Section 3.01(b)(vii) of the Company Disclosure Letter sets forth a true and complete list of each Subsidiary of the Company and, for each such Subsidiary, its jurisdiction of incorporation or organization.  Prior to the date of this Agreement, the Company has made available to Parent (including via the SEC’s EDGAR system) true and complete copies of the certificate of incorporation and bylaws (or equivalent organizational documents) of the Company as in effect on the date of this Agreement and, prior to the Effective Time, the Company will make available to Parent true and complete copies of the certificate of incorporation and bylaws (or equivalent organizational documents) of each Subsidiary of the Company as in effect on the date of this Agreement.  The Company is not in material violation of any of the provisions of its organizational documents.  Each Subsidiary is not in violation of the provisions of its organizational documents, except where such violation would not reasonably be expected to be material to the Company and its Subsidiaries taken as a whole.

(viii)        Except as set forth on Section 3.01(b)(viii) of the Company Disclosure Letter, all of the outstanding capital stock or other voting securities of, or ownership interests in, each Subsidiary of the Company is wholly-owned by the Company, directly or indirectly, free and clear of any Lien and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other voting securities or ownership interests).  There are no issued, reserved for issuance or outstanding (A) securities of the Company or any of its Subsidiaries convertible into or exchangeable or exercisable for shares of capital stock or other voting securities of, or other ownership interests in, any Subsidiary of the Company, (B) warrants, calls, options or other rights to acquire from the Company or any of its Subsidiaries, or other Contracts, obligations of the Company or any of its Subsidiaries to issue, any capital stock or other voting securities of, or other ownership interests in, or any securities convertible into or exchangeable or exercisable for any capital stock or other voting securities of, or other ownership interests in, any Subsidiary of the Company or (C) restricted shares, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or other voting securities of, or other ownership interests in, any Subsidiary of the Company (the items in clauses (A) through (C) being referred to collectively as the “Company Subsidiary Securities”).  There are no outstanding obligations of the Company or any of its Subsidiaries to issue, repurchase, redeem or otherwise acquire any Company Subsidiary Securities.  Except for (X) the capital stock or other voting securities of, or other ownership interests in, its Subsidiaries, and (Y) as set forth on Section 3.01(b)(viii) of the Company Disclosure Letter, shares of publicly traded securities held for investment by the Company (which, in no case, exceeds 5% of the outstanding securities of any such entity), the Company does not own, directly or indirectly, any capital stock or other voting securities of, or other ownership interests in, any Person.  All of the outstanding shares of capital stock of, or other equity or voting interests in, each Subsidiary of the Company have been validly issued, were issued free of preemptive rights and are fully paid and non-assessable.

(ix)          All dividends or other distributions on the shares of Company Common Stock and Senior Preferred Stock and any dividends or other distributions on any Company Subsidiary Securities which have been authorized and declared prior to the date hereof have been paid in full (except to the extent that such dividends have been publicly announced and are not yet due and payable).

(c)           Authority; Noncontravention.

(i)            The Company has all requisite corporate power and authority to execute and deliver this Agreement and, subject to obtaining the Shareholder Approval, to consummate the Merger and each of the other Transactions.  The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the Merger and each of the other Transactions have been duly and validly authorized and approved by the Board and, other than obtaining the Shareholder Approval, no other corporate proceedings on the part of the Company or any of its Subsidiaries are necessary to authorize the execution and delivery of this Agreement or to consummate the Merger and each of the other Transactions. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the rights of creditors generally and the availability of equitable remedies (the “Bankruptcy and Equity Exceptions”).  The Board, at a meeting duly called and held, has (A) adopted resolutions unanimously approving and declaring advisable this Agreement, the Merger and the Transactions, (B) resolved to unanimously recommend that the shareholders of the Company adopt this Agreement and approve the Merger, and (C) directed that this Agreement be submitted to the holders of Common Stock for their adoption (the “Company Recommendation”).

(ii)           The execution, delivery and performance of this Agreement by the Company does not, and the consummation by the Company of the Transaction, including the Merger, and compliance by the Company with the provisions of this Agreement will not, conflict with, or result in any violation or breach by the Company or any Company Subsidiary of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give rise to a right of, or result in, termination, amendment, cancellation or acceleration of any obligation or to the loss of a benefit under, or result in the creation of any pledges, liens, restrictions, charges, rights of any third party, easements, encroachments, encumbrances, mortgages, rights of first refusal, rights of first offer or security interests of any kind or nature whatsoever or rights of others of any kind or nature (collectively, “Liens”) in or upon any of the properties or other assets of the Company or any Company Subsidiary under, (A) the certificate of incorporation or the bylaws of the Company or the comparable organizational documents of any Company Subsidiary, (B) except as set forth on Section 3.01(c)(ii) of the Company Disclosure Letter, any loan or credit agreement, bond, debenture, note, mortgage, indenture, license agreement, lease or other contract, agreement or binding commitment (each, whether written or oral and including all amendments thereto, a “Contract”) or other instrument or Permit to which the Company or any Company Subsidiary is a party or any of their respective properties or other assets may be bound, or (C) subject to (1) obtaining the Shareholder Approval and (2) the governmental filings and the other matters referred to in Section 3.01(d), any (x) Law applicable to the Company or any Company Subsidiary or their respective properties or other assets or (y) order, writ, injunction, decree, statute, rule, regulation, judgment or stipulation, in each case applicable to the Company or any of its Subsidiaries or their respective properties or other assets, other than, in the case of clauses (B) and (C), any such conflicts, violations, breaches, defaults, rights, losses or Liens that would not reasonably be expected to be material to the Company and its Subsidiaries taken as a whole.

(d)           Governmental And Other Approvals.  Except as set forth on Section 3.01(d) of the Company Disclosure Letter, no consent, approval, order or authorization of, action by or in respect of, or registration, declaration or filing with, any Federal, state, local or foreign government, any court, administrative, regulatory or other governmental agency, tribunal, commission, authority or accrediting body or any non-governmental self-regulatory agency, commission, authority or accrediting body (whether or not private or quasi-private) including any taxing authority (each, a “Governmental Entity”) is required by or with respect to the Company or any Company Subsidiary in connection with the execution, delivery and performance of this Agreement by the Company or the consummation of the Transaction, including the Merger, except for (i) the filing with the United States Securities and Exchange Commission (the “SEC”) of (A) a proxy statement relating to the adoption by the shareholders of the Company of this Agreement (as amended or supplemented from time to time, the “Proxy Statement”), and (B) such reports under the Securities Exchange Act of 1934, as amended (including the rules and regulations promulgated thereunder, the “Exchange Act”), the Securities Act (as defined below) and state securities or state “blue sky” laws as may be required in connection with this Agreement and the consummation of the Transactions contemplated by this Agreement, (ii) the NYBCL with respect to the filing of the Certificate of Merger with the Department of State and appropriate documents with the relevant authorities of other states in which the Company or any Company Subsidiary is qualified to do business, (iii) any filings, which do not include requests for any consents or approval, required under the rules and regulations of the New York Stock Exchange, (iv) such filings, which do not include requests for any consents or approval, as may be required in connection with state and local transfer Taxes, and (v) such other consents, approvals, orders, authorizations, actions, registrations, declarations and filings the failure of which to be obtained or made would not reasonably be expected to be material to the Company and its Subsidiaries taken as a whole.

(e)           Company SEC Reports.

(i)            Other than as set forth on Schedule 3.01(e)(i) of the Company Disclosure Letter, the Company has timely filed with or furnished to the SEC all forms, reports, statements, certifications and other documents (including exhibits and all other information incorporated by reference) required to be filed by it with the SEC since January 1, 2013 (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, the “Company SEC Documents”).  The Company has made available to Parent (including via the SEC’s EDGAR system) all such Company SEC Documents that it has filed or furnished prior to the date hereof.  As of their respective effective dates (in the case of Company SEC Documents that are registration statements filed pursuant to the requirements of the Securities Act of 1933, as amended (including the rules and regulations promulgated thereunder), the “Securities Act”) and as of their respective SEC filing dates (in the case of all other Company SEC Documents), the Company SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder, applicable to such Company SEC Documents, and none of the Company SEC Documents as of such respective dates (or, if amended prior to the date of this Agreement, the date of the filing of such amendment, with respect to the disclosures that are amended) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  None of the Company’s Subsidiaries is required to file or furnish any forms, reports or other documents with the SEC.

(ii)           Each of the audited consolidated financial statements and unaudited consolidated financial statements of the Company included in the Company SEC Documents (including the related notes and schedules), as of their respective effective dates (in the case of Company SEC Documents that are registration statements filed pursuant to the requirements of the Securities Act) and as of their respective SEC filing dates (in the case of all other Company SEC Documents), complied as to form in all material respects with all applicable published rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles in the United States consistently applied (“GAAP”) and applicable published rules and regulations of the SEC consistently applied during the periods involved (except (A) with respect to financial statements included in Company SEC Documents filed as of the date of this Agreement, as may be indicated in the notes thereto, or (B) as permitted by the rules and regulations of the SEC, including Regulation S-X, as applicable), and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated statements of operations, changes in shareholders’ equity and cash flows of such companies as of the dates and for the periods shown therein.

(iii)          Other than as set forth on Schedule 3.01(e)(iii) of the Company Disclosure Letter, neither the Company nor any Company Subsidiary has any liabilities or obligations of any nature (whether known or unknown, whether asserted or unasserted, whether accrued or unaccrued, whether absolute or contingent or otherwise and whether due or to become due) and there is no existing condition, situation or set of circumstances that would be required to be reflected or reserved against on a consolidated balance sheet of the Company prepared in accordance with GAAP or the notes thereto, except liabilities or obligations (A) reflected or reserved against on the consolidated balance sheet, including the notes thereto (the “Balance Sheet”) of the Company as of June 30, 2015 (the “Balance Sheet Date”) included in the Company SEC Documents, (B) incurred after the Balance Sheet Date in the ordinary course of business consistent with past practice, (C) as specifically contemplated by this Agreement or otherwise in connection with the Transactions, including those transaction fees set forth on Schedule 3.01(e)(iii) of the Company Disclosure Letter, or (D) as would not reasonably be expected to be material to the Company and its Subsidiaries taken as a whole.

(iv)          Since January 1, 2013, the Company has designed and maintained disclosure controls and procedures and a system of internal controls over financial reporting (as such terms are defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) as required by Rules 13a-15 and 15d-15 under the Exchange Act.  The system of internal controls over financial reporting is sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with

GAAP.  The Company’s disclosure controls and procedures are designed to ensure that all information (both financial and nonfinancial) required to be disclosed by the Company in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. The Company’s management has completed an assessment of the effectiveness of the Company’s disclosure controls and procedures and, to the extent required by applicable Law, presented in any applicable Company SEC Document that is a report on Form 10-K or Form 10-Q, or any amendment thereto, its conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by such report or amendment based on such evaluation. Based on Company management’s most recently completed evaluation of the Company’s internal control over financial reporting, (A) the Company had no significant deficiencies or material weaknesses in the design or operation of its internal control over financial reporting that would reasonably be expected to adversely affect the Company’s ability to record, process, summarize and report financial information and (B) the Company does not have any Knowledge of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. Since January 1, 2013, to the Knowledge of the Company, no executive officer or director of the Company has received or otherwise had or obtained knowledge of, and to the Knowledge of the Company, no auditor, accountant, or representative of the Company has provided written notice to the Company or any executive officer or director of, any substantive complaint or allegation that the Company or any Company Subsidiary has engaged in improper accounting practices. For the purposes of this Section 3.01(e)(iv), the terms “significant deficiencies” and “material weakness” shall have the meanings assigned to them in Release 2007-005A of the Public Company Accounting Oversight Board, as in effect on the date hereof.

(v)           Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off balance sheet partnership or any similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among the Company and any of its Subsidiaries, on the one hand, and any unconsolidated affiliate, including any structured finance, special purpose or limited purpose entity or person, on the other hand, or any “off balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Exchange Act)), where the result, purpose or intended effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of its Subsidiaries in the Company’s or such Subsidiary’s published financial statements or other Company SEC Documents.

(vi)          Neither the Company nor any of its Subsidiaries has outstanding (nor has arranged or modified since the enactment of the Sarbanes-Oxley Act) any “extensions of credit” (within the meaning of Section 402 of the Sarbanes-Oxley Act) to directors or executive officers (as defined in Rule 3b-7 under the Exchange Act) of the Company or any of its Subsidiaries, and the Company is otherwise in compliance with all applicable provisions of the Sarbanes-Oxley Act and the applicable listing and corporate governance rules of the NYSE, in each case, except for any non-compliance that would not reasonably be expected to have a Material Adverse Effect.

(vii)         Prior to the date of this Agreement, the Company has made available to Parent (including via the EDGAR database maintained by the SEC) copies of all comment letters received by the Company from the SEC since January 1, 2013 relating to the Company SEC Reports, together with all written responses of the Company thereto. As of the date of this Agreement: (i) there are no outstanding or unresolved comments in any such comment letters received by the Company from the SEC (or the staff of the SEC); and (ii) to the Knowledge of the Company, none of the Company SEC Reports is the subject of any ongoing review by the SEC.

(f)            Absence of Changes.  Since December 31, 2014, except as set forth in Section 3.01(f) of the Company Disclosure Letter and except for this Agreement and the Transactions contemplated by this Agreement, the Company and the Company Subsidiaries have conducted their respective businesses in the ordinary course of business, and there has not been (A) any Material Adverse Change or any event, change or occurrence that would reasonably be expected to result in a Material Adverse Change, (B) any action or event that, had such action or event occurred after the date of this Agreement and prior to the Effective Time, would be prohibited by Sections 4.01(a), 4.01(f), 4.01(g), 4.01(j), 4.01(n), 4.01(o), 4.01(p), 4.01(t), 4.01(u), 4.01(w), 4.01(x) and 4.01(bb) or (C) any amendment to the certificate of incorporation or bylaws (or equivalent organizational documents) of the Company or any Subsidiary of the Company.

(g)           Litigation.  Except as set forth in Section 3.01(g) of the Company Disclosure Letter, there is no suit, claim, action, legal or administrative proceeding pending, or, to the Company’s Knowledge, threatened, against the Company or any Company Subsidiary, including, without limitation, any such suit, claim, action, legal or administrative proceeding that challenges the validity or propriety, or seeks to prevent consummation, of the Merger or the Transaction.  Except as set forth in Section 3.01(g) of the Company Disclosure Letter, neither the Company nor any Company Subsidiary is subject to any material outstanding order, writ, judgment, decree, injunction, ruling, arbitration award or decree by or before any Governmental Entity or, to the Company’s Knowledge, investigation by any Governmental Entity that is expected to be material.  There is not currently any material internal investigation being conducted by the Company, the Board (or any committee thereof) or, to the Company’s Knowledge, any third party or Governmental Entity concerning any financial, accounting, conflict of interest, self-dealing, fraudulent, or deceptive conduct or other misfeasance or malfeasance issues, in each instance, involving the Company or any of its Subsidiaries.

(h)           Contracts.

(A)          Except as set forth in Section 3.01(h)(A) of the Company Disclosure Letter, as of the date of this Agreement, neither the Company nor any Company Subsidiary is a party to or bound by, and none of their respective properties or other assets is subject to (whether written or oral):

(i)            any Contract containing covenants limiting in any material respect the freedom of the Company or any Company Subsidiary to compete in any line of business or with any other Person;

(ii)                                  any joint venture, partnership, manufacturer, development or supply agreement or other Contract which, in each case, involves a sharing of revenue, profits, losses, costs or liabilities by the Company or any Company Subsidiary with any other Person;

(iii)                               any royalty, dividend or similar arrangement to be paid, or received, by the Company that is based on the revenue or profits of the Company or any Company Subsidiary or any Contract or agreement involving fixed price or fixed volume arrangements;

(iv)                              any Contract for the purchase or sale of materials, supplies, goods, services, equipment or other assets providing for annual payments by the Company and its Subsidiaries or to the Company and its Subsidiaries, respectively, of one hundred fifty thousand dollars ($150,000) or more, other than those that can be terminated by the Company or any of its Subsidiaries on less than sixty (60) calendar days’ notice without payment by the Company or any Subsidiary of any material penalty;

(v)                                 any Contract granting any other party “most favored nation” or similar status;

(vi)                              any loan or guaranty agreement, note, indenture or other instrument, Contract, or agreement under which the Company or any Company Subsidiary has incurred any Indebtedness, other than obligations for the deferred purchase price of property, goods or services not in excess of fifty thousand dollars ($50,000) individually or one hundred fifty thousand dollars ($150,000) in the aggregate;

(vii)                           any employment or severance agreement or arrangement (other than those that are terminable by the Company or any of its Subsidiaries without cost or penalty upon sixty (60) or fewer calendar days’ notice);

(viii)                        any Company Benefit Plan (as hereinafter defined), any of the benefits of which will be increased, or the vesting or payment of benefits of which will be accelerated, by the consummation of the Transactions or the value of any of the benefits of which will be calculated on the basis of the consummation of the Transactions;

(ix)                              any Contract relating to any acquisition of securities or assets of another Person or another business by the Company or any Company Subsidiary pursuant to which the Company or any Company Subsidiary has continuing “earn-out” or other contingent payment, indemnification or guarantee obligations;

(x)                                 any Company Lease with an annual rent in excess of fifty thousand dollars ($50,000);

(xi)                              any Contract (other than pursuant to organizational and insurance-related documents) providing for indemnification by the Company or any of its Subsidiaries of any officer, director or employee of the Company or any of its Subsidiaries;

(xii)                           any Contract that prohibits the payment of dividends or distributions in respect of the capital stock of the Company or any of its Subsidiaries, prohibits the pledging of the capital stock of the Company or any of its Subsidiaries, or prohibits the issuance of guarantees by any of the Company’s Subsidiaries;

(xiii)                        any Contract that contains a put, call or similar right pursuant to which the Company or any of its Subsidiaries could be required to purchase or sell, as applicable, any equity interests of any Person or assets;

(xiv)                       any mortgage, security agreement, capital lease or other agreement that effectively creates a Lien on any material assets of the Company or any of its Subsidiaries;

(xv)                          any Contract with any Governmental Entity;

(xvi)                       any Contract that would prohibit or materially delay the consummation of the Merger or otherwise materially impair the ability of the Company to perform its obligations hereunder; or

(xvii)                    any Contract that is material within the meaning set forth in Item 601(b)(10) or Regulation S-K of the Securities Act.

(B)                               Each contract, agreement or arrangement which is required to be set forth on Section 3.01(h)(A) of the Company Disclosure Letter shall be referred to herein as a “Material Contract”; provided, however, for purposes of the remainder of this paragraph only, the term Material Contract shall also include Contracts entered into following the date hereof that would have been Material Contracts had they existed on the date hereof.  Except as set forth on Section 3.01(h)(B) of the Company Disclosure Letter, each Material Contract is valid and binding on the Company and any Company Subsidiary to the extent such Company Subsidiary is a party thereto, as applicable, and to the Company’s Knowledge, each other party thereto, and is in full force and effect and enforceable in accordance with its terms.  None of the Company, any Company Subsidiary or, to the Company’s Knowledge, any other party thereto is in material violation of or in material default under (nor does there exist any condition which upon the passage of time or the giving of notice or both would cause such a violation of or default under) any Material Contract to which it is a party or by which it or any of its properties or other assets is bound. The Company has made available to Parent (including via the EDGAR database maintained by the SEC) correct and complete copies of all Material Contracts, including any amendments thereto.  Neither the Company nor any Company Subsidiary has received any written notice to terminate, in whole or part, materially amend or not renew any executory obligation of a counterparty to a Material Contract that has not terminated or expired (in each case according to its terms) prior to the date of this Agreement (nor, to the Company’s Knowledge, does any such counterparty to a Material Contract intend to terminate, materially amend or not renew any Material Contract).

(i)                                     Compliance with Laws; Permits.

(i)                                     Except with respect to Environmental Laws, the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and taxes, or as otherwise set forth in Section 3.01(i)(i) of the Company Disclosure Letter, the Company and each Company Subsidiary are and at all times since January 1, 2013 have been in compliance with all Laws applicable to it, its properties or other assets or its business or operations except where such failure to comply has not been and would not reasonably be expected to be material to the Company and its Subsidiaries taken as a whole.  Neither the Company nor any Company Subsidiary has received any written notice since January 1, 2013 alleging that the Company or any Company Subsidiary is in violation of any Law to which the Company or any Company Subsidiary or any of their respective properties or other assets or its business or operations is subject, except for allegations which have been fully resolved and for non-compliance and written notices alleging any non-compliance that was not material and would not reasonably be expected to be material, in each case, with respect to the Company and its Subsidiaries taken as a whole.

(ii)                                  The Company and its Subsidiaries hold all material Permits necessary for the operation of the businesses of the Company and its Subsidiaries (the “Material Company Permits”).  The Company and each of its Subsidiaries is and since January 1, 2013, has been in compliance with the terms of the Material Company Permits, except for failures to comply that have not been and would not reasonably be expected to be material to the Company and its Subsidiaries taken as a whole.  Since January 1, 2014, no event has occurred that (A) to the Knowledge of the Company, gives to any third party any right of termination, cancellation, revocation or adverse modification (with or without notice or lapse of time or both) of any Material Company Permit or (B) to the Knowledge of the Company, would otherwise reasonably be expected to result in the termination, cancellation, revocation, adverse modification or non-renewal of any Material Company Permit.

(iii)                               The Company has made available to Parent true and complete copies of all Material Company Permits.  Except as set forth on Section 3.01(i)(iii) of the Company Disclosure Schedule, all Material Company Permits are validly held by the Company and the Company Subsidiaries, as applicable, and are in full force and effect. Since January 1, 2014 neither the Company nor any of the Company Subsidiaries has received written notice to the effect that a Governmental Entity was considering the amendment in any material respect, termination, revocation or cancellation of any Material Company Permit.  Assuming the receipt of the approvals referred to in Section 3.01(d), none of the Material Company Permits will be terminated or impaired or become terminable, in whole or in part, as a result of the Transactions.  The Company and the Company Subsidiaries are, and their business has been operated, in compliance, in all material respects, with the Communications Act and the rules of the FCC, and applicable state Law and PUC rules and regulations, applicable to the Company and the Company Subsidiaries.  Since January 1, 2013, the Company and the Company Subsidiaries have timely and validly made all filings and payments, and given all notices, required under the Communications Act, the rules of the FCC, applicable state Law, and the rules and regulations of any PUC and the Federal Universal Service Fund or any state equivalent thereto.

(j)                                    Environmental Matters.  Except as set forth on Section 3.01(j) of the Company Disclosure Schedule or as would not be material to the Company and its Subsidiaries taken as a whole, (i) neither the Company nor any Company Subsidiary has received, since January 1, 2013 (a) any written notice, demand or complaint alleging that the Company or any Company Subsidiary is in violation of any applicable Environmental Law or (b) any judicial, administrative or compliance order issued under Environmental Law against the Company or any Company Subsidiary which remains unresolved; (ii) no suit, claim, action, legal or administrative proceeding or request for information pursuant to Environmental Law is pending or, to the Knowledge of the Company, threatened in writing by any Governmental Entity against the Company or any Company Subsidiary under any applicable Environmental Law; (iii) the Company and the Company Subsidiaries are in compliance with all Environmental Laws and all Material Company Permits required under Environmental Laws for the conduct of their respective businesses; (iv) neither the Company nor any Company Subsidiary is a party to any order, judgment or decree that imposes any obligations under any Environmental Law on the Company or any Company Subsidiary; and (v) to the Knowledge of the Company, there has been no release or threatened release of any Hazardous Materials on, in, under, or from any Company Real Property by the Company, any Company Subsidiary or any other Person that requires remediation, monitoring or maintenance under Environmental Law.  For purposes of this Agreement, “Environmental Laws” means any applicable foreign, federal, state or local Law relating to human health and safety in respect of Hazardous Materials or the pollution, protection, or restoration of the Environment, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials; “Environment” means soil, sediment, land, surface or subsurface strata, surface water, ground water, and ambient air (including indoor air), and “Hazardous Materials” means any “hazardous substance,” as defined by CERCLA, any “hazardous waste,” as defined by RCRA, and any hazardous or toxic pollutant, contaminant, waste, chemical, material or substance or words of similar meaning and regulatory effect under Environmental Law, including asbestos, radioactive materials, polychlorinated biphenyls, petroleum and petroleum byproducts, lead and pesticides.  Since January 1, 2013, there has been no environmental investigation, study, audit, test, review or other analysis conducted of which the Company has Knowledge in relation to the current or prior business of the Company or any of its Subsidiaries or any property or facility now or previously owned or leased by the Company or any of its Subsidiaries that has not been made available to Parent prior to the date hereof.

(k)                                 Labor Relations.  Except as set forth on Section 3.01(k) of the Company Disclosure Letter, there are no collective bargaining or other labor union agreements to which the Company or any Company Subsidiary is a party or by which the Company or any Company Subsidiary is bound and there are no negotiations or discussions currently pending or occurring between the Company or any Company Subsidiary and any union or employee association regarding any collective bargaining agreement or any other work rules or polices.  Except as set forth on Section 3.01(k) of the Company Disclosure Letter, none of the employees of the Company or any Company Subsidiary is represented by any union with respect to his or her employment by the Company or such Company Subsidiary.  Except as set forth on Section 3.01(k) of the Company Disclosure Letter, to the Company’s Knowledge, there are no lockouts, strikes, slowdowns, work stoppages or threats thereof by or with respect to such employees and during the last two (2) years there has not been any such action.  The Company and the Company Subsidiaries are, and since January 1, 2013 have been, in compliance, in all material respects, with all applicable Laws respecting employment, discrimination in employment, terms and conditions of employment, worker classification, wages, hours and occupational safety and health and employment practices and is not engaged in any unfair labor practice.  The Company and its Subsidiaries are in compliance, in all material respects, with all labor agreements set forth or required to be set forth on Section 3.01(k) of the Company Disclosure Letter.

(l)                                     ERISA Compliance.  Except as set forth in Section 3.01(l) of the Company Disclosure Letter:

(i)                                     Section 3.01(l)(i) of the Company Disclosure Letter lists and the Company has made available to Parent complete and accurate copies (or a description of the material terms in the absence of a writing) of (A) each employment, change in control, retention, bonus, pension, profit sharing, deferred compensation, stock bonus, stock ownership, stock purchase, stock appreciation, restricted stock, stock option, “phantom” stock, retirement, tuition reimbursement, fringe benefit, employee discount or passes, vacation, paid-time-off, leave, severance, supplemental unemployment, salary continuation, death benefit, hospitalization, health, medical, health care flexible spending account, health savings account, accident, disability, employee assistance program, welfare benefit or other plan, program, policy, arrangement, procedure, handbook, agreement or understanding (whether or not legally binding and whether or not in writing) established, maintained, contributed to or required to be maintained or contributed to by the Company or any of its Subsidiaries or any other Person that, together with the Company, is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code (each, a “Commonly Controlled Entity,” and collectively, including the Company and any of its Subsidiaries, the “Commonly Controlled Entities”), in each case providing benefits to any current or former director, officer, employee, or other service provider of the Commonly Controlled Entities or their dependents or beneficiaries (collectively, the “Company Benefit Plans”), including each Company Benefit Plan that is an “employee pension benefit plan” (as defined in Section 3(2) of ERISA) (each, a “Company Pension Plan”) and each Company Benefit Plan that is an “employee welfare benefit plan” (as defined in Section 3(1) of ERISA) (each, a “Company Welfare Plan”); (B) the most recent summary plan description for each Company Benefit Plan for which such summary plan description is available together with any summaries of material modifications thereto; (C) each trust agreement, escrow, insurance policy, stop-loss and insurance or group annuity contract relating to any Company Benefit Plan; (D) the three most recent annual reports on a Form 5500 for each such Company Benefit Plan including all schedules, accountant opinions, and exhibits thereto; (E) services agreements with respect to any Company Benefit Plan including agreements with third-party administrators, actuaries, investment managers, investment advisors, and benefits consultants; (F) all rulings, determination letters, no-action letters, compliance letters, advisory opinions of any Governmental Entity that pertains to such Company Benefit Plan; (G) the most recent accounting disclosures, actuarial and financial reports with respect to each Company Benefit Plan for the current and three preceding years; and (H) filings with the Pension Benefit Guaranty Corporation (the “PBGC”) for the last seven years with respect to any Company Pension Plan subject to such filing requirements.

(ii)                                  Except as set forth on Section 3.01(l)(ii) of the Company Disclosure Letter, each Company Benefit Plan has been administered and operated in all material respects in accordance with its terms and the applicable provisions of ERISA, the Code and all other applicable Laws. The form of each Company Benefit Plan is in material compliance with applicable provisions of ERISA, the Code and all other applicable Laws. Other than the Commonly Controlled Entities, no corporation or trade or business has ever been controlled by, controlling, or under common control with the Company within the meaning of Section 414 of the Code or Sections 4001(a)(14) or 4001(b) of ERISA. The Company has not announced any plan or commitment, whether or not legally binding, to create any additional Company Benefit

Plan or to amend or modify any existing Company Benefit Plan, except to the extent required by applicable Law or necessary to bring an existing Company Benefit Plan into compliance with applicable Law.

(iii)                               Except as set forth on Section 3.01(l)(iii) of the Company Disclosure Letter, neither the Company nor any Commonly Controlled Entity has (A) maintained, contributed to or been required to contribute to any Company Pension Plan that is subject to Title IV of ERISA (including, any multiemployer plan (as that term is defined in Section 3(37) of ERISA) or a plan subject to Section 412 of the Code or Section 302 of ERISA), or (B) has any unsatisfied or unfunded liability under Title IV of ERISA or the Code. There is no event or condition existing which could be deemed a “reportable event” (within the meaning of Section 4043 of ERISA) with respect to which the 30-day notice requirement has not been waived. To Company’s Knowledge, no condition exists which could subject the Company or any Commonly Controlled Entity to a penalty under Section 4071 of ERISA. Neither the Company nor any Commonly Controlled Entity has incurred any “accumulated funding deficiency” (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, as of the last day of the most recent fiscal year of each such Company or any Commonly Controlled Entity ended prior to the date of this Agreement. With respect to each Company Pension Plan: (A) no such plan been terminated, no notice of intent to terminate such plan has been filed, and no amendment to treat such plan as terminated has been adopted; (B) neither the PBGC nor any other Person has instituted proceedings, or has notified the Company, that it intends to institute proceedings, to terminate (or to appoint a trustee to administer) such plan (or any portion thereof), nor is there a reasonable basis for the commencement of any such proceeding by the PBGC or any other Person; and (C) no lien applies to the assets of the Company or any other Person pursuant to Section 303(k) of ERISA or Section 430(k) of the Code.

(iv)                              Each Company Pension Plan that is intended to be tax-qualified within the meaning of Section 401(a) of the Code has received an unrevoked favorable determination letter, or may rely on an advisory or opinion letter issued with respect to a master and prototype or volume submitter plan, from the Internal Revenue Service (the “IRS”) regarding its qualified status, and, to the Company’s Knowledge, no event or omission has occurred that is reasonably likely to cause any Company Pension Plan to lose such qualification. Each trust created under any such Company Benefit Plan has been determined to be exempt from taxation under Section 501(a) of the Code, and, to the Company’s Knowledge, no circumstance exists that could result in a revocation of such exemption. Section 3.01(l)(iv) of the Company Disclosure Letter lists (a) all qualification failures that have been corrected or have been submitted for correction under the Employee Plans Compliance Resolution System (“EPCRS”) since January 1, 2012 and (b) all qualification failures to the Company’s Knowledge that have not yet been corrected or submitted for correction under EPCRS.

(v)                                 No Company Welfare Plan is a part of a multiple employer welfare arrangement within the meaning of Section 3(40) of ERISA. Except as set forth in Section 3.01(l)(v) of the Company Disclosure Letter list, no Company Welfare Plan is intended to meet the requirements of Code Section 501(c)(9). No circumstance exists that could give rise to a loss of any intended tax consequence or to any tax under Section 511 of the Code with respect to any Company Benefit Plan.

(vi)                              Since January 1, 2013, neither the Company nor any of its Subsidiaries has received written notice of, and to the Company’s Knowledge, there are no audits or investigations by any Governmental Entity with respect to, proceedings or other claims (except claims for benefits payable in the normal operation of the Company Benefit Plans), suits or proceedings against or involving any Company Benefit Plan or asserting any rights or claims to benefits under any Company Benefit Plan. Neither the Company nor any fiduciary of a Company Benefit Plan has engaged in a transaction with respect to any Company Benefit Plan that could subject the Company or any other Commonly Controlled Entity to a tax or penalty imposed by either Section 4975 of the Code or Section 502(l) of ERISA or a violation of Section 406 of ERISA. Neither the execution and delivery of this Agreement nor the consummation or performance of the Transactions will, directly or indirectly (with or without notice or lapse of time), result in the assessment of a tax or penalty under Section 4975 of the Code or Section 502(l) of ERISA or result in a violation of Section 406 of ERISA. The Company has no liability to the IRS, PBGC or U.S. Department of Labor (the “DOL”) with respect to any Plan including any liability imposed by Chapter 43 of Title 26 of the Code.

(vii)                           All amounts, contributions, premiums and benefit payments under or in connection with the Company Benefit Plans that are required to have been made in accordance with the terms of the Company Benefit Plans have been timely made or have been reflected on the most recent balance sheet filed or incorporated by reference into the Company SEC Documents. With respect to any Company Welfare Plan that is a self-insured or self-funded group health plan, any incurred but not reported claims pursuant to applicable accounting guidelines under such plan have been properly accrued.

(viii)                        Except as set forth on Section 3.01(l)(viii) of the Company Disclosure Letter neither the execution and delivery of this Agreement, the Shareholder Approval, nor the consummation of the Transactions could (i) limit the right of the Company or any Company Subsidiary to amend, merge, terminate or receive a reversion of assets from any Company Benefit Plan or related trust; (ii) result in any “parachute payment” as defined in Section 280G(b)(2) of the Code (whether or not such payment is considered to be reasonable compensation for services rendered); or (iii) result in a requirement to pay any tax “gross-up” or similar “make-whole” payments to any employee, director or consultant of the Company or any Company Subsidiary.

(ix)                              Other than as listed on Section 3.01(l)(ix) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries is obligated (irrespective of any conditions or lapse of time) pursuant to any agreement or Company Benefit Plan to (a) make any severance, separation, termination, or similar benefit payment to any current or former officer, director, employee or consultant, or (b) accelerate the time of vesting for, change the time of payment to, or increase the amount of compensation due to, any current or former officer, director, employee or consultant.

(x)                                 Each Commonly Controlled Entity has complied with the applicable continuation requirements for each Company Benefit Plan, including (i) Section 4980B of the Code (as well as its predecessor provision, Section 162(k) of the Code) and Sections 601 through 608, inclusive, of ERISA (“COBRA”) and (ii) any applicable state Laws mandating welfare benefit continuation coverage for employees. No written or oral representation has been made to any employee or former employee of any Commonly Controlled Entity promising or guaranteeing any employer payment or funding for the continuation of medical, dental, life, disability or other coverage for any period of time beyond the end of the current plan year (except to the extent of coverage required under COBRA).

(xi)                              Except as set forth on Section 3.01(l)(xi) of the Company Disclosure Letter, neither the Company nor any fiduciary of a Company Benefit Plan has violated the requirements of Section 404 of ERISA. Each required report and description of a Company Benefit Plan (including IRS Form 5500 Annual Reports, Summary Annual Reports, Summary Plan Descriptions and Summaries of Material Modifications) have been (to the extent required) timely filed with the IRS, the DOL, the PBGC or other Governmental Entity and distributed as required, and all notices required by ERISA or the Code or any other Laws with respect to each Company Benefit Plan have been appropriately given.

(xii)                           Each Company Benefit Plan subject to Section 409A of the Code (“Nonqualified Deferred Compensation Plan”) complies in all material respects with Section 409A of the Code.  The Company has not (i) granted to any Person an interest in any Nonqualified Deferred Compensation Plan that is, or upon the lapse of a substantial risk of forfeiture with respect to such interest will be, subject to the Tax imposed by Section 409A(a)(1)(B) or (b)(4)(A) of the Code, or (ii) materially modified any Nonqualified Deferred Compensation Plan in a manner that could cause an interest previously granted under such plan to become subject to the Tax imposed by Section 409A(a)(1)(B) or (b)(4)(A) of the Code. Each Nonqualified Deferred Compensation Plan that is intended to be exempt from Parts 2, 3, and 4 of Title I of ERISA as a top-hat plan has filed timely an alternative compliance statement and is not subject to Parts 2, 3, or 4 of ERISA, and no assets have been allocated or held in a rabbi trust or similar vehicle for such plan.

(xiii)                        The Company is in material compliance with the Affordable Care Act (“ACA”) including the mandate to offer “minimum essential coverage” under an “eligible employer-sponsored plan” to its “full-time employees” (as those terms are defined under the ACA) beginning January 1, 2015, subject to applicable regulations and transition guidance.  In addition, all offers of group health coverage have been appropriately documented, and the Company does not reasonably expect to incur liability for any Taxes or any penalty for failure to comply with any of the foregoing solely related to the period beginning on January 1, 2015 and ending on the Closing Date. Any group health plan that is or was intended to be a “grandfathered health plan” (as such term is defined under the ACA) has continuously satisfied the requirements to be a grandfathered health plan since March 23, 2010. The Company has not reimbursed an employee’s premiums under an employer payment plan (as described in IRS Notices 2013-54 and 2015-17). The Company’s group health plan employs the initial and standard measurement, administrative, and stability periods set forth on Section 3.01(l)(xiii) of the Company Disclosure Letter for purposes of determining the status of full-time employees under the ACA.

(xiv)                       Except as set forth on Section 3.01(l)(ix) of the Company Disclosure Letter, other than the Restricted Stock and the Cash Out Options, no awards have been made under the Stock Plan that remain outstanding.

(m)                             Taxes.

(i)                                     Each of the Company and its Subsidiaries has filed in a timely manner (within any applicable extension period) all material tax returns required to be filed by it pursuant to applicable Law.  All such tax returns are true, complete and accurate in all material respects.  The Company and its Subsidiaries have timely paid all material taxes due and owing, whether or not shown on any tax return, except for taxes that are being contested in good faith by appropriate proceedings.

(ii)                                  Except as set forth in Section 3.01(m)(ii) of the Company Disclosure Letter, neither the Company nor any Company Subsidiary has received notice in writing of any proposed material deficiencies in or material dispute or claim concerning any tax return filed by the Company, which allegations have not been resolved, from any Governmental Entity and there is no currently effective agreement extending the period of assessment or collection of any taxes of the Company or any of its Subsidiaries nor has any request been made for any such extension.

(iii)                               Except as set forth in Section 3.01(m)(iii) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries is a party to or bound by (A) any agreement currently in effect the principal purpose of which is tax sharing or tax indemnity whether or not written, other than among the Company and its Subsidiaries, or (B) any advance pricing agreement, closing agreement or other agreement relating to taxes with any taxing authority).

(iv)                              There are currently no material Liens for taxes asserted with respect to any assets or properties of the Company or any of its Subsidiaries, except for statutory Liens for taxes not yet due and payable.

(v)                                 Neither the Company nor any of its Subsidiaries (A) is a member of a group of corporations within the meaning of Section 1504(a) of the Code (other than a consolidated group of which the Company is the parent) that files or has filed or has been required to file consolidated, combined, or unitary tax returns or filed taxes on a combined, unitary or similar basis with any entity (other than the Company or its Subsidiaries) for foreign, state or local tax purposes or (B) has any material liability for the taxes of any Person (other than Company or any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, or by contract or otherwise.

(vi)                              There is no agreement, plan or arrangement under which the Company or any of its Subsidiaries may be required to pay a tax gross-up, reimbursement, equalization or similar payment to any Person with respect to any tax-related payments, including without limitation, with respect to any taxes arising under Section 409A or Section 280G of the Code.

(vii)                           Neither the Company nor any of its Subsidiaries is a party to any agreement, contract or arrangement that could result separately or in the aggregate, whether based solely on the Transactions or in combination with any other event, in the payment of an “excess parachute payment” within the meaning of Section 280G of the Code.

(viii)                        Neither the Company nor any of its Subsidiaries is required to include in income any adjustment pursuant to Section 481 of the Code by reason of a voluntary change in accounting method, and, to the Knowledge of the Company, the Internal Revenue Service has not proposed any such change in accounting method.

(ix)                              Neither the Company nor any of its Subsidiaries has been a party to a transaction that is or is substantially similar to a “reportable transaction,” within the meaning of Treasury Regulations Section 1.6011-4(b), or any other transaction requiring disclosure under analogous provisions of United States state, local or foreign tax law.

(x)                                 No private letter rulings, technical advice memoranda or similar agreement or rulings have been requested, entered into or issued by any taxing authority with respect to the Company or any of its Subsidiaries.

(xi)                              As used in this Agreement (A) “tax” or “taxes” means any Federal, state, local and foreign income, property, sales, use, service, franchise, excise, unclaimed property, profits, gross receipts, net worth, value added, ad valorem, real or personal property, stamp, special assessments, capital stock, license, withholding, payroll, employment, estimated, social security, workers’ compensation, unemployment compensation, utility, production, disability, capital gain, alternative minimum, transfer and other taxes and similar governmental charges of any kind, including any interest, penalties and additions with respect thereto, whether or not disputed and including any obligations to indemnify or otherwise assume or succeed to the tax liability of any other Person; (B) “taxing authority” means any Federal, state, local or foreign government, any subdivision, agency, commission or authority thereof, or any quasi-governmental body exercising tax regulatory authority; and (C) “tax return” or “tax returns” means all returns, declarations of estimated tax payments, reports, estimates, information returns and statements, including any related or supporting information with respect to any of foregoing, filed or to be filed with any taxing authority in connection with the determination, assessment, collection or administration of any taxes.

(n)                                 Real Property.

(i)                                     Section 3.01(n)(i) of the Company Disclosure Letter lists all real property owned by the Company or any Company Subsidiary (the “Owned Real Property”).  With respect to each parcel of Owned Real Property, (A) either the Company or a Company Subsidiary has good and marketable fee simple title to such Owned Real Property, free and clear of all Liens other than Permitted Liens and (B) there are no outstanding options or rights of first refusal in favor of any other party to purchase such Owned Real Property or any portion thereof or interest therein.  Neither the Company nor any of its Subsidiaries currently lease all or any part of the Owned Real Property.  Neither the Company nor any of its Subsidiaries has received written notice of any pending, and to the Knowledge of the Company there is no threatened, condemnation proceeding with respect to any of the Owned Real Property.

(ii)                                  Section 3.01(n)(ii) of the Company Disclosure Letter lists all leases, subleases or other agreements pursuant to which the Company or any Company Subsidiary uses or occupies or has the right to use or occupy any real property (the “Leased Real Property” and all such leases, the “Company Leases”).  Except as has not been and would not be reasonably expected to be material to the Company and its Subsidiaries taken as a whole, (A) each Company Lease is valid, binding and in full force and (B) no uncured default on the part of the Company or, as applicable, any Company Subsidiary or, to the Knowledge of the Company, the landlord thereunder exists under any Company Lease.

(o)                                 Intellectual Property.  Section 3.01(o) of the Company Disclosure Letter contains a current, complete and accurate list of all (i) patents and patent applications owned by the Company or any Company Subsidiary (“Company Patents”), registered, pending, and material unregistered trademarks and service marks owned by the Company or any Company Subsidiary (“Company Marks”) and registered copyrights and applications for copyright registration owned by the Company or any Company Subsidiary (“Company Copyrights”), (ii) licenses, sublicenses or other agreements under which the Company or any Company Subsidiary is granted rights by others in Company Intellectual Property, including software (other than commercial off the shelf software having an annual license value of less than $10,000) (“Licenses In”),  (iii) licenses, sublicenses or other agreements under which the Company or any Company Subsidiary has granted rights to others in Company Intellectual Property, including software (“Licenses Out”); and (iv) all other Company Intellectual Property, necessary for the Company’s and its Subsidiaries’ current business or operations, including domain names and Trade Secrets.  For each of Company Patents, Company Marks, and Company Copyrights, Section 3.01(o) of the Company Disclosure Letter sets forth the jurisdiction by or in which it has been issued or registered or in which an application for such issuance or registration has been filed; the registration or application serial number; and the registration or application date.  In the case of any licenses, sublicenses or other agreements disclosed pursuant to the foregoing clauses (ii) or (iii), Section 3.01(o) of the Company Disclosure Letter also sets forth a brief description, owner, and title, and whether each such license, sublicense or other agreement is exclusive or non-exclusive.  In the case of other Company Intellectual Property, Section 3.01(o) of the Company Disclosure Letter sets forth a brief description of the subject matter, and in the case of domain names, the current owner/registrant and administrator.   Except as set forth on Section 3.01(o) of the Company Disclosure Letter:

(i)                                     The Company and each of its Subsidiaries solely owns the Company Intellectual Property, or has the right to use pursuant to a valid and enforceable license all Intellectual Property Rights that are material to the conduct of the business of the Company and its Subsidiaries as of the date hereof, taken as a whole, in each case, free and clear of all Liens. The consummation of the Transactions will not result in the material loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other Person in respect of, the Company’s or its Subsidiaries’ right to own, use, or hold for use any Intellectual Property Rights owned, used, or held for use in or necessary for the conduct of the businesses of the Company and its Subsidiaries as currently conducted or contemplated to be conducted.

(ii)                                  Except as decided in the reasonable business judgment of the Company, all Company Patents, Company Marks and Company Copyrights that have been issued by, or registered or the subject of an application filed with, as applicable, the U.S. Patent and Trademark Office, the U.S. Copyright Office or any similar office or agency anywhere in the world, have been duly maintained (including the payment of maintenance fees) and are not expired, cancelled or abandoned, included all required filings, are in good standing, and, to the

Company’s Knowledge, are valid and enforceable.  The Company and each of its Subsidiaries have taken commercially reasonable steps to maintain, protect, and preserve the confidentiality of all Trade Secrets included in the Company Intellectual Property.

(iii)                               None of the Company Intellectual Property owned by the Company or any Company Subsidiary that has been issued by, or registered or the subject of an application filed with, as applicable, the U.S. Patent and Trademark Office, the U.S. Copyright Office or in any similar office or agency anywhere in the world is subject to any maintenance fees or taxes or actions falling due within thirty (30) calendar days after the Closing Date.

(iv)                              To the Company’s Knowledge, neither the operation of the business of the Company or any Company Subsidiary, any activity of the Company or any Company Subsidiary, nor the manufacture, use, importation, offer for sale and/or sale of any product or service, as currently and formerly conducted and proposed in writing to be conducted, infringes on or violates the right of others in or to any Intellectual Property Rights (“Third Party IP Rights”) or constitutes a misappropriation of any Third Party IP Rights or the subject matter of any Third Party IP Right.

(v)                                 Except as set forth in Section 3.01(o)(v) of the Company Disclosure Letter, there are no pending or, to the Company’s or Subsidiaries’ Knowledge,  threatened claims that the operation of the business of the Company or any Company Subsidiary, or any activity by the Company or any Company Subsidiary, or any manufacture, use, importation, offer for sale and/or sale of any product or service infringes, violates or misappropriates any Third Party IP Right or that any of the Company Intellectual Property is invalid or unenforceable, including but not limited to inter parties review, post-grant review, covered business method review, reexamination, opposition, or cancellation proceedings at the United States Patent and Trademark Office.

(vi)                              To the Company’s Knowledge, no Person or Persons have infringed, misappropriated, diluted, or otherwise violated, or are currently infringing, misappropriating, diluting, or otherwise violating the rights of the Company or any Company Subsidiary with respect to any Company Intellectual Property.  No claims are pending or, to the Company’s Knowledge, are threatened, against the Company or any Company Subsidiary challenging the Company’s or any Company Subsidiary’s ownership of any of the Company Intellectual Property including but not limited to inter parties review, post-grant review, covered business method review, reexamination, opposition, or cancellation proceedings at the United States Patent and Trademark Office.

(vii)                           The Company’s Intellectual Property constitutes all Intellectual Property Rights reasonably necessary for the conduct of the business of the Company and its Subsidiaries as currently conducted.

(viii)                        The Company is not obligated under any Intellectual Property Rights agreement or otherwise to pay royalty or license fees for the use of the Company Intellectual Property.

(ix)                              The information technology systems owned, licensed, leased, operated on behalf of, or otherwise held for use in the operation of the business of the Company or its Subsidiaries, including all computer hardware, software, firmware, and telecommunications systems, perform reliably and in material conformance with the appropriate specifications or documentation for such systems, and the Company has taken commercially reasonable measures (a) to ensure that the computer software and software systems used in the operation of the business do not contain any viruses, “worms”, trapdoors or other disabling or malicious code, and (b) to provide for the back-up, archival and recovery of the critical business data of the Company in the event of a disaster.

(x)                                 The Company or its Subsidiaries are not subject to any “copyleft” disclosure obligations or otherwise required to make any public disclosure or general availability of source code developed or used by the Company or its Subsidiaries, and neither the Company nor any of its Subsidiaries uses or incorporates any open source software having “copyleft” disclosure obligations or source code disclosure obligations into Company’s Intellectual Property in a manner that would be reasonably likely to require that any of Company’s products or software or technology be disclosed or distributed in source code form, be licensed for the purposes of making derivative works, or be redistributable at no charge.

(xi)                              Section 3.01(o)(xi) of the Company Disclosure Letter sets forth a list of any non-infringement opinions or freedom to operate opinions currently being relied upon by the Company or any of its Subsidiaries in conducting Company’s or its Subsidiaries’ current business.

(xii)                           As used in this Agreement, “Intellectual Property Rights” shall mean all intellectual property rights arising from or in respect of the following, whether protected, created, or arising under the laws of the United States or any other jurisdiction: patents, copyrights, trademarks (registered or unregistered), trade names, domain names, service marks, brand names, trade dress, logos, slogans, and other indications of origin, together with the goodwill associated with the foregoing and registrations of, and applications to register, the foregoing, including any extension, modification or renewal of any such registration or application; computer programs, information and materials not generally known to the public that is protected as trade secrets (“Trade Secrets”) and rights to limit the use or disclosure thereof by any person; registrations or applications for registration of copyrights, and any renewals or extensions thereof; any similar intellectual property or proprietary rights similar to any of the foregoing, including all rights in and privileges with respect to customer databases; and licenses and rights to use any of the foregoing, and claims of infringement and misappropriation against third parties, including the right to recover for past infringement or misappropriation thereof. “Company Intellectual Property” shall mean all Intellectual Property Rights owned by the Company or any Company Subsidiary, including, without limitation, Company Patents, Company Marks and Company Copyrights.

(p)                                 Financial Advisors.  No broker, investment banker or financial advisor (other than Oppenheimer & Co. Inc. (the “Company Financial Advisor”)), which the Company has retained as its financial advisor in connection with the Merger, the fees and expenses of which have been disclosed to Parent and will be paid in full by the Company at the Closing), is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the negotiations leading to this Agreement or consummation of the Merger or the Transactions based upon arrangements made by or on behalf of the Company or any of its Subsidiaries or any of their respective officers or directors in their capacities as such.

(q)                                 Opinion of Company Financial Advisor.  The Board has received an opinion of the Company Financial Advisor, based on and subject to the various assumptions, qualifications and limitations set forth in such opinion, to the effect that, as of the date of this Agreement, the Common Stock Merger Consideration to be received by holders of Common Stock is fair, from a financial point of view, to such holders, a signed copy of which will be delivered to Parent solely for informational purposes after receipt thereof by the Company, it being expressly understood that Parent shall not be entitled to rely on such information.

(r)                                    Takeover Statutes.  The Board has taken such actions and votes as are necessary to render all applicable “fair price,” “moratorium,” “control share acquisition,” or any other similar takeover or anti-takeover statute or regulation enacted under US state or federal law inapplicable to this Agreement, the Merger or the Transactions.  The Company does not have any shareholder rights plan, “poison pill” or similar plan or arrangement in effect.

(s)                                   Vote Required.  The Shareholder Approval is the only vote of the holders of any class or series of capital stock of the Company or any Company Subsidiary necessary under applicable Law and the Company’s certificate of incorporation, bylaws or any organizational document of any Company Subsidiary to adopt this Agreement and consummate the Merger and the Transactions.

(t)                                    Related Party Transactions.  Except as set forth on Section 3.01(t) of the Company Disclosure Letter, no agreements, arrangements or understandings between the Company or any Company Subsidiary (or binding on any of their respective properties or assets), on the one hand, and any affiliate (including any officer or director or employee of the Company or any Company Subsidiary) thereof, on the other hand (other than those exclusively among the Company and the Company Subsidiaries), are in existence that would be required to be disclosed under Item 404 of Regulation S-K promulgated by the SEC.  No officer or director (and no Affiliate, spouse or sibling of any of such persons) (each, a “Related Party”) holds, directly or indirectly, (y) a material beneficial interest in any Material Contract (other than employment and compensation agreements entered into in the ordinary course of business); or (z) any Intellectual Property Right used in the conduct of the business of the Company or its Subsidiaries.  Except as set forth on Section 3.01(t) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries is a party to any contract with any Related Party (other than employment and compensation agreements entered into in the ordinary course of business).

(u)                                 Insurance. Section 3.01(u) of the Company Disclosure Letter sets forth a complete list as of the date of this Agreement of all insurance policies which the Company or any Company Subsidiary maintains (the “Company Insurance Policies”) with respect to its respective businesses or properties, together with the coverage afforded thereby.  All Company Insurance Policies are in full force and effect as of the date of this Agreement, and all premiums with respect thereto covering all periods up to and including the date hereof have been paid, and no written notice of cancellation or termination has been received by the Company or any of its Subsidiaries.

(v)                                 Customers.                                   Section 3.01(v) of the Company Disclosure Letter identifies (i) the ten (10) largest “retail” customers, (ii) the ten (10) largest “wireline” customers, (iii) the two (2) largest master agents and (iv) the five (5) largest agents of the Company (including all of the Subsidiaries), based on revenue to the business for monthly recurring revenue for the twelve-month period ended June 30, 2015.  Neither the Company nor any of its Subsidiaries has received any written notices or written demands from any such customers or agents involving or in respect of material price or volume decreases and there has not been any termination of, or material and adverse modification, amendment or change to, the Company’s relationship with such customers or agents.

(w)                               Disclaimer of Other Representations and Warranties.  The Company acknowledges and agrees that, except for the representations and warranties expressly set forth in this Agreement or the Equity Commitment Letter (i) neither Parent nor Merger Sub or their respective directors, officers, employees or agents makes, or has made, any representations or warranties relating to itself or its business or otherwise in connection with the Merger and Company is not relying on any representation or warranty except for those expressly set forth in this Agreement or the Equity Commitment Letter, and (ii) no Person has been authorized by Parent or Merger Sub to make any representation or warranty relating to Parent or Merger Sub or their respective business or otherwise in connection with the Merger, and if made, such representation or warranty must not be relied upon by Company as having been authorized by Parent or Merger Sub.

(x)                                 No Other Representations or Warranties.  Except for the representations and warranties made by the Company in this Section 3.01, neither the Company nor any other Person on behalf of Company, including any director, officer, employee or agent of the Company or any of its Subsidiaries, makes any express or implied representation or warranty with respect to the Company or any of its Subsidiaries in connection with the Transactions.  Neither the Company nor any other Person, including any director, officer, employee or agent of the Company or any of its Subsidiaries, will have or be subject to any liability or obligation to Parent, Merger Sub or any other Person resulting from the distribution to Parent or Merger Sub, or Parent’s or Merger Sub’s use of, any such information, including any information, documents, projections, forecasts or other material made available to Parent or Merger Sub in expectation of the Transactions.  Each party hereto acknowledges the common law limitations on the ability to waive liability for fraud.

Section 3.02                             Representations and Warranties of Parent and Merger Sub.  Except as disclosed in the disclosure letter delivered on the date hereof to the Company (the “Parent Disclosure Letter”) (which exceptions and responses will qualify the section or subsection they specifically reference and will also qualify other sections or subsections in this ARTICLE III to the extent that it is reasonably apparent on the face of an exception or response that such exception or response is applicable to such other section or subsection, whether or not any such section references the Parent Disclosure Letter), Parent and Merger Sub jointly and severally represent and warrant to the Company as follows:

(a)                                 Organization, Standing and Corporate Power.  Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and has all requisite corporate power and authority to carry on its business as now being conducted.  Each of Parent and Merger Sub is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, except where the failure to be so qualified would not constitute a Parent Material Adverse Effect.

(b)                                 Authority; Noncontravention.

(i)                                     Each of Parent and Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions.  The execution and delivery of this Agreement and the consummation of the Transactions have been duly authorized by the Board of Directors of each of Parent and Merger Sub and no other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize this Agreement or to consummate the Transactions.  This Agreement and the Transactions do not require approval of the holders of any shares of capital stock of Parent.  This Agreement has been duly executed and delivered by each of Parent and Merger Sub and, assuming the due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of Parent and Merger Sub, as applicable, enforceable against Parent and Merger Sub, as applicable, in accordance with its terms, subject to the Bankruptcy and Equity Exceptions.

(ii)                                  The execution and delivery of this Agreement does not, and the consummation of the Merger and the other Transactions and compliance with the provisions of this Agreement will not, conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation or to the loss of a benefit under, or result in the creation of any Lien in or upon any of the properties or other assets of Parent or Merger Sub under (A) the certificate of incorporation or bylaws of Parent or Merger Sub, (B) any Contract to which Parent or Merger Sub is a party or any of their respective properties or other assets is subject, in any way that would prevent, materially impede or materially delay the consummation of the Merger (including the payments required to be made pursuant to ARTICLE II) or the other Transactions, or (C) subject to the governmental filings and other matters referred to in Section 3.02(b)(iii), any (1) Law applicable to Parent or Merger Sub or their respective properties or other assets, or (2) order, writ, injunction, decree, judgment or stipulation, in each case applicable to Parent or Merger Sub or their respective properties or other assets, other than, in the case of clauses (B) and (C), any such conflicts, violations, breaches, defaults, rights, losses or Liens that would not reasonably be expected to have a Parent Material Adverse Effect.

(iii)                               Except as set forth on the Parent Disclosure Letter, no material consent, approval, order or authorization of, action by or in respect of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Parent or Merger Sub in connection with the execution and delivery of this Agreement by Parent and Merger Sub or the consummation by Parent and Merger Sub of the Merger or the Transactions, except for the filing of the Certificate of Merger with the Department of State.

(c)                                  Ownership and Interim Operations of Merger Sub.  Parent is the sole member of MBS Intermediate Holdings, LLC, which owns, beneficially and of record, all of the outstanding capital stock of Merger Sub.  Merger Sub was formed solely for the purpose of engaging in the Transactions, has engaged in no other business activities and has conducted its operations only as contemplated hereby.

(d)                                 Financing.  Parent has delivered to the Company true and complete copies of (a) the executed commitment letter, dated as of the date hereof, between Parent, certain direct and indirect subsidiaries of Parent and certain financial institutions (the “Debt Commitment Letter”) pursuant to which, upon the terms and conditions set forth therein, such financial institutions have agreed to lend the amounts set forth therein (the “Debt Financing”) for the purpose of funding a portion of the Merger Consideration, and (b) the executed equity commitment letter, dated as of the date hereof, between Parent and Featheringill Investment Group, LLC (the “Equity Commitment Letter”, and together with the Debt Commitment Letter, the “Financing Commitments”), pursuant to which Featheringill Investment Group, LLC (the “Sponsor”) has committed, upon the terms and conditions set forth therein, to invest the amount set forth therein to fund a portion of the Merger Consideration (the “Equity Financing”, and together with the Debt Financing, the “Financing”).  None of the Financing Commitments has been amended or modified and the respective commitments contained in the Financing Commitments have not been terminated, withdrawn, modified, amended or rescinded in any respect and no such termination, withdrawal, modification, amendment or rescission is, to the Knowledge of Parent, contemplated.  There are no side letters, understandings or other agreements or arrangements, whether written or oral, relating (directly or indirectly) to the Financing or the Financing Commitments to which Parent or any of its Affiliates is a party that have not been provided to the Company.  The Financing Commitments are in full force and effect and constitute the legal, valid and binding obligations of Parent and, to Parent’s Knowledge, the other parties thereto, in accordance with the terms and conditions thereof, except as such enforceability may be limited by the Bankruptcy and Equity Exceptions.  There are no conditions precedent or other contingencies (directly or indirectly) related to the funding or investing, as applicable, of the full amount of the Financing at Closing, other than as expressly set forth in the Financing Commitments.  As of the date hereof, Parent has no reason to believe that the aggregate proceeds to be disbursed pursuant to the agreements contemplated by the Financing Commitments will not, in the aggregate, together with cash on hand and availability on the revolver under Parent’s and its subsidiaries’ existing credit facility, be sufficient for Parent to consummate the Transactions (including to pay all amounts required to be paid by or on behalf of Parent as contemplated by this Agreement and to pay all estimated related fees and expenses to be paid by Parent).  Parent has fully paid, or is paying on the date of this Agreement, any commitment fees or other fees required to be paid on or prior to the date of this Agreement pursuant to the Financing Commitments.

(e)                                  Financial Ability.  Parent and Merger Sub have, and will at all times up to and including the earlier of Closing or termination of this Agreement in accordance with its terms (and the payment, if applicable of the Parent Termination Fee) have, unrestricted and immediately available funds sufficient to pay the Parent Termination Fee.

(f)                                   Ownership.  As of the date of this Agreement, none of Parent, Merger Sub or their respective Affiliates, directly or indirectly, beneficially own or control any shares of capital stock of the Company, and none of Parent, Merger Sub or their respective Affiliates have any rights to acquire any shares of capital stock of the Company other than pursuant to this Agreement.

(g)                                  Legal Proceedings.  There is no pending or, to the Knowledge of Parent, threatened, legal or administrative proceeding, claim, suit, investigation or action against Parent, Merger Sub or any of their respective Subsidiaries, nor is there any injunction, order, judgment, ruling or decree imposed upon Parent, Merger Sub or any of their respective Subsidiaries, in each case, by or before any Governmental Entity, which would, individually or in the aggregate, reasonably be expected to result in a Parent Material Adverse Effect.

(h)                                 Certain Arrangements.  Other than the Voting Agreement, there are no Contracts between Parent or Merger Sub, on the one hand, and any member of the Company’s management or directors, on the other hand, as of the date hereof that relate in any way to the business and operations of the Company or the Transactions.  During the past five (5) years immediately preceding the date of this Agreement, neither Parent nor any of its Affiliates has beneficially owned more than five percent (5%) of the outstanding Common Stock.

(i)                                     Brokers and Other Advisors.  No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Merger and the Transactions based upon arrangements made by or on behalf of Parent or any of its Subsidiaries except for Persons whose fees and expenses will be paid by Parent at Closing.

(j)                                    Not An Interested Shareholder. From the date that is five years prior to the date of this Agreement, neither Parent nor Merger Sub, nor any of their respective Affiliates or Associates (as such terms are defined in Section 912 of the NYBCL), is or has been an “Interested Shareholder” of the Company for purposes of Section 912 of the NYBCL.

(k)                                 Disclaimer of Other Representations and Warranties.  Parent and Merger Sub each acknowledges and agrees that, except for the representations and warranties expressly set forth in this Agreement (i) neither the Company nor any of its Subsidiaries or their respective directors, officers, employees or agents makes, or has made, any representations or warranties relating to itself or its business or otherwise in connection with the Merger and Parent and Merger Sub are not relying on any representation or warranty except for those expressly set forth in this Agreement, (ii) no Person has been authorized by the Company to make any representation or warranty relating to itself or its Subsidiaries or its business or otherwise in connection with the Merger, and if made, such representation or warranty must not be relied upon by Parent or Merger Sub as having been authorized by the Company, and (iii) any estimates, projections, predictions, data, financial information, memoranda, presentations or any other materials or information provided or addressed to Parent, Merger Sub or any of their Representatives are not and shall not be deemed to be or to include representations or warranties, including any representations or warranties relating to the reasonableness of the assumptions underlying such estimates, projections and related information.

(l)                                     No Other Representations or Warranties.  Except for the representations and warranties made by Parent and Merger Sub in this Section 3.02, neither Parent nor Merger Sub or any other Person on behalf of Parent or Merger Sub, including any director, officer, employee or agent of Parent or Merger Sub, makes any express or implied representation or warranty with respect to Parent or Merger Sub or any of their respective Subsidiaries in connection with the Transactions.  Neither Parent nor Merger Sub or any other Person, including any director, officer, employee or agent of Parent or Merger Sub, will have or be subject to any liability or obligation to the Company or any other Person resulting from the distribution to the Company, or the Company’s use of, any such information, including any information, documents, projections, forecasts or other material made available to the Company in expectation of the Transactions.  Each party hereto acknowledges the common law limitations on the ability to waive liability for fraud.

ARTICLE IV

COVENANTS RELATING TO CONDUCT OF BUSINESS; NO SOLICITATION

Section 4.01                             Conduct of Business by the Company.  During the period from the date of this Agreement to the Effective Time (or such earlier date on which this Agreement may be terminated in accordance with Section 7.01), except as required by applicable Law, consented to in writing in advance by Parent (which consent shall not be unreasonably withheld, delayed or conditioned), or otherwise specifically contemplated or permitted by or required pursuant to this Agreement, the Company shall, and shall cause each of its Subsidiaries, to (subject to the other requirements of this Section 4.01), carry on its business in the ordinary course consistent with past practice and use its commercially reasonable efforts to (i) preserve intact in all material respects its current business organization, goodwill, and ongoing businesses to the end that its goodwill and ongoing businesses shall be materially unimpaired at the Effective Time, (ii) (without limiting any additional information Parent may request pursuant to Section 5.02) promptly deliver to Parent copies of (1) its unaudited monthly financial statements as they become available between the date of this Agreement and the Closing Date on or prior to the fifteenth (15th) Business Day following the last day of each such month and (2) its standard weekly cash reports consistent with past practices, and (iii) not incur aggregate Transaction expenses with the Known Service Providers in excess of the amounts set forth on Section 5.14 of the Company Disclosure Letter (which amount, for the avoidance of doubt, shall not include any Transaction expenses that have been paid by the Company prior to June 30, 2015).  In addition to and without limiting the generality of the foregoing, during such period, except as required by applicable Law or as otherwise specifically contemplated or permitted by or required pursuant to this Agreement (including any matters set forth on Section 4.01 of the Company Disclosure Letter), the Company shall not, and shall not permit any of its Subsidiaries to, without Parent’s prior written consent (which such consent shall not be unreasonably withheld, delayed or conditioned):

(a)                                 declare, set aside or pay any dividend on or make any other distributions (whether in cash, stock, property or otherwise) with respect to, or enter into any Contract relating to the declaration of any dividend or distribution with respect to, the shares of capital stock of the Company or the shares of capital stock of any Company Subsidiary, except for (i) the declaration and payment by the Company of regular quarterly dividends for Senior Preferred Stock in accordance with past practice for the period up to the Closing Date, and (ii) the declaration and payment of dividends or other distributions to the Company or any Company Subsidiary by any directly or indirectly wholly-owned Company Subsidiary;

(b)                                 split, subdivide, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or other ownership interests (including any securities convertible into, exchangeable for or exercisable for shares of its capital stock or other ownership interests);

(c)                                  purchase, redeem or otherwise acquire, or offer to purchase redeem or otherwise acquire, any shares of its capital stock or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities, except for purchases, redemptions or other acquisitions of capital stock or other securities required under the terms of any plans, arrangements or Contracts existing on the date hereof between the Company or any of its Subsidiaries and any director, employee or former employee of the Company or any of its Subsidiaries or in connection with the exercise of Stock Options or the vesting of Restricted Stock;

(d)                                 issue, deliver, sell, grant, pledge or otherwise encumber or subject to any Lien any shares of capital stock or other ownership interests, any other voting securities or any securities convertible into, exchangeable for, exercisable for, or any rights, warrants or options to acquire, any such shares, ownership interests, voting securities or convertible securities, or any “phantom” stock, “phantom” stock rights, stock appreciation rights or stock based performance units, other than upon the exercise of Stock Options outstanding on the date hereof in accordance with their terms on the date hereof;

(e)                                  amend the certificate of incorporation or the bylaws of the Company or other comparable charter or organizational documents of the Company or any of the Company Subsidiaries;

(f)                                   make any acquisition (including by merger, consolidation, stock acquisition or otherwise) of the capital stock or all or substantially all of the assets of any other Person;

(g)                                  adopt a plan or agreement of complete or partial liquidation or dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of the Company Subsidiaries;

(h)                                 except for (i) intercompany balances, incur any Indebtedness for borrowed money, or (ii) as permitted by Section 4.01(v), guarantee any Indebtedness of a third party, enter into any Contract with respect to Indebtedness, issue or sell debt securities, make any loans, advances or capital contributions, mortgage, pledge or otherwise encumber any assets, or suffer any Lien thereupon or enter into any Contract having the economic effect of any of the foregoing;

(i)                                     sell, transfer, lease (as lessor), license, mortgage, sell and leaseback or otherwise encumber or subject to any Lien or otherwise dispose of any of its properties or other assets (including the capital stock or other equity interests in any Company Subsidiary) or any interests therein (including securitizations), except (A) for sales, licenses or dispositions of properties or other assets or interests therein in the ordinary course of business consistent with past practice, (B) Liens securing existing Indebtedness, (C) pursuant to Contracts in force as of the date hereof, (D) dispositions of obsolete or worthless assets that are no longer useful in the conduct of the business of the Company, (E) for transfers among the Company and its

Subsidiaries, or (F) for any instance in which the Company or any of its Subsidiaries sells, transfers, leases (as lessor), licenses, mortgages, sells and leasebacks or otherwise encumbers or subject to any Lien or otherwise disposes of any of its properties or other assets or any interests therein (including securitizations) in amounts less than or equal to ten thousand dollars ($10,000) individually or fifty thousand dollars ($50,000) in the aggregate, in each instance, at approximate fair market value for such properties or assets;

(j)                                    other than with respect to actions covered by Section 4.01(q), pay, discharge, settle or satisfy any suit, action or claim, other than (A) settlements of current, pending or future suits, actions or claims that are set forth on Section 3.01(g) of the Company Disclosure Letter subject to the limits and conditions set forth on Section 3.01(g) of the Company Disclosure Letter, (B) settlements in the ordinary course of business consistent with past practices of any suit, action or claim, or threatened suit, action or claim, that (1) require payments by the Company or any Company Subsidiary (net of insurance proceeds) in an amount not to exceed fifty thousand dollars ($50,000) individually or one hundred fifty thousand dollars ($150,000) in the aggregate and (2) do not require any other material actions or impose any other material restrictions on the business or operations of the Company or any of the Company Subsidiaries, (C) settlements, in the ordinary course of business consistent with past practices,  of any workers’ compensation claims or employee claims filed with the Equal Employment Opportunity Commission, so long as such settlements do not exceed fifty thousand dollars ($50,000) individually or one hundred fifty thousand dollars ($150,000) in the aggregate;

(k)                                 amend or modify in any material respect (it being understood that changes in services and/or customer seats (but not adverse changes in pricing rates) shall not be considered material amendments or modifications unless they result in a reduction in services of more than ten percent (10%)) or terminate any Material Contract or enter into any Contract that, if in effect as of the date hereof, would (i) constitute a Material Contract, or (ii) reasonably be anticipated to involve payments by the Company or a Company Subsidiary in excess of fifty thousand dollars ($50,000) per annum; provided, however, that this Section 4.01(k) shall not apply with respect to customer contracts, channel partner contracts, wholesale contracts or other similar arrangements to which the Company or any of the Company Subsidiaries are or may become parties, unless such customer or partner is or would be required to be set forth on Section 3.01(v) of the Company Disclosure Letter if in effect during the period covered thereby;

(l)                                     except as required to comply with (i) applicable Law, or (ii) any Contract entered into by the Company or a Company Subsidiary prior to the date hereof, (A) adopt, enter into, terminate or materially amend (1) any Company Benefit Plan or (2) any other agreement, plan or policy involving the Company or any of its Subsidiaries and one or more of their respective current or former employees or members of the Board, (B) increase the compensation, bonus or fringe or other benefits offered by the Company or its Subsidiaries other than accruals of benefits in the ordinary course of business consistent with past practice, (C) other than as set forth on Section 4.01(l) of the Company Disclosure Letter, grant any entitlement to severance or termination pay or termination benefits or increase in any manner the severance or termination pay or termination benefits of any current or former member of the Board of the Company or employee of the Company or any Company Subsidiary, (D) other than as contemplated by Section 4.01(z) (with respect to cash, but not equity awards), grant any awards under any bonus, incentive, performance or other compensation plan or arrangement, Company Benefit Plan

(including the grant of Stock Options, “phantom” stock, stock appreciation rights, “phantom” stock rights, stock based or stock related awards, performance units or restricted stock or the removal of existing restrictions otherwise applicable to such awards), (E) except as otherwise expressly provided for in this Agreement, amend or modify any Stock Option, (F) except as required or permitted by Section 2.03 of this Agreement, take any action to accelerate the vesting or payment of any compensation or benefit under any Company Benefit Plan or (G) loan or advance any money or other property (other than reimbursement of reimbursable expenses or any advances of such expenses pursuant to Company credit cards or otherwise in the ordinary course of business consistent with past practice) to any current or former member of the Board or employee of the Company or any Company Subsidiary;

(m)                             enter into any agreement or engage in any transaction (other than existing arrangements with any of the following parties pursuant to which such parties are customers of the Company or any of its Subsidiaries, to the extent set forth on Section 3.01(t) of the Company Disclosure Letter) with one or more of the Company’s directors, officers or shareholders, or with any corporation, partnership (general or limited), limited liability company, association or other organization of which one or more of the Company’s directors, officers or shareholders is (A) a director, officer, manager, managing partner, managing member (or the holder of any office with similar authority), (B) has a direct or indirect financial interest, or (C) directly or indirectly controls, is controlled by or is under common control with;

(n)                                 [intentionally omitted];

(o)                                 elect to be subject to any state takeover, “control-share” or other similar statute or regulation with respect to this Agreement, the Company or the Merger or the other transactions contemplated by this Agreement;

(p)                                 make any material change in any financial accounting methods, principles or practices, in each case, except for any such change required by a change in GAAP or applicable Law;

(q)                                 (i) settle or compromise any tax claim, audit or assessment, (ii) make or change any material tax election, change any annual tax accounting period, adopt or change any method of tax accounting, (iii) amend any material tax returns or file claims for material tax refunds, or (iv) enter into any material closing agreement, surrender in writing any right to claim a material tax refund, offset or other reduction in tax liability or consent to any extension or waiver of the limitation period applicable to any material tax claim or assessment relating to the Company or its Subsidiaries, in each case, involving the payment of an amount in excess of one hundred fifty thousand dollars ($150,000) individually, or three hundred thousand dollars ($300,000) in the aggregate;

(r)                                    enter into any agreement, agreement in principle, letter of intent, memorandum of understanding or similar Contract with respect to any joint venture, strategic partnership or alliance (it being understood that the foregoing shall not include channel partnership relationships, wholesale relationships or customer contracts or arrangements, which shall be governed by Section 4.01(k) above);

(s)            enter into any collective bargaining agreement or other agreement with a labor union, works council or similar organization or amend any such existing agreement;

(t)            enter into any new line of business;

(u)           abandon, encumber, convey title (in whole or in part), exclusively license or grant any right or other licenses to Company Intellectual Property, other than in the ordinary course of business consistent with past practices;

(v)           make any capital expenditures in excess of fifty thousand dollars ($50,000) individually or two hundred fifty thousand dollars ($250,000) in the aggregate (whether budgeted or otherwise), other than any Broadsoft licenses related to new customers (including increases by existing customers);

(w)          make any material change in the customs and practices of the Company or its Subsidiaries with respect to the collection of receivables, payment of payables or extension of credit to customers;

(x)           materially reduce the amount of any insurance coverage provided by existing insurance policies or otherwise amend or cancel any such policies;

(y)           enter into any Contract containing “change in control” or similar provisions that would be triggered, in whole or in part, by the Merger;

(z)           hire any employees or independent contractors except (i) upon written notice to Parent, hiring employees (or independent contractors) to fill vacancies occurring after the date hereof at a compensation level consistent with market rates for persons with similar experience and skills to the employee vacancy being filled or (ii) as set forth on Section 4.01(z) of the Company Disclosure Letter;

(aa)         engage service providers with respect to the Transactions (other than those set forth on Section 5.14 of the Company Disclosure Letter (the “Known Service Providers”)) for whom payment is expected to be more than one hundred thousand dollars ($100,000) in the aggregate;

(bb)         commence any litigation or binding dispute resolution process (other than with respect to this Agreement or the Transactions, in either instance, against any of the parties hereto or any of the parties to the Equity Commitment Letter); or

(cc)         authorize or agree or commit to take any of the foregoing actions.

Section 4.02          No Solicitation.

(a)           On the date hereof, the Company will and will cause its Subsidiaries and their respective directors, officers, employees, investment bankers, financial advisors, attorneys, accountants and other representatives (with respect to any such Person, collectively, such Person’s “Representatives”) to immediately cease and terminate all activities, discussions and negotiations with any Persons that may be ongoing with respect to a Takeover Proposal, and deliver a written notice to each such Person to the effect that the Company is ending all discussions and negotiations with such Person with respect to any Takeover Proposal. Such notice shall also request and the Company shall use its commercially reasonable efforts to have such Person promptly return or destroy all confidential information concerning the Company and its Subsidiaries.

(b)           From the date hereof until the Effective Time or, if earlier, the date of termination of this Agreement, Company shall not, nor shall it permit any of its Subsidiaries to, nor shall it authorize or permit any of its or its Subsidiaries’ Representatives to directly or indirectly (i) solicit, initiate or knowingly encourage or take any action to facilitate any inquiries or the making of any proposal or offer that constitutes, or may reasonably be likely to lead to, any Takeover Proposal, (ii) provide any non-public information, or afford access to the properties, books, records, or personnel of the Company or any of its Subsidiaries to, or assist, participate in, facilitate or knowingly encourage any effort by, any Person that the Company, its Subsidiaries, or any of its or its Subsidiaries’ respective Representatives has reason to believe is considering making, or has made, any Takeover Proposal, (iii) enter into or maintain or continue discussions or negotiate with any Person in furtherance of such inquiries or to obtain a Takeover Proposal or otherwise in connection with any Takeover Proposal, (iv) approve, endorse, recommend, or execute or enter into any letter of intent, agreement in principle, merger agreement, acquisition agreement or other similar agreement relating to a Takeover Proposal (other than an Acceptable Confidentiality Agreement entered into pursuant to Section 4.02(c)) (an “Acquisition Agreement”) or any proposal or offer that could reasonably be expected to lead to a Takeover Proposal, (v) take any action to exempt any Person from, or make any acquisition of securities of the Company by any Person not subject to, any state takeover statute or similar statute or regulation that applies to the Company with respect to a Takeover Proposal or otherwise, except for Parent, Merger Sub or any of their respective Subsidiaries, or the Transactions, or (vi) resolve or agree to do any of the foregoing or otherwise authorize any of its Representatives to take any such action.

(c)           Notwithstanding anything to the contrary in Sections 4.02(a) or (b) and subject to Section 4.02(d), prior to receipt of the Shareholder Approval, if the Company or any of its Representatives receives an unsolicited written, bona fide Takeover Proposal that is made (and not withdrawn) by a third-party, which Takeover Proposal did not result from a breach of this Section 4.02, and (x) the Board determines in good faith, after consultation with outside legal counsel and the Company’s financial advisor, that such Takeover Proposal constitutes or would reasonably be expected to result in a Superior Proposal, and (y) the Board determines in good faith (after consultation with its legal advisors) that failure to take such action would be reasonably likely to violate the directors’ fiduciary duties under applicable Law, then the Company and its Representatives may: (i) enter into a customary confidentiality agreement with provisions relating to confidentiality and standstill arrangements that are no less favorable to the Company than the provisions of the Original Confidentiality Agreement (it being understood that such confidentiality agreement shall contain provisions that expressly permit the Company to comply with the terms of this Agreement, including Section 4.02 hereunder) (an “Acceptable Confidentiality Agreement”) and (ii) thereafter, subject to the terms of such Acceptable Confidentiality Agreement, (x) furnish non-public information or data relating to the Company or any of its Subsidiaries to such third-party (provided that the Company shall promptly provide to Parent any material non-public information or data concerning the Company or any of its

Subsidiaries that is provided to any Person given such access that was not previously provided to Parent or its Representatives), (y) afford access to the properties, books, records or personnel of the Company or its Subsidiaries and (z) participate in negotiations or discussions with such third-party regarding such Takeover Proposal.

(d)           The Company will promptly notify Parent in writing (but in no event later than twenty-four (24) hours) after receipt by the Company, its Subsidiaries, or any of their respective Representatives of any Takeover Proposal, any inquiry that could reasonably be expected to lead to a Takeover Proposal, any request for material non-public information relating to the Company or any of its Subsidiaries or for access to the business, properties, assets, books or records of the Company or any of its Subsidiaries by any third party. In such notice, the Company shall identify the third party making, and details of the material terms and conditions of, any such Takeover Proposal, indication or request.  The Company will keep Parent reasonably informed, on a prompt basis, of the status of any such Takeover Proposal, inquiry or request (including the material terms and conditions thereof and any modifications thereto), and the Company shall promptly provide Parent with any material non-public information concerning the Company’s business, present or future performance, financial condition or results of operations, provided to any third party that has not been previously provided to Parent.

(e)           For purposes of this Agreement:

(i)            “Takeover Proposal” means any inquiry, proposal, offer or indication of interest from any Person (other than Parent and its Subsidiaries) or “group”, within the meaning of Section 13(d) of the Exchange Act, relating to, in a single transaction or series of related transactions, any (A) direct or indirect sale, lease, exchange, transfer, license, acquisition or disposition of assets of the Company or its Subsidiaries equal to twenty percent (20%) or more of the Company’s consolidated assets or to which twenty percent (20%) or more of the Company’s net revenues on a consolidated basis are attributable, (B) direct or indirect acquisition of twenty percent (20%) or more (or, in the case of any person beneficially owning (for purposes of Section 13(d) of the Exchange Act) twenty percent (20%) or more of the outstanding shares of Common Stock as of the date of this Agreement, any additional shares) of any class of outstanding voting or equity securities of the Company or any of its Subsidiaries, (C) tender offer or exchange offer that if consummated would result in any Person beneficially owning twenty percent (20%) or more (or, in the case of any person beneficially owning (for purposes of Section 13(d) of the Exchange Act) twenty percent (20%) or more of the outstanding shares of Common Stock as of the date of this Agreement, any additional shares) of any class of outstanding voting or equity securities of the Company or any of its Subsidiaries, (D) liquidation, dissolution (or the adoption of a plan of liquidation or dissolution), recapitalization, extraordinary dividend (whether in cash or other property) or other significant corporate reorganization of the Company or any of its Subsidiaries, the business of which constitutes twenty percent (20%) or more of the net revenues, net income or assets of the Company and its Subsidiaries, taken as a whole, (E) merger, consolidation, share exchange or other business combination involving the Company and any third-party other than a Company Subsidiary, or (F) any combination of the foregoing types of transactions if the sum of the percentage of consolidated assets or net revenues and Company Common Stock involved is twenty percent (20%) or more; in each case, other than the Transaction; and

(ii)           “Superior Proposal” means an unsolicited written, bona fide Takeover Proposal, which, in the good faith determination of the Board after consultation with legal counsel and the Company’s financial advisor, taking into consideration the various legal, financial, regulatory and other aspects of such Takeover Proposal (provided that, for purposes of this definition of “Superior Proposal” only, references to twenty percent (20%) in the definition of Takeover Proposal shall be deemed to be references to fifty (50%)) and the Person or “group”, within the meaning of Section 13(d) of the Exchange Act, making such Takeover Proposal (including any required financing, shareholder approval requirements of the Person or group making the proposal, regulatory approvals, shareholder litigation, breakup fee and expense reimbursement provisions, expected timing and risk and likelihood of consummation, and, to the extent deemed appropriate by the Board, such other factors that may be considered in making such a determination under the NYBCL, including any revisions to the terms of this Agreement proposed by Parent during the Notice Period) if consummated, would result in a transaction that is more favorable from a financial point of view to the shareholders of the Company than the Transaction, taking into account any revisions to the terms of this Agreement and the Merger proposed by Parent during the notice period set forth below.

(f)            Except as permitted by Section 4.02(g), neither the Board nor any committee thereof shall (i)(A) fail to make, amend, change, qualify, withhold, withdraw or modify, or publicly propose to amend, change, qualify, withhold, withdraw or modify, in a manner adverse to Parent or Merger Sub, the Company Recommendation, or (B) adopt, approve, endorse or recommend, or publicly propose to adopt, approve, endorse or recommend to the shareholders of the Company any Takeover Proposal or Superior Proposal, (ii) fail to recommend against acceptance of any tender or exchange offer for the Common Stock within seven (7) Business Days after commencement of such offer, (iii) make any public statement inconsistent with the Company Recommendation, (iv) at any time after the receipt or public announcement of a Takeover Proposal, fail to reaffirm the Company Recommendation within seven (7) Business Days after receipt of any written request from Parent to do so (actions described in clauses (i)-(iv) being referred to as a “Company Adverse Recommendation Change”), (v) authorize, cause or permit the Company or any of its Subsidiaries or any of their respective Representatives to enter into any Acquisition Agreement, or (vi) resolve to do any of the foregoing.

(g)           Notwithstanding anything to the contrary set forth in this Agreement, including Section 4.02(f), prior to the time the Shareholder Approval is obtained, but not after, the Board may make a Company Adverse Recommendation Change or cause the Company to (or permit any Company Subsidiary to) enter into an Acquisition Agreement with respect to an unsolicited written, bona fide Takeover Proposal made after the date hereof, only if the Board has determined in good faith, (i) after consultation with its outside legal counsel, that failure to take such action would be reasonably likely to violate the Board’s fiduciary duties under applicable Law, and (ii) after consultation with the Company’s outside legal counsel and financial advisor that such Takeover Proposal constitutes a Superior Proposal; provided, however, that prior to taking such action (A) the Company (directly or indirectly through its Subsidiaries and each of their respective Representatives) shall have complied with their obligations under this Section 4.02, with respect to such Takeover Proposal (except for any immaterial noncompliance), (B) the Company has given Parent at least five (5) calendar days’ (the “Notice Period”) prior written notice of its intention to take such action (which notice shall include a complete copy of the Superior Proposal, a complete copy of the relevant proposed transaction agreements and a complete copy of any financing commitments relating thereto, including any schedules and exhibits to the foregoing, in each case, to the extent in the Company’s or any of its Representative’s possession), (C) the Company and its Subsidiaries shall negotiate, and shall cause their respective Representatives to negotiate, in good faith with Parent during such Notice Period, to the extent Parent wishes to negotiate, in order to enable Parent to propose revisions to the terms of this Agreement and any other agreements relating to the Transaction such that the Takeover Proposal would no longer constitute a Superior Proposal, (D) following the end of such Notice Period, the Board shall have considered in good faith any proposed revisions to this Agreement and any other agreements relating to the Transactions proposed in writing by Parent, and shall have determined that the Takeover Proposal would continue to constitute a Superior Proposal if such revisions were to be given effect, and (E) in the event that, after the commencement of the Notice Period, there is any material change to the terms of such Takeover Proposal, the Company shall deliver to Parent an additional notice consistent with that described in clause (B) above, and the Notice Period shall be extended, if applicable, in order to ensure that at least three (3) calendar days remains in the Notice Period subsequent to the time that the Company notifies Parent of any such material revision (it being understood that there may be multiple extensions).  During the Notice Period, Parent shall have the right to make a presentation to the Board.  Notwithstanding anything to the contrary contained in this Agreement and for the avoidance of doubt, any purported termination of this Agreement pursuant to this Section 4.02(g) shall be void and of no force and effect unless the Company termination is in accordance with Section 7.01(d)(ii) and the Company pays Parent the applicable Termination Fee in accordance with Section 7.02.

(h)           Nothing contained in this Section 4.02 shall prohibit the Company, after the receipt of written advice from outside legal counsel that failure to disclose such position would constitute a violation of applicable Law, from (i) disclosing to its shareholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act, provided that any disclosures permitted under this Section 4.02(h)(i) that does not contain either an express rejection of any applicable Takeover Proposal or an express reaffirmation of the Company Recommendation shall be deemed a Company Adverse Recommendation Change, or (ii) making any “stop-look-and-listen” communication to the shareholders of the Company pursuant to Section 14d-9(f) promulgated under the Exchange Act (or any similar communications to the shareholders of the Company) in which the Company indicates that it has not changed the Company Recommendation.

ARTICLE V

ADDITIONAL AGREEMENTS

Section 5.01          Preparation of the Proxy Statement; Shareholders’ Meeting.

(a)           As promptly as practicable following the date of this Agreement, but in no event later than twenty-five (25) calendar days after the date hereof, the Company and Parent shall prepare, and the Company shall file with the SEC, the Proxy Statement, and the Company shall use its reasonable best efforts to respond as promptly as practicable to any comments of the SEC and its staff with respect thereto or the Transactions (whether written or oral) and to resolve such comments with the SEC and its staff and, to the extent permitted by applicable Law, to commence mailing of the Proxy Statement to the shareholders of the Company as promptly as practicable (but in no event prior to the clearance of the Proxy Statement by the SEC) after responding to all such comments to the satisfaction of the SEC and its staff. The Company shall promptly notify Parent and its legal counsel upon the receipt of any such comments from the SEC or its staff or any request from the SEC or its staff for amendments or supplements to the Proxy Statement, and shall provide Parent and its legal counsel with copies of all correspondence between the Company and its Representatives, on the one hand, and the SEC and its staff, on the other hand.  Prior to filing or mailing the Proxy Statement (or any amendment or supplement thereto) or responding to any comments of the SEC or the staff of the SEC with respect thereto, the Company (i) shall provide Parent and its legal counsel a reasonable opportunity to review and comment on such document or response, (ii) provide Parent and its counsel a reasonable opportunity to advise in connection with any discussions or meetings with the SEC and (iii) shall include in such document or response all comments reasonably proposed by Parent that both (x) comply with applicable Law, including Rule 14a-9 promulgated under the Exchange Act, and (y) are commercially reasonable under the circumstances; provided that Parent shall use reasonable best efforts to provide or cause to be provided its comments to the Company as promptly as reasonably practicable after such document or response is transmitted to Parent for its review.

(b)           Parent and the Company shall each cooperate in the preparation of the Proxy Statement and any amendment or supplement thereto.  Without limiting the generality of the foregoing, each of the Company, Parent and Merger Sub, as the case may be, shall promptly furnish to the Company in writing the information relating to them required by the Exchange Act to be set forth in the Proxy Statement.  The Company shall (i) use reasonable best efforts to ensure that the Proxy Statement will not on the date it is first mailed to shareholders of the Company contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, (ii) ensure that the Proxy Statement will not at the time of the Shareholders’ Meeting contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading and (iii) will comply as to form in all material respects with the applicable requirements of the Exchange Act.  The Proxy Statement shall include all information and comments reasonably proposed by Parent to be included therein that both (x) comply with applicable Law, including Rule 14a-9 promulgated under the Exchange Act, and (y) are commercially reasonable under the circumstances.  Each of the Company and Parent shall promptly correct any information provided by it for use in the Proxy Statement if and to the extent such party becomes aware that such information shall have become false or misleading in any material respect.  The Company assumes no responsibility with respect to information supplied in writing by or on behalf of Parent or Merger Sub for inclusion or incorporation by reference in the Proxy Statement.  If, at any time prior to receipt of the Shareholder Approval, any event occurs with respect to the Company, any of its Subsidiaries, Parent or Merger Sub, or any change occurs with respect to other information to be included in the Proxy Statement, which is required to be described in an amendment of, or a supplement to, the Proxy Statement, the Company or Parent, as the case may be, shall promptly notify the other party of such event and the Company shall promptly file, following compliance with Section 5.01(a), any necessary amendment or supplement to the Proxy Statement, and thereafter promptly prepare and disseminate amended or supplemented proxy materials (and, if required in connection therewith, re-solicit proxies).

(c)           Unless this Agreement has been terminated pursuant to Section 7.01, the Company shall, as soon as practicable, but in no event later than five (5) days after the later of (i) the date the Proxy Statement has been cleared by the SEC and its staff for mailing to the shareholders of the Company, and (ii) the record date for such meeting (which shall be set on such date as Parent and the Company shall mutually agree, and if they are unable to agree, no later than forty-five (45) days following the date hereof, subject to compliance with applicable Law and stock exchange requirements), take all necessary actions in accordance with applicable Laws, the certificate of incorporation and bylaws of the Company and the rules of the New York Stock Exchange to duly call, give notice of, convene and hold a meeting of the shareholders of the Company (including any adjournment or postponement thereof, the “Shareholders’ Meeting”) for the purpose of obtaining Shareholder Approval to adopt this Agreement and approve the Merger, in each case, duly called and held for such purpose; provided, however, for the avoidance of doubt, the Company may recess, reconvene, postpone or adjourn the Shareholders’ Meeting only (i) with the consent of Parent or (ii) if as of the time for which the Shareholders’ Meeting is scheduled (as originally set forth in the Proxy Statement, or as subsequently communicated to the shareholders in connection with any postponement) there are insufficient shares of Common Stock present (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Shareholders’ Meeting.  “Shareholder Approval” is obtained at the Shareholders’ Meeting if at least seventy percent (70%) of the outstanding shares of Common Stock entitled to vote thereon vote in favor of adopting the Agreement and approving the Merger.

(d)           Unless the Board shall have effected a Company Adverse Recommendation Change in accordance with Section 4.02(g), the Board shall make the Company Recommendation, include such Company Recommendation in the Proxy Statement and use its reasonable best efforts to obtain the Shareholder Approval (which shall include the Company’s use of a proxy solicitation firm mutually acceptable the Company and Parent).  The notice of such Shareholders’ Meeting shall state that a resolution to approve and adopt this Agreement and the Merger will be considered at the Shareholder Meeting and, other than those matters customarily considered at the Company’s annual meeting of shareholders, no other matters shall be considered or voted upon at the Shareholders’ Meeting without the Parent’s prior written consent (not to be unreasonably withheld, conditioned or delayed). The Company shall provide reasonable updates to Parent and Merger Sub with respect to proxy solicitation results as requested by Parent or Merger Sub.

Section 5.02          Access to Information; Confidentiality.

(a)           Subject to restrictions under applicable Law, the Company shall afford to Parent, and to Parent’s officers, employees, accountants, counsel, financial advisors, Financing sources and their respective Representatives, reasonable access, during normal business hours and upon reasonable prior notice to the Company during the period prior to the earlier of the Effective Time or the termination of this Agreement, to all of its and its Subsidiaries’ properties, books, Contracts, personnel and records and, during such period, the Company shall furnish promptly to Parent (i) a copy of each report, schedule, registration statement and other document filed by it during such period pursuant to the requirements of Federal or state securities Laws (unless such document is publicly available), (ii) a copy of each correspondence or written communication with any federal, state or other Governmental Entity, and (iii) all other information concerning its and its Subsidiaries’ business, properties and personnel as Parent may reasonably request; provided, however, that that the Company may restrict the foregoing access to such information or personnel to the extent that such disclosure would, based on the advice of legal counsel, result in a waiver of attorney-client privilege, the work product doctrine or any other applicable privilege applicable to such information, provided that the parties shall have used reasonable best efforts to cause such information to be provided in a manner that would not result in such waiver.  The Company shall provide Parent with a copy of its federal tax return for the fiscal year ended December 31, 2014 a reasonable amount of time prior to filing and, prior to filing, the Company shall consider any comments thereto reasonably proposed by Parent.

(b)           Except for disclosures expressly permitted by the terms of the confidentiality agreement, dated March 31, 2015, between the Company and Parent (as amended from time to time, the “Original Confidentiality Agreement”), Parent shall hold, and shall cause Merger Sub and its and Merger Sub’s respective officers, employees, accountants, counsel, financial advisors, Financing Sources and other Representatives to hold, all information received from the Company, directly or indirectly, in confidence in accordance with the Original Confidentiality Agreement. If the Closing occurs, the Original Confidentiality Agreement and the confidentiality agreement, dated August 18, 2015, between the Company and Parent (as amended from time to time, together with the Original Confidentiality Agreement, the “Confidentiality Agreements”) shall automatically terminate as of the Effective Time and, if this Agreement is terminated in accordance with its terms, the term of the Confidentiality Agreements shall continue until the second (2nd) anniversary of such termination date.

(c)           No investigation pursuant to this Section 5.02 or information provided or received by any party hereto pursuant to this Agreement will affect any of the representations or warranties of the parties hereto contained in this Agreement or the conditions hereunder to the obligations of the parties hereto.

Section 5.03          Reasonable Best Efforts.

(a)           Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use its respective reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the Transactions, including using its respective reasonable best efforts to accomplish the following: (i) the taking of all acts necessary to cause the conditions to Closing to be satisfied as promptly as practicable; (ii) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Entities and the making of all necessary registrations and filings (including filings with Governmental Entities) and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity; and (iii) the delivery of required notices to and the obtaining of all necessary consents, approvals or waivers from third parties under any Material Contract or otherwise to the extent related to the Merger; provided, however that the Company shall not be required to make any non de minimis payment to any such third parties or concede anything of value in order to obtain such consents.

(b)           In furtherance and not in limitation of the foregoing:

(i)            Each of Parent and the Company shall cooperate and use its respective reasonable best efforts to obtain all consents, approvals and agreements of, and to give and make all notices and filings with, any Governmental Entity necessary to consummate and make effective the Merger and the other Transactions.  Parent and the Company shall cooperate and use their respective reasonable best efforts to obtain all other approvals and consents to the Transactions.

(ii)           In furtherance and not in limitation of the other covenants contained in this Section 5.03, as soon as practicable after the date hereof, but in any event no later than ten (10) Business Days after the date hereof, the Company and Parent shall prepare and file or deliver, or cause to be prepared and filed or delivered, all applications and requests required to be filed with or delivered to (i) the FCC, (ii) any PUC, or (iii) any other applicable Governmental Entity that are necessary in connection with the Transactions.

In the event that any administrative or judicial action or proceeding is instituted (or threatened) by a Governmental Entity challenging the Merger or the Transactions, the Company shall cooperate in all reasonable respects with Parent and Merger Sub and each of the Company, Parent and Merger Sub shall use its reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any order, injunction, ruling, judgment or similar decree whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the Merger and the Transactions.  In the event that any administrative or judicial action or proceeding is instituted (or threatened) by a private party challenging the Merger or the Transactions, the Company shall cooperate in all reasonable respects with Parent and Merger Sub and the Company shall use its reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any order, injunction, ruling, judgment or similar decree whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the Merger and the Transactions.  Notwithstanding anything in this Agreement to the contrary, none of Parent, Merger Sub or any of their Affiliates shall be required to defend, contest or resist any judicial action or proceeding instituted by a private party in connection with the Merger or the Transactions, or to take any action to have vacated, lifted, reversed or overturned any order, injunction, ruling, judgement or similar decree issued in connection with any such action or proceeding.  The Company shall give Parent the opportunity to participate in the defense of any proceeding against the Company and/or its directors relating to the Transactions and will obtain the prior written consent of Parent prior to settling or satisfying any such proceeding (such consent not to be unreasonably withheld, conditioned or delayed).

(c)           Notwithstanding anything to the contrary herein, in connection with the receipt of any necessary governmental approvals, nothing in this Agreement shall require Parent or Merger Sub, nor shall the Company or any of its Subsidiaries without the prior written consent of Parent agree to divest, hold separate, or enter into any license or similar agreement with respect to, or agree to restrict the ownership or operation of, or agree to conduct or operate in a specified manner, any portion of the business or assets of Parent, any Affiliate of Parent, the Company, the Surviving Corporation or any of their respective Subsidiaries. Notwithstanding the foregoing, the Company and Parent shall agree to implement any such restrictions (but not divestments) as may be reasonably required, in light of all circumstances, to finalize any requisite regulatory approvals and consummate the Transactions; provided, however, that neither

Parent nor Merger Sub shall be required to implement any such restrictions that would materially affect any portion of the business or assets of Parent, any Affiliate of Parent or any of their respective Subsidiaries.

Section 5.04          Indemnification; Advancement of Expenses; Exculpation and Insurance.

(a)           From and after the Effective Time, Parent and the Surviving Corporation shall (i) indemnify and hold harmless each individual who at the Effective Time is, or at any time prior to the Effective Time was, a director or officer of the Company or any of its Subsidiaries (each, an “Indemnitee” and, collectively, the “Indemnitees”) with respect to all claims, liabilities, losses, damages, judgments, fines, penalties, costs (including amounts paid in settlement or compromise with approval of the Surviving Corporation, not to be unreasonably withheld, conditioned or delayed) and expenses (including reasonable fees and expenses of legal counsel) in connection with any claim, suit, action, proceeding or investigation (whether civil, criminal, administrative or investigative), whenever asserted, based on or arising out of, in whole or in part, (1) the fact that an Indemnitee was a director or officer of the Company or any of its Subsidiaries or (2) acts or omissions by an Indemnitee in the Indemnitee’s capacity as a director, officer or employee of the Company or any of its Subsidiaries or taken at the request of the Company or any of its Subsidiaries (including in connection with serving at the request of the Company or any of its Subsidiaries as a director, officer, employee, trustee or fiduciary of another Person (including any Company Benefit Plan)), in each case under (1) or (2), at, or at any time prior to, the Effective Time (including any claim, suit, action, proceeding or investigation relating in whole or in part to the Transactions), to the fullest extent permitted under applicable Law, but only to the extent that such Indemnitees are entitled to indemnification pursuant to (x) the certificate of incorporation and bylaws of the Company and the organizational documents of the Subsidiaries, in each instance, as applicable and as in effect on the date of this Agreement or (y) any indemnification agreement between any such Indemnitee and the Company or any of its Subsidiaries as currently in effect, which agreements shall survive the Merger and the other Transactions and continue in full force and effect in accordance with their terms to the extent such agreement is set forth on Section 5.04 of the Company Disclosure Letter, and (ii) assume all obligations of the Company and its Subsidiaries to the Indemnitees in respect of indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time as provided in (1) the certificate of incorporation and bylaws of the Company and the organizational documents of its Subsidiaries, in each instance, as applicable and as in effect on the date of this Agreement, and (2) any indemnification agreement between any such Indemnitee and the Company or any of its Subsidiaries as currently in effect to the extent such agreement is set forth on Section 5.04 of the Company Disclosure Letter, which agreements shall survive the Merger and the other Transactions contemplated by this Agreement and continue in full force and effect in accordance with their terms. In addition, from and after the Effective Time, the Surviving Corporation shall pay any expenses (including reasonable fees and expenses of legal counsel) of any Indemnitee under this Section 5.04 (including in connection with enforcing the indemnity and other obligations referred to in this Section 5.04) as incurred to the fullest extent permitted under applicable Law, provided that the person to whom expenses are advanced first provides an undertaking to repay such advances if it is determined that such individual is not entitled to indemnification under this Section 5.04 or pursuant to applicable Law. Notwithstanding anything to the contrary herein, all rights to indemnification and advancement of expenses existing in favor of, and all limitations on the personal liability of, each

Indemnified Party provided for in this Section 5.04 or in the respective certificates of incorporation or bylaws (or other applicable organizational documents) of the Company and its Subsidiaries or otherwise in effect as of the date hereof (including through any indemnification agreement) shall not be modified, and shall survive the Merger and continue in full force and effect for a period of six (6) years from the Effective Time; provided, however, that all rights to indemnification, advancement of expenses and limitations on personal liability in respect of any claim, suit, action, proceeding or investigation asserted or made within such period shall continue until the final disposition of such claim, suit, action, proceeding or investigation.

(b)           For the six (6) year period commencing immediately after the Effective Time, Parent shall, subject to the provisions of this Section 5.04(b), maintain in effect the Company’s current directors’ and officers’ liability insurance covering acts or omissions occurring at or prior to the Effective Time with respect to those persons who are currently (and any additional persons who prior to the Effective Time become) covered by the Company’s directors’ and officers’ liability insurance policy on terms and scope with respect to such coverage, and in amount, not less favorable to such individuals than those of such policy in effect on the date hereof; provided, however, that if the annual premium for such insurance shall exceed two hundred percent (200%) of the annual premium (the “Maximum Premium”) paid as of the date hereof by the Company for such insurance, then Parent shall provide or cause to be provided a policy for the applicable individuals with the best coverage as shall then be available from a reputable insurer (as determined by Parent in its reasonable discretion) at an annual premium equal to the Maximum Premium. Prior to the Effective Time Parent or the Company may purchase, for an aggregate amount that shall not exceed the Maximum Premium for six (6) years, a 6-year prepaid “tail policy” on terms and conditions providing at least materially equivalent benefits as the current policies of directors’ and officers’ liability insurance maintained by the Company and its Subsidiaries with respect to matters existing or occurring prior to the Effective Time, covering without limitation the Transactions.  If such prepaid “tail policy” has been obtained by Parent or the Company, it shall be deemed to satisfy all obligations of the Parent to obtain insurance pursuant to this Section 5.04.  The Surviving Corporation shall not amend, modify, cancel or revoke such policy and shall use its reasonable best efforts to cause such policy to be maintained in full force and effect, for its full term, and to honor all of its obligations thereunder. For the avoidance of doubt, if the Company’s existing directors’ and officers’ liability insurance is eligible to be continued at the Effective Time in accordance with this Section 5.04 at a cost at or below the Maximum Premium, the parties agree to continue such policy through the purchase of a tail policy.

(c)           The provisions of this Section 5.04 are (i) intended to be for the benefit of, and shall be enforceable by, each Indemnitee, his or her heirs and his or her personal representatives, and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have by contract or otherwise.  The obligations of Parent and the Surviving Corporation under this Section 5.04 shall not be terminated or modified in such a manner as to adversely affect the rights of any Indemnitee to whom this Section 5.04 applies unless (A) such termination or modification is required by applicable Law, or (B) the affected Indemnitee shall have consented in writing to such termination or modification (it being expressly agreed that the Indemnitees to whom this Section 5.04 applies shall be third party beneficiaries of this Section 5.04).

(d)           In the event that Parent, the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent and the Surviving Corporation shall assume all of the obligations thereof set forth in this Section 5.04.

(e)           The Company, the Surviving Corporation and Parent shall have no obligation under this Section 5.04 to any Indemnitee if a court of competent jurisdiction shall determine that indemnification by such entities in the manner contemplated hereby is prohibited by applicable Law.

(f)            Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to directors’ and officers’ insurance claims under any insurance policy that is or has been in existence with respect to the Company or any of its Subsidiaries for any of their respective directors, officers or other employees, it being understood and agreed that the indemnification provided for in this Section 5.04 is not prior to or in substitution for any such claims under such policies.  Nothing in this Agreement shall be deemed to limit any Indemnitee’s rights or the Surviving Company’s obligations under any existing indemnification agreement between the Company and such Indemnitee.

Section 5.05          Fees and Expenses.  Except as otherwise specified in Section 7.02 or agreed in writing by the parties, all fees and expenses incurred in connection with this Agreement, the Merger and the other transactions contemplated by this Agreement shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated.

Section 5.06          Public Announcements.  The Company and Parent shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or the Merger and shall not issue any such press release or make any such public statement without the prior written consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that (a) a party may, without the prior written consent of the other party, issue such press release or make such public statement as may be required by Law or the applicable rules of any stock exchange if the party issuing such press release or making such public statement has used its reasonable best efforts to consult with the other party and to obtain such party’s consent but has been unable to do so in a timely manner, and (b) the Company may, without the prior written consent of Parent, and in compliance with any applicable notification provisions in Section 4.02, issue such press release or make such public statement release or announcement with respect to a Company Adverse Recommendation Change effected in accordance with Section 4.02(g). The parties agree that the initial press release to be issued with respect to the Transactions shall be in the form heretofore agreed to by the parties.

Section 5.07          Notification of Certain Matters.  The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of (a) any notice or other communication received by such party from any Governmental Entity in connection with this Agreement, the Merger and the other Transactions or from any Person alleging that the consent of such Person is or may be required in connection with this Agreement, the Merger and the other Transactions, (b) any actions, suits, claims, investigations or proceedings commenced or, to such party’s knowledge, threatened against, relating to or involving or otherwise affecting such party or, in the case of the Company, a Company Subsidiary, and, in the case of Parent and Merger Sub, any of their respective Subsidiaries, which relate to this Agreement, the Merger and the other Transactions, and (c) any inaccuracy or breach of any representation or warranty or breach of covenant or agreement contained in this Agreement at any time during the term hereof that could reasonably be expected to cause the conditions set forth in Section 6.01 or Section 6.02 not to be satisfied.  In no event shall a notice delivered pursuant to this Section 5.07 limit or otherwise affect the respective rights of the parties or the conditions to the obligations of the parties under this Agreement.

Section 5.08          Employee Matters.

(a)           Parent shall cause the Surviving Corporation to recognize the service of each Continuing Employee as if such service had been performed with Parent for purposes of vesting, eligibility and benefit accruals in any benefit plan, program or policy covering that Continuing Employee following the Effective Time, but not for the purposes of benefit accruals that would result in duplication of benefits. For purposes of this Agreement, “Continuing Employee” means any employee of the Company immediately prior to the Effective Time who remains in the employment of the Surviving Corporation or its Subsidiaries at the Effective Time. To the extent the Continuing Employees participate in any welfare benefit plan maintained by the Surviving Corporation that is different from one they participated in prior to the Closing Date, Parent shall cause the Surviving Corporation to provide or cause to be provided that any costs or expenses incurred by Continuing Employees (and their dependents or beneficiaries) up to (and including) the Closing Date shall be taken into account for purposes of satisfying applicable deductible, copayment, coinsurance, maximum out-of-pocket provisions, and like adjustments or limitations on coverage under any such welfare benefit plans,.

(b)           Nothing contained herein shall be construed as requiring Parent or the Surviving Corporation to continue any specific plans or to continue the employment of any specific person; provided, however, that Surviving Corporation will, and Parent shall cause Surviving Corporation to, comply with terms and conditions of all employment, severance and other compensatory agreements or arrangements with any directors (subject to the resignations provided for in Section 5.10) or employees of the Company that are in effect as of the date hereof, all of which are listed in Section 5.08(b) of the Company Disclosure Letter.

(c)           Nothing in this Section 5.08 will create any third-party beneficiary right for the benefit of any Person other than the parties to this Agreement, or any right to employment or continued employment or to a particular term or condition of employment with Parent, the Surviving Corporation or any of their respective Subsidiaries or Affiliates.  Nothing in this Section 5.08 or any other provision of this Agreement (i) will be construed to establish, amend, or modify any benefit or compensation plan, program, agreement or arrangement, or (ii) will limit the ability of Parent or any of its Affiliates (including, following the Closing, the Surviving Corporation or any of the Company Subsidiaries) to amend, modify or terminate any benefit or compensation plan, program, agreement or arrangement at any time assumed, established, sponsored or maintained by any of them.

Section 5.09          State Takeover Laws.  Each of the Company, Parent, Merger Sub, and their respective Boards of Directors shall use their reasonable best efforts to (i) take all action necessary to ensure that no “control share acquisition,” “fair price,” “moratorium” or other anti-takeover applicable Law is or becomes applicable to any of the Transactions and refrain from taking any actions that would cause the applicability of such Laws, and (ii) if any “control share acquisition,” “fair price,” “moratorium” or other anti-takeover applicable Law becomes or is deemed to be applicable to the Company, Parent, Merger Sub, the Merger or the Transactions, grant such approvals and take such actions as are necessary so that the Transactions may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to render such anti-takeover applicable Law inapplicable to the foregoing.

Section 5.10          Director Resignations.  Prior to the Closing, the Company shall use its reasonable best efforts to deliver to Parent resignations executed by each director of the Company in office immediately prior to the Effective Time, in form and substance reasonably satisfactory to Parent, which resignations shall be effective at the Effective Time.

Section 5.11          Section 16 Matters.  Prior to the Effective Time, the Company may approve, in accordance with the procedures set forth in Rule 16b-3 promulgated under the Exchange Act and in accordance with the Interpretative Letter dated January 12, 1999 issued by the SEC relating to Rule 16b-3, any dispositions of equity securities of the Company (including derivative securities with respect to equity securities of the Company) resulting from the Transactions by each officer or director of the Company who is subject to Section 16 of the Exchange Act with respect to equity securities of the Company.

Section 5.12          NYSE; Post-Closing SEC Reports. Prior to the Effective Time, the Company shall cooperate with Parent and use reasonable efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Laws and rules and policies of the NYSE to enable the delisting by the Surviving Corporation of the Common Stock from the NYSE and the deregistration of the Common Stock under the Exchange Act, in each case, promptly after the Effective Time. Parent will use reasonable efforts to cause the Surviving Corporation to file with the SEC (a) a Form 25 on the Closing Date, or as soon as reasonably practicable thereafter, following the Closing and (b) a Form 15 on the first business day that is at least ten (10) days after the date the Form 25 is filed (such period between the Form 25 filing date and the Form 15 filing date, the “Delisting Period”). If the Surviving Corporation is reasonably likely to be required to file any reports pursuant to the Exchange Act during the Delisting Period, the Company will deliver to Parent at least five (5) business days prior to the Closing a substantially final draft of any such reports reasonably likely to be required to be filed during the Delisting Period (“Post-Closing SEC Reports”). The Post-Closing SEC Reports provided by the Company pursuant to this Section 5.12 will (i) not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading and (ii) comply in all material respects with the provisions of applicable Law.

Section 5.13          Financing.

(a)           Parent shall not permit, without the Company’s prior written consent (not to be unreasonably withheld, conditioned or delayed), any amendment or modification to be made to, or any waiver by Parent of any provision or remedy under, or replace, (i) the Equity Commitment Letter or (ii) the Debt Commitment Letter if, in the case of the Debt Commitment Letter, such amendment, modification, waiver or replacement (x) reduces the amount of the Debt Financing (unless the amount committed under the Equity Commitment Letter is increased by a corresponding amount), (y) imposes new or additional conditions or otherwise expands, amends or modifies any of the conditions to the receipt of the Debt Financing in a manner that would reasonably be expected to (A) materially delay or prevent the Closing or (B) materially delay, prevent or otherwise make materially less likely to occur the funding of the Debt Financing (or satisfaction of the conditions to obtaining the Debt Financing) or (z) limits or waives the obligations of any other party under the Debt Commitment Letter and shall use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to arrange and obtain the Debt Financing on the terms described in the Debt Commitment Letter (provided that, notwithstanding anything herein to the contrary, Parent may amend or replace the Debt Commitment Letter without the Company’s consent to add lenders, lead arrangers, bookrunners, syndication agents or similar entities who had not executed a Debt Commitment Letter as of the date hereof), including using reasonable best efforts to (i) maintain in full force and effect the Debt Commitment Letter until the earlier of the consummation of the Transactions or the termination of this Agreement in accordance with its terms, (ii) satisfy (or obtain a waiver) on a timely basis all conditions and covenants applicable to Parent to obtaining the Debt Financing on or before the Closing (other than any condition where the failure to be so satisfied is the direct result of the Company’s failure to furnish information described in Section 5.13(c) below), (iii) enter into definitive agreements with respect thereto on the terms and conditions (including flex provisions) contemplated by the Debt Commitment Letter (and provide copies thereof to the Company), and (iv) consummate the Debt Financing in accordance with the terms and conditions of the Debt Commitment Letter at or prior to the Closing; provided, that nothing herein shall obligate Parent or any of its Affiliates to commence litigation against any Debt Financing source that fails to provide its respective portion of the financing under the Debt Commitment Letter.  Parent shall give the Company prompt (in no event more than two (2) Business Days) written notice after obtaining actual knowledge: (1) of any breach or default (or any event or circumstance that, with or without notice, lapse of time or both, would reasonably be expected to give rise to any breach or default) by any party to any Financing Commitment or definitive document related to the Financing that is reasonably likely to prevent Parent from obtaining the Financing needed for Closing; (2) of the receipt of any written notice or other written communication from any Person with respect to any actual or potential breach, default, termination, or repudiation by any party to any Financing Commitment or any definitive document related to the Financing or any provisions of the Financing Commitments or any definitive document related to the Financing, which default is reasonably likely to prevent Parent from obtaining the Financing for Closing; and (3) if for any reason Parent believes in good faith that it will not be able to obtain all or any portion of the Financing needed for Closing on substantially the terms contemplated by the Financing Commitments or the definitive documents related to the Financing.  Subject to the terms and conditions of this Agreement and the applicable terms and conditions of the Equity Commitment Letter, each of Parent and Merger Sub shall use reasonable best efforts to take (or cause to be taken) all actions, and do (or cause to be done) all things, necessary, proper or advisable to (i) obtain the Equity

Financing contemplated by the Equity Commitment Letter, (ii) maintain in effect the Equity Commitment Letter until the earlier of the consummation of the Transactions or the termination of this Agreement in accordance with its terms, (iii) satisfy on a timely basis all conditions applicable to Parent and Merger Sub set forth in the Equity Commitment Letter that are within its control, and (iv) consummate the Equity Financing contemplated by the Equity Commitment Letter. Neither Parent nor Merger Sub shall amend, alter, or waive, or agree to amend, alter or waive (in any case whether by action or inaction), any term of the Equity Commitment Letter without the prior written consent of the Company (not to be unreasonably withheld, delayed or conditioned). Parent shall promptly (and in any event within one (1) Business Day) notify the Company of (x) the expiration or termination (or attempted or purported termination, whether or not valid) of the Equity Commitment Letter, or (y) any refusal by the Sponsor (as defined in the Equity Commitment Letter) to provide (or any stated intent by the Sponsor to refuse to provide) the full financing contemplated by the Equity Commitment Letter.

(b)           If any portion of the Debt Financing becomes unavailable on the terms and conditions contemplated in the Debt Commitment Letter, Parent shall promptly notify the Company and shall use reasonable best efforts to arrange to obtain alternative Debt Financing from alternative debt sources on economic and other material terms no less favorable to Parent than those provided in the Debt Commitment Letter which shall be in an amount sufficient to consummate the Transactions and which do not, without the prior consent of the Company, include any conditions of such alternative debt financing that are more onerous than or in addition to the conditions set forth in the Debt Commitment Letter) (the “Alternative Financing”), promptly following the occurrence of such event.  Parent shall promptly deliver to the Company true and complete copies of all agreements pursuant to which any such alternative source shall have committed to provide Parent with any portion of the Debt Financing.  For purposes of this Section 5.13, references to “Debt Financing” shall include the financing contemplated by the Debt Commitment Letter and any commitment letter for any Alternative Financing as permitted by this Section 5.13 to be amended, modified or replaced and references to “Debt Commitment Letter” shall include such documents as permitted by this Section 5.13 to be amended, modified or replaced, in each case from and after such amendment, modification or replacement.  As an alternative to obtaining Alternative Financing, Sponsor may, upon giving written notice contemplated by the first sentence of this Section 5.13(b), increase the amount of the Equity Financing by an amount sufficient to replace or reduce the Debt Financing or Alternative Financing that would otherwise be required.  Concurrent with any such decision by the Sponsor to increase the Equity Financing, Parent will provide written notice thereof to the Company along with an executed, amended Equity Commitment Letter (amended only to provide such increased Equity Financing amount and other changes relating thereto with the Company’s prior consent (such consent not to be unreasonably withheld, conditioned or delayed)).  For purposes of this Agreement, after any election pursuant to the prior sentence, references to “Equity Financing” shall include the increased equity financing contemplated by the prior sentence and references to “Equity Commitment Letter” shall mean Equity Commitment Letter as amended to reflect such increased equity financing.

(c)           The Company shall, and shall cause its Subsidiaries and its and their respective officers and employees to, use reasonable best efforts to cooperate (and use commercially reasonable efforts to cause the Company’s accountants to reasonably cooperate) in connection with the arrangement and closing of the Financing (or Alternative Financing, as the case may be) as may be reasonably requested by Parent, Sponsor or any Debt Financing source including: (i) participating in a reasonable number of meetings (including customary one-on-one meetings with the Sponsor, Debt Financing sources and any prospective lenders), due diligence sessions, drafting sessions, presentations (including marketing or similar presentations, and lender and other investor presentations), sessions with rating agencies and road shows at mutually agreed upon locations and times; (ii) assisting, to the extent reasonably requested, in preparing offering memoranda, rating agency presentations, private placement memoranda and similar documents as may be reasonably requested by Parent, Sponsor, any Debt Financing source or prospective lender; (iii) using commercially reasonable efforts to: facilitate the pledging of collateral on the Closing Date with respect to any pledge that becomes effective on or after Closing, seek landlord and mortgagee waivers, bailee letters and similar documents necessary to consummate the Debt Financing and take reasonable actions necessary to permit the Debt Financing sources to evaluate the assets of the Company and its Subsidiaries for the purpose of establishing collateral arrangements and obtain from the existing financing sources of the Company and its Subsidiaries such documents and instruments which may be reasonably requested by Parent or any of the Debt Financing sources in connection with the Debt Financing, including customary payoff letters, lien terminations, instruments of termination or discharge to be delivered at Closing providing for the payoff, discharge and termination on the Closing Date of any and all Indebtedness (other than capital leases) of the Company and its Subsidiaries and any and all liens encumbering assets of the Company and its Subsidiaries to be paid off, discharged or terminated on the Closing Date; (iv) promptly providing Parent, Sponsor and its Debt Financing Sources with (A) such financial and other information regarding the Company and its Subsidiaries as may be required under the Debt Commitment Letter or Equity Commitment Letter and (B) such other information as is customarily delivered by a borrower for inclusion in a customary confidential information memorandum for financing of the same type as the Debt Financing; (v) using commercially reasonable efforts to: assist in the preparation of, and execute and deliver, definitive financing documents, including any guarantee and collateral documents and other certificates and documents as may be contemplated by the Debt Commitment Letter or the Debt Financing documents, and making available officers and other employees (with appropriate seniority), to the extent reasonably requested, to assist in the negotiation of any such other documents; (vi) at least five (5) days prior to the Closing Date, to provide documentation and other information about the Company and its Subsidiaries as is reasonably requested in writing by Parent or any Debt Financing source at least ten (10) days prior to the Closing Date in connection with the Debt Financing that relates to applicable “know your customer” and anti-money laundering rules and regulations including the USA PATRIOT Act (provided, however, if any such information is requested within 10 days of the Closing, the Company shall promptly provide such requested information to Parent and any applicable Debt Financing source and shall use reasonable best efforts to provide such requested information prior to Closing).  The Company and its Subsidiaries shall use reasonable best efforts to supplement reasonably promptly the information provided pursuant to this Section 5.13(c) to the extent that any such information, to the actual knowledge of any of the Company or its Subsidiaries, contains any material misstatement of fact or omits to state any material fact necessary to make such information not misleading in any material respect.  The Company hereby consents to the use of all of the Company’s and its Subsidiaries logos in connection with the Debt Financing or Equity Financing; provided that such logos are not used in a manner that is intended to or is reasonably likely to harm or disparage the Company or the reputation or goodwill of the Company.  Neither the Company nor any of its Subsidiaries shall be required to make any representation or warranty in connection with the Debt Financing prior to the Closing Date.  Notwithstanding any other provision set forth herein, Parent may share non-public or confidential information regarding the Company and its Subsidiaries and their respective businesses with the Debt Financing sources, and that such Debt Financing sources may share such information with potential financing sources in connection with any marketing efforts (including any syndication) in connection with the Debt Financing, subject to the terms of the Original Confidentiality Agreement or other confidentiality protections reasonably acceptable to the Company. Any offering memorandum or other similar offering materials that includes any information provided by or on behalf of the Company or any of its Affiliates or includes any Company logo shall include a conspicuous disclaimer to the effect that neither the Company nor any of its Affiliates (other than the Company and its Subsidiaries after the Closing Date), nor any employees, officers, directors, managers or agents thereof (other than in their capacity as such after the Closing Date), have any responsibility for the content of such offering memorandum or other similar offering materials and disclaim all responsibility therefor and shall further include such a disclaimer in any oral disclosure with respect to such financing activities.

(d)           In no event shall the Company or any of its Subsidiaries be required to pay any commitment or similar fee or incur any liability or expense in connection with assisting Parent or Merger Sub in arranging the Financing, as a result of any information provided by the Company, any of its Subsidiaries, or any of their respective Affiliates or representatives in connection therewith, or any of the other actions described in this Section 5.13 that are not contingent on the Closing or that would be effective prior to the Closing Date.

Section 5.14          Payment of Indebtedness; Transaction Expenses and Other Amounts.  Prior to the Closing, the Company shall, or shall cause a Company Subsidiary to, utilize cash on hand to (a) repay in full and extinguish the Indebtedness of the Company and its Subsidiaries set forth on Section 5.14 of the Company Disclosure Letter, (b) subject to Section 4.01, pay any and all fees and expenses incurred by the Company or its Subsidiaries in connection with this Agreement, the Merger and the other Transactions, including, without limitation, the fees and expenses of those Persons set forth on Section 5.14 of the Company Disclosure Schedule, and (c) pay the other amounts set forth on Section 5.14 of the Company Disclosure Schedule.

ARTICLE VI

CONDITIONS PRECEDENT

Section 6.01          Conditions to Each Party’s Obligation to Effect the Merger.  The respective obligation of each party to effect the Merger is subject to the satisfaction or (to the extent permitted by Law) waiver on or prior to the Closing Date of the following conditions:

(a)           Shareholder Approval.  The Shareholder Approval shall have been obtained.

(b)           No Injunctions or Restraints.  No Law, injunction, judgment, order, decree or ruling enacted, promulgated, issued, entered, amended or enforced by any Governmental Entity having jurisdiction over the parties hereto (collectively, “Restraints”) shall be in effect, whether temporary, preliminary or permanent, enjoining, restraining, preventing or prohibiting consummation of the Merger or making the consummation of the Merger illegal.

Section 6.02          Conditions to Obligations of Parent and Merger Sub.  The obligations of Parent and Merger Sub to effect the Merger are further subject to the satisfaction or (to the extent permitted by Law) waiver by Parent or Merger Sub, as applicable, on or prior to the Closing Date of the following conditions:

(a)           Representations and Warranties.

(i)            Each of the representations and warranties of the Company set forth in this Agreement (other than the Fundamental Representations and the Capitalization Representations), shall be true and correct at and as of the date of this Agreement and at and as of the Closing Date, as though made at and as of such time (except to the extent any such representation or warranty addresses matters only as of a particular date, which shall be true and correct at and as of that date), without regard to any Qualifications, except in each case in this section (i) where the failure of such representations and warranties to be true and correct has not had and is not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect;

(ii)           Each of the Fundamental Representations shall be true and correct in all respects at and as of the date of this Agreement and at and as of the Closing Date, as if made at and as of such time (except to the extent any such Fundamental Representation addresses matters only as of a particular date, which shall be true and correct at and as of that date);

(iii)          Each of the Capitalization Representations shall be true and correct in all respects at and as of the date of this Agreement and at and as of the Closing Date, as if made as of the Closing Date (regardless of whether any such Capitalization Representation addresses matters only as of a particular date), except in the case of this Section 6.02(a)(iii) for (A) de minimis inaccuracies and (B) instances where inaccuracies would result in a decrease in the aggregate Merger Consideration; and

(iv)          Parent shall have received a certificate signed on behalf of the Company by an executive officer of the Company that the conditions in Sections 6.02(a)(i), 6.02(a)(ii) and 6.02(a)(iii) have been satisfied and to the effect that the Shareholder Approval shall have been obtained.

(b)           Performance of Obligations of the Company.  The Company shall have performed and complied in all material respects with all of the covenants, obligations and agreements required to be performed or complied with by it under this Agreement at or prior to the Closing Date, and Parent shall have received a certificate signed on behalf of the Company by an executive officer of the Company to such effect.

(c)           Material Adverse Effect.  Since the date of this Agreement, there shall have occurred no Material Adverse Effect or any changes, events or circumstances which, individually or in the aggregate, have had or would reasonably be expected to have, a Material

Adverse Effect.  Parent and Merger Sub shall have received a certificate signed on behalf of the Company by an executive officer of the Company to such effect.

(d)           Regulatory Approvals.  The regulatory approvals listed on Section 6.02(d) of the Company Disclosure Letter shall have been obtained.

(e)           FIRPTA Certificate.  Parent shall have received statement certifying that the Company is not, and has not been during the shorter of the periods specified in Section 897(c)(1)(A)(ii) of the Code, a “United States real property holding corporation” for purposes of Sections 897 and 1445 of the Code.

(f)            Payoff Letter.  The Company shall have furnished to Parent an executed payoff letter in customary form with respect to the indebtedness of the Company set forth on Section 6.02(f) of the Company Disclosure Letter.

Section 6.03          Conditions to Obligations of the Company.  The obligation of the Company to effect the Merger is further subject to the satisfaction or (to the extent permitted by Law) waiver by the Company on or prior to the Closing Date of the following conditions:

(a)           Representations and Warranties.  Each of the representations and warranties of Parent and Merger Sub shall be true and correct at and as of the Closing Date as though made on and as of the Closing Date (except to the extent any such representation or warranty is made as of a time other than the Closing Date, such representation or warranty need only be true and correct at and as of such time), except where the failure of such representations and warranties to be true and correct (without giving effect to any materiality, Parent Material Adverse Effect or any similar qualification or limitation), individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect, and the Company shall have received a certificate signed on behalf of Parent by an executive officer of Parent to such effect.

(b)           Performance of Obligations of Parent and Merger Sub.  Parent and Merger Sub shall have performed and complied in all material respects with all of the covenants, obligations and agreements required to be performed or complied with by them under this Agreement at or prior to the Closing Date, and the Company shall have received a certificate signed on behalf of Parent by an executive officer of Parent to such effect.

Section 6.04          Frustration of Closing Conditions.  None of the Company, Parent or Merger Sub may rely on the failure of any condition set forth in Section 6.01, Section 6.02, or Section 6.03, as the case may be, to be satisfied if such failure was caused by such party’s breach, including such party’s failure to use the standard of efforts required from such party to consummate the Merger and the other Transactions.

ARTICLE VII

TERMINATION, AMENDMENT AND WAIVER

Section 7.01          Termination.  This Agreement may be terminated, and the Merger abandoned, at any time prior to the Effective Time, whether before or after receipt of the Shareholder Approval:

(a)           by the mutual written consent of Parent and the Company;

(b)           by either Parent or the Company, if:

(i)            the Merger shall not have been consummated on or before January 20, 2016 (the “End Date”); provided, however, that the right to terminate this Agreement under this Section 7.01(b)(i) shall not be available to any party whose breach of a representation, warranty, covenant or agreement set forth in this Agreement or the failure of such party to perform any of its obligations under this Agreement (in each case, such that a condition set forth in Section 6.01, Section 6.02, or Section 6.03, as applicable, fails to be satisfied), its failure to act in good faith or its failure to use its reasonable best efforts to consummate the Transactions, including to the extent required by and subject to Section 5.03, has been the cause of, or resulted in, the failure of the Merger to be consummated on or before the End Date;

(ii)           any Restraint shall be in effect enjoining, restraining, preventing or prohibiting consummation of the Merger or making the consummation of the Merger illegal and shall have become final and nonappealable; provided, however, that the right to terminate this Agreement under this Section 7.01(b)(ii) shall not be available to any party who has not performed its obligations under this Agreement, acted in good faith and used reasonable best efforts, in each case, to prevent the entry of and to remove such Restraint in accordance with its obligations under this Agreement; or

(iii)          the Shareholders’ Meeting shall have been held and completed and the Shareholder Approval shall not have been obtained at such meeting (including any permitted adjournment or postponement thereof).

(c)           by Parent, if:

(i)            there shall have been a breach of any representation, warranty, covenant or agreement on the part of Company set forth in this Agreement such that the conditions to the Closing of the Merger set forth in Sections 6.02(a), (b), or (c), as the case may be, would be not be satisfied and such breach is incapable of being cured by the End Date, or if capable of being cured, shall not have been cured prior to the earlier of (A) the End Date or (B) thirty (30) calendar days following receipt by the Company of written notice of such breach or failure to perform from Parent stating Parent’s intention to terminate this Agreement pursuant to this Section 7.01(c)(i) and the basis for such termination;

(ii)           (A) the Board shall have effected a Company Adverse Recommendation Change, (B) the Company shall have entered into, or publicly announced its intention to enter into, an Acquisition Agreement, (C) the Company shall have breached or failed to perform any of the covenants and agreements set forth in Section 4.02 (No Solicitation), other than immaterial breaches or immaterial failures of performance or (D) the Company or the Board (or any committee thereof) shall publicly announce its intentions to do any of the actions specified in this Section 7.01(c)(ii); or

(iii)          a Material Adverse Effect has occurred.

(d)           by the Company, if:

(i)                                     there shall have been a breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Sub set forth in this Agreement such that the conditions to the Closing of the Merger set forth in Sections 6.03(a) or (b), as the case may be, would not be satisfied and such breach is incapable of being cured by the End Date, or if capable of being cured, shall not have been cured prior to the earlier of (A) the End Date or (B) thirty (30) calendar days following receipt by Parent of written notice of such breach or failure to perform from the Company stating the Company’s intention to terminate this Agreement pursuant to this Section 7.01(d)(i) and the basis for such termination;

(ii)                                 prior to the receipt of Shareholder Approval, the Board authorizes the Company, in compliance with Section 4.02, to enter into an Acquisition Agreement in respect of a Superior Proposal; provided that the Company shall have paid any amounts due pursuant to Section 7.02 hereof in accordance with its terms, and at the times, specified therein; and, provided further, that in the event of such termination, the Company substantially concurrently enters into such Acquisition Agreement; or

(iii)                             (A) the conditions to the Closing of the Merger set forth in Section 6.01 and Section 6.02 (other than those conditions that by their nature are to be satisfied by actions taken at the Closing; provided that each such condition is then capable of being satisfied at a Closing on such date) have been satisfied and remain satisfied, (B) all of the conditions to the Closing of the Merger set forth in Section 6.03 have been satisfied (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, each of which is then capable of being satisfied at a Closing on such date) or the Company has confirmed by written notice to Parent that it is willing to waive any unsatisfied conditions in Section 6.03, and that the Company stands, and will stand, ready, willing and able to consummate the Merger and has irrevocably confirmed the same in writing to Parent, and (C) Parent and Merger Sub fail to consummate the Merger within three (3) Business Days after the delivery of such notice and the Company stood ready, willing and able to consummate the Merger through the end of such three (3) Business Day period.

The right of any party hereto to terminate this Agreement pursuant to this Section 7.01 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any party hereto or any of their respective Representatives, whether prior to or after the execution of this Agreement.  A terminating party shall provide written notice of termination to the other parties specifying with particularity the reason for such termination. If more than one provision in this Section 7.01 is available to a terminating party in connection with a termination, a terminating party may rely on any and all available provisions in this Section 7.01 for any such termination.

Section 7.02                             Termination Fee; Expenses.

(a)                                 In the event that (x) after the date hereof and prior to obtaining the Shareholder Approval (or prior to the termination of this Agreement if there has been no Shareholders’ Meeting), a Takeover Proposal shall have been made to the Company or shall have been made directly to the shareholders of the Company generally and, in each case, shall not have been irrevocably withdrawn prior to termination of this Agreement, (y) thereafter this Agreement is terminated by Parent or the Company pursuant to Section 7.01(b)(i) or Section

7.01(b)(iii) or by Parent pursuant to Section 7.01(c)(i), and (z) within twelve (12) months after such termination, the Company consummates a transaction that constitutes a Takeover Proposal or enters into an Acquisition Agreement with respect to any Takeover Proposal (in each case whether or not such Takeover Proposal is the same as the original Takeover Proposal made, communicated or publicly disclosed) (provided that for purposes of this sentence references to twenty percent (20%) in the definition of Takeover Proposal shall be deemed to be references to fifty percent (50%)), then the Company shall pay Parent a fee equal to $873,000 (the “Termination Fee”) by wire transfer of same-day funds on the second (2nd) Business Day following the consummation of such transaction.

(b)                                 In the event that this Agreement is terminated by Parent pursuant to Sections 7.01(c)(ii), then the Company shall pay Parent a fee equal to the Termination Fee by wire transfer of same-day funds on the second (2nd) Business Day following such termination.

(c)                                  In the event that this Agreement is terminated by Parent pursuant to Section 7.01(c)(i) with respect to the Company’s breach of or failure to perform its obligations under Section 5.01 (Preparation of the Proxy Statement; Shareholders’ Meeting), then the Company shall pay Parent the Termination Fee by wire transfer of same-day funds on the second (2nd) Business Day following such termination.

(d)                                 In the event that this Agreement is terminated by the Company pursuant to Section 7.01(d)(ii), then the Company shall pay Parent the Termination Fee by wire transfer of same-day funds on the second (2nd) Business Day following such termination.

(e)                                  In the event that this Agreement is terminated by either Parent or the Company pursuant to Section 7.01(b)(iii), then the Company shall pay Parent the lesser of (A) $750,000 and (B) Parent’s documented out-of-pocket transaction fees and expenses actually incurred in connection with the proposed Transactions (including all attorneys’ fees and commitment fees to the extent that such commitment fees are non-refundable and are not credited or creditable against any future amounts) (such lesser amount, the “Expense Reimbursement”), by wire transfer of same-day funds on the second (2nd) business date after Parent provides the Company with appropriate documentation of such fees and expenses.

(f)                                   In the event that this Agreement is terminated pursuant to Section 7.01(d)(iii), then Parent shall pay the Company a fee equal to $1,746,000 (the “Parent Termination Fee”) by wire transfer of same-day funds on the second (2nd) Business Day following such termination.

(g)                                  The parties acknowledge and agree that the provisions for payment of the Termination Fee and the Parent Termination Fee are an integral part of the Transactions and are included herein in order to induce Parent and the Company, respectively, to enter into this Agreement and to reimburse Parent and the Company, respectively, for incurring the costs and expenses related to entering into this Agreement and consummating the Transactions.  If either party fails to pay any amounts due under this Section 7.02 and the non-breaching party commences a suit which results in a final non-appealable judgment against the breaching party, for any such amounts or any portion thereof, then the breaching party shall pay the non-breaching party’s reasonable costs and expenses (including reasonable attorney’s fees and disbursements) in connection with such suit, together with interest on any such amounts at the prime rate (as published in The Wall Street Journal) in effect on the date such payment was required to be made through the date of payment.

(h)                                 The parties acknowledge that in no event shall (A) the Company be required to pay the applicable Termination Fee on more than one occasion, (B) the Company be required to pay the applicable Termination Fee and the Expense Reimbursement (except to the extent that the Expense Reimbursement is credited against the Termination Fee) or (C) the Parent be required to pay the applicable Parent Termination Fee on more than one occasion.

Section 7.03                             Effect of Termination.

(a)                                 In the event of the termination of this Agreement by either the Company or Parent as provided in Section 7.01, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Parent, Merger Sub or the Company and their respective directors, officers, employees, partners, members or shareholders; provided, however, that (i) the agreements contained in Section 3.01(p), Section 3.02(i), Section 5.02(b), Section 5.05, Section 7.02, this Section 7.03 and ARTICLE VIII (other than Section 8.12) shall survive the termination of this Agreement, and (ii) none of Parent, Merger Sub or the Company shall be relieved from liabilities or damages (which the parties acknowledge and agree shall not necessarily be limited to reimbursement of expenses or out-of-pocket costs, and that nothing in this Agreement shall prohibit either party from seeking to prove that such damages include the benefit of the bargain lost by such party or such party’s shareholders) arising out of the material breach that is willful or intentional by such party of any of its representations, warranties, covenants or other agreements contained in this Agreement; and provided, further, that (1) the failure of Parent and Merger Sub to consummate the Merger after (x) all conditions in Section 6.01 and Section 6.02 have been satisfied or, to the extent permitted, waived (other than those conditions that by their terms are to be satisfied upon Closing) and (y) the Company stands ready, willing and able to consummate the Merger and has irrevocably confirmed the same in writing to Parent, shall be presumed to be a willful and material breach by Parent and Merger Sub of this Agreement unless the Debt Financing is unavailable despite Parent and Merger Sub having complied with their obligations under Section 5.03 (Reasonable Best Efforts) and Section 5.13 (Financing), and (2) the failure of the Company to consummate the Merger after (x) all conditions in Section 6.01 and Section 6.03 have been satisfied or, to the extent permitted, waived (other than those conditions that by their terms are to be satisfied upon Closing) and (y) Parent stands ready, willing and able to consummate the Merger and has irrevocably confirmed the same in writing to the Company, shall be presumed to be a willful and material breach by the Company of this Agreement.

(b)                                 The parties agree that the payment of the Termination Fee (or Expense Reimbursement, as applicable), in each case together with the reimbursement of costs and expenses pursuant to Section 7.02(g), shall be the sole and exclusive remedy available to Parent and Merger Sub with respect to this Agreement (and the termination hereof or any matter forming the basis for such termination) and the Transactions (and the abandonment thereof) in the event any payment of the Termination Fee (or Expense Reimbursement, as applicable) and the costs and expenses referred to in Section 7.02(g) become due and payable under the terms of this Agreement.  Subject to Section 7.03(a)(ii), upon payment of the Termination Fee (or

Expense Reimbursement, as applicable), the Company shall have no further liability to Parent and Merger Sub hereunder and none of Parent, Merger Sub, or any of their respective Affiliates shall be entitled to bring or maintain any claim, action or proceeding against the Company or any of its Subsidiaries or any of their respective former, current or future officers, directors, partners, shareholders, managers, members or Affiliates, arising out of or in connection with this Agreement, any of the Transactions or any matters forming the basis for such termination. The parties agree that the payment of the Termination Fee (or Expense Reimbursement, as applicable) in the circumstances in which the Termination Fee (or Expense Reimbursement, as applicable) becomes payable, constitutes liquidated damages and is not a penalty, but rather a reasonable amount that will compensate the Parent and Merger Sub for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Transactions.

(c)                                  The parties agree that the payment of the Parent Termination Fee, together with the reimbursement of costs and expenses pursuant to Section 7.02(g), shall be the sole and exclusive remedy available to Company with respect to this Agreement (and the termination hereof or any matter forming the basis for such termination) and the Transactions (and the abandonment thereof) in the event any payment of the Parent Termination Fee and the costs and expenses referred to in Section 7.02(g) become due and payable under the terms of this Agreement.  Subject to Section 7.03(a)(ii), upon payment of the Parent Termination Fee, neither Parent nor Merger Sub shall have any further liability to the Company hereunder and none of the Company or any of its Affiliates shall be entitled to bring or maintain any claim, action or proceeding against Parent, Merger Sub, or any of their respective Affiliates or any of their respective former, current or future officers, directors, partners, shareholders, managers, members or Affiliates, or the Debt Financing sources, arising out of or in connection with this Agreement, any of the Transactions or any matters forming the basis for such termination. The parties agree that the payment of the Parent Termination Fee in the circumstances in which the Parent Termination Fee becomes payable, constitutes liquidated damages and is not a penalty, but rather a reasonable amount that will compensate the Company for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Transactions.  No Debt Financing source shall have any liability or obligation (other than to Parent) for any losses suffered or incurred by the Company or any other Person arising out of or in connection with the Transactions, including as a result of any breach of this Agreement or the failure of the Merger or the other Transactions to be consummated.

ARTICLE VIII

GENERAL PROVISIONS

Section 8.01                             Nonsurvival of Representations and Warranties.  None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive after the Effective Time. This Article VIII, the Agreements of the parties contained in Article II and Section 5.04 of this Agreement shall survive the Effective Time.  Each other covenant or agreement in this Agreement shall terminate upon the Effective Time or otherwise in accordance with Section 7.03 unless such covenant or agreement by its terms contemplates performance after the Effective Time or, if earlier, the termination of this Agreement in accordance with the terms hereof.

Section 8.02                             Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent by facsimile (providing confirmation of transmission) or sent by prepaid overnight courier (providing proof of delivery) to the parties at the following addresses or facsimile numbers (or at such other address or facsimile number for a party as shall be specified by like notice):

if to Parent or Merger Sub, to:

MBS Holdings, Inc.

880 Montclair Road, Suite 400

Birmingham, Alabama 35213

Telecopy No.: (205) 202-8218

Attention: William J. Fox, III

with a copy (which shall not constitute notice) to:

Bradley Arant Boult Cummings LLP

One Federal Place

1819 Fifth Avenue North

Birmingham, Alabama 35203

Telecopy No.: (205) 488-6602

Attention: Stuart M. Maxey

if to the Company, to:

Alteva, Inc.

400 Market Street,

Suite 1100

Philadelphia, Pennsylvania 19106

Telecopy No.: (215) 253-5099

Attention: Brian Kelley

with a copy (which shall not constitute notice) to:

DLA Piper LLP (US)

1251 Avenue of the Americas

New York, New York 10020

Telecopy No.: (212) 884-8729

Attention: Sidney Burke

Section 8.03                             Definitions.                                  For purposes of this Agreement:

“Affiliate” means, as to any Person (i) any other Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.  For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise and (ii) with respect to any natural Person, any member of the immediate family of such natural Person.

“Business Day” means any day other than a Saturday, Sunday or any day on which banks located in New York, New York are authorized or required to be closed for the conduct of regular banking business.

“Capitalization Representations” means the representations and warranties set forth in Sections 3.01(b)(i), (iii), (iv), (v), (vi) (with respect only to the first sentence thereof), and (viii).

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601, et seq.

“Company Real Property” means the Owned Real Property and the Leased Real Property.

“Company Subsidiary” means a Subsidiary of the Company, a list of which such Company Subsidiaries is set forth in Section 3.01(b)(vii) of the Company Disclosure Letter.

“FCC” means the Federal Communications Commission.

“Fundamental Representations” means the representations and warranties set forth in Section 3.01(a) (Organization, Standing and Corporate Power), Section 3.01(c) (Authority), Section 3.01(f)(A) (Absence of Changes), Section 3.01(p) (Financial Advisors), Section 3.01(q) (Opinion of Company Financial Advisor), Section 3.01(r) (Takeover Statutes) and Section 3.01(s) (Vote Required).

“Indebtedness” means all of the following, whether matured, unmatured, liquidated, unliquidated, contingent or otherwise (A) any indebtedness for borrowed money (including the issuance of any debt security) to any Person or any indebtedness issued in substitution for or exchange of indebtedness for borrowed money, or for the deferred purchase price of property or services with respect to which a Person is liable, contingently or otherwise, as obligor or otherwise (including reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers’ acceptances, whether or not matured, and similar obligations), including the current portion of such indebtedness, (B) any obligations evidenced by notes, bonds, or debentures to any Person, (C) any capital lease obligations properly categorized as such under GAAP to any Person, (D) any obligations in respect of letters of credit and bankers’ acceptances, (E) all obligations under conditional sale or other title retention agreements, (F) any indebtedness secured by a lien on a Person’s assets, (G) any accrued interest on any of the foregoing, (H) any prepayment or other similar fees, expenses or penalties on or relating to the repayment or assumption of any of the foregoing and (I) any guaranty of any such obligations described in clauses (A) through (H) of any Person other than the Company or any of its Subsidiaries.  For the avoidance of doubt, the term “Indebtedness” shall not include accounts payable to trade creditors and accrued expenses, in each case arising in the ordinary course of business consistent with past practices.

“Knowledge of the Company”, the “Company’s Knowledge” or references to the Company’s “awareness” or similar references means, with respect to any matter in question, the actual knowledge of the officers of the Company listed on Section 8.03 of the Company Disclosure Letter after due inquiry.

“Knowledge of the Parent”, the “Parent’s Knowledge” or similar references means, with respect to any matter in question, the actual knowledge of the officers of Parent listed on Section 8.03 of the Parent Disclosure Letter after due inquiry.

“Laws” means all statutes, laws, ordinances, rules, regulations, judgments, orders and decrees of any Governmental Entity.

“Material Adverse Change” or “Material Adverse Effect” means, any condition, circumstance, change, effect, event or occurrence, that, individually or in the aggregate, (i) has had or would reasonably be expected to have, a material adverse effect on the assets, properties, liabilities, business, results of operations or financial condition of the Company and its Subsidiaries taken as a whole, or (ii) would reasonably be expected to prevent, materially delay or materially impair the Company’s ability to consummate the Merger or the other Transactions contemplated herein, other than in the case of clause (i) of this definition conditions, circumstances, changes, effects, events or occurrences to the extent (A) generally affecting (I) the industry in which the Company and its Subsidiaries operate (the “Industry”), provided that such conditions, circumstances, changes, effects, events or occurrences do not affect the Company and its Subsidiaries, in a disproportionate manner as compared to other participants in the Industry, or (II) general economic, credit or financial or capital markets conditions in the United States or elsewhere in the world, provided that such conditions, circumstances, changes, effects, events or occurrences do not affect the Company and its Subsidiaries in a disproportionate manner as compared to other participants in the Industry, or (B) arising out of, resulting from or attributable to (I) changes in Law or in GAAP, provided that such conditions, circumstances, changes, effects, events or occurrences do not affect the Company and its Subsidiaries in a disproportionate manner as compared to other participants in the Industry, (II) the announcement or pendency of this Agreement, (III) acts of war, sabotage, hostilities or terrorism, or any escalation or worsening of any such acts of war, sabotage, hostilities or terrorism threatened or underway as of the date of this Agreement that do not disproportionately affect the Company and its Subsidiaries in a disproportionate manner as compared to other participants in the Industry, (IV) earthquakes, hurricanes, tornados or other natural disasters that do not disproportionately affect the Company and its Subsidiaries in a disproportionate manner as compared to other participants in the Industry, (V) any action taken, or omissions, by the Company or any Company Subsidiary that is specifically required by this Agreement or is taken or omitted with Parent’s written consent or at Parent’s written request, or (VI) any failure to meet any analysts or internal or public projections, forecasts or estimates of revenue or earnings in and of itself (it being understood that the facts or occurrences giving rise or contributing to such failure that are not otherwise excluded from the definition of a Material Adverse Effect may be taken into account in determining whether there has been, is, or would be a Material Adverse Effect).

“NYSE” means the New York Stock Exchange.

“Parent Material Adverse Effect” means any condition, circumstance, change, effect, event or occurrence that, individually or in the aggregate, would reasonably be expected to prevent, materially delay or materially impair the Parent’s or Merger Sub’s ability to consummate the Merger and the other Transactions.

“Permits” means all approvals, accreditations, authorizations, certificates, filings, franchises, licenses, notices and permits of or with all Governmental Entities, including all operating authorities, state operating licenses or registrations and other interstate, intrastate, national or international regulatory licenses and other Governmental Entity authorizations held by the Company or its Subsidiaries, or required to be held by the Company or a Company Subsidiary.

“Permitted Liens” means (i) Liens for taxes, assessments or other governmental charges and levies not yet due and payable or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are reflected on Balance Sheet in accordance with GAAP; (ii) immaterial Liens that, individually or in the aggregate with all other Permitted Liens described in this clause (ii), do not and will not materially interfere with the use or value of the properties or assets of the Company and its Subsidiaries taken as a whole as currently used; (iii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen, and other Liens imposed by applicable Law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith; (iv) purchase money liens or similar Liens securing rental payments under capital lease arrangements that are not, in the aggregate, material to the Company and its Subsidiaries taken as a whole; and (v) Liens relating to deposits made in the ordinary course of business consistent with past practices in connection with workers’ compensation, unemployment insurance, and other types of social security.

“Person” means any natural person, individual, firm, corporation, company, partnership, limited liability company, joint venture, association, business trust, trust, unincorporated organization, Governmental Entity or other entity.

“PUC” means any state public utilities commission, public service commission, or similar Governmental Entity with regulatory jurisdiction over any portion of the Company’s or the Company Subsidiaries’ business, or which has issued a Permit or other authorization held by the Company or any of the Company Subsidiaries.

“Qualifications” means any qualification or limitation as to materiality, Material Adverse Effect, in all material respects, material to the Company and its Subsidiaries taken as a whole and any other similar materiality qualification or limitation.

“RCRA” means the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq.

“Subsidiary” means, with respect to any Person, any other Person, an amount of the voting securities, other voting rights or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.

Section 8.04                             Interpretation.  When a reference is made in this Agreement to an Article, a Section or Exhibit, such reference shall be to an Article of, a Section of, or an Exhibit to, this Agreement unless otherwise indicated.  The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.  The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.  The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term.  Each party and its counsel have reviewed the terms and provisions of this Agreement and have contributed to its drafting.  The rules of construction providing that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement.  The terms and provisions of this Agreement shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement.

Section 8.05                             Amendments.  This Agreement may be amended by the parties hereto at any time prior to the Effective Time; provided, however, that after the approval of this Agreement by the shareholders of the Company, no amendment may be made which under applicable Law requires the approval of the shareholders of the Company without such further approval; provided, however, that the provisions of Sections 3.02, 5.13, 7.03, 8.05, 8.09, 8.12(b) and 8.14 may not be amended in any manner adverse to the Debt Financing sources without their prior written consent.  This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

Section 8.06                             Waiver.  At any time prior to the Effective Time, any party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties of the other parties contained herein or in any document, certificate or writing delivered pursuant hereto by the other parties, and (c) subject to the requirements of applicable Law, waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties granting the waiver or extension.  Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, may be construed as a waiver of any other breach or default, or as a waiver of any future breaches of, defaults under or rights to exercise such provisions, rights or privileges hereunder.

Section 8.07                             Consents and Approvals.  For any matter under this Agreement requiring the consent or approval of any party to be valid and binding on the parties hereto, such consent or approval must be in writing.

Section 8.08          Counterparts; Effectiveness.  This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.  This Agreement shall become effective when each party hereto shall have received counterparts thereof signed and delivered (including by facsimile or other electronic means) by the other party hereto.

Section 8.09          Entire Agreement; No Third-Party Beneficiaries.  This Agreement, the Company Disclosure Letter, the Parent Disclosure Letter, the Confidentiality Agreements and the Voting Agreement (a) constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties and their Affiliates with respect to the subject matter of this Agreement, the Company Disclosure Letter, the Parent Disclosure Letter,  the Confidentiality Agreements and the Voting Agreement and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and (b) only confer upon any Person other than the parties hereto any legal or equitable rights or remedies hereunder pursuant to the provisions of (i) ARTICLE II, Section 5.04 and Section 8.14 and (ii) with respect to the Debt Financing sources only, Sections 3.02, 5.13, 7.03, 8.05, 8.09, 8.12(b) and 8.14 (of which Sections the Debt Financing Sources shall be express third-party beneficiaries). Notwithstanding the foregoing, the Company shall have the right to seek damages or equitable remedies in accordance with this Agreement (subject to the terms and conditions of, and limitations set forth in, this Agreement) on behalf of its shareholders in the event of Parent or Merger Sub’s breach or wrongful termination of this Agreement, which right is hereby acknowledged by Parent and Merger Sub.

Section 8.10          GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

Section 8.11          Assignment.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties without the prior written consent of the other parties, and any assignment without such consent shall be null and void; provided, however, Parent or Merger Sub may assign any of their respective rights or obligations to any direct or indirect Subsidiary of Parent, but no such assignment shall relieve Parent or Merger Sub, as the case may be, of its obligations hereunder (including, but not limited to, the requirement to pay the Parent Termination Fee, as applicable); provided, further, from and after the Effective Time of this Agreement may be assigned to an Affiliate of a party hereto, or to a lender of a party hereto as collateral for indebtedness, or in connection with a merger, consolidation, conversion or sale of all or substantially all of the assets of a party hereto, provided that the party making such assignment shall not be released from its obligations hereunder.

Section 8.12          Specific Enforcement; Consent to Jurisdiction.

(a)           The parties hereto agree that, subject to Section 7.03, irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages.  It is accordingly agreed that prior to the valid termination of this Agreement in accordance with Section 7.01, (i) the parties shall be entitled to seek (in a court of competent jurisdiction as set forth in Section 8.12(b)) an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement (it being understood that the Company’s right to specifically enforce Parent’s and Merger Sub’s obligations to effect the Closing are governed by the following sentence), without bond or other security being required, this being in addition to any remedy to which they are entitled pursuant to Section 7.02 and/or Section 7.03, and (ii) the right of specific enforcement is an integral part of the Transactions and without that right, neither the Company nor Parent nor Merger Sub would have entered into this Agreement.  It is explicitly further agreed that the Company shall be entitled to an injunction, specific performance or other equitable remedy to specifically enforce Parent’s and Merger Sub’s obligations to effect the Closing on the terms and conditions set forth herein (as opposed to an injunction, specific performance or other equitable remedy to force Parent and Merger Sub to comply with their other obligations set forth herein (other than Parent’s and/or Merger Sub’s obligations to effect the Closing), which shall be governed by the preceding sentence) only in the event that (A) all conditions in Section 6.01 and Section 6.02 have been satisfied (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, each of which is then capable of being satisfied at a Closing on such date) at the time when the Closing would have occurred but for the failure of the Parent to comply with its obligations to effect the Closing pursuant to the terms of this Agreement, (B) the Debt Financing (or, if applicable, the Alternative Debt Financing) has been funded or will be funded at the Closing if Parent complies with its obligations to effect the Closing pursuant to the terms of this Agreement, and (C) the Company has irrevocably confirmed that if specific performance is granted and the Equity Financing and Debt Financing (or, if applicable, the Alternative Debt Financing) are funded, then the Closing will occur.  For the avoidance of doubt, (i) in no event shall the Company be entitled to enforce or seek to enforce specifically Parent’s or Merger Sub’s obligations to consummate the Transactions if the Debt Financing (or Alternative Debt Financing, as applicable) has not been funded (or will not be funded at the Closing), and (ii) under no circumstance shall the Company be permitted or entitled to receive both a grant of specific performance and payment of the Parent Termination Fee (although the Company may seek both remedies in the alternative, if available).  Notwithstanding anything to the contrary in this Section 8.12, in the event any payment of the Termination Fee, Expense Reimbursement or Parent Termination Fee shall have been paid in accordance with the terms of Article VII, this Section 8.12 shall become void and have no effect, and no party shall have any right to bring or maintain any injunction or to enforce specifically the terms of this Agreement, other than the right of such party to payment of the Termination Fee, Expense Reimbursement or Parent Termination Fee, as applicable.

(b)           Each of the parties hereto irrevocably consents to the exclusive jurisdiction and venue of the state courts of the State of New York, including state appellate courts within the State of New York (or, if such state courts of the State of New York decline to accept jurisdiction over a particular matter, any federal court within the State of New York) in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of New York for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and such process.  Notwithstanding the foregoing, each of the parties hereto agrees that it will not bring or support any action, suit, claim or proceeding, cause of action, claim, cross claim or third party claim of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against the Debt Financing sources in any way relating to this Agreement or the Transactions, including but not limited to any dispute arising out of or relating in any way to the Debt Commitment Letter or the performance thereof, in any forum other than the Supreme Court of the State of New York, County of New York or the United States District Court for the Southern District of New York (and appellate courts thereof).

Section 8.13          Waiver of Jury Trial.  EACH PARTY HERETO HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS.  EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 8.13.

Section 8.14          No Recourse.        Notwithstanding anything to the contrary contained in this Agreement, the Company (on behalf of itself and its Subsidiaries and their respective Affiliates, equityholders, directors, officers, employees, agents and representatives) hereby (i) waives any rights or claims it or they may have against any Debt Financing source in connection with this Agreement, the financings contemplated by the Debt Commitment Letters or in respect of any other document or any of the transactions contemplated hereby or thereby or any theory of law or equity (whether in tort, contract or otherwise) or in respect of any oral or written representations made or alleged to be made in connection herewith or therewith, (ii) agrees not to commence any action or proceeding against any Debt Financing source or affiliate thereof in connection with this Agreement, the financing contemplated by the Debt Commitment Letters or in respect of any other document or any of the transactions contemplated hereby or thereby or any theory of law or equity and (iii) agrees to cause any such action or proceeding asserted in connection with this Agreement, the financings contemplated by the Debt Commitment Letters or in respect of any other document or any of the transactions contemplated hereby or thereby or any theory of law or equity against any Debt Financing sources or affiliate thereof to be dismissed or otherwise terminated.  In furtherance and not in limitation of the foregoing waiver, it is acknowledged and agreed that no Debt Financing source or affiliate thereof shall have any liability for any claims or damages to the Company, any of its Subsidiaries or any shareholder of the Company in connection with this Agreement, the financings contemplated by the Debt Commitment Letters or the transactions contemplated hereby or thereby.  The provisions of this paragraph shall inure to the benefit of, and be enforceable by, each Debt Financing source, affiliate thereof and their respective successors and permitted assigns, each of which is hereby intended to be an express third party beneficiary of this Section 8.14.  Under no circumstances will the Sponsor or any of its Affiliates be considered a Debt Financing source for purposes of this Section 8.14.

Section 8.15          Severability.  If any term, condition or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, conditions and provisions of this Agreement shall nevertheless remain in full force and effect.  Upon such determination that any term, condition or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the Transactions as originally contemplated are fulfilled to the extent possible.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be signed by their respective officers hereunto duly authorized, all as of the date first written above.

MBS HOLDINGS, INC.

By:	/s/ Matthew G. Conroy
Matthew G. Conroy
Chief Financial Officer

ARROW MERGER SUBSIDIARY, INC.

By:	/s/ Matthew G. Conroy
Matthew G. Conroy
Chief Financial Officer

Signature Page to Merger Agreement

ALTEVA, INC.

By:	/s/Brian Kelley
	Name:	Brian Kelley
	Title:	Chief Executive Officer

Signature Page to Merger Agreement

ANNEX I

Officers of Surviving Corporation

William Fox III - President and Chief Executive Officer

Matthew G. Conroy - Vice President Finance and Chief Financial Officer

Charles E. Richardson III - Vice President Legal & Regulatory, General Counsel and Secretary

ANNEX II

Index of Defined Terms

Term	Section

ACA	Section 3.01(l)(xiii)
Acceptable Confidentiality Agreement	Section 4.02(c)
Acquisition Agreement	Section 4.02(b)
Affiliate	Section 8.03
Agreement	Preamble
Alternative Financing	Section 5.13(b)
Balance Sheet	Section 3.01(e)(iii)
Balance Sheet Date	Section 3.01(e)(iii)
Bankruptcy and Equity Exceptions	Section 3.01(c)(i)
Board	Preamble
Book-Entry Shares	Section 2.01(d)
Business Day	Section 8.03
Cancelled Shares	Section 2.01(a)(i)
Capitalization Representations	Section 8.03
Cash Out Options	Section 2.03(b)(i)
CERCLA	Section 8.03
Certificate of Merger	Section 1.03
Closing	Section 1.02
Closing Date	Section 1.02
COBRA	Section 3.01(l)(x)
Code	Section 2.03(b)(ii)
Common Stock	Preamble
Common Stock Book-Entry Shares	Section 2.01(d)
Common Stock Certificates	Section 2.01(d)
Common Stock Merger Consideration	Section 2.01(d)
Commonly Controlled Entities	Section 3.01(l)(i)
Commonly Controlled Entity	Section 3.01(l)(i)
Company	Preamble
Company Adverse Recommendation Change	Section 4.02(f)
Company Benefit Plans	Section 3.01(l)(i)
Company Copyrights	Section 3.01(o)
Company Disclosure Letter	Section 3.01
Company Financial Advisor	Section 3.01(p)
Company Insurance Policies	Section 3.01(u)
Company Intellectual Property	Section 3.01(o)(xii)
Company Leases	Section 3.01(n)(ii)
Company Marks	Section 3.01(o)
Company Patents	Section 3.01(o)
Company Pension Plan	Section 3.01(l)(i)
Company Real Property	Section 8.03

Term	Section
Company Recommendation	Section 3.01(c)(i)
Company SEC Documents	Section 3.01(e)(i)
Company Subsidiary	Section 8.03
Company Subsidiary Securities	Section 3.01(b)(viii)
Company Welfare Plan	Section 3.01(l)(i)
Company’s Knowledge	Section 8.03
Confidentiality Agreements	Section 5.02(b)
Continuing Employee	Section 5.08(a)
Contract	Section 3.01(c)(ii)
Debt Commitment Letter	Sections 3.02(d) and 5.13(b)
Debt Financing	Section 3.02(d)
Delisting Period	Section 5.12
Department of State	Section 1.03
Dissenting Shareholder	Section 2.02(b)
Dissenting Shares	Section 2.02(b)
DOL	Section 3.01(l)(vi)
Effective Time	Section 1.03
End Date	Section 7.01(b)(i)
Environment	Section 3.01(j)
Environmental Laws	Section 3.01(j)
EPCRS	Section 3.01(l)(iv)
Equity Commitment Letter	Section 3.02(d)
Equity Financing	Section 3.02(d)
ERISA	Section 3.01(i)(i)
Exchange Act	Section 3.01(d)
Expense Reimbursement	Section 7.02(e)
FCC	Section 8.03
Financing	Section 3.02(d)
Financing Commitments	Section 3.02(d)
Fundamental Representations	Section 8.03
GAAP	Section 3.01(e)(ii)
Governmental Entity	Section 3.01(d)
Hazardous Materials	Section 3.01(j)
Indebtedness	Section 8.03
Indemnitee(s)	Section 5.04(a)
Industry	Section 8.03
Intellectual Property Rights	Section 3.01(o)(xii)
IRS	Section 3.01(l)(iv)
Junior Preferred Stock	Section 3.01(b)(i)
Knowledge of the Company	Section 8.03
Knowledge of the Parent	Section 8.03
Known Service Providers	Section 4.01(aa)
Laws	Section 8.03
Leased Real Property	Section 3.01(n)(ii)
Licenses In	Section 3.01(o)

Term	Section
Licenses Out	Section 3.01(o)
Liens	Section 3.01(c)(ii)
Material Adverse Change	Section 8.03
Material Adverse Effect	Section 8.03
Material Company Permits	Section 3.01(i)(ii)
Material Contract	Section 3.01(h)(B)
Maximum Premium	Section 5.04(b)
Merger	Preamble
Merger Consideration	Section 2.01(d)
Merger Sub	Preamble
Merger Sub Common Stock	Section 2.01
Nonqualified Deferred Compensation Plan	Section 3.01(l)(xii)
Notice Period	Section 4.02(g)
NYBCL	Preamble
NYSE	Section 8.03
Option Cash Amount	Section 2.03(b)(i)
Original Confidentiality Agreement	Section 5.02(b)
Owned Real Property	Section 3.01(n)(i)
Parent	Preamble
Parent Disclosure Letter	Section 3.02
Parent Material Adverse Effect	Section 8.03
Parent Termination Fee	Section 7.02(f)
Parent’s Knowledge	Section 8.03
Paying Agent	Section 2.05(a)
PBGC	Section 3.01(l)(i)
Permits	Section 8.03
Permitted Liens	Section 8.03
Person	Section 8.03
Post-Closing SEC Reports	Section 5.12
Preferred Stock	Section 3.01(b)(i)
Proxy Statement	Section 3.01(d)
PUC	Section 8.03
Qualifications	Section 8.03
RCRA	Section 8.03
Related Party	Section 3.01(t)
Representatives	Section 4.02(a)
Restraints	Section 6.01(b)
Restricted Stock	Section 2.03(a)
SEC	Section 3.01(d)
Securities Act	Section 3.01(e)(i)
Senior Preferred Book-Entry Shares	Section 2.01(c)
Senior Preferred Stock	Preamble
Senior Preferred Stock Certificate	Section 2.01(c)
Senior Preferred Stock Merger Consideration	Section 2.01(c)
Shareholder Approval	Section 5.01(c)

Term	Section
Shareholders’ Meeting	Section 5.01(c)
Sponsor	Section 3.02(d)
Stock Certificate	Section 2.01(d)
Stock Options	Section 3.01(b)(i)(C)
Stock Plan	Section 2.03(a)
Subsidiary	Section 8.03
Superior Proposal	Section 4.02(e)(ii)
Surviving Corporation	Section 1.01
Takeover Proposal	Section 4.02(e)(i)
tax or taxes	Section 3.01(m)(xi)
tax return or tax returns	Section 3.01(m)(xi)
taxing authority	Section 3.01(m)(xi)
Termination Fee	Section 7.02(a)
Third Party IP Rights	Section 3.01(o)(iv)
Trade Secrets	Section 3.01(o)(xii)
Transactions	Preamble
Voting Agreement	Preamble

ANNEX B
New York Business Corporation Law Section 623 and 910

§ 623. Procedure to enforce shareholder’s right to receive payment for shares.

(a) A shareholder intending to enforce his right under a section of this chapter to receive payment for his shares if the proposed corporate action referred to therein is taken shall file with the corporation, before the meeting of shareholders at which the action is submitted to a vote, or at such meeting but before the vote, written objection to the action. The objection shall include a notice of his election to dissent, his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares if the action is taken. Such objection is not required from any shareholder to whom the corporation did not give notice of such meeting in accordance with this chapter or where the proposed action is authorized by written consent of shareholders without a meeting.

(b) Within ten days after the shareholders’ authorization date, which term as used in this section means the date on which the shareholders’ vote authorizing such action was taken, or the date on which such consent without a meeting was obtained from the requisite shareholders, the corporation shall give written notice of such authorization or consent by registered mail to each shareholder who filed written objection or from whom written objection was not required, excepting any shareholder who voted for or consented in writing to the proposed action and who thereby is deemed to have elected not to enforce his right to receive payment for his shares.

(c) Within twenty days after the giving of notice to him, any shareholder from whom written objection was not required and who elects to dissent shall file with the corporation a written notice of such election, stating his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares. Any shareholder who elects to dissent from a merger under section 905 (Merger of subsidiary corporation) or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations) or from a share exchange under paragraph (g) of section 913 (Share exchanges) shall file a written notice of such election to dissent within twenty days after the giving to him of a copy of the plan of merger or exchange or an outline of the material features thereof under section 905 or 913.

(d) A shareholder may not dissent as to less than all of the shares, as to which he has a right to dissent, held by him of record, that he owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary.

(e) Upon consummation of the corporate action, the shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights under this section. A notice of election may be withdrawn by the shareholder at any time prior to his acceptance in writing of an offer made by the corporation, as provided in paragraph (g), but in no case later than sixty days from the date of consummation of the corporate action except that if the corporation fails to make a timely offer, as provided in paragraph (g), the time for withdrawing a notice of election shall be extended until sixty days from the date an offer is made. Upon expiration of such time, withdrawal of a notice of election shall require the written consent of the corporation. In order to be effective, withdrawal of a notice of election must be accompanied by the return to the corporation of any advance payment made to the shareholder as provided in paragraph (g). If a notice of election is withdrawn, or the corporate action is rescinded, or a court shall determine that the shareholder is not entitled to receive payment for his shares, or the shareholder shall otherwise lose his dissenters’ rights, he shall not have the right to receive payment for his shares and he shall be reinstated to all his rights as a shareholder as of the consummation of the corporate action, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.

(f) At the time of filing the notice of election to dissent or within one month thereafter the shareholder of shares represented by certificates shall submit the certificates representing his shares to the corporation, or to its transfer agent, which shall forthwith note conspicuously thereon that a notice of election has been filed and shall return the certificates to the shareholder or other person who submitted them on his behalf. Any shareholder of shares represented by certificates who fails to submit his certificates for such notation as herein specified shall, at the option of the corporation exercised by written notice to him within forty-five days from the date of filing of such notice of election to dissent, lose his dissenter’s rights unless a court, for good cause shown, shall otherwise direct. Upon transfer of a certificate bearing such notation, each new certificate issued therefor shall bear a similar notation together with the name of the original dissenting holder of the shares and a transferee shall acquire no rights in the corporation except those which the original dissenting shareholder had at the time of transfer.

(g) Within fifteen days after the expiration of the period within which shareholders may file their notices of election to dissent, or within fifteen days after the proposed corporate action is consummated, whichever is later (but in no case later than ninety days from the shareholders’ authorization date), the corporation or, in the case of a merger or consolidation, the surviving or new corporation, shall make a written offer by registered mail to each shareholder who has filed such notice of election to pay for his shares at a specified price which the corporation considers to be their fair value. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares. If the corporate action has been consummated, such offer shall also be accompanied by (1) advance payment to each such shareholder who has submitted the certificates representing his shares to the corporation, as provided in paragraph (f), of an amount equal to eighty percent of the amount of such offer, or (2) as to each shareholder who has not yet submitted his certificates a statement that advance payment to him of an amount equal to eighty percent of the amount of such offer will be made by the corporation promptly upon submission of his certificates. If the corporate action has not been consummated at the time of the making of the offer, such advance payment or statement as to advance payment shall be sent to each shareholder entitled thereto forthwith upon consummation of the corporate action. Every advance payment or statement as to advance payment shall include advice to the shareholder to the effect that acceptance of such payment does not constitute a waiver of any dissenters’ rights. If the corporate action has not been consummated upon the expiration of the ninety day period after the shareholders’ authorization date, the offer may be conditioned upon the consummation of such action. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or if divided into series, of the same series and shall be accompanied by a balance sheet of the corporation whose shares the dissenting shareholder holds as of the latest available date, which shall not be earlier than twelve months before the making of such offer, and a profit and loss statement or statements for not less than a twelve month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such twelve month period, for the portion thereof during which it was in existence. Notwithstanding the foregoing, the corporation shall not be required to furnish a balance sheet or profit and loss statement or statements to any shareholder to whom such balance sheet or profit and loss statement or statements were previously furnished, nor if in connection with obtaining the shareholders’ authorization for or consent to the proposed corporate action the shareholders were furnished with a proxy or information statement, which included financial statements, pursuant to Regulation 14A or Regulation 14C of the United States Securities and Exchange Commission. If within thirty days after the making of such offer, the corporation making the offer and any shareholder agree upon the price to be paid for his shares, payment therefor shall be made within sixty days after the making of such offer or the consummation of the proposed corporate action, whichever is later, upon the surrender of the certificates for any such shares represented by certificates.

(h) The following procedure shall apply if the corporation fails to make such offer within such period of fifteen days, or if it makes the offer and any dissenting shareholder or shareholders fail to agree with it within the period of thirty days thereafter upon the price to be paid for their shares:

(1) The corporation shall, within twenty days after the expiration of whichever is applicable of the two periods last mentioned, institute a special proceeding in the supreme court in the judicial district in which the office of the corporation is located to determine the rights of dissenting shareholders and to fix the fair value of their shares. If, in the case of merger or consolidation, the surviving or new corporation is a foreign corporation without an office in this state, such proceeding shall be brought in the county where the office of the domestic corporation, whose shares are to be valued, was located.

(2) If the corporation fails to institute such proceeding within such period of twenty days, any dissenting shareholder may institute such proceeding for the same purpose not later than thirty days after the expiration of such twenty day period. If such proceeding is not instituted within such thirty day period, all dissenter’s rights shall be lost unless the supreme court, for good cause shown, shall otherwise direct.

(3) All dissenting shareholders, excepting those who, as provided in paragraph (g), have agreed with the corporation upon the price to be paid for their shares, shall be made parties to such proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons, and upon each nonresident dissenting shareholder either by registered mail and publication, or in such other manner as is permitted by law. The jurisdiction of the court shall be plenary and exclusive.

(4) The court shall determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation does not request any such determination or if the court finds that any dissenting shareholder is so entitled, it shall proceed to fix the value of the shares, which, for the purposes of this section, shall be the fair value as of the close of business on the day prior to the shareholders’ authorization date. In fixing the fair value of the shares, the court shall consider the nature of the transaction giving rise to the shareholder’s right to receive payment for shares and its effects on the corporation and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors. The court shall determine the fair value of the shares without a jury and without referral to an appraiser or referee. Upon application by the corporation or by any shareholder who is a party to the proceeding, the court may, in its discretion, permit pretrial disclosure, including, but not limited to, disclosure of any expert’s reports relating to the fair value of the shares whether or not intended for use at the trial in the proceeding and notwithstanding subdivision (d) of section 3101 of the civil practice law and rules.

(5) The final order in the proceeding shall be entered against the corporation in favor of each dissenting shareholder who is a party to the proceeding and is entitled thereto for the value of his shares so determined.

(6) The final order shall include an allowance for interest at such rate as the court finds to be equitable, from the date the corporate action was consummated to the date of payment. In determining the rate of interest, the court shall consider all relevant factors, including the rate of interest which the corporation would have had to pay to borrow money during the pendency of the proceeding. If the court finds that the refusal of any shareholder to accept the corporate offer of payment for his shares was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.

(7) Each party to such proceeding shall bear its own costs and expenses, including the fees and expenses of its counsel and of any experts employed by it. Notwithstanding the foregoing, the court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by the corporation against any or all of the dissenting shareholders who are parties to the proceeding, including any who have withdrawn their notices of election as provided in paragraph (e), if the court finds that their refusal to accept the corporate offer was arbitrary, vexatious or otherwise not in good faith. The court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by any or all of the dissenting shareholders who are parties to the proceeding against the corporation if the court finds any of the following: (A) that the fair value of the shares as determined materially exceeds the amount which the corporation offered to pay; (B) that no offer or required advance payment was made by the corporation; (C) that the corporation failed to institute the special proceeding within the period specified therefor; or (D) that the action of the corporation in complying with its obligations as provided in this section was arbitrary, vexatious or otherwise not in good faith. In making any determination as provided in clause (A), the court may consider the dollar amount or the percentage, or both, by which the fair value of the shares as determined exceeds the corporate offer.

(8) Within sixty days after final determination of the proceeding, the corporation shall pay to each dissenting shareholder the amount found to be due him, upon surrender of the certificates for any such shares represented by certificates.

(i) Shares acquired by the corporation upon the payment of the agreed value therefor or of the amount due under the final order, as provided in this section, shall become treasury shares or be cancelled as provided in section 515 (Reacquired shares), except that, in the case of a merger or consolidation, they may be held and disposed of as the plan of merger or consolidation may otherwise provide.

(j) No payment shall be made to a dissenting shareholder under this section at a time when the corporation is insolvent or when such payment would make it insolvent. In such event, the dissenting shareholder shall, at his option:

(1) Withdraw his notice of election, which shall in such event be deemed withdrawn with the written consent of the corporation; or

(2) Retain his status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the non-dissenting shareholders, and if it is not liquidated, retain his right to be paid for his shares, which right the corporation shall be obliged to satisfy when the restrictions of this paragraph do not apply.

(3) The dissenting shareholder shall exercise such option under subparagraph (1) or (2) by written notice filed with the corporation within thirty days after the corporation has given him written notice that payment for his shares cannot be made because of the restrictions of this paragraph. If the dissenting shareholder fails to exercise such option as provided, the corporation shall exercise the option by written notice given to him within twenty days after the expiration of such period of thirty days.

(k) The enforcement by a shareholder of his right to receive payment for his shares in the manner provided herein shall exclude the enforcement by such shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in paragraph (e), and except that this section shall not exclude the right of such shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is unlawful or fraudulent as to him.

(l) Except as otherwise expressly provided in this section, any notice to be given by a corporation to a shareholder under this section shall be given in the manner provided in section 605 (Notice of meetings of shareholders).

(m) This section shall not apply to foreign corporations except as provided in subparagraph (e) (2) of section 907 (Merger or consolidation of domestic and foreign corporations).

§ 910. Right of shareholder to receive payment for shares upon merger or consolidation, or sale, lease, exchange or other disposition of assets, or share exchange.

(a) A shareholder of a domestic corporation shall, subject to and by complying with section 623 (Procedure to enforce shareholder’s right to receive payment for shares), have the right to receive payment of the fair value of his shares and the other rights and benefits provided by such section, in the following cases:

(1) Any shareholder entitled to vote who does not assent to the taking of an action specified in clauses (A), (B) and (C).

(A) Any plan of merger or consolidation to which the corporation is a party; except that the right to receive payment of the fair value of his shares shall not be available:

(i) To a shareholder of the parent corporation in a merger authorized by section 905 (Merger of parent and subsidiary corporations), or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations); or

(ii) To a shareholder of the surviving corporation in a merger authorized by this article, other than a merger specified in subclause (i), unless such merger effects one or more of the changes specified in subparagraph (b) (6) of section 806 (Provisions as to certain proceedings) in the rights of the shares held by such shareholder; or

(iii) Notwithstanding subclause (ii) of this clause, to a shareholder for the shares of any class or series of stock, which shares or depository receipts in respect thereof, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote upon the plan of merger or consolidation, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

(B) Any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation which requires shareholder approval under section 909 (Sale, lease, exchange or other disposition of assets) other than a transaction wholly for cash where the shareholders’ approval thereof is conditioned upon the dissolution of the corporation and the distribution of substantially all of its net assets to the shareholders in accordance with their respective interests within one year after the date of such transaction.

(C) Any share exchange authorized by section 913 in which the corporation is participating as a subject corporation; except that the right to receive payment of the fair value of his shares shall not be available to a shareholder whose shares have not been acquired in the exchange or to a shareholder for the shares of any class or series of stock, which shares or depository receipt in respect thereof, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote upon the plan of exchange, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

(2) Any shareholder of the subsidiary corporation in a merger authorized by section 905 or paragraph (c) of section 907, or in a share exchange authorized by paragraph (g) of section 913, who files with the corporation a written notice of election to dissent as provided in paragraph (c) of section 623.

(3) Any shareholder, not entitled to vote with respect to a plan of merger or consolidation to which the corporation is a party, whose shares will be cancelled or exchanged in the merger or consolidation for cash or other consideration other than shares of the surviving or consolidated corporation or another corporation.

ANNEX C
Opinion of Oppenheimer & Co. Inc.

[LETTERHEAD OF OPPENHEIMER & CO. INC.]

September 2, 2015

The Board of Directors

Alteva, Inc.

401 Market Street, 1st Floor

Philadelphia, Pennsylvania 19106

The Board of Directors:

We understand that Oppenheimer & Co. Inc. (“Oppenheimer”) has been asked to render a written opinion (“Opinion”) to the Board of Directors of Alteva, Inc. (“Alteva”) as to the fairness, from a financial point of view, to holders of the common shares, par value $0.01 per share, of Alteva (“Alteva Common Shares”) of the Common Share Merger Consideration (as defined below) to be received by such holders as provided for in an Agreement and Plan of Merger (the “Agreement”) to be entered into among MBS Holdings, Inc. (“MBS”), an affiliate of Momentum Telecom, Inc. (“Momentum Telecom”), Arrow Merger Subsidiary, Inc. (“Merger Sub”), and Alteva.  The Agreement provides for, among other things, the merger of Merger Sub with and into Alteva (the “Merger”) pursuant to which each outstanding Alteva Common Share will be converted into the right to receive $4.70 in cash (the “Common Share Merger Consideration”).  The terms and conditions of the Merger are more fully set forth in the Agreement.

In arriving at our Opinion, we, among other things:

(a)                               reviewed a draft, dated September 2, 2015, of the Agreement (the “Draft Agreement”);

(b)                              reviewed certain publicly available business and financial information relating to Alteva, including audited financial statements of Alteva for the fiscal years ended December 31, 2014, December 31, 2013 and December 31, 2012 and an unaudited financial statement of Alteva for the six months ended June 30, 2015;

(c)                               reviewed certain other business and financial information relating to Alteva, including financial forecasts and estimates relating to Alteva for the fiscal years ending December 31, 2015 through December 31, 2019 prepared by the management of Alteva;

(d)                              held discussions with the senior management of Alteva with respect to the businesses and prospects of Alteva;

(e)                             considered the results of the process undertaken, at the direction of Alteva following Alteva’s public announcement that it was exploring potential strategic alternatives, to solicit third-party indications of interest in the acquisition of all or a part of Alteva;

(f)                                reviewed historical market prices and trading volumes for Alteva Common Shares;

(g)                               reviewed and analyzed certain publicly available financial data for companies that we deemed generally relevant in evaluating Alteva;

The Board of Directors

Alteva, Inc.

September 2, 2015

(h)                              reviewed and analyzed certain publicly available financial information for transactions that we deemed generally relevant in evaluating the Merger;

(i)                                  analyzed the estimated present value of the future cash flows of Alteva based on financial forecasts and estimates prepared by the management of Alteva; and

(j)                                  performed such other analyses, reviewed such other information and considered such other factors as we deemed appropriate.

In rendering our Opinion, we relied upon and assumed, with the consent of Alteva and without independent verification or investigation, the accuracy and completeness of all of the financial and other information provided to or discussed with us by Alteva and its respective employees, representatives and affiliates or otherwise reviewed by us.  With respect to the financial forecasts and estimates relating to Alteva utilized in our analyses, at the direction of the management of Alteva and with the consent of Alteva, we have assumed, without independent verification or investigation, that such forecasts and estimates were reasonably prepared in good faith on bases reflecting the best currently available information, estimates and judgments of the management of Alteva as to the future financial condition and operating results of Alteva and the other matters covered thereby.  We have relied on, with the consent of Alteva and without independent verification or investigation, the assessments of the management of Alteva as to, among other things, (i) the potential impact on Alteva of market, competitive and other trends in and prospects for, and governmental, regulatory and legislative matters relating to or affecting, the communications industry, (ii) Alteva’s existing and future products and technology, and (iii) Alteva’s existing and future distribution and other commercial relationships.  We have assumed, with the consent of Alteva, that there will be no developments with respect to any such matters that would be meaningful in any respect to our analyses or Opinion.

We have assumed, with the consent of Alteva, that the Merger will be consummated in accordance with its terms without waiver, modification or amendment of any material term, condition or agreement and in compliance with all applicable laws, organizational or other documents and other requirements and that, in the course of obtaining the necessary governmental, regulatory or third party approvals, consents and releases with respect to the Merger, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on Alteva or the Merger.  We also have assumed, at the direction of Alteva, that the final executed Agreement will not differ from the Draft Agreement reviewed by us in any respect meaningful to our analyses or Opinion.

We have neither made nor obtained any independent evaluations or appraisals of the assets or liabilities (contingent, off-balance sheet or otherwise) of Alteva or any other entity.  Our Opinion addresses only the fairness, from a financial point of view and as of the date hereof, of the Common Share Merger Consideration to holders of Alteva Common Shares to the extent expressly specified herein.  We express no view as to, and our Opinion does not address, any other terms, aspects or implications of the Merger, including, without limitation, the form or structure of the Merger, any consideration payable in respect of other securities (including preferred stock) of Alteva or any term, aspect or implication of any voting agreement or other agreement, arrangement or understanding entered into in connection with the Merger or otherwise, or the fairness of the amount or nature of, or any other aspect relating to, the compensation to be received by any individual officers, directors or employees of any party to the Merger, or any class of such persons, relative to the Common Share Merger Consideration or otherwise.  In addition, we express no view as to, and our Opinion does not address, the underlying business decision of Alteva to proceed with or effect the Merger nor does our Opinion address the relative merits of the Merger as

The Board of Directors

Alteva, Inc.

September 2, 2015

compared to any alternative business strategies or opportunities that might exist for Alteva or the effect of any other transaction in which Alteva might engage.  We are not expressing any opinion as to the underlying valuation, future performance or long-term viability of Alteva.  We also express no view as to, and our Opinion does not address, the solvency of Alteva or any other entity under any state, federal or other laws relating to bankruptcy, insolvency or similar matters.  Our Opinion is necessarily based on the information available to us and general economic, financial and stock market conditions and circumstances as they exist and can be evaluated by us on the date hereof.  It should be understood that, although subsequent developments may affect this Opinion, we do not have any obligation to update, revise or reaffirm the Opinion.  We are not legal, regulatory, accounting or tax advisors and we have assumed the accuracy and veracity of all assessments made by such advisors to Alteva with respect to such matters.

The issuance of this Opinion was approved by an authorized committee of Oppenheimer.  As part of our investment banking business, we are regularly engaged in valuations of businesses and securities in connection with acquisitions and mergers, underwritings, secondary distributions of securities, private placements and valuations for other purposes.

We have acted as financial advisor to Alteva in connection with the Merger and will receive a fee for our services, a portion of which is payable in connection with this Opinion and the principal portion of which is payable contingent upon consummation of the Merger.  Although during the past two years we and our affiliates have not provided financial advisory or other investment banking services to Alteva or Momentum Telecom for which we or our affiliates have received compensation, we and our affiliates may provide such services in the future for which we and such affiliates would expect to receive compensation.  In the ordinary course of business, we and our affiliates may actively trade the securities of Alteva for our and our affiliates’ own accounts and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

This Opinion is for the use of the Board of Directors of Alteva (in its capacity as such) in connection with its evaluation of the Merger and shall not constitute a recommendation as to how any shareholder should vote or act in connection with the Merger or any other matter.

Based upon and subject to the foregoing, and such other factors as we deemed relevant, it is our Opinion that, as of the date hereof, the Common Share Merger Consideration to be received by holders of Alteva Common Shares pursuant to the Agreement is fair, from a financial point of view, to such holders.

Very truly yours,

/s/ OPPENHEIMER & CO. INC.

OPPENHEIMER & CO. INC.

APPENDIX A

INFORMATION CONCERNING PARTICIPANTS IN THE COMPANY’S SOLICITATION OF PROXIES

The following tables (“Directors and Nominees” and “Officers and Employees”) set forth the name, principal business address and the present principal occupation or employment, and the name, principal business and address of any corporation or other organization in which their employment is carried on, of our directors, nominees, officers and employees who, under the rules of the SEC, are “participants” in our solicitation of proxies from our shareholders in connection with the Annual Meeting.

Directors and Nominees

The principal occupations of our directors and nominees who are “participants” in our solicitation are set forth under the section above titled “Proposal No. 4: Election of Directors” of this proxy statement. The name, principal occupation and business addresses of the organization of employment of our directors and nominees are as follows:

Name	Occupation	Business Address

Kelly C. Bloss	President of Knowledge Transfer Group, Inc.	Knowledge Transfer Group, Inc. 14 Westview Avenue, Suite 505 Tuckahoe, New York 10707

Jeffrey D. Alario	Managing Member of Alario & Associates	Alario & Associates 28 Railroad Ave # 3, Warwick, NY 10990

Douglas B. Benedict	Partner at Scura Paley and Company	Scura Paley and Company 489 Fifth Avenue- 15th Floor New York, NY 10017

Edward J. Morea	Client Services Executive for Cisco Systems, Inc.	Cisco Systems, Inc.

Brian J. Kelley	Chief Executive Officer, Alteva, Inc.	Alteva, Inc. 400 Market Street Suite 1100 Philadelphia, PA 19106

Officers and Employees

The principal occupations of our executive officers who are considered Participants and their recent principal occupations are set forth below. The principal occupation refers to such person’s position with Alteva, and the business address for each person is c/o Alteva, 400 Market Street, Suite 1100, Philadelphia, PA 19106.

Executive Officers:

Brian J. Kelley, Chief Executive Officer

Brian H. Callahan, Executive Vice-President, Chief Financial Officer, Corporate Secretary and Treasurer

Mardoqueo Marquez, Executive Vice-President and Chief Technology Officer

William K. Birnie, Executive Vice-President and Chief Marketing Officer

Andrea E. McHugh, Interim Chief Financial Officer (effective October 9, 2015)

App-1

Information Regarding Ownership of Company Securities by Participants

The number of shares of Common Stock beneficially owned by our directors and named executive officers as of September 23, 2015 is set forth under the “Security Ownership of Management” section of this proxy statement.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth all transactions that may be deemed purchases and sales of shares of the Common Stock by the individuals who are “participants” between January 1, 2013 and September 24, 2015. Unless otherwise indicated, all transactions were in the public market or pursuant to the Company’s equity compensation plans and none of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities. As discussed in the proxy statement, on August 21, 2015, the Compensation Committee amended the terms of all existing unvested restricted stock awards of non-employee directors such that all such unvested restricted stock vested on August 24, 2015.

Name	Transaction Date	Number of Shares	Transaction Description

Kelly C. Bloss	01/08/13	2,673	Acquisition	Restricted Stock Unit Grant
	06/15/13	(87)	Disposition	Shares withheld to satisfy tax withholding obligations associated with vesting of restricted stock
	01/07/14	4,313	Acquisition	Restricted Stock Unit Grant
	01/09/15	5,079	Acquisition	Restricted Stock Unit Grant

Jeffrey D. Alario	01/08/13	3,162	Acquisition	Restricted Stock Unit Grant
	06/04/13	(2,000)	Disposition	Open Market Sale
	06/15/13	(87)	Disposition	Shares withheld to satisfy tax withholding obligations associated with vesting of restricted stock
	01/07/14	3,594	Acquisition	Restricted Stock Unit Grant
	01/09/15	4,233	Acquisition	Restricted Stock Unit Grant

Douglas B. Benedict	01/08/13	2,673	Acquisition	Restricted Stock Unit Grant
	03/25/13	(2,928)	Disposition	Open Market Sale
	05/20/13	(3,500)	Disposition	Open Market Sale
	06/15/13	(87)	Disposition	Shares withheld to satisfy tax withholding obligations associated with vesting of restricted stock
	01/07/14	3,343	Acquisition	Restricted Stock Unit Grant
	01/09/15	3,937	Acquisition	Restricted Stock Unit Grant

Edward J. Morea	01/07/14	2,875	Acquisition	Restricted Stock Unit Grant
	01/09/15	3,937	Acquisition	Restricted Stock Unit Grant

Brian J. Kelley	01/07/14	3,343	Acquisition	Restricted Stock Unit Grant
	08/13/14	2,000	Acquisition	Open Market Purchase
	08/14/14	3,000	Acquisition	Open Market Purchase
	08/15/14	1,000	Acquisition	Open Market Purchase
	01/15/15	10,000	Acquisition	Restricted Stock Unit Grant
	02/19/15	7,359	Acquisition	Restricted Stock Unit Grant

Brian H. Callahan	03/11/13	7,500	Acquisition	Restricted Stock Unit Grant
	03/22/13	25,000	Acquisition	Restricted Stock Unit Grant
	05/17/13	1,000	Acquisition	Open Market Purchase
	08/14/13	1,335	Acquisition	Open Market Purchase
	03/11/14	(893)	Disposition	Shares withheld to satisfy tax withholding obligations associated with vesting of restricted stock
	03/22/14	(2,799)	Disposition	Shares withheld to satisfy tax withholding obligations associated with vesting of restricted stock
	08/15/14	5,000	Acquisition	Open Market Purchase

App-2

	02/19/15	8,081	Acquisition	Restricted Stock Unit Grant
	03/11/15	(982)	Disposition	Shares withheld to satisfy tax withholding obligations associated with vesting of restricted stock
	03/22/15	(2,858)	Disposition	Shares withheld to satisfy tax withholding obligations associated with vesting of restricted stock

Mardoqueo Marquez, Jr.	03/22/13	25,000	Acquisition	Restricted Stock Unit Grant
	02/24/14	(239)	Disposition	Shares withheld to satisfy tax withholding obligations associated with vesting of restricted stock
	03/22/14	(3,208)	Disposition	Shares withheld to satisfy tax withholding obligations associated with vesting of restricted stock
	02/19/15	5,913	Acquisition	Restricted Stock Unit Grant
	03/22/15	(3,074)	Disposition	Shares withheld to satisfy tax withholding obligations associated with vesting of restricted stock

William K. Birnie	03/22/13	25,000	Acquisition	Restricted Stock Unit Grant
	03/22/14	(2,977)	Disposition	Shares withheld to satisfy tax withholding obligations associated with vesting of restricted stock
	02/19/15	5,913	Acquisition	Restricted Stock Unit Grant
	03/22/15	(3,040)	Disposition	Shares withheld to satisfy tax withholding obligations associated with vesting of restricted stock

Andrea E. McHugh	03/22/13	4,500	Acquisition	Restricted Stock Unit Grant
	03/22/14	(536)	Disposition	Shares withheld to satisfy tax withholding obligations associated with vesting of restricted stock
	03/22/15	(589)	Disposition	Shares withheld to satisfy tax withholding obligations associated with vesting of restricted stock
	05/28/15	2,500	Acquisition	Restricted Stock Unit Grant

App-3

VOTE BY INTERNET – WWW.PROXYVOTE.COM Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your voting instruction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE – 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your voting instruction card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your voting instruction card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. KEEP THIS PORTION FOR YOU RECORDS Alteva, Inc. 400 Market Street Suite 1100 Philadelphia, PA 19106 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: --------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED DETACH AND RETURN THIS PORTION ONLY ALTEVA The Board of Directors recommends you vote FOR the following: For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “for All Except” and write the number(s) of the nominee(s) on the line below. 4. Election of Directors Nominees: 01) Jeffrey D. Alario 02) Douglas B. Benedict 03) Kelly C. Bloss 04) Brian J. Kelley 05) Edward J. Morea     The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 1. To adopt the Merger Agreement and approve the Merger and other transactions contemplated by the Merger Agreement.    2. To approve, on an advisory basis, the compensation that will or may become payable by Alteva to its named executive officers in connection with the Merger.    3. To fix the number of directors at five (5) until the next annual meeting of shareholders.    5. To approve, on an advisory basis, the compensation or our named executive officers for the year ending December 31, 2014.    6. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2015.    7. To adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Annual Meeting.    Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX]Date

- ALTEVA, INC. Annual Meeting of Shareholders november 16, 2015 10:00 a.m. THIS VOTING INSTRUCTION IS SOLICITED BY THE TRUSTEE OF THE ALTEVA, INC. 401(K) PLAN The undersigned hereby provides the voting instructions hereinafter specified to the Trustee of the Alteva, Inc. 401(k) Plan (the “Plan”), which instructions will be taken into account in directing the Trustee of the Plan to vote the shares of common stock, par value $0.01, of Alteva, Inc. (“Alteva”) held by the Trustee of the Plan, in its capacity as Trustee, as of november 16, 2015, 2015 at the Annual Meeting of Shareholders of Alteva to be held at Alteva’s Warwick Office, 47 Main Street, Warwick, NY 10990 on november 16, 2015 at 10:00 a.m., local time, and at any adjournments thereof. This 401(k) account voting instruction card, when properly executed and delivered, will direct the Trustee of the Plan to vot e the shares allocated to the undersigned’s 401(k) plan account as indicated herein. This voting instruction card revokes any prior 401(k) account voting instruction card given by the undersigned. If no direction is given, this 401(k) account voting instruction card will be voted by the Trustee of the Plan proportionally based upon the votes cast by other plan account holders whose accounts hold shares of common stock. The undersigned acknowledges receipt with this 401(k) account voting instruction card of a copy of the notice of the annual meeting and proxy statement dated October 7, 2015, describing more fully the proposals listed in this voting instruction card. Please date, sign and mail this 401(k) Account Voting Instruction Card in the envelope provided as soon as possible. (continued and to be signed on reverse side)

VOTE BY INTERNET – WWW.PROXYVOTE.COM Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59p.m. Eastern Time the day before the meeting date. Have your voting instruction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Alteva, Inc. 400 Market Street Suite 1100 Philadelphia, PA 19106 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE – 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your voting instruction card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your voting instruction card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. KEEP THIS PORTION FOR YOU RECORDS TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: --------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED DETACH AND RETURN THIS PORTION ONLY For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “for All Except” and write the number(s) of the nominee(s) on the line below. ALTEVA The Board of Directors recommends you vote FOR the following: 4. Election of Directors Nominees: 01) Jeffrey D. Alario 02) Douglas B. Benedict 03) Kelly C. Bloss 04) Brian J. Kelley 05) Edward J. Morea     The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 1. To adopt the Merger Agreement and approve the Merger and other transactions contemplated by the Merger Agreement.    2. To approve, on an advisory basis, the compensation that will or may become payable by Alteva to its named executive officers in connection with the Merger.    3. To fix the number of directors at five (5) until the next annual meeting of shareholders.    5. To approve, on an advisory basis, the compensation or our named executive officers for the year ending December 31, 2014.    6. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2015.    7. To adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Annual Meeting.    Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX]Date

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------- ALTEVA, INC. Annual Meeting of Shareholders [•], 2015 [•] a.m. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints BRIAN H. CALLAHAN and ANDREA MCHUGH, and each of them, proxies for the undersigned, with full power of substitution, to vote all of the common shares, par value $0.01, of Alteva, Inc. (“Alteva”) owned by the undersigned at the Annual Meeting of Shareholders of Alteva to be held at Alteva’s Warwick Office, 47 Main Street, Warwick, NY 10990 on [•], 2015 at [•] a.m, local time, and at any adjournments thereof. THIS PROXY, WHEN PROPERLY EXECUTED AND DELIVERED, WILL BE VOTED AS SPECIFIED BY YOU AND REVOKES ANY PRIOR PROXY GIVEN BY YOU. If no direction is given, this proxy will be voted: FOR the adoption the Merger Agreement; FOR the a pproval, on an advisory basis, of the compensation that will or may become payable by Alteva to its named executive officers in connection with the Merger; FOR the proposal to fix the number of directors at five (5) until the next annual meeting; FOR the election of the nominees for director listed on the reverse side; FOR the approval, on an advisory basis, of the compensation of Alteva’s named executive officers for the year ending December 31, 2014; FOR the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2015; and FOR the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Annual Meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. YOU ACKNOWLEDGE RECEIPT WITH THIS PROXY OF A COPY OF THE NOTICE OF THE ANNUAL MEETING AND PROXY STATEMENT DATED [•], 2015, DESCRIBING MORE FULLY THE PROPOSALS LISTED IN THIS PROXY. (continued and to be signed on reverse side)